UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

   ACQUIRED SALES CORP.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[X]        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: common stock

(2)	Aggregate number of securities to which transaction applies: 4,545,455

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined.): $19,772,729

Stock Consideration per Exchange Act Rule 0-11(a)(4):  4,545,455 common stock shares to be issued at a $2.70 per share market value (the average of the bid and asked price for other over-the-counter securities as of January 15, 2020, a specified date within 5 business days prior to the date of the filing) equals $12,272,729 times one-fiftieth of one percent or .0002 totals $2,455.

Cash Consideration per Exchange Act Rule 0-11(c)(1): One-fiftieth of one percent of the proposed $7,500,000 cash payment is $1,500.

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid: $3,955

[ ]           Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

   (4) Dated Filed:

ACQUIRED SALES CORP.

31 N. Suffolk Lane, Lake Forest, Illinois 60045

Telephone: 847-915-2446

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the stockholders of Acquired Sales Corp.:

This information statement is furnished to the stockholders of Acquired Sales Corp., a Nevada corporation (sometimes “Acquired Sales”, the “Corporation”, “Company”, “we”, “us” or “our”) in connection with the approval by our board of directors and holders of a majority of our common stock to do the following:

1.Approve the merger (the "Merger") of Warrender Enterprise Inc. d/b/a Lifted Liquids, a Wisconsin corporation (“Lifted”) into Lifted Liquids, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company, with Merger Sub being the survivor of the Merger (the "Surviving Entity").

The Lifted Transaction

Merger Agreement and Terms of the Merger

☐Subject to a number of conditions, pursuant to the Merger Agreement, the Corporation will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Corporation (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

☐The Promissory Note for the second $3,750,000 required by the Merger Agreement accrues interest at 2% per annum and must be repaid at the sooner of five years from execution or that time in which the Lifted Liquids Merger Sub’s consolidated earnings from the date of the closing of the merger exceeds $7.5 million.

☐The Merger Agreement requires that Nicholas S. Warrender be granted registration rights for the 3,900,455 shares of the Company’s unregistered common stock that he is to receive in connection with the Merger.

☐The Merger Agreement requires that Nicholas S. Warrender, William C. “Jake” Jacobs, Gerard M. Jacobs, and the Roberti Jacobs Family Trust, who together as a group will have stockholder and managerial control of the Company, will enter into a stockholder agreement wherein they must unanimously agree on Board members and on any liquidation event involving the Company or its assets.

☐The Merger Agreement also requires that the Company enter into an employment agreement with Warrender, where Warrender is entitled to $100,000 in base salary and an annual bonus stemming from the Company’s cash management bonus pool.

☐The effects of the Merger shall be that all assets, property, rights, privileges, immunities, powers, franchises, licenses, and authority of Lifted and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, and duties of Lifted and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Entity.

☐The articles of incorporation of Merger Sub shall be the articles of incorporation of the Surviving Entity, and the by-laws of Merger Sub shall be the by-laws of the Surviving Entity.

☐Upon closing of the Merger Agreement, the directors of the Corporation shall be Gerard M. Jacobs (Chairman), Nicholas S. Warrender (Vice Chairman), Vincent J. Mesolella (Lead outside director), Thomas W. Hines, James S. Jacobs, Joshua A. Bloom, Richard E. Morrissy, Michael D. McCaffrey and a ninth director who will be designated by Nicholas S. Warrender and reasonably acceptable to Gerard M. Jacobs, and the officers of the Corporation shall be as set forth below, each to hold the office until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with applicable Law.

oGerard M. Jacobs - Chairman, CEO and Secretary

oWilliam C. Jacobs - President, CFO and Treasurer

oNicholas S. Warrender - Co-Founder, Vice Chairman, Chief Operating Officer

Conditions of the Merger

☐At least twenty (20) days shall have passed after the mailing of this information statement and after the requisite filings are made with the State of Nevada.

☐The parties shall have received the necessary authorizations of relevant governmental authorities.

☐All filings required under the Securities Act or the Exchange Act necessary to consummate the Merger shall have been made.

☐The Parties executing and delivering to the Corporation an employment agreement of Nicholas S. Warrender.

☐Gerard M. Jacobs, William C. Jacobs and Nicholas S. Warrender executing and delivering a stockholders agreement to vote in concert regarding the election of directors of the Corporation and on certain other matters.

☐The Corporation, Nicholas S. Warrender and an escrow agent executing and delivering an escrow agreement;

☐The Corporation and Nicholas S. Warrender executing and delivering to the Corporation a registration rights agreement.

☐No event, change, or effect that would, individually or in the aggregate, reasonably be expected to negatively impact the value of Lifted or the Corporation as set out in the Merger Agreement.

Notice

Stockholders of record at the close of business on January 8, 2020 (the “Record Date”) are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of common stock have already consented to the action to be taken by written consent to be effective as of 20 days after the mailing of this information statement and after the requisite filings are made with the State of Nevada.

ACQUIRED SALES IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on January 8, 2020 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about January ___, 2020.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Gerard M. Jacobs

Chief Executive Officer

January 17, 2020

This information statement is being furnished to all holders of the common stock of Acquired Sales in connection with the proposed action by Written Consent to authorize the board of directors and officers of Acquired Sales to carry out activities in connection with the acquisition of Lifted.

ITEM 1.

INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Acquired Sales, in connection with resolutions of the Board of Directors and the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Acquired Sales. The Board of Directors, as approved by the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Acquired Sales as of the Record Date, provides public notice of the approval and authorization to carry out activities in connection with the merger of Lifted with and into a wholly-owned subsidiary of Acquired Sales ("Merger Sub"), with the Merger Sub being the survivor of the merger (“Merger”).

The Merger will be effectuated pursuant to the Agreement and Plan of Merger annexed hereto as Exhibit C.

The Company will pay all costs associated with the distribution of the definitive Information Statement.

The Board of Directors of the Company (the “Board”), and a majority of the Company's stockholders at the Board’s recommendation, have already approved of the Merger described above by written consent in lieu of meeting pursuant to Chapter 78 of the Nevada Revised Statutes of the State of Nevada (the “NRS”). Therefore, we are not seeking approval for the Merger or other Corporate Actions, from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Merger or other Corporate Actions.  All necessary Board and Investment Committee approvals have been obtained as of January 4, 2020, with all stockholder approvals effective as of January 10, 2020, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the Merger and other Corporate Actions as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Nevada law.

DATE, TIME AND PLACE INFORMATION

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Merger cannot be effectuated until 20 days after the date that a Definitive Information Statement is sent to the Company's stockholders.  This Preliminary Information Statement was filed with the Securities and Exchange Commission on January 17, 2020.  It is anticipated that a Definitive Information Statement will be mailed ten days thereafter, on or about January 27, 2020 (the “Mailing Date”) to the stockholders of the Company as of the close of business on January 8, 2020 (the “Record Date”).  The Company expects to effectuate the Merger approximately 20 days after the Mailing Date.  The effective date of the Merger therefore, is expected to be on or after February __, 2020.

DISSENTER’S RIGHT OF APPRAISAL

Pursuant to the NRS, our stockholders are not entitled to dissenters' rights of appraisal with respect to the Merger and the Company will not independently provide shareholders with any such right.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Common Stock

There will be no changes to any of the rights or privileges associated with our Common Stock.  The following summarizes the rights of holders of our Common Stock before and after the Merger:

·Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our stockholders generally, including the election of directors;

·There are no cumulative voting rights;

·The holders of our Common stock are entitled to dividends and other distributions as may be declared from time to time by the Board out of funds legally available for that purpose, if any, subject to any dividend rights of the preferred stock, if any;

·Upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

·The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

Dividends

No dividends or distributions to holders of our common stock – We have not declared or paid cash dividends to holders of our common stock or made distributions in the past to any stockholders, and we do not anticipate paying cash dividends or making distributions in the foreseeable future to holders of our common stock.

Dividends payable to holders of our Series A and Series B convertible preferred stock – The Company fully intends on paying the annual dividends payable to the holders of our Series A convertible preferred stock and to the holders of our Series B convertible preferred stock. As such, we have accrued these dividend liabilities. Other than these dividends, we do not anticipate making any other distributions to holders of our Series A convertible preferred stock or to holders of our Series B convertible preferred stock.

Outstanding Shares And Voting Rights

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 2,726,669 shares, each share being entitled to one vote.  The record date for determination of the security holders entitled to vote or give consent is January 8, 2020.  The consent of the holders of a majority of the shares entitled to vote upon the matter is required for approval of the actions.  The board of directors and Stockholders owning 1,493,515 which constitute a majority of 54.77% of the outstanding voting securities of Acquired Sales Corp. have unanimously adopted, ratified and approved resolutions to effect the actions listed above.  No other votes are required or necessary.  We anticipate effecting the Merger and all other actions set out herein within two months of the date that this information statement is filed.

On December 30, 2019, our Board adopted a resolution approving the Merger. On January 2, 2020, the Investment Committee of our Board approved the Merger, subject to the condition that the estimated dividends payable to the holders of the Company’s preferred stock during 2020 be placed into a separate account. On January 4, 2020, our Board approved certain changes to the terms of the Merger, including the condition required by the Investment Committee of our Board. The changed terms of the

Merger were accepted by Nicholas S. Warrender, and the Merger Agreement was signed with those changed terms being incorporated. Effective as of January 10, 2020 a majority of the stockholders of the Company took action by written consent and approved the signed Merger Agreement.

As of the Record Date, the Company has authorized capital stock of 110,000,000 shares, of which 100,000,000 are shares of Common Stock and 10,000,000 are shares of preferred stock. As of January 10, 2020, 2,726,669 shares of our common stock were issued and outstanding, held by 245 holders of record. As of January 4, 2020, 66,150 shares of our Series A Preferred Stock and 100,000 shares of our Series B Preferred Stock were issued and outstanding. Our common stock is traded on the OTC Markets under the ticker symbol ASQP.

The following 17 shareholders, being beneficial owners of an aggregate of 1,493,515 shares of Common Stock constituting approximately 54.77% of our 2,726,669 shares of outstanding authorized Common Stock, voted in favor of the Merger and other Corporate Actions described above:

Name	Number of Shares
William C. Jacobs	200,000
Roger S. Greene	111,613
Daniel F. Terry, Jr.	572,000
Vincent J. Mesolella	7,862
Robert John Jacobs	25,000
Roberti Jacobs Family Trust (1)	181,623
Miss Mimi Corporation	100,000
Liberty Capital LLC (2)	10,000
Michelle Stratton (2)	10,000
Leonard D. Hall (2)	30,000
Brian Peterson (2)	10,000
Kathy Carter (2)	60,917
Alison Brewer (2)	10,000
Alpine Securities FBO V Mark Peterson Roth IRA (2)	10,000
Richard E. Morrissy	25,000
Joshua A. Bloom	50,000
James S. Jacobs	79,500
Total	1,493,515

(1)The Roberti Jacobs Family Trust irrevocably conveyed all of its voting power to Gerard M. Jacobs pursuant to a 2007 shareholder agreement, Mr. Jacobs is one of the grantors of the trust corpus, Mr. Jacobs and his wife Grace Roberti are the trustees, and Mr. Jacobs’ children are the beneficiaries. The trust is irrevocable.

(2)Shares voted by Gerard M. Jacobs pursuant to an irrevocable proxy dated as of 7/25/2007

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Pursuant to Chapter 78 of the NRS, the approval of a majority of the Company's voting power is required in order to effectuate Corporate Actions.  Chapter 78 of the NRS eliminates the need to hold a special meeting of the Company's stockholders to approve the Corporate Actions, including the Merger, by providing that, unless the Company's Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company's voting power in favor of such action.  Neither the Articles of Incorporation nor the Bylaws of the Company state otherwise and a majority of the Corporation’s common stock have voted in favor of the Merger and other Corporate Actions.

DIRECTORS AND EXECUTIVE OFFICERS

Our articles of incorporation and bylaws authorize a board of directors comprised of a number of not less than one.

Set forth below for each person who has been elected director, based on information supplied by him, are his name, age as of the date of the Information Statement, any presently held positions with us, his principal occupation now and for the past five years, other directorships in public companies and his tenure of service with us as a director.  Each shall hold office until their successors are elected and qualify. The information has been provided by the nominees without independent verification by our management.

Executive Officers and Directors

The following table sets forth certain information regarding our current Directors and Executive Officers as of January 4, 2020.

Name	Age	Position
Joshua A. Bloom, M.D.	63	Director
Gerard M. Jacobs	64	Chairman of the Board, Chief Executive Officer and Secretary
James S. Jacobs, M.D.	65	Director
William C. "Jake" Jacobs, CPA	31	President, Chief Financial Officer and Treasurer
Michael D. McCaffrey	73	Director
Vincent J. Mesolella	70	Director
Richard E. Morrissy	64	Director
Thomas W. Hines, CPA CFA	60	Director

Our Directors serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. Our Chief Executive Officer serves at the discretion of our Board of Directors, until his death, or until he resigns or has been removed from office.

Joshua A. Bloom, M.D., age 63, has been a member of our board of directors since July 2007. He has been a practicing physician in Kenosha, Wisconsin since completion of his training in 1988. He is board Certified in Internal Medicine, Pulmonary Diseases, Critical Care Medicine and in Hospice and Palliative Care. He has been employed by Froedtert South (formerly known as United Hospital System) in the Clinical Practice Division from 1995 to present. He had been in private practice at the same address from 1988 to 1995. Dr. Bloom served on the board of directors of Kenosha Health Services Corporation from 1993 to approximately 2010 and the board of Hospice Alliance, Inc. since 1994 and Medical Director there since 1998. He also served on the board of the Beth Israel Sinai Congregation 1998 to 2014, where he served as the President from 2004 until 2010. We believe that Dr. Bloom’s experience serving as a director of the Corporation since 2007, his intelligence and educational background, and his familiarity with the medical field which has in the past and is currently providing candidates for potential acquisitions by the Corporation, qualifies him to serve as a director of the Corporation.

Dr. Bloom received a medical degree from the University of Illinois in 1982 and completed his residency in internal medicine in 1985 and fellowship in Respiratory & Critical Care Medicine in 1988; both at the University of Illinois. He received an MS in Organic Chemistry from the University of Chicago in 1978 and a BS in Chemistry from Yale College in 1977.

Gerard M. Jacobs, age 64, is Chairman of our Board of Directors, Chief Executive Officer and Secretary of the Company. Mr. Jacobs has been a private investor since 2006. In 2001, Mr. Jacobs took control of CGI Holding Corporation, and served as its Chief Executive Officer and member of its board of directors until 2006. Under Mr. Jacobs’ guidance, CGI Holding Corporation changed its name to Think Partnership Inc., made 15 acquisitions primarily of businesses involved in online marketing and advertising, and succeeded in having its common stock listed on the American Stock Exchange. The company is now known as Inuvo Inc. (NYSE:MKT: INUV). Previously, in 1995, Mr. Jacobs took control of General Parametrics Corporation, and served as its Chief Executive Officer and member of its board of directors until 1999. Under Mr. Jacobs’ guidance, General Parametrics changed its name to Metal Management Inc., made 37 acquisitions primarily of businesses involved in scrap metal recycling, and succeeded in building one of the largest scrap metal recycling companies in the world. The company is now part of Sims Metal Management Ltd. (ASX trading symbol: SGM). Mr. Jacobs has also served as the lead outside director for America’s Car-Mart, Inc. (NASDAQ: CRMT) and Patient Home Monitoring Corp. (Toronto: PHM). We believe that Mr. Jacobs’ experience serving as the Chief Executive Officer of three publicly traded companies and as a director of two other publicly traded companies, his work as an investment banker and as an attorney, and his intelligence and educational background, qualifies him to serve as a director of the Corporation.

Mr. Jacobs received a law degree from the University of Chicago Law School, which he attended as a Weymouth Kirkland Law Scholar, in 1978; and an A.B from Harvard College, in 1976, where he was elected to Phi Beta Kappa. Mr. Jacobs’ brother, James S. Jacobs, M.D., is also a member of our board of directors and William C. Jacobs, our President and Chief Financial Officer and Treasurer, is Gerard M. Jacobs’ son.

Gerard M. Jacobs earns compensation from the Company at the rate of $7,500 per month. He is also entitled to reimbursement for all of his business-related expenses.

James S. Jacobs, M.D., age 65, has been a member of our board of directors since July 2007. He is a Physician in the Department of Radiation Oncology, at St. Joseph Hospital in Denver, Colorado. He was previously the Resident Physician in Radiation Oncology at Rush Medical Center in Chicago, Illinois. We believe that Dr. Jacobs’ experience serving as a director of the Corporation since 2007, his intelligence and educational background, and his familiarity with the medical field which has in the past and is currently providing candidates for potential acquisitions by the Corporation, qualifies him to serve as a director of the Corporation.

Dr. Jacobs did a residency in Radiation Oncology at Rush Medical Center in Chicago, Illinois and an internal medicine internship and residency at the University of Colorado Medical Center in Denver, Colorado. Dr. Jacobs received a BA in Neuroscience from Amherst College in Amherst, Massachusetts in 1976.

William C. “Jake” Jacobs, CPA, age 31, is President, Chief Financial Officer and Treasurer of the Company. Effective as of February 27, 2019, the Board appointed Mr. Jacobs, the son of our Company’s Chief Executive Officer Gerard M. Jacobs, to serve as the President, Chief Financial Officer and Treasurer of the Company. Prior to becoming President, Chief Financial Officer and Treasurer of the Company, Mr. Jacobs served as an independent contractor for the Company for the past several years. Previously, Mr. Jacobs worked in the Assurance Division of Ernst & Young (doing business as EY), auditing both publicly traded and privately held companies. Mr. Jacobs graduated from the University of Southern California, with a double major in Accounting and Finance. In 2015, Mr. Jacobs won a Gold Medal at the United States of America Snowboard and Freeski Association (USASA) National Championships in the Boardercross Snowboard Senior (23-29) Men’s division.

William C. Jacobs earns compensation from the Company at the rate of $5,000 per month. He is also entitled to reimbursement for all of his business-related expenses.

Michael D. McCaffrey, age 73, has been a member of our board of directors since July 2007. He is an attorney practicing in Irvine, California and specializing in commercial and business litigation. Mr. McCaffrey has tried more than 100 jury and non-jury trials, representing numerous large companies, institutional lenders, real estate developers, contractors and various public and private corporations, partnerships and sole proprietorships. He has had sole or primary responsibility for defense and prosecution of significant matters including real property secured transactions; real estate syndication/fraud; partnership disputes/accounting/dissolution actions; corporate control; insurance (policyholders’ interests and insurers’ interests); employment litigation; prosecution, defense and expert witness on professional liability claims involving attorneys and accountants; construction, including prosecution and defense of major defect cases; and various business tort cases. We believe that Michael D. McCaffrey’s experience serving as a litigator and advisor to corporations, and his intelligence and educational background, qualifies him to serve as a director of the Corporation.

Mr. McCaffrey received his Juris Doctor in 1974 from the University of Denver College of Law where he was a member of the University of Denver Law Review (qualified by class rank, top 5%) and received a B.S. in Engineering from UCLA in 1968.

Vincent J. Mesolella, age 70, has been a member of our board of directors since October 2010. He has served for many years as the Chairman of the Narragansett Bay Commission, Providence, Rhode Island, one of the largest wastewater treatment utilities in the U.S. Mr. Mesolella also served for over twenty years as a member of the Rhode Island House of Representatives, including serving as the Majority Whip. Mr. Mesolella is the founder, President and Chief Executive Officer of MVJ Realty, LLC, a diversified real estate investment firm. Mr. Mesolella has served on the board of directors of Think Partnership Inc., an American Stock Exchange company. Mr. Mesolella has raised a great deal of money for charities including the Make-A-Wish Foundation. Mr. Mesolella resides in Rhode Island. We believe that Vincent J. Mesolella’s experience serving as a director of two publicly traded companies including service as Chairman of the Audit Committee of both, his work as a developer and business owner, his experience as an elected public official, his Chairmanship of a major wastewater treatment organization that has been nationally recognized for its excellence, his intelligence and educational background, and his familiarity with the real estate industry which has in the past and is currently providing candidates for potential acquisitions by the Corporation, qualifies him to serve as a director of the Corporation.

Richard E. Morrissy, age 64, has been a member of our board of directors since July 2007. Since August 2016, Mr. Morrissy has been working at the UIC Department of Medicine’s Section of Infectious Disease in a research clinic called Project WISH as Clinical Coordinator in Regulatory Affairs. Previously, Mr. Morrissy was the Senior Research Specialist at the Department of Surgery – CS within the UIC College of Medicine. Mr. Morrissy was a project coordinator for the School of Pharmacy. His duties included serving as project coordinator on four clinical trial research projects funded by the National Institutes of Health’s National Cancer Institute. The School of Pharmacy projects have involved multiple research projects utilizing Lycopene in restoring DNA damage in men’s prostates. The project at UIC’s internationally acclaimed Occupational Therapy School involved the setup and running of focus groups with impaired individuals to create a movement and activity computer survey for the World Health Organization. During his tenure, Mr. Morrissy managed clinical research trials including the submission of institutional review board documents and grant proposals, recruitment of subjects and data management and storage. He also designed and led focus groups, designed and critiqued research surveys, and edited manuscripts and scientific journals. We believe that Mr. Morrissy’s experience serving as a director of the Corporation since 2007, his intelligence and educational background, and his familiarity with the medical field which has in the past and is currently providing candidates for potential acquisitions by the Corporation, qualifies him to serve as a director of the Corporation. He received a B.A. in History from Western Illinois University in 1976.

Thomas W. Hines, CPA CFA, age 60, has been a member of our board of directors since February 2019.  Mr. Hines is a Vice President with Lowery Asset Consulting. Previously, Mr. Hines served as the Executive Vice President at Good Harbor Financial, as the National Director of Financial Planning at The Northern Trust Company, and as a tax partner at Ernst & Young in the financial planning group. Mr. Hines is a Certified Public Accountant (CPA) and a Chartered Financial Analyst (CFA). Mr. Hines holds a

Bachelor of Science degree in Accounting from Marquette University, and a Master of Science in Taxation from the University of Wisconsin-Milwaukee.  Mr. Hines has been featured in publications including Fortune, American Banker, and the Premier edition of Wealth magazine. We believe that Mr. Hines’ experience as a CPA and CFA, his intelligence and educational background, qualifies him to serve as a director of the Corporation. Mr. Hines has completed over 120 Triathlons, including the Hawaii Ironman World Championship.

There are no agreements or understandings for our Chief Executive Officer or directors to resign at the request of another person, and neither the Chief Executive Officer nor directors are acting on behalf of nor will any of them act at the direction of any other person. Directors are elected until their successors are duly elected and qualified.

Board Membership of Lifted, Merger Sub, and Acquired Sales Before and After the Proposed Acquisition.

Lifted board of directors pre-Merger: Lifted is a corporation without a board of directors. It is currently owned solely by Nicholas S. Warrender. In the Merger, Lifted will merge with and into Merger Sub, and following the closing of the Merger, Lifted will no longer exist as a separate entity.

Merger Sub board of directors pre-Merger:  Merger Sub is a newly formed, wholly-owned subsidiary of Acquired Sales, and Merger Sub has the same board of directors as Acquired Sales.

Merger Sub board of directors after Merger:  In the Merger, Lifted will merge with and into the Merger Sub, a wholly-owned subsidiary of Acquired Sales, and the Merger Sub will be the survivor of the Merger. Following the closing of the Merger, Merger Sub will continue to operate as a wholly-owned subsidiary of Acquired Sales, and Merger Sub will have the same board of directors as Acquired Sales.

Acquired Sales board of directors pre-Merger:  The board of directors of Acquired Sales currently consists of seven people: Gerard M. Jacobs, Joshua A. Bloom, M.D., James S. Jacobs, M.D., Thomas W. Hines, CPA CFA, Michael D. McCaffrey, Vincent J. Mesolella, and Richard E. Morrissy. Gerard M. Jacobs serves as the Chairman of Acquired Sales. Neither Nicholas S. Warrender nor his designee is currently a director of Acquired Sales.

Acquired Sales board of directors after Merger:  Pursuant to the terms of the Merger Agreement, at the Closing of the Merger the Acquired Sales board of directors will consist of Gerard M. Jacobs, Joshua A. Bloom, M.D., James S. Jacobs, M.D., Thomas W. Hines, CPA CFA, Michael D. McCaffrey, Vincent J. Mesolella, and Richard E. Morrissy, Nicholas S. Warrender, plus a ninth director who will be designated by Nicholas S. Warrender and reasonably acceptable to Gerard M. Jacobs. Gerard M. Jacobs will continue to serve as the Chairman of Acquired Sales following the closing of the Merger, and Nicholas S. Warrender will serve as the Vice Chairman. The directors will hold the office until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with applicable Law.

Board Leadership Structure

Prior to the closing of our acquisition of Lifted, our board of directors has seven members. Gerard M. Jacobs is serving as both our principal executive officer and as the Chairman of our board of directors. Mr. Jacobs, who is a Phi Beta Kappa graduate of Harvard College and attended the University of Chicago Law School as a Weymouth Kirkland Law Scholar, has extensive experience serving as the Chief Executive Officer of several publicly traded companies, and has served as an independent member of the board of directors of other publicly traded companies, in several industries. Our company pays Mr. Jacobs consulting fees of $7,500 per month. Upon AQSP closing its acquisition of Lifted Liquids, we intend to enter into a formal, individual employment agreement with Mr. Jacobs pursuant to the terms set out in the Compensation Agreement attached as Exhibit 10.53 to the Current Report on Form 8-K filed on June 26, 2019. Vincent J. Mesolella is formally designated as our lead independent director. Mr. Jacobs regularly consults with several of our independent directors, and especially with Vincent J. Mesolella, in regard to all aspects of our company’s affairs.

Mr. Mesolella has served on the boards of directors of publicly traded companies, and for many years has served as the Chairman of the Narragansett Bay Commission, a large wastewater treatment agency in Rhode Island that has won national awards under his leadership. Mr. Mesolella has been actively involved in our evaluation of Lifted as a potential acquisition candidate, and in our negotiations of the terms of our pending acquisition of Lifted. Mr. Mesolella also receives and reviews a copy of each of our monthly bank statements.

Our board of directors has appointed an Investment Committee currently consisting of our CEO Gerard M. Jacobs, our President and CFO William C. Jacobs, CPA, and director Thomas W. Hines, CPA CFA. Our Investment Committee evaluated Lifted as a potential acquisition candidate, and has approved the terms and conditions of the Merger.

We believe that our current leadership structure is appropriate given the current financial resources of our corporation, the extensive experience of our directors, and the collaborative decision-making style of Mr. Jacobs. The board of directors’ role in the risk oversight of our company involves periodic telephonic board meetings, and one-on-one and conference telephone calls and email correspondence questioning Mr. Jacobs regarding his decision-making thought process, reviewing available financial and other documents as appropriate, and brainstorming with Mr. Jacobs as to how to best advance and protect our shareholders’ interests in regard to potential acquisitions and capital raises.

The leadership structure of our board of directors will not change substantially following the closing of our acquisition of Lifted. Our board of directors is expected to expand to nine members with the addition of Nicholas S. Warrender and also a new director designated by Mr. Warrender and approved by Gerard M. Jacobs.

At the present time, Vincent J. Mesolella is our lead outside director. We also draw upon the knowledge, experience and contacts of all of our directors. We believe that this anticipated leadership structure, with an experienced Chairman and several strong independent directors providing counsel to him, is appropriate given the experience of our directors and the collaborative decision-making style of Mr. Jacobs. It is anticipated that, following the closing of our acquisition of Lifted, the board of directors’ role in the risk oversight of our company will continue to involve periodic telephonic board meetings, and one-on-one and conference telephone calls and email correspondence questioning Mr. Jacobs, regarding his decision-making thought process, reviewing available financial and other documents as appropriate, and brainstorming with Mr. Jacobs as to how to best advance and protect our shareholders’ interests in regard to potential acquisitions and capital raises, and in regard to operational and growth issues that may face Lifted.

Family Relationships

Gerard M. Jacobs and James S. Jacobs, MD are brothers. Gerard M. Jacobs and William C. Jacobs are father and son. James S. Jacobs and William C. Jacobs are uncle and nephew. There is no other family relationship among any of our officers or directors.

There are no agreements or understandings for any of our executive officers or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person. Directors are elected until their successors are duly elected and qualified.

Certain Relationships And Related Transactions

The following includes a summary of transactions during our fiscal years ended December 31, 2018 and December 31, 2017 to which we have been a party, in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this registration statement.

Purchase of Warrants and Exercise of Such Warrants

On April 1, 2018, we issued to director Dr. James S. Jacobs, brother of Chief Executive Officer Gerard M. Jacobs, rights to purchase warrants, for a purchase price of $1.00, an aggregate of 40,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be exercisable on or prior to December 31, 2024. Dr. James S. Jacobs purchased such warrants and immediately exercised such warrants on September 23, 2019.

On November 28, 2014, we granted director Dr. James S. Jacobs the right to purchase warrants, for a purchase price of $1.00, an aggregate of 25,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be fully exercisable on or prior to December 31, 2024. Dr. James S. Jacobs purchased such warrants and immediately exercised such warrants on September 23, 2019.

On November 28, 2014, we granted director Mr. Richard E. Morrissy the right to purchase warrants, for a purchase price of $1.00, an aggregate of 25,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be fully exercisable on or prior to December 31, 2024. Mr. Richard E. Morrissy purchased such warrants and immediately exercised such warrants on September 23, 2019.

On November 28, 2014, we granted director Dr. Joshua A. Bloom the right to purchase warrants, for a purchase price of $1.00, an aggregate of 25,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be fully exercisable on or prior to December 31, 2024. Dr. Joshua A. Bloom purchased such warrants and immediately exercised such warrants on September 23, 2019.

On April 1, 2018, we issued to then independent contractor and now our President and Chief Financial Officer William C. Jacobs, son of chief executive officer Gerard M. Jacobs, rights to purchase warrants, for a purchase price of $1.00, an aggregate of 210,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be exercisable on or prior to December 31, 2024. On March 13th, 2019, William C. Jacobs exercised these warrants to purchase 200,000 shares of common stock of the company, and assigned the remaining 10,000 warrants to a third party.

Operating Loans 2018

On July 16, 2018 and November 12, 2018, Dr. Joshua A. Bloom, a member of our Board of Directors, loaned the Company $10,025 and $10,000, respectively, for working capital needs. The loans bear interest at 15% per annum. The loans are payable on demand by lender. There is a default rate of 18% interest in the event that the loans are not paid on demand. The loans are secured by all of the assets of the Company. These loans were fully repaid by the Company on March 13, 2019. In addition, the loan terms grant Dr. Bloom a total of 25,000 financing warrants to purchase shares of common stock of Acquired Sales Corp., exercisable at $0.03 per share at any time through July 16, 2023. Dr. Bloom exercised such financing warrants on September 23, 2019.

On July 18, 2018 and November 8, 2018, Gerard M. Jacobs, our Chief Executive Officer and a member of our Board of Directors, loaned the Company $4,765.70 and $6,000, respectively, for working capital needs. The loans bear interest at 15% per annum. The loans are payable on demand by lender. There is a default rate of 18% interest in the event that the loans are not paid on demand. The loans are secured by all of the assets of the Company. Such loans were fully repaid by the Company on March 13, 2019. In addition, the loan terms grant Mr. Jacobs a total of 12,500 financing warrants to purchase shares of common stock of Acquired Sales Corp., exercisable at $0.03 per share at any time through July 16, 2023.

Operating Loans 2019

On January 7, 2019, January 21, 2019 and February 6, 2019, Gerard M. Jacobs, our Chief Executive Officer and a member of our board of directors, loaned the Company $5,967.50, $804, and $8,000, respectively, for working capital needs. The loans bear interest at 15% per annum. The loans are payable on demand by lender. There is a default rate of 18% interest in the event that the loans are not paid on demand. The loans are secured by all of the assets of the Company. Such loans were fully repaid by the Company on March 13, 2019. In addition, the loan terms grant Mr. Jacobs a total of 18,750 financing warrants to purchase shares of common stock of Acquired Sales Corp., exercisable at $0.03 per share at any time through July 16, 2023.

Investment in Series A Preferred Stock

On February 27, 2019, director Thomas W. Hines purchased 5,400 shares of our Series A Preferred Stock convertible into 540,000 shares of our common stock at $1.00 per share.

Compensation Agreement

Our Chief Executive Officer CEO Gerard M. Jacobs runs the Company’s operations on a part-time basis and is compensated with equity. Gerard M. Jacobs has not historically received cash compensation, and, historically, the Company’s President and CFO William C. “Jake” Jacobs has worked for $5,000 per month. Effective as of June 19, 2019 through the earlier of the closing of the Company’s acquisition of CBD Lion LLC, which is now terminated or the closing of the Company’s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, the Company has agreed to pay Gerard M. Jacobs and William C. “Jake” Jacobs consulting fees of $7,500 and $5,000 per month, respectively. In addition, upon the closing of the acquisition described herein, their salaries, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to Gerard M. Jacobs and William C. “Jake” Jacobs in the event that the Company closes on the acquisition Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million, as described in the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

Acquisition of Real Estate in Rhode Island

As discussed in our prior public filings, we have attempted to acquire one or more parcels of real estate in Rhode Island, referred to as the Mesolella/Jacobs Properties that are owned by entities affiliated with Vincent J. Mesolella and his son Derek V. Mesolella, formerly an independent contractor to the Company. One of the Mesolella/Jacobs Properties is also partly owned by an affiliate of our Chief Executive Officer, Gerard M. Jacobs. Discussions among Messrs. Mesolella and Jacobs and our independent directors have made it highly likely that we will never purchase any of the Mesolella/Jacobs Properties.

Indemnification of Officers and Directors

Our bylaws specifically limit the liability of our Chief Executive Officer and directors to the fullest extent permitted by law. As a result, aggrieved parties may have a more limited right to action than they would have had if such provisions were not present. The bylaws also provide for indemnification of our Chief Executive Officer and directors for any losses or liabilities they may incur as a result of the manner in which they operated our business or conducted internal affairs, provided that in connection with these activities they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, our best interest. In the ordinary course of business, we also may provide indemnifications of varying scope and terms to customers, vendors, lessors, business partners, independent contractors and other parties with respect to certain matters, including, but not limited to, losses arising out of our breach of such agreements, services to be provided by us, or from intellectual property infringement claims made by third-parties. We may also agree to indemnify former officers, directors, employees and independent contractors of acquired companies in connection with the acquisition of such companies.

Director Independence

We are not listed on a national exchange, such as NASDAQ, at this time. As such, we are not required to have independent directors. Our management believes that, consistent with Rule 5605(a)(2) of the NASDAQ Listing Rules that a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our management has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exceptions of Gerard M. Jacobs and Dr. James S. Jacobs, is an “independent director”.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.  Except as set forth in our discussion above in the section entitled  “Certain Relationships and Related Transactions, and Director Independence,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Composition and Committees

Our Board of Directors is currently composed of seven members: Messrs. Gerard M. Jacobs, Joshua A. Bloom, M.D., Thomas W. Hines, James S. Jacobs, M.D., Michael D. McCaffrey, Richard E. Morrissy and Vincent J. Mesolella. Our Board has decided that it would judge the independence of its directors by the heightened standards established by the NASDAQ Stock Market, despite the Company not being subject to these standards at this time. Accordingly, the Board has determined that five of our six non-employee directors, Messrs. Joshua A. Bloom, M.D., Thomas W. Hines, Michael D. McCaffrey, Richard E. Morrissy and Vincent J. Mesolella, each meet the independence standards established by the NASDAQ Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our audit committee and compensation committee. Our Board of Directors considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the NASDAQ Stock Market and the rules and regulations of the SEC.

Audit Committee and Audit Committee Financial Expert

We have an audit committee consisting of Joshua A. Bloom, M.D., Thomas W. Hines, Michael D. McCaffrey, Vincent J. Mesolella and Richard E. Morrissy as members. We have not adopted an Audit Committee charter. Vincent J. Mesolella serves as our audit committee chairman and financial expert. Our audit committee performs the following functions including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. Our Board of Directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication. Accordingly, the Board of Directors believes that each of its members has the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee member should have for a business such as the Company.

Compensation Committee

Our compensation committee is comprised of Messrs. Bloom, Hines, McCaffrey, Mesolella and Morrissy. Joshua A. Bloom, M.D. is Chairman of the compensation committee. The compensation committee is responsible for, among other things, reviewing and recommending to our Board of Directors the annual salary, bonus, stock compensation and other benefits of our executive officers, including our Chief Executive Officer and Chief Financial Officer; reviewing and providing recommendations regarding compensation and bonus levels of other members of senior management; reviewing and making recommendations to our Board of Directors on all new executive compensation programs; reviewing the compensation of our Board of Directors; and administering our equity incentive plans. The compensation committee may delegate any or all of its duties or responsibilities to a subcommittee of the compensation committee, to the extent consistent with the Company's organizational documents and all applicable laws, regulations and rules of markets in which our securities trade, as applicable. The Board has determined that each member of the compensation committee is “independent,” as that term is defined by the rules of the NASDAQ Stock Market.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee is comprised of Messrs. Bloom, Hines, McCaffrey, Mesolella and Morrissy. Michael D. McCaffrey is Chairman of the corporate governance and nominating committee. The corporate governance and nominating committee is responsible for, among other things, annually assessing the composition, skills, size and tenure of the Board of Directors in advance of annual meetings and whenever individual directors indicate that their status may change; annually considering new members for nomination to the Board of Directors; causing the Board of Directors to annually review the independence of directors; and developing and monitoring our general approach to corporate governance issues as they may arise. The Board has determined that each member of the corporate governance and nominating committee is “independent,” as that term is defined by the rules of the NASDAQ Stock Market.

Investment Committee

Our board of directors has appointed an Investment Committee currently consisting of our Chief Executive Officer Gerard M. Jacobs, our President and Chief Financial Officer William C. Jacobs, CPA and director Thomas W. Hines, CPA, CFA. Future acquisitions by the Company of direct equity ownership interests in any entity other than Ablis, Bendistillery and Bend Spirits will be subject to unanimous approval by such Investment Committee and to majority approval by the Board of Directors of the Company, provided that the requirement of unanimous approval by such Investment Committee will be terminated if the investors in the Company’s Series A Preferred Stock no longer hold 25% or more of their investment in the form of Preferred Stock or common stock of the Company following conversion, or if the Company’s common stock has closed at $10.00 per share or higher for 20 consecutive trading days and there have been on average at least 50,000 shares traded on each of those 20 consecutive trading days, or if 84 months have passed since the first date that the registration statement covering the common shares of the company into which the Company's Series A Preferred Stock can be converted (the "Series A Registration Statement") is effective.

Code of Ethics

We currently have not adopted a code of ethics due to our limited size and operations. Following completion of acquisition of assets and expansion of our business in 2020, we intend to adopt a code of ethics consisting of written standards that are designed to deter wrongdoing and to promote (a) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Commission and in other public communications made by us;

(c) Compliance with applicable governmental laws, rules and regulations; (d) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (e) Accountability for adherence to the code.

Section 16(a) Beneficial Ownership Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Such persons are further required by SEC regulation to furnish us with copies of all Section 16(a) forms (including Forms 3, 4 and 5) that they file. Based on our review of the copies of such forms received by us with respect to fiscal year 2019, or written representations from certain reporting persons, we believe all of our directors, executive officers and 10% holders have met all applicable filing requirements, except as described in this paragraph:

Daniel F. Terry, Jr., a holder of 10% of our common stock, has not filed a Form 3.

COMPENSATION OF DIRECTORS AND OFFICERS

Summary Compensation Table

Set forth below is information for the fiscal years indicated relating to the compensation of each person who served as our principal executive officer (the “Named Executive Officer”) during the past two fiscal years.

Name	Year	Fees Earned or Paid in Cash ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gerard M. Jacobs, CEO (1)	2019	$ 52,500		-	-	-	-	-	$ 52,500
	2018	-		-	-	-	-	-	-
	2017	-		-	-	-	-	-	-
William C. "Jake" Jacobs,	2019	$ 220,000		-	-	-	-	-	$ 220,000
President and CFO (2)	2018	-		-	-	-	-	-	-
	2017	-		-	-	-	-	-	-

(1) Our Chief Executive Officer Gerard M. Jacobs runs the Company’s operations on a part-time basis and is compensated with equity. Gerard M. Jacobs has not historically received cash compensation. Effective as of June 19, 2019 through the earlier of the closing of the Company’s acquisition of CBD Lion LLC, which is now terminated or the closing of the Company’s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, the Company has agreed to pay Gerard M. Jacobs consulting fees of $7,500 per month. In addition, upon the closing of the acquisition described herein, his salary, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to Gerard M. Jacobs in the event that the Company closes on the acquisition Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million, as described in the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

As of December 31, 2018, we did not experience any cash flow events as a result of any payments to our Chief Executive Officer, Gerard M. Jacobs. We have not provided retirement benefits or severance or change of control benefits to Mr. Gerard M. Jacobs. Unexercised options or warrants issued as compensation held by our Chief Executive Officer at the years ended December 31, 2017 and 2018 are set out in the following table; no equity awards were made during these years.

(2) Historically, our President and CFO William C. “Jake” Jacobs has worked for $5,000 per month. Effective as of June 19, 2019 through the earlier of the closing of the Company’s acquisition of CBD Lion LLC, which is now terminated or the closing of the Company’s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, the Company has agreed to pay William C. “Jake” Jacobs independent contractor fees of $5,000 per month. In addition, upon the closing of the acquisition described herein, his salary, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to William C. “Jake” Jacobs in the event that the Company closes on the acquisition Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million, as described in the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

William C. Jacobs was an independent contractor of the Company from May 2014 until February 4, 2019, when he was promoted to President, Treasurer and CFO of the Company. As an independent contractor, William C. Jacobs earned fees of $5,000 per month, plus reimbursement for all of his business-related expenses. However, from May 2016 through 2018, William C. Jacobs was not paid the independent contractor fees that he had earned, and he was not reimbursed for any of his business-related expenses, because the Company did not have the cash to pay him. All of the independent contractor fees that were owed to William C. Jacobs but were not paid because the Company did not have the cash to pay him, plus reimbursement for all of his business related expenses, were fully paid to him during 2019 out of the proceeds of the sale of the Company's Series A convertible preferred stock. These independent contractor fees totaled $40,000 for May 2016 through December 2016, $60,000 for 2017, $60,000 for 2018 and $60,000 for 2019, for a grand total of $220,000.

BOARD OF DIRECTORS COMPENSATION

Fees and Equity Awards for Non-Employee Directors

On April 1, 2018, we issued to director James S. Jacobs and to William C. Jacobs, then an independent contractor and now our President and Chief Financial Officer, rights to purchase warrants, for an aggregate purchase price of $2.00, an aggregate of 250,000 shares of common stock of the Company (40,000 to James S. Jacobs, and 210,000 to William C. Jacobs), at an exercise price of $0.01 per share, such warrants to be fully vested and to be exercisable on or prior to December 31, 2024. We recorded total stock compensation expense of $72,500 related to these rights to purchase warrants; this consists of $11,600 of stock compensation for the rights to purchase warrants issued to James S. Jacobs, and $60,900 of stock compensation for the rights to purchase warrants issued to William C. Jacobs.

The table below sets forth the compensation of our directors for the fiscal years ended December 31, 2018 and 2017.

Name	Year	Fees earned or paid in cash ($)	Stock awards ($)	Option awards	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Joshua A. Bloom, M.D. (2)	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-
Gerard M. Jacobs (1)	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-
James S. Jacobs, M.D. (2)	2018	-	$ 11,600	-	-	-	-	$ 11,600
	2017	-	-	-	-	-	-
Michael D. McCaffrey (2)	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-
Vincent J. Mesolella (3)	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-
Richard E. Morrissy (2)	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-
Thomas W. Hines CPA CFA	2018	-	-	-	-	-	-	-
	2017	-	-	-	-	-	-	-

(1) In 2014, Mr. Gerard M. Jacobs was granted the right to purchase from Acquired Sales, for an aggregate purchase price of $2.00: (a) warrants to purchase an aggregate of 750,000 shares of common stock, at an exercise price of $0.01 per share expiring on December 31, 2024, and (b) warrants to purchase an aggregate of 750,000 shares of common stock, at an exercise price of $1.85 per share expiring on December 31, 2024, if a required performance contingency is met. The combined fair value of these warrants was expensed in the 2014 income statement.

(2) In 2014, Dr. Joshua A. Bloom, Dr. James S. Jacobs, Mr. Michael D. McCaffrey, and Mr. Richard E. Morrissy each were granted the right to purchase from Acquired Sales, for an aggregate purchase price of $2.00: (a) warrants to purchase an aggregate of 25,000 shares of common stock, at an exercise price of $0.01 per share expiring on December 31, 2024, and (b) warrants to purchase an aggregate of 25,000 shares of common stock, at an exercise price of $1.85 per share expiring on December 31, 2024. The combined fair value of these warrants was expensed in the 2014 income statement.

(3) In 2014, Mr. Vincent J. Mesolella was granted the right to purchase from Acquired Sales, for an aggregate purchase price of $2.00: (a) warrants to purchase an aggregate of 500,000 shares of common stock, at an exercise price of $0.01 per share expiring on December 31, 2024, and (b) warrants to purchase an aggregate of 500,000 shares of common stock, at an exercise price of $1.85 per share expiring on December 31, 2024, if a required performance contingency is met. The combined fair value of these warrants was expensed in the 2014 income statement.

Compensation Discussion and Analysis

Throughout most of our history, rather than having full-time employees, our management has regularly engaged outside consultants, accountants and other professional service providers for purposes of providing services to the Company.  We also often issued options in lieu of cash compensation, so as to preserve capital where needed and limit cash risk exposure. Our Chief Executive Officer directly or indirectly owned equity in the Company, but was not paid cash. In the past year, the Company has significantly increased operations, and working capital. We hired a CFO and paid him $5,000 per month. In addition, our Chief Executive Officer commenced receiving $7,500 per month as a consulting fee. In addition, upon the closing of Warrender Enterprise Inc. d/b/a Lifted Liquids acquisition, the salaries, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to the CEO and CFO in the event the Company closes on the acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million. For a further description of the proposed compensation arrangements, please refer to the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

Historically, funding for the Company was sourced from management affiliates through loans over the past years.  The Corporation limits cash compensation to outside or internal directors and does not have a cash compensation policy.  The Corporation believes that, given the extensive experience of Mr. Jacobs and the rest of the board of directors, and the current opportunity cost factor for each of them, combined with the fact that, until recently each of them has continued to provide services without cash compensation, that the amount of compensation provided in the form of options is fair and reasonable for the Corporation. Additionally, the Corporation has, in the past, sought to retain management, which would require that the Corporation enter into long term, inflexible employment arrangements with persons that may have a limited stake in the Corporation’s success as compared to our principals.

Proposed Bonus Pool

In the event that we close the Merger with Lifted we have contracted to award annual bonuses to certain of our executives, including, Gerard M. Jacobs, William C. Jacobs, and Nicholas S. Warrender and several others.  For each fiscal year during each executive’s (“Executive”) employment term, which is anticipated to be rolling multi-year terms (each an “Employment Term”), each Executive shall be eligible to be considered for an annual bonus (the “Annual Bonus”) as part of a Company-wide management bonus pool arrangement. During the fourth quarter of each year, the Chairman of the Compensation Committee of the Board (the “Compensation Committee”) shall recommend in writing a consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) target (each, a “Target”) for the following year (the “Target Year”), which Target must be approved in writing by each of the following for as long as that Executive remains employed by the Company: Gerard M. Jacobs, William C. Jacobs, and Nicholas S. Warrender (collectively, and with respect to each for only as long as he is an employee of the Company, the “Executive Management Group”).

If the Chairman of the Compensation Committee does not recommend in writing a Target for a Target Year that is approved in writing by all of the members of each Executive Management Group prior to the commencement of the Target Year, then the Target for the Target Year shall be equal to the actual consolidated EBITDA of the Company and its subsidiaries during the then-current year (i.e., the year preceding the Target Year) as certified in writing by the Company’s outside firm of independent certified public accountants. If the actual consolidated EBITDA of the Company and its subsidiaries during the Target Year as certified in writing by the Company’s outside firm of independent certified public accountants exceeds the Target (the amount by which the actual consolidated EBITDA of the Company and its subsidiaries during the Target Year as certified in writing by the Company’s outside firm of independent certified public accountants exceeds the Target, the “Excess Amount”), then cash equal to 33% of the Excess Amount shall be set aside by the Company as a cash management bonus pool (the “Bonus Pool”), and the amount of the Bonus Pool shall be allocated and paid out by the Company as bonuses or fees to the officers of the Company and its subsidiaries (and potentially, to directors or third parties who have significantly helped the Company and its subsidiaries during the Target Year), with the amount to be paid to each payee, including the amount of any Annual Bonus to be paid to each Executive, to be determined by unanimous written agreement of each Executive Management Group, in their sole discretion.

Each Executive expressly agrees and acknowledges that the amount of the Annual Bonus (if any) allocated and paid to each Executive as so determined by unanimous written agreement of each Executive Management Group shall be final, non-appealable, and binding upon each Executive, regardless of whether each Executive receives any Annual Bonus, and regardless of whether any Annual Bonus received by each Executive is higher or lower than any other person’s bonus, under any and all circumstances whatsoever.  The Company shall pay each Executive the Annual Bonus, if any, no later than March 15th of the year following the applicable Target Year.)

Compensation Committee

Our directors, Chief Executive Officer, and our President and Chief Financial Officer, do not receive remuneration from us unless approved by the Board of Directors, but we expect to enter into employment agreements with officers in the future pursuant to the Compensation Agreement. No such payment shall preclude any director from serving us in any other capacity and receiving compensation in connection with that service. We have a compensation committee consisting of Joshua A. Bloom, M.D., Thomas W. Hines, Michael D. McCaffrey, Vincent J. Mesolella and Richard E. Morrissy as members. Joshua A. Bloom, M.D. serves as the committee’s chairman.

Long-Term Incentive Plans

Except for the incentives set out in the Compensation Agreement in favor of our Chief Executive Officer, and our President/Chief Financial Officer, there are no current arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our Board of Directors. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options or warrants may be granted at the discretion of our Board.

Except for the incentives set out in the Compensation Agreement in favor of our Chief Executive Officer, and our President/Chief Financial Officer and the proposed Bonus Pool described above to be created in favor of several of our executives, we have no current plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Aggregate Option Exercise of Last Fiscal year and Fiscal Year-End Option Values

The table below sets forth unexercised options, stock that has not yet vested and equity incentive plan awards for our Chief Executive Officer outstanding as of December 31, 2018. The options are exercisable at the respective prices listed below.

Outstanding Equity Awards At Fiscal Year End
(see description of columns (a) through (j) below)

(a) (b) (c) (d) (e) (f) (g) (h) (i) (j)
Gerard M. Jacobs, 605,000 - - $2.00 9/29/2021 - - - -
CEO 471,698 - - $2.00 11/4/2020 - - - -

Description of Columns (a) Through (j):

Option awards

(a)  The name of the named executive officer;

(b)  Number of securities underlying unexercised options (#) exercisable

(c)  Number of securities underlying unexercised options (#) unexercisable;

(d)  Equity incentive plan awards: number of securities underlying unexercised unearned options;

(e)  Option exercise price;

(f)  Option expiration date;

Stock awards

(g)  Number of shares or units of stock that have not vested (i);

(h)  Market value of shares or units of stock that have not vested;

(i)   Equity incentive plan awards: number of unearned shares, units or other rights that have not vested; and

(j)  Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested.

INDEPENDENT PUBLIC ACCOUNTANTS

On April 13, 2017, Eide Bailly LLP resigned as the Company’s independent registered public accounting firm. On July 16, 2018, the Company engaged Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm.

The following describes the audit fees, audit-related fees, tax fees, and all other fees for professional services provided by Fruci:

For the year ended December 31, 2018:For the year ended December 31, 2017:

Audit Fees: $12,500Audit Fees: $6,000

Audit-Related Fees: NoneAudit-Related Fees: None

Tax Fees: $2,000Tax Fees: $2,500

All Other Fees: NoneAll Other Fees: None

COMPENSATION PLANS

Equity Compensation Plans

None.

Option Plans

None.

AUTHORIZATION OR ISSUANCE OF SECURITIES

OTHERWISE THAN FOR EXCHANGE

Description of Securities

General

We are authorized to issue 100,000,000 shares of common stock, par value $0.001 per share, of which 2,726,669 shares are issued and outstanding.  We are authorized to issue 10,000,000 shares of preferred stock, par value $0.001 per share of which 66,150 Preferred A and 100,000 Preferred B shares are currently outstanding. Approximately 2,182,082 shares of the 2,726,669 shares of common stock presently issued and outstanding are "restricted securities" as that term is defined in Rule 144 adopted under the Securities Act.  The remaining 544,587 shares are believed to be free-trading.

Common Stock

Holders of common stock are entitled to one vote per share on each matter submitted to a vote at any meeting of stockholders.  Shares of common stock do not carry cumulative voting rights and, therefore, holders of a majority of the outstanding shares of common stock will be able to elect the entire board of directors, and, if they do so, minority stockholders would not be able to elect any members to the board of directors.  Our board of directors has authority, without action by the stockholders, to issue all or any portion of the authorized but unissued shares of common stock, which would reduce the percentage ownership of the stockholders and which may dilute the book value of the common stock.

Shareholders have no pre-emptive rights to acquire additional shares of common stock.  The common stock is not subject to redemption and carries no subscription or conversion rights.  In the event of liquidation, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities.  The shares of common stock, when issued, will be fully paid and non-assessable. We currently do not accumulate money on a regular basis in a separate custodial account, commonly referred to as a sinking fund, to be used to redeem debt securities.

Holders of common stock are entitled to receive dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends.  We have not paid dividends on common stock and do not anticipate that we will pay dividends in the foreseeable future.

Series A Preferred Stock

We have designated 400,000 shares of Series A Preferred Stock of which 66,150 shares are currently issued and outstanding. Each share of Series A Preferred Stock may be converted into 100 shares of common stock. The Series A Preferred Stock pays dividends at the rate of 3% annually. The Series A Preferred Stock dividends are cumulative if we do not have the necessary cash to pay the dividend when due. The Series A Preferred Stock dividends shall cease to accrue at such time as our Common Stock has closed at $3.00 per share or higher for 20 consecutive trading days after the first date that the Series A Registration Statement is effective, and there have been, on average, at least 25,000 shares traded on each of those 20 consecutive trading days. The Series A Preferred Stock have no voting rights. The holders of the Series A Preferred Stock have voluntary conversion rights. Shares of Series A Preferred Stock are subject to Mandatory Conversion (in the discretion of the Company) at such time as our Common Stock has closed at $5.00 per share or higher for 20 consecutive trading days after the first date that the Series A Registration Statement is effective, and there have been, on average, at least 50,000 shares traded on each of those 20 consecutive trading days.

Series B Preferred Stock

We have designated 5,000,000 shares of Series B Preferred Stock of which 100,000 shares are currently issued and outstanding. On June 28, 2019, we commenced an offering, on an any-or-all basis, to sell shares of preferred stock strictly to purchasers who are verified accredited investors pursuant to the safe-harbor exemption set out in Regulation D, Rule 506(c). The offering contemplates the sale of restricted “Series B Preferred Stock”. The principal amount of the offering is $25,000,000, which may be increased by any amount in the sole discretion of the Company. The proposed primary terms of the Series B Preferred Stock include a $5.00 per share purchase price, conversion rights into one share of common stock for each share of Series B preferred stock, and dividends at the rate of 3% annually. The proposed Series B Preferred Stock dividends are cumulative if the Company does not have the necessary cash to pay the dividend when due. The proposed Series B Preferred Stock dividends shall cease to accrue at such time as the Company’s Common Stock has closed at $7.00 per share or higher for 20 consecutive trading days after the first date that the registration statement covering the common shares of the company into which the Company's Series B Preferred Stock can be converted (the "Series B Registration Statement") is effective, and there have been, on average, at least 25,000 shares traded on each of those 20 consecutive trading days. The proposed Series B Preferred Stock shall have no voting rights. The holders of the proposed Series B Preferred Stock shall have voluntary conversion rights. Shares of the proposed Series B Preferred Stock shall be subject to Mandatory Conversion (in the discretion of the Company) at such time as the Company’s Common Stock has closed at $9.00 per share or higher for 20 consecutive trading days after the first date that the Series B Registration Statement is effective, and there have been, on average, at least 50,000 shares traded on each of those 20 consecutive trading days. As of December 10, 2019, we have accepted subscriptions from four accredited investors in private placements to purchase 100,000 shares of the Series B Preferred Stock for an aggregate purchase price of $500,000 in cash, convertible at the option of the holders into an aggregate of 100,000 shares of newly issued common stock of the Company, or $5.00 per share of common stock of the Company.

Our board of directors has the authority, without further action by the stockholders, to issue up to the 9,833,850 balance of 10,000,000 shares of authorized preferred stock. Preferred stock could be issued quickly with terms calculated to delay or prevent a change of control or make removal of management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of our common stock, and may adversely affect the voting and other rights of the holders of common stock.

Nature and Approximate Amount of Consideration to be Exchanged by Us in the Acquisition of Lifted.

Subject to a number of conditions, the Corporation will acquire 100% of the ownership of Lifted in exchange for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Corporation (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

Reasons for the proposed issuance and general effect on the rights of our security holders.

Our long stated objectives have been to seek, investigate and, if warranted, acquire an interest in one or more businesses, particularly focusing upon existing privately held businesses whose owners are willing to consider merging their businesses into our Company in order to establish a public trading market for their common stock, and whose managements are willing to operate the acquired businesses as divisions or subsidiaries of our company. Lifted fits into that longtime objective. The general effect on the rights of our security holders will be a dilution of their relative ownership, but an anticipated increase in the value and liquidity of their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 10, 2020 by:

•each of our named executive officers;

•each of our directors;

•all of our current directors and executive officers as a group; and

•each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of January 10, 2020, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 2,726,669 shares of common stock outstanding on January 10, 2020.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director, executive officer and stockholders listed is c/o Acquired Sales Corp., 31 N. Suffolk Lane, Lake Forest, Illinois 60045.

This table does not include any of the shares or warrants to be issued pursuant to the Merger with Lifted Liquids.

Pre-Lifted Liquids Merger Ownership Table

Name	Number of Series A Preferred Stock Shares Owned	Beneficial Ownership Percentage	Number of Series B Preferred Stock Shares Owned	Beneficial Ownership Percentage	Number of Common Stock Shares Owned or Controlled	Beneficial Ownership Percentage	Options/Warrants Owned	Overall Voting Power	Overall Voting Power (%)
ZIE Partners LLC (1)	25,000	47.26%	-	-	-	-	-	2,500,000	25.14%
Gerard M. Jacobs (2)	-	-	-	-	451,623	21.92%	1,857,948	2,309,571	23.23%
Daniel F. Terry, Jr. (3)	-	-	-	-	597,000	28.98%	-	597,000	6.00%
Thomas W. Hines, CPA CFA (4)	5,400	10.21%	-	-	-	-	-	540,000	5.43%
Vincent J. Mesolella (5)	-	-	-	-	7,862	0.38%	530,000	537,862	5.41%
Elana Knight (6)	4,000	7.56%	60,000	100.00%	-	-	-	460,000	4.63%
Reginald Carnick (7)	3,500	6.62%	-	-	-	-	-	350,000	3.52%
Michael Forte (8)	2,500	4.73%	-	-	-	-	-	250,000	2.51%
John Chris Jackson (9)	2,500	4.73%	-	-	-	-	-	250,000	2.51%
Thomas J. and Karen D. Neckopulos (10)	2,500	4.73%	-	-	-	-	-	250,000	2.51%
Nicholas W. Tiller (11)	2,500	4.73%	-	-	-	-	-	250,000	2.51%
Minh N. Le (12)	-	-	-	-	211,986	10.29%	-	211,986	2.13%
William C. "Jake" Jacobs, CPA (13)	-	-	-	-	200,000	9.71%	-	200,000	2.01%
Cahill Ventures (14)	2,000	3.78%	-	-	-	-	-	200,000	2.01%
Roberti Jacobs Family Trust (15)	-	-	-	-	181,623	8.82%	-	181,623	1.83%
Janean Monroe (16)	1,500	2.84%	-	-	-	-	-	150,000	1.51%
Charles Flieringa (17)	1,500	2.84%	-	-	-	-	-	150,000	1.51%
Lincolnshire Associates II Ltd (18)	-	-	-	-	142,453	6.91%	-	142,453	1.43%

Roger S. Greene (19)	-	-	-	-	113,208	5.49%	5,000	118,208	1.19%
James S. Jacobs, M.D. (20)	-	-	-	-	79,500	3.86%	25,000	104,500	1.05%
Joshua A. Bloom, M.D. (21)	-	-	-	-	50,000	2.43%	30,000	80,000	0.80%
Michael D. McCaffrey (22)	-	-	-	-	-	-	55,000	55,000	0.55%
Richard E. Morrissy (23)	-	-	-	-	25,000	1.21%	30,000	55,000	0.55%
Total of All Officers, Directors, and Affiliates as a group (23 persons and/or entities)	52,900	100.00%	60,000	100.00%	2,060,255	100.00%	2,532,948	9,943,203	100.00%

Total Officers and Directors as a group (8 persons) (24)	5,400		0		813,985		2,527,948	3,881,933

(1)Christian Zann is the Manager of ZIE Partners LLC. The address for ZIE Partners LLC is 31 N. Suffolk Lane, Lake Forest, IL 60045. ZIE Partners LLC owns 25,000 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 2,500,000 shares of Acquired Sales Corp.'s common stock.

(2)The address for Mr. Gerard M. Jacobs is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Gerard M. Jacobs, our Chairman, Chief Executive Officer, Secretary, and Treasurer has voting control over the following: (a) 181,623 Company shares owned by the Roberti Jacobs Family Trust, over which Mr. Gerard M. Jacobs has voting control via a 2007 shareholders agreement; (b) 100,000 Company shares owned by his affiliate Miss Mimi Corporation; (c) 170,000 Company shares owned by unrelated shareholders of the Company, over which Mr. Gerard M. Jacobs has voting control via a 2007 shareholders agreement; (d) 605,000 options at $2.00 per share, the vesting of which occurred upon the closing of the merger with Cogility; (e) 471,698 options at $2.00 per share (originating from Cogility); (f) 750,000 warrants at $0.01 per share, which Mr. Jacobs or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00; and (g) 31,250 financing warrants at $0.03 per share. The Company has issued to Mr. Jacobs rights to purchase 750,000 warrants at $1.85 per share, which Mr. Jacobs or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00 subject to the condition that the Company shall have acquired at least one of certain real estate properties owned by entities controlled by Vincent J. Mesolella, a Director of the Company; the Company has no intention to acquire any of such real estate properties, so these warrants are not included in the table above.

(3)The address for Mr. Daniel F. Terry, Jr., is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Daniel F. Terry owns 597,000 shares of our stock.

(4)The address for Thomas W. Hines, CPA CFA, is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Hines owns 5,400 shares of preferred stock convertible into 540,000 shares of our common stock at $1.00 per share.

(5)The address for Mr. Vincent J. Mesolella is 27 Paddock Drive, Lincoln, Road Island 02865. Mr. Mesolella has voting control over the following: (a) 7,862 shares of our common stock; (b) 5,000 options at $2.00 per share and (c) 25,000 options exercisable at $0.001 per share, and (d) the right to purchase from the Company 500,000 warrants at $0.01 per share for an aggregate consideration of $1.00. The Company has issued to Mr. Mesolella rights to purchase 500,000 warrants at $1.85 per share, which Mr. Mesolella or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00 subject to the condition that the Company shall have acquired at least one of certain real estate properties owned by entities controlled by Mr. Mesolella; the Company has no intention to acquire any of such real estate properties, so these warrants are not included in the table above.

(6)The address for Elana Knight is 31 N. Suffolk Lane, Lake Forest, IL 60045. Elana Knight owns 4,000 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 400,000 shares of Acquired Sales Corp.'s common stock. Elana Knight also owns 60,000 shares of Acquired Sales Corp.'s Series B Preferred Stock, convertible into 60,000 shares of Acquired Sales Corp.'s common stock.

(7)The address for Reginald Carnick is 31 N. Suffolk Lane, Lake Forest, IL 60045. Reginald Carnick owns 3,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 350,000 shares of Acquired Sales Corp.'s common stock.

(8)The address for Michael Forte is 31 N. Suffolk Lane, Lake Forest, IL 60045. Michael Forte owns 2,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 250,000 shares of Acquired Sales Corp.'s common stock.

(9)The address for John Chris Jackson is 31 N. Suffolk Lane, Lake Forest, IL 60045. John Chris Jackson owns 2,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 250,000 shares of Acquired Sales Corp.'s common stock.

(10)The address for Thomas J. and Karen D. Neckopulos is 31 N. Suffolk Lane, Lake Forest, IL 60045. Thomas J. and Karen D. Neckopulos own 2,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 250,000 shares of Acquired Sales Corp.'s common stock.

(11)The address for Nicholas W. Tiller is 31 N. Suffolk Lane, Lake Forest, IL 60045. Nicholas W. Tiller owns 2,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 250,000 shares of Acquired Sales Corp.'s common stock.

(12)The address for Mr. Minh N. Le is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Minh N. Le owns 211,986 shares of our stock, 100,000 of which he received in the acquisition of DSTG and 111,986 of which he purchased from Acquired Sales for $3.18 per share.

(13)The address of William C. “Jake” Jacobs, CPA, is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Jacobs owns 200,000 shares of common stock of the Company.

(14)Benjamin Cahill is the President and CEO of Cahill Ventures. The address for Cahill Ventures is 31 N. Suffolk Lane, Lake Forest, IL 60045. Cahill Ventures owns 2,000 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 200,000 shares of Acquired Sales Corp.'s common stock.

(15)The address for the Roberti Jacobs Family Trust is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. The Roberti Jacobs Family Trust irrevocably conveyed all of its voting power to Mr. Gerard M. Jacobs pursuant to the 2007 shareholder agreement described above. Mr. Gerard M. Jacobs is one of the grantors of the trust corpus, Gerard M. Jacobs and his spouse Grace A. Roberti-Jacobs are currently co-trustees, and Gerard M. Jacobs’ children are the beneficiaries. The trust is irrevocable. The Trust owns 181,623 shares.

(16)The address for Janean Monroe is 31 N. Suffolk Lane, Lake Forest, IL 60045. Janean Monroe owns 1,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 150,000 shares of Acquired Sales Corp.'s common stock.

(17)The address for Charles Flieringa is 31 N. Suffolk Lane, Lake Forest, IL 60045. Charles Flieringa owns 1,500 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 150,000 shares of Acquired Sales Corp.'s common stock.

(18)The address for Lincolnshire Associates II Ltd is 555 Skokie Blvd. #555, Northbrook, Illinois 60062. Lincolnshire Associates II Ltd owns 142,453 shares of Acquired Sales Corp.'s common stock.

(19)The address for Mr. Roger S. Greene is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Roger S. Greene owns 113,208 shares of stock. In addition, he holds options to purchase a total of 5,000 shares of our common stock at $2.00 per share.

(20)The address for Dr. James S. Jacobs is 1785 Krameria Street, Denver, Colorado 80220. Dr. James S. Jacobs owns 79,500 shares of stock. He or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00.

(21)The address for Dr. Joshua A. Bloom is 1520 South Main Street, Racine, Wisconsin 53403. Dr. Joshua A. Bloom owns 50,000 shares of stock. He also owns: (a) he holds options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00.

(22)The address for Mr. Michael D. McCaffrey is 10 Celano Court, Newport Coast, California 92657. Mr. Michael D. McCaffrey does not own any shares of stock. However: (a) he holds options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 50,000 warrants at between $0.01 and $1.85 per share for an aggregate purchase price of $2.00.

(23)The address for Mr. Richard E. Morrissy is 117 South Euclid Avenue, Oak Park, Illinois 60302. Mr. Richard E. Morrissy owns 25,000 shares of stock. He also owns: (a) options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00.

(24)Due to the combination of proxies and a shareholder agreement, all of the shares of the Roberti Jacobs Family Trust and Mr. Gerard M. Jacobs and his affiliate Miss Mimi Corporation, collectively total 2,309,571 shares (which total includes unexercised options, warrants and the right to purchase warrants to purchase shares of our common stock, all of which may be exercised at any time in the discretion of the holder or his designee; but which total excludes the right to purchase warrants to purchase an aggregate of 750,000 shares of our common stock, which may not be exercised until a required performance contingency is met) which may be voted together (without any double counting). The other directors hold a total of 1,372,362 shares (which total includes unexercised options, warrants and rights to purchase warrants to purchase shares of our common stock which may be exercised at any time in the discretion of the holder or his designee; but which total excludes the right to purchase warrants to purchase an aggregate of 500,000 shares of our common stock, which may not be exercised until a required performance contingency is met) which may be voted together (without any double counting).

Pro Forma Post-Lifted Liquids Merger Ownership Table

Name	Number of Series A Preferred Stock Shares Owned	Beneficial Ownership Percentage	Number of Series B Preferred Stock Shares Owned	Beneficial Ownership Percentage	Number of Common Stock Shares Owned or Controlled	Beneficial Ownership Percentage	Options/ Warrants Owned	Overall Voting Power	Overall Voting Power (%)
Nicholas S. Warrender (1)	-	0.00%	-	-	3,900,455	71.01%	-	3,900,455	32.51%
Gerard M. Jacobs (2)	-	0.00%	-	-	451,623	8.22%	2,107,948	2,559,571	21.34%
ZIE Partners LLC (3)	25,000	72.67%	-	-	-	0.00%	-	2,500,000	20.84%
Daniel F. Terry, Jr. (4)	-	0.00%	-	-	597,000	10.87%	-	597,000	4.98%
Thomas W. Hines, CPA CFA (5)	5,400	15.70%	-	-	-	0.00%	-	540,000	4.50%
Vincent J. Mesolella (6)	-	0.00%	-	-	7,862	0.14%	530,000	537,862	4.48%
Elana Knight (7)	4,000	11.63%	60,000	100.00%	-	0.00%	-	460,000	3.83%
William C. "Jake" Jacobs, CPA (8)	-	0.00%	-	-	200,000	3.64%	225,000	425,000	3.54%
Roberti Jacobs Family Trust (9)	-	0.00%	-	-	181,623	3.31%	-	181,623	1.51%
James S. Jacobs, M.D. (10)	-	0.00%	-	-	79,500	1.45%	25,000	104,500	0.87%
Joshua A. Bloom, M.D. (11)	-	0.00%	-	-	50,000	0.91%	30,000	80,000	0.67%
Michael D. McCaffrey (12)	-	0.00%	-	-	-	0.00%	55,000	55,000	0.46%
Richard E. Morrissy (13)	-	0.00%	-	-	25,000	0.46%	30,000	55,000	0.46%
Kevin J. Rocio (14)	-	0.00%	-	-	-	0.00%	-	0	0.00%
Total of All Officers, Directors, and Affiliates as a group (14 persons and/or entities)	34,400	100.00%	60,000	100.00%	5,493,063	100.00%	3,002,948	11,996,011	100.00%

Total Officers and Directors as a group (10 persons) (15)	5,400		0		4,714,440		3,002,948	8,257,388

(1) Post Merger, Nicholas S. Warrender will serve as Vice Chairman and Chief Operating Officer, and he will own 3,900,455 shares of Acquired Sales Corp.'s common stock.  The address for Nicholas S. Warrender is 31 N. Suffolk Lane, Lake Forest, Illinois 60045.

In addition to the 3,900,455 shares of unregistered common stock of the Corporation which Nicholas S. Warrender will receive as Merger consideration: (a) at the closing of the Merger, 645,000 shares of unregistered common stock of the Corporation will be issued as contingent deferred compensation (the "Deferred Contingent Stock") to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by him to the Corporation at the closing of the Merger (the "Deferred Contingent Stock Recipients"); Nicholas S. Warrender will not be one of the specified Deferred Contingent Stock Recipients, but subject to certain conditions and contingencies, some or all of such Deferred Contingent Stock may be forfeited by the Deferred Contingent Stock Recipients, and in such case such forfeited Deferred Contingent Stock will be issued to Nicholas S. Warrender as additional Merger consideration; and (b) warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share will be granted to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by him to the Corporation at the closing of the Merger (the "Warrant Recipients"); Nicholas S. Warrender is expected to be one of the specified Warrant Recipients.

(2) The address for Mr. Gerard M. Jacobs is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Gerard M. Jacobs, our Chairman, Chief Executive Officer, Secretary, and Treasurer has voting control over the following: (a) 181,623 Company shares owned by the Roberti Jacobs Family Trust, over which Mr. Gerard M. Jacobs has voting control via a 2007 shareholders agreement; (b) 100,000 Company shares owned by his affiliate Miss Mimi Corporation; (c) 170,000 Company shares owned by unrelated shareholders of the Company, over which Mr. Gerard M. Jacobs has voting control via a 2007 shareholders agreement; (d) 605,000 options at $2.00 per share, the vesting of which occurred upon the closing of the merger with Cogility; (e) 471,698 options at $2.00 per share (originating from Cogility); (f) 750,000 warrants at $0.01 per share, which Mr. Jacobs or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00; and (g) 31,250 financing warrants at $0.03 per share. Also, simultaneously with the execution of an employment agreement, Acquired Sales Corp. shall issue to Gerard M. Jacobs or his designee(s) five-year warrants containing a "cashless exercise" feature giving Gerard M. Jacobs or his designee(s) the right to purchase 250,000 shares of common stock of Acquired Sales Corp. exercisable at $5.00 per share, vesting upon the closing of Acquired Sales Corp.'s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids. The Company has issued to Mr. Jacobs rights to purchase 750,000 warrants at $1.85 per share, which Mr. Jacobs or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00 subject to the condition that the Company shall have acquired at least one of certain real estate properties owned by entities controlled by Vincent J. Mesolella, a Director of the Company; the Company has no intention to acquire any of such real estate properties, so these warrants are not included in the table above. Gerard M. Jacobs is expected to be one of the specified Warrant Recipients.

(3) Christian Zann is the Manager of ZIE Partners LLC. The address for ZIE Partners LLC is 31 N. Suffolk Lane, Lake Forest, IL 60045. ZIE Partners LLC owns 25,000 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 2,500,000 shares of Acquired Sales Corp.'s common stock.

(4) The address for Mr. Daniel F. Terry, Jr., is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Daniel F. Terry owns 597,000 shares of our stock.

(5) The address for Thomas W. Hines, CPA CFA, is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Hines owns 5,400 shares of preferred stock convertible into 540,000 shares of our common stock at $1.00 per share. Thomas W. Hines is expected to be one of the specified Warrant Recipients.

(6) The address for Mr. Vincent J. Mesolella is 27 Paddock Drive, Lincoln, Road Island 02865. Mr. Mesolella has voting control over the following: (a) 7,862 shares of our common stock; (b) 5,000 options at $2.00 per share; (c) 25,000 options exercisable at $0.001 per share, and (d) the right to purchase from the Company 500,000 warrants at $0.01 per share for an aggregate consideration of $1.00. The Company has issued to Mr. Mesolella rights to purchase 500,000 warrants at $1.85 per share, which Mr. Mesolella or his designee have the right to purchase from the Company for an aggregate purchase price of $1.00 subject to the condition that the Company shall have acquired at least one of certain real estate properties owned by entities controlled by Mr. Mesolella; the Company has no intention to acquire any of such real estate properties, so these warrants are not included in the table above. Vincent J. Mesolella is expected to be one of the specified Warrant Recipients.

(7) The address for Elana Knight is 31 N. Suffolk Lane, Lake Forest, IL 60045. Elana Knight owns 4,000 shares of Acquired Sales Corp.'s Series A Preferred Stock, convertible into 400,000 shares of Acquired Sales Corp.'s common stock. Elana Knight also owns 60,000 shares of Acquired Sales Corp.'s Series B Preferred Stock, convertible into 60,000 shares of Acquired Sales Corp.'s common stock.

(8) The address of William C. “Jake” Jacobs, CPA, is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Mr. Jacobs owns 200,000 shares of common stock of the Company. Also, simultaneously with the execution of an employment agreement, Acquired Sales Corp. shall issue to William C. Jacobs or his designee(s) five-year warrants containing a "cashless exercise" feature giving William C. Jacobs or his designee(s) the right to purchase 225,000 shares of common stock of Acquired Sales Corp. exercisable at $5.00 per share, vesting upon the closing of Acquired Sales Corp.'s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids. William C. Jacobs is expected to be one of the specified Deferred Contingent Stock Recipients and is also expected to be one of the specified Warrant Recipients.

(9) The address for the Roberti Jacobs Family Trust is 31 N. Suffolk Lane, Lake Forest, Illinois 60045. The Roberti Jacobs Family Trust irrevocably conveyed all of its voting power to Mr. Gerard M. Jacobs pursuant to the 2007 shareholder agreement described above. Mr. Gerard M. Jacobs is one of the grantors of the trust corpus, Gerard M. Jacobs and his spouse Grace A. Roberti-Jacobs currently are the co-trustees, and Gerard M. Jacobs’ children are the beneficiaries. The trust is irrevocable. The Trust owns 181,623 shares.

(10) The address for Dr. James S. Jacobs is 1785 Krameria Street, Denver, Colorado 80220. Dr. James S. Jacobs owns 79,500 shares of stock. He or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00. Dr. James S. Jacobs is expected to be one of the specified Warrant Recipients.

(11) The address for Dr. Joshua A. Bloom is 1520 South Main Street, Racine, Wisconsin 53403. Dr. Joshua A. Bloom owns 50,000 shares of stock. He also owns: (a) he holds options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00. Dr. Joshua A. Bloom is expected to be one of the specified Warrant Recipients.

(12) The address for Mr. Michael D. McCaffrey is 10 Celano Court, Newport Coast, California 92657. Mr. Michael D. McCaffrey does not own any shares of stock. However: (a) he holds options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 50,000 warrants at between $0.01 and $1.85 per share for an aggregate purchase price of $2.00. Mr. Michael D. McCaffrey is expected to be one of the specified Warrant Recipients.

(13) The address for Mr. Richard E. Morrissy is 117 South Euclid Avenue, Oak Park, Illinois 60302. Mr. Richard E. Morrissy owns 25,000 shares of stock. He also owns: (a) options to purchase 5,000 shares of our common stock at $2.00 per share; and (b) he or his designee has the right to purchase from the Company 25,000 warrants at $1.85 per share for a purchase price of $1.00. Mr. Richard E. Morrissy is expected to be one of the specified Warrant Recipients.

(14) The address for Mr. Kevin J. Rocio is 31 N. Suffolk Lane, Lake Forest, IL 60045. Mr. Kevin J. Rocio is expected to be one of the specified Warrant Recipients.

(15) Due to the combination of proxies and a shareholder agreement, all of the shares of the Roberti Jacobs Family Trust and Mr. Gerard M. Jacobs and his affiliate Miss Mimi Corporation, collectively total 2,559,571 shares (which total includes unexercised options, warrants and the right to purchase warrants to purchase shares of our common stock, all of which may be exercised at any time in the discretion of the holder or his designee; but which total excludes the right to purchase warrants to purchase an aggregate of 750,000 shares of our common stock, which may not be exercised until a required performance contingency is met, which the Corporation does not expect will occur) which may be voted together (without any double counting). The other directors hold a total of 5,272,817 shares (which total includes unexercised options, warrants and rights to purchase warrants to purchase shares of our common stock which may be exercised at any time in the discretion of the holder or his designee; but which total excludes the right to purchase warrants to purchase an aggregate of 500,000 shares of our common stock, which may not be exercised until a required performance contingency is met, and which the Corporation does not expect will occur) which may be voted together (without any double counting).

FINANCIAL AND OTHER INFORMATION

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

None.

Management Discussion and Analysis

Please refer to the section of this information statement entitled “Management's Discussion and Analysis of Financial Condition and Results of Operations of Lifted Liquids” for an analysis of our business post-merger with Lifted Liquids. For a Management Discussion and Analysis of Acquired Sale’s business pre-merger, please refer to the Company’s transitional report on Form 10-K filed on or about March 13, 2019.

Financial Statements

The full text of our audited consolidated and pro forma financial statements begins on page 36 of this Information Statement and include the following:

Lifted Liquids

Balance Sheets

December 31, 2018 and 2017

Lifted Liquids

Statements of Operations

For the Years Ended December 31, 2018 and 2017

Lifted Liquids

Statements of Cash Flows

For the Years Ended December 31, 2018 and 2017

Lifted Liquids

Statements of Shareholders’ Equity (Deficit)

For the Years Ended December 31, 2018 and 2017

Lifted Liquids

Balance Sheets

September 30, 2019 (Unaudited) and December 31, 2018

Lifted Liquids

Statements of Operations

For the Three and Nine Months Ended September 30, 2019 and 2018 (Unaudited)

Lifted Liquids

Statements of Shareholders’ Equity (Deficit)

For the Three and Nine Months Ended September 30, 2018 and 2019 (Unaudited)

Lifted Liquids

Statements of Cash Flows

For the Nine Months Ended September 30, 2019 and 2018 (Unaudited)

Lifted Liquids

Pro Forma Consolidated Balance Sheet

As of December 31, 2018

Lifted Liquids

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2018

Lifted Liquids

Pro Forma Consolidated Balance Sheet

As of September 30, 2019

Lifted Liquids

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

Acquired Sales Corp.

Balance Sheets

December 31, 2018 And 2017

Acquired Sales Corp.

Statements of Operations

For the Years Ended December 31, 2018 and 2017

Acquired Sales Corp.

Statements of Shareholders' Equity (Deficit)

For the Years Ended December 31, 2018 and 2017

Acquired Sales Corp.

Statements of Cash Flows

For the Years Ended December 31, 2018 and 2017

Acquired Sales Corp.

Balance Sheets

September 30, 2019 (Unaudited) and December 31, 2018

Acquired Sales Corp.

Statements of Operations

For the Three and Nine Months Ended September 30, 2019 and 2018 (Unaudited)

Acquired Sales Corp.

Statements of Shareholders’ Equity (Deficit)

For the Three and Nine Months Ended September 30, 2018 and 2019 (Unaudited)

Acquired Sales Corp.

Statements of Cash Flows

For the Nine Months Ended September 30, 2019 and 2018 (Unaudited)

Table of Contents for the Audited Financial Statements of Lifted Liquids

802 N Washington St

Spokane, WA    99201

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Information Statement on Schedule 14C of our audit report dated January 17, 2020, with respect to the balance sheets of Warrender Enterprise Inc. d/b/a Lifted Liquids as of December 31, 2018 and December 31, 2017, and the related statements of operations, shareholders’ equity (deficit), and cash flows for the years ended December 31, 2018 and 2017.

/s/ Fruci & Associates II, PLLC

Fruci & Associates II, PLLC

Spokane, Washington

January 17, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers, Members, and Stakeholders of Warrender Enterprise Inc. d/b/a Lifted Liquids

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Warrender Enterprise Inc. d/b/a Lifted Liquids (“the Company”) as of December 31, 2018 and 2017, and the related statements of operations, shareholders’ equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2019. Spokane, Washington
January 17, 2020

LIFTED LIQUIDS
BALANCE SHEETS

	December 31,
	2018	2017
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 144,284	$ 63,494
Accounts Receivable, net of $24,088 allowance in 2018 and $6,633 in 2017	165,029	27,083
Inventory	223,878	5,779
Total Current Assets	533,191	96,356
Fixed Assets, less accumulated depreciation of $14,830 in 2018 and $5,627 in 2017	95,242	68,150
Security Deposit	3,880	2,280
Total Assets	$ 632,313	$ 166,786
LIABILITIES AND EQUITY
Current Liabilities:
Credit Card and Accrued Expenses	8,760	11,360
Deferred Revenue	3,801	5,763
Total Current Liabilities	12,561	17,123
Total Liabilities	12,561	17,123

Commitments and Contingencies	0	0

Shareholders' Equity:
Common Stock, no par value; 100 shares authorized; 100 shares outstanding	1,000	1,000
Retained Earnings	618,752	148,663
Total Shareholders' Equity	619,752	149,663
Total Liabilities and Shareholders' Equity	$ 632,313	$ 166,786

LIFTED LIQUIDS
STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2018	2017
Net Sales	$ 1,777,641	$ 479,772
Cost of Goods Sold	795,369	160,410
Gross Profit	982,272	319,362
Selling, General and Administrative Expenses	61,115	32,778
Depreciation	9,203	5,627
Professional Fees	7,540	5,427
Payroll Expenses	257,705	99,724
Auto Expense	9,287	8,245
Bad Debt	17,455	6,633
Bank Charges and Merchant Fees	29,723	10,174
Advertising	8,022	23,827
Website	11,793	9,136
Rent Expense	21,881	9,120
Utilities	10,033	9,059
Travel	13,029	8,376
Income From Operations	525,486	91,236
Other Expenses
Interest Expense	1,040	11,396
Net Income	$ 524,446	$ 79,840

Basic and Diluted Net Income Per Common Share	$ 5,244	$ 798

Basic and Diluted Weighted Average Number of Common Shares Outstanding:	100	100

LIFTED LIQUIDS
STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income/(Loss)	$ 524,446	$ 79,840
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	9,203	5,627
Effect on cash of changes in operating assets and liabilities
Accounts receivable	(137,946)	(24,747)
Inventory	(218,099)	(5,779)
Security deposit	(1,600)	(2,280)
Credit Card and Accrued Expenses	(2,600)	11,360
Deferred Revenue	(1,962)	5,763
Net cash provided by operating activities	$ 171,442	$ 69,784
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(36,295)	(73,777)
Net cash used in investing activities	$ (36,295)	$ (73,777)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(54,357)	(6,471)
Net cash used in financing activities	$ (54,357)	$ (6,471)
Net cash increase/(decrease) for period	$ 80,790	$ (10,464)
Cash at beginning of period	63,494	73,958
Cash at end of period	$ 144,284	$ 63,494

	FortheYearsEnded
	December31,
	2018	2017
Supplemental Cash Flow Information
Cash paid during the period for:
Interest	1,040	11,396
Income taxes	0	0

LIFTED LIQUIDS
STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2018

				Total
	Common Stock		Retained	Shareholders'
	Shares	Amount	Earnings	Equity (Deficit)
Balance, December 31, 2016	100	$ 1,000	$ 75,294	$ 76,294
Net Income	-	-	$ 79,840	$ 79,840
Shareholder Distributions			$ (6,471)	$ (6,471)
Balance, December 31, 2017	100	$ 1,000	$ 148,663	$ 149,663
Net Income			$ 524,446	$ 524,446
Shareholder Distributions			$ (54,357)	$ (54,357)
Balance, December 31, 2018	100	$ 1,000	$ 618,752	$ 619,752

LIFTED LIQUIDS

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION, NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Organization – Warrender Enterprise Inc. d/b/a Lifted Liquids (hereinafter sometimes referred to as “Lifted Liquids,” “Lifted” or the “Company”) was incorporated in the state of Wisconsin on September 19, 2014.

Nature of Operations – Lifted Liquids was created with a passion to build a culture-based organization focused upon quality products and a healthier lifestyle. Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from: CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Basis of Presentation – The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) typically requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity date within 90 days. Cash equivalents are carried at cost. The Company maintains its cash balance at a credit-worthy financial institution that is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. Deposits with these banks may exceed the amount of insurance provided on such deposits; however, these deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Fair Value of Financial Instruments – The historical carrying amount of the financial instruments, which principally include cash, trade receivables, historical accounts payable and accrued expenses, approximates fair value due to the relative short maturity of such instruments. Accounting Standards Codification (“ASC”) 820 defines fair value, establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. Fair value is defined under ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair-value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quotes prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Accounts Receivable – The Company evaluates the collectability of its trade accounts receivable based on a number of factors. In circumstances where the Company becomes aware of a specific customer’s inability to meet its financial obligations to the Company, a specific reserve for bad debts is estimated and recorded, which reduces the recognized receivable to the estimated amount the Company believes will ultimately be collected. In addition to specific customer identification of potential bad debts, bad debt charges are recorded based on the Company’s recent loss history and an overall assessment of past due trade accounts receivable outstanding. Allowances for bad debts of $24,088 and $6,633 were recorded at December 31, 2018 and at December 31, 2017, respectively.

Inventory – Inventory is valued at the lower of average cost or market value (net realizable value). Inventory consisted of the following at December 31, 2017 and 2018:

	December 31, 2018	December 31, 2017
Raw Goods	$ 200,250	$ -
Finished Goods	$ 23,628	$ 5,779
Total Inventory	$ 223,878	$ 5,779

Fixed Assets – Fixed assets are recorded and stated at cost. Fixed assets that cost less than $2,500 are expensed, and fixed assets that cost $2,500 or more are capitalized. Depreciation of machinery and equipment, leasehold improvements, and computer equipment, is based on the asset’s estimated useful life and is calculated using the straight-line method. Normal repairs and maintenance costs are expensed as incurred. Expenditures that materially increase values or extend useful lives are capitalized. The related costs and accumulated depreciation of disposed assets are eliminated and any resulting gain or loss on disposition is included in net income.

Management regularly reviews property and equipment and other long-lived assets for possible impairment. This review occurs annually, or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. If there is indication of impairment, management then prepares an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. The fair value is estimated using the present value of the future cash flows discounted at a rate commensurate with management’s estimates of the business risks.

Preparation of estimated expected future cash flows is inherently subjective and is based on management’s best estimate of assumptions concerning expected future conditions. Long-lived assets held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Security Deposit – The Company has paid a security deposit to its lessor for the Company’s current office, manufacturing and warehouse space.

Revenue

The Company recognizes revenue in accordance with Accounting Standards Codification ("ASC") 606.

Revenue Recognition on the Sale of Raw Materials to Customers

The Company sells water soluble CBD, distillate and isolate (“Raw Materials”) to various customers. The Company does not offer terms to customers buying Raw Materials. In the majority of sales of Raw Materials to customers, customers are required to pay the full price before receiving the Raw Materials. In some cases, with the sale of large quantities of Raw Materials to customers with whom the Company has established relationships, the Company may allow the customer to pay 50% of the purchase up front, and then, after delivery of the product, the customer is required to pay the remaining 50% of the purchase price.

Revenue Recognition on the Sale of Products to Private Label Clients

In the majority of cases, private label clients are required to pay up front for the goods that they order. If the private label client orders more than ten stock keeping units (“SKUs”) in an order, the Company will collect a down payment of at least 50% of the total purchase order, and then will collect the remaining amount upon delivery of the purchased goods.

Revenue Recognition on the Sale of Lifted Liquids-Branded Products to Wholesalers, Distributors and End Users

The Company sells its own branded products to distributors, which then sell Lifted’s products to vape shops, CBD stores, convenience stores, health food stores, and other outlets. The Company also sells its own branded products to wholesalers and directly to consumers online.

The Company’s revenue is recognized when it satisfies a single performance obligation by transferring control of its products to a customer. Control is generally transferred when the Company’s products are either shipped or delivered based on the terms contained within the underlying contracts or agreements.

The Company excludes from revenues all taxes assessed by a governmental authority that are imposed on the sale of its products and collected from customers.

Promotional and other allowances (variable consideration) recorded as a reduction to gross sales, primarily include consideration given to the Company’s distributors or retail customers including, but not limited to discounted or free products.

The Company’s promotional and other allowance accruals are established during the year for its anticipated liabilities. These accruals require management’s judgment. Differences between such estimated expenses and actual expenses for promotional and other allowance costs are recognized in earnings in the period such differences are determined.

Management believes that adequate provision has been made for cash discounts, returns and spoilage based on the Company’s historical experience.

Described below are some of the reasons why an end customer may want to return an ordered item, and how the Company responds in each situation:

1) The ordered item breaks in transit to the customer. In this case, the Company will replace the broken item at no cost to the customer.

2) The Company sent the wrong item to the customer. In this case, the Company will allow the customer to keep, at no cost to the customer, the item that was mistakenly sent to the customer. The Company will also send the correct product to the customer, at no cost to the customer.

3) The customer ordered the wrong product. In this case, the customer, at his/her own expense, must mail the mistakenly ordered product back to the Company, and the Company will mail the correct product to the customer.

The three scenarios described above do not occur frequently, and occurrences are immaterial.

In the event that a wholesaler or distributor wants to return a purchase, the Company will exchange the wholesaler’s or distributor’s purchase for store credit or for items of the same value so long as the purchase is not open or damaged; as such, any difference in sale price is immaterial.

Disaggregation of Revenue

Nearly all of the Company’s sales occur inside the United States of America.

Contract Liabilities

Amounts received from distributors at inception of their distribution contracts or at the inception of certain sales or marketing programs would be accounted for as deferred revenue. Cash received from a customer before the purchased product is shipped to the customer is treated as deferred revenue. There was deferred revenue of $3,801 and $5,763 recognized at December 31, 2018 and at December 31, 2017, respectively. All of the deferred revenue outstanding at December 31, 2017 was recognized in 2018.

Cost of Goods Sold – Cost of goods sold consists of the costs of raw materials utilized in the manufacture of products, direct labor, co-packing fees, repacking fees, in-bound freight charges, as well as internal transfer costs, warehouse expenses incurred prior to the manufacture of Lifted’s finished products and certain quality control costs. Raw materials account for the largest portion of cost of sales. Raw materials include ingredients, product components and packaging materials.

Operating Expenses – Operating expenses include payroll costs, travel costs, professional service fees, insurance, utility charges, advertising and marketing, depreciation and other general and administrative costs.

Basic and Diluted Earnings (Loss) Per Common Share – Basic earnings (loss) per common share is determined by dividing earnings (loss) by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per common share is calculated by dividing earnings (loss) by the weighted-average number of common shares and dilutive common share equivalents outstanding during the period. When dilutive, the incremental potential common shares issuable upon exercise of stock options and warrants are determined by the treasury stock method. The following table summarizes the calculations of basic and diluted earnings (loss) per common share for the years ended December 31, 2018 and 2017:

	For the Year Ended
	December 31,
	2018	2017
Net Income	$ 524,446	$ 79,840
Weighted-Average Shares Outstanding	100	100

Basic and Diluted Earnings per Share	$ 5,244	$ 798

There were no options or warrants outstanding at December 31, 2018 or 2017.

Recently Issued Accounting Pronouncements – In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which superseded previous revenue recognition guidance. ASU No. 2014-09 and its amendments were included in Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”. ASC 606 requires that a company recognizes revenue at an amount that reflects the consideration to which the company expects to be entitled in exchange for transferring goods or services to a customer. The Company adopted and implemented ASC 606 effective January 1, 2018, utilizing the modified retrospective approach, which had no material impact to the financial statements upon adoption.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, “Leases” (Topic 842) (“ASU 2016-02”).  The amended guidance, which is effective for the Company on January 1, 2019, requires the recognition of lease assets and lease liabilities on the balance sheet for those leases with terms in excess of 12 months and currently classified as operating leases. Disclosure of key information about leasing arrangements will also be required. We are currently evaluating the impact that this guidance will have on our financial statements.

Advertising Expenses – Advertising costs are expensed as incurred. During the year ended December 31, 2018, the Company incurred $8,022 in advertising expenses, of which were primarily online advertisements. In comparison, during the year ended December 31, 2017, the Company incurred $23,827 in advertising expenses; these were primarily print advertisements.

Compensated Absences – Paid time off (“PTO”) is provided to employees and subcontractors that obtain approval for it from Nicholas S. Warrender, CEO of Lifted. Any approved PTO is granted at Mr. Warrender’s discretion, and mandatory PTO is zero days, thus no accrual is necessary.

Off-Balance Sheet Arrangements – We have no off-balance sheet arrangements.

NOTE 3 – RISKS AND UNCERTAINTIES

The Company’s future operations involve a number of risks and uncertainties. Factors that could materially affect future operating results include, but are not limited to, changes to laws and regulations, especially those related to vaping, vendor concentration risk, customer concentration risk, customer credit risk, and counterparty risk. The Company maintains levels of cash in a bank deposit account that, at times, may exceed federally insured limits. The Company has not experienced any losses in such account and it believes it is not exposed to any significant credit risk on cash.

Management plans to sustain the Company by taking the following actions: (1) closely monitoring legislation or regulations that may affect the Company’s business; (2) anticipating consumer demands to manufacture products that consumers will buy; (3) developing more vendor and customer relationships; (4) acquiring and/or developing profitable businesses that will create positive income from operations; and/or (5) completing private placements of the Company’s common stock and/or preferred stock. However, there can be no assurances or guarantees whatsoever that the Company will be successful in consummating such actions on acceptable terms, if at all. Moreover, many of such actions can be expected to result in substantial dilution to the existing shareholders of the Company.

NOTE 4 – PROPERTY AND EQUIPMENT, NET

Property and Equipment consist of the following:

Asset Class	December 31, 2018	December 31, 2017
Machinery & Equipment	$ 73,777	$ 73,777
Computer Equipment	$ 3,281	$ -
Leasehold Improvements	$ 33,014	$ -
Sub-total:	$ 110,072	$ 73,777

Less: accumulated depreciation	$ (14,830)	$ (5,627)
	$ 95,242	$ 68,150

Estimated useful lives per asset class are:

Asset Class	Estimated Useful Life
Machinery & Equipment	120 months
Computer Equipment	60 months
Leasehold Improvements	48 months

Total depreciation expense of $5,627 and $9,203 was recognized during the years ended December 31, 2017 and 2018, respectively.

NOTE 5 – RELATED PARTY TRANSACTIONS

Commissions Paid – In 2018, $800 in commissions were paid to Robert Warrender, who is Nicholas S. Warrender’s brother. In 2017, there were no commissions paid to related parties.

Shipping Costs – Lifted shares a shipping account with a company operated by Nicholas S. Warrender’s father. Lifted does this in an effort to reduce shipping costs, as the shipper gives a price discount based on volume. The cost of shipping Lifted’s products are paid for by Nicholas S. Warrender’s father’s company, and Lifted reimburses Nicholas S. Warrender’s father’s company.

NOTE 6 – SHAREHOLDERS’ EQUITY

Ownership – Nicholas S. Warrender is the sole owner of Lifted.

Equity Structure – There were 100 shares of common stock authorized and outstanding at December 31, 2017 and 2018. There is no par value to the common stock shares. There was no preferred stock authorized or outstanding at December 31, 2017 and 2018.

Distributions to Owner – Lifted is a S corporation, and distributions of $54,358 and $6,471 were paid to Nicholas S. Warrender during the years ended December 31, 2018 and 2017, respectively. Of the $54,358 distributed to Nicholas S. Warrender during the year ended December 31, 2018, $13,495 of this consisted of medical expenses, and $40,863 were expenses paid on behalf of Nicholas S. Warrender. Of the $6,471 distributed to Nicholas S. Warrender during the year ended December 31, 2017, $203 consisted of medical expenses, and $6,268 were expenses paid on behalf of Nicholas S. Warrender.

NOTE 7 – CONTINGENT CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS AND LITIGATION

Operating Lease Commitments – The Company leases an office, manufacturing and warehouse space in Zion, Illinois. The lease started June 1, 2018, and terminates on June 1, 2021.

Minimum future rental payments under the Company’s existing lease through June 1, 2021, and in the aggregate, are as follows, as of January 1, 2019:

2019	$ 19,200
2020	$ 19,200
2021	$ 8,000
$ 46,400

Litigation – The Company may be involved in certain legal proceedings that arise from time to time in the ordinary course of its business. Except for income tax contingencies, the Company records accruals for contingencies to the extent that management concludes that the occurrence is probable and that the related amounts of loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. Please refer to Note 9 – Subsequent Events for information regarding litigation involving Mile High Labs, Inc. and Lifted’s intent to sue a former representative of Lifted and water soluble CBD supplier.

NOTE 8 – INCOME TAX PROVISION

The Company elected tax treatment as an S corporation. As such, income flows through to the Company’s owner, and no tax provision has been recorded.

NOTE 9 – SUBSEQUENT EVENTS

We have evaluated subsequent events through the date of filing this Schedule 14C Information Statement and we have identified the following for disclosure:

Litigation Involving Mile High Labs – In August 2019, Mile High Labs, Inc. sued Lifted in federal court in Colorado, alleging that Lifted reneged on an alleged purchase of $825,000 worth of CBD isolate. Lifted has challenged the jurisdiction of the Colorado court, arguing that Lifted does not conduct business in Colorado.  When appropriate, Lifted intends to deny the material allegations of the complaint.  However, no assurance or guarantee can be given regarding the disposition of this lawsuit. Any unfavorable result in the lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

Lifted’s Intent to sue a Former Representative of Lifted and Water Soluble Supplier – In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

LIFTED LIQUIDS

LIFTED LIQUIDS
BALANCE SHEETS

	September 30, 2019 (Unaudited)	December 31, 2018
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 877,834	$ 144,284
Accounts Receivable, net of $24,088 in 2019 and $24,088 allowance in 2018	141,215	165,029
Inventory	281,611	223,878
Total Current Assets	1,300,660	533,191
Fixed Assets, less accumulated depreciation of $27,046 in 2019 and $14,830 in 2018	83,026	95,242
Security Deposit	3,880	3,880
Total Assets	$ 1,387,566	$ 632,313
LIABILITIES AND EQUITY
Current Liabilities:
Credit Card and Accrued Expenses	1,978	8,760
Accounts Payable to Related Party - Nicholas S. Warrender	698	0
Deferred Revenue	0	3,801
Total Current Liabilities	2,676	12,561
Total Liabilities	2,676	12,561

Commitments and Contingencies	0	0

Shareholders' Equity:
Common Stock, no par value; 100 shares authorized; 100 shares outstanding	1,000	1,000
Retained Earnings	1,383,890	618,752
Total Shareholders' Equity	1,384,890	619,752
Total Liabilities and Shareholders' Equity	$ 1,387,566	$ 632,313

LIFTED LIQUIDS
STATEMENTS OF OPERATIONS
	(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2019	2018	2019	2018
Net Sales	$ 1,515,235	$ 373,286	$ 3,787,368	$ 1,193,436
Cost of Goods Sold	1,159,583	207,539	2,370,124	386,929
Gross Profit	355,652	165,747	1,417,244	806,507
Selling, General and Administrative Expenses	15,300	18,441	39,890	45,379
Depreciation	4,072	3,384	12,216	7,346
Professional Fees	24,899	1,876	28,399	9,699
Payroll Expenses	110,254	73,606	353,470	166,288
Auto Expense	1,175	2,710	4,843	7,472
Bad Debt Expense	0	0	0	207
Bank Charges and Merchant Fees	5,653	7,008	38,143	23,142
Advertising	2,791	343	5,620	7,697
Website	2,315	2,250	6,563	8,765
Rent Expense	5,934	5,745	18,309	20,310
Utilities	429	4,474	2,050	9,931
Travel	2,783	1,759	7,583	11,522
Income From Operations	180,047	44,151	900,158	488,749
Other Expenses
Interest Expense	272	341	730	871
Charitable Donations	0	0	100	0
Loss From Purchase of Inventory	0	0	122,500	0
Net Income	$ 179,775	$ 43,810	$ 776,828	$ 487,878

Basic and Diluted Net Income Per Common Share	$ 1,798	$ 438	$ 7,768	$ 4,879

Basic and Diluted Weighted Average Number of Common Shares Outstanding:	100	100	100	100

LIFTED LIQUIDS
STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
(UNAUDITED)

				Total
	Common Stock		Retained	Shareholders'
	Shares	Amount	Earnings	Equity (Deficit)
Balance, December 31, 2017	100	$ 1,000	$ 148,663	$ 149,663
Net Income			$ 306,514	$ 306,514
Shareholder Distributions			$ (4,585)	$ (4,585)
Balance, March 31, 2018	100	$ 1,000	$ 450,592	$ 451,592
Net Income			$ 137,554	$ 137,554
Shareholder Distributions			$ (11,749)	$ (11,749)
Balance, June 30, 2018	100	$ 1,000	$ 576,397	$ 577,397
Net Income			$ 43,810	$ 43,810
Shareholder Distributions			$ (18,294)	$ (18,294)
Balance, September 30, 2018	100	$ 1,000	$ 601,913	$ 602,913

Balance, December 31, 2018	100	$ 1,000	$ 618,752	$ 619,752
Net Income			$ 405,357	$ 405,357
Shareholder Distributions			$ (7,371)	$ (7,371)
Balance, March 31, 2019	100	$ 1,000	$ 1,016,738	$ 1,017,738
Net Income			$ 191,696	$ 191,696
Shareholder Distributions			$ (1,682)	$ (1,682)
Balance, June 30, 2019	100	$ 1,000	$ 1,206,752	$ 1,207,752
Net Income			$ 179,775	$ 179,775
Shareholder Distributions			$ (2,637)	$ (2,637)
Balance, September 30, 2019	100	$ 1,000	$ 1,383,890	$ 1,384,890

LIFTED LIQUIDS
STATEMENTS OF CASH FLOWS
(UNAUDITED)
For the Nine Months Ended September 30,

	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income/(Loss)	$ 776,828	$ 487,878
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	12,216	7,346
Effect on cash of changes in operating assets and liabilities
Accounts receivable	23,814	(105,242)
Inventory	(57,733)	(140,401)
Security deposit	0	(1,600)
Credit Card and Accrued Expenses	(6,782)	(4,841)
Accounts Payable to Related Party - Nicholas S. Warrender	698
Deferred Revenue	(3,801)	(5,763)
Net cash provided by operating activities	$ 745,240	$ 237,377
INVESTING ACTIVITIES
(Purchase)/Sale of fixed assets	0	(38,583)
Net cash provided by/(used in) investing activities	$ -	$ (38,583)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(11,690)	(34,629)
Net cash used in financing activities	$ (11,690)	$ (34,629)
Net cash increase/(decrease) for period	$ 733,550	$ 164,165
Cash at beginning of period	$ 144,284	63,494
Cash at end of period	$ 877,834	$ 227,659

	For the Nine Months Ended September 30,
	2019	2018
SUPPLEMENTAL INFORMATION
Cash paid during the period for:
Interest	730	871
Income taxes	0	0

LIFTED LIQUIDS

NOTES TO THE FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – ORGANIZATION, NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Organization – Warrender Enterprise Inc. d/b/a Lifted Liquids (hereinafter sometimes referred to as “Lifted Liquids,” “Lifted” or the “Company”) was incorporated in the state of Wisconsin on September 19, 2014.

Nature of Operations – Lifted Liquids was created with a passion to build a culture-based organization focused upon quality products and a healthier lifestyle. Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from: CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Basis of Presentation – The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) typically requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity date within 90 days. Cash equivalents are carried at cost. The Company maintains its cash balance at a credit-worthy financial institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. Deposits with these banks may exceed the amount of insurance provided on such deposits; however, these deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Fair Value of Financial Instruments – The historical carrying amount of the financial instruments, which principally include cash, trade receivables, historical accounts payable and accrued expenses, approximates fair value due to the relative short maturity of such instruments. Accounting Standards Codification (“ASC”) 820 defines fair value, establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. Fair value is defined under ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair-value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quotes prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Accounts Receivable – The Company evaluates the collectability of its trade accounts receivable based on a number of factors. In circumstances where the Company becomes aware of a specific customer’s inability to meet its financial obligations to the Company, a specific reserve for bad debts is estimated and recorded, which reduces the recognized receivable to the estimated amount the Company believes will ultimately be collected. In addition to specific customer identification of potential bad debts, bad debt charges are recorded based on the Company’s recent loss history and an overall assessment of past due trade accounts receivable outstanding. Allowances for bad debts of $24,088 were recorded at September 30, 2019 and $24,088 at December 31, 2018, respectively.

Inventory – Inventory is valued at the lower of average cost or market value (net realizable value). Inventory consisted of the following at September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Raw Goods	$ 263,103	$ 200,250
Finished Goods	$ 18,508	$ 23,628
Total Inventory	$ 281,611	$ 223,878

Fixed Assets – Fixed assets are recorded and stated at cost. Fixed assets that cost less than $2,500 are expensed, and fixed assets that cost $2,500 or more are capitalized. Depreciation of machinery and equipment, leasehold improvements, and computer equipment, is based on the asset’s estimated useful life and is calculated using the straight-line method. Normal repairs and maintenance costs are expensed as incurred. Expenditures that materially increase values or extend useful lives are capitalized. The related costs and accumulated depreciation of disposed assets are eliminated and any resulting gain or loss on disposition is included in net income.

Management regularly reviews property and equipment and other long-lived assets for possible impairment. This review occurs annually, or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. If there is indication of impairment, management then prepares an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. The fair value is estimated using the present value of the future cash flows discounted at a rate commensurate with management’s estimates of the business risks.

Preparation of estimated expected future cash flows is inherently subjective and is based on management’s best estimate of assumptions concerning expected future conditions. Long-lived assets held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Security Deposit – The Company has paid a security deposit to its lessor for the Company’s current office, manufacturing and warehouse space.

Revenue

The Company recognizes revenue in accordance with Accounting Standards Codification ("ASC") 606.

Revenue Recognition on the Sale of Raw Materials to Customers

The Company sells water soluble CBD, distillate and isolate (“Raw Materials”) to various customers. The Company does not offer terms to customers buying Raw Materials. In the majority of sales of Raw Materials to customers, customers are required to pay the full price before receiving the Raw Materials. In some cases, with the sale of large quantities of Raw Materials to customers with whom the Company has established relationships, the Company may allow the customer to pay 50% of the purchase up front, and then, after delivery of the product, the customer is required to pay the remaining 50% of the purchase price.

Revenue Recognition on the Sale of Products to Private Label Clients

In the majority of cases, private label clients are required to pay up front for the goods that they order. If the private label client orders more than ten stock keeping units (“SKUs”) in an order, the Company will collect a down payment of at least 50% of the total purchase order, and then will collect the remaining amount upon delivery of the purchased goods.

Revenue Recognition on the Sale of Lifted Liquids-Branded Products to Wholesalers, Distributors and End Users

The Company sells its own branded products to distributors, which then sell Lifted’s products to vape shops, CBD stores, convenience stores, health food stores, and other outlets. The Company also sells its own branded products to wholesalers and directly to consumers online.

The Company’s revenue is recognized when it satisfies a single performance obligation by transferring control of its products to a customer. Control is generally transferred when the Company’s products are either shipped or delivered based on the terms contained within the underlying contracts or agreements.

The Company excludes from revenues all taxes assessed by a governmental authority that are imposed on the sale of its products and collected from customers.

Promotional and other allowances (variable consideration) recorded as a reduction to gross sales, primarily include consideration given to the Company’s distributors or retail customers including, but not limited to discounted or free products.

The Company’s promotional and other allowance accruals are established during the year for its anticipated liabilities. These accruals require management’s judgment. Differences between such estimated expenses and actual expenses for promotional and other allowance costs are recognized in earnings in the period such differences are determined.

Management believes that adequate provision has been made for cash discounts, returns and spoilage based on the Company’s historical experience.

Described below are some of the reasons why an end customer may want to return an ordered item, and how the Company responds in each situation:

1) The ordered item breaks in transit to the customer. In this case, the Company will replace the broken item at no cost to the customer.

2) The Company sent the wrong item to the customer. In this case, the Company will allow the customer to keep, at no cost to the customer, the item that was mistakenly sent to the customer. The Company will also send the correct product to the customer, at no cost to the customer.

3) The customer ordered the wrong product. In this case, the customer, at his/her own expense, must mail the mistakenly ordered product back to the Company, and the Company will mail the correct product to the customer.

The three scenarios described above do not occur frequently, and occurrences are immaterial.

In the event that a wholesaler or distributor wants to return a purchase, the Company will exchange the wholesaler’s or distributor’s purchase for store credit or for items of the same value so long as the purchase is not open or damaged; as such, any difference in sale price is immaterial.

Disaggregation of Revenue

Nearly all of the Company’s sales occur inside the United States of America.

Contract Liabilities

Amounts received from distributors at inception of their distribution contracts or at the inception of certain sales or marketing programs would be accounted for as deferred revenue. There was no deferred revenue recognized at September 30, 2019, and there was deferred revenue of $3,801 recognized at December 31, 2018. All of the deferred revenue outstanding at December 31, 2018 was recognized in 2019.

Cost of Goods Sold – Cost of goods sold consists of the costs of raw materials utilized in the manufacture of products, direct labor, co-packing fees, repacking fees, in-bound freight charges, as well as internal transfer costs, warehouse expenses incurred prior to the manufacture of Lifted’s finished products and certain quality control costs. Raw materials account for the largest portion of cost of sales. Raw materials include ingredients, product components and packaging materials.

Operating Expenses – Operating expenses include payroll costs, travel costs, professional service fees, insurance, utility charges, advertising and marketing, depreciation and other general and administrative costs.

Basic and Diluted Earnings (Loss) Per Common Share – Basic earnings (loss) per common share is determined by dividing earnings (loss) by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per common share is calculated by dividing earnings (loss) by the weighted-average number of common shares and dilutive common share equivalents outstanding during the period. When dilutive, the incremental potential common shares issuable upon exercise of stock options and warrants are determined by the treasury stock method. The following table summarizes the calculations of basic and diluted earnings (loss) per common share for the three and nine months ended September 30, 2019 and 2018:

	For the Three Months		For the Nine Months
	Ended		Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net Income	$ 179,775	$ 43,810	$ 776,828	$ 487,878
Weighted-Average Shares Outstanding	100	100	100	100

Basic and Diluted Earnings per Share	$ 1,798	$ 438	$ 7,768	$ 4,879

There were no options or warrants outstanding at September 30, 2019 or 2018.

Recently Issued Accounting Pronouncements – In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which superseded previous revenue recognition guidance. ASU No. 2014-09 and its amendments were included in Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”. ASC 606 requires that a company recognizes revenue at an amount that reflects the consideration to which the company expects to be entitled in exchange for transferring goods or services to a customer. The Company adopted and implemented ASC 606 effective January 1, 2018, utilizing the modified retrospective approach, which had no material impact to the financial statements upon adoption.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, “Leases” (Topic 842) (“ASU 2016-02”).  The amended guidance, which is effective for the Company on January 1, 2019, requires the recognition of lease assets and lease liabilities on the balance sheet for those leases with terms in excess of 12 months and currently classified as operating leases. Disclosure of key information about leasing arrangements will also be required. We are currently evaluating the impact that this guidance will have on our financial statements.

Advertising Expenses – Advertising expenses are expensed as incurred. During the nine months ended September 30, 2019, the Company incurred $5,620 in advertising expenses, of which were primarily online advertisements. In comparison, during the nine months ended September 30, 2018, the Company incurred $7,697 in advertising expenses. During the year ended December 31, 2018, the Company incurred $8,022 in advertising expenses. Advertising expenses in 2018 were primarily print advertisements.

Compensated Absences – Paid time off (“PTO”) is provided to employees and subcontractors that obtain approval for it from Nicholas S. Warrender, CEO of Lifted. Any approved PTO is granted at Mr. Warrender’s discretion, and mandatory PTO is zero days, thus no accrual is necessary.

Off-Balance Sheet Arrangements – We have no off-balance sheet arrangements.

NOTE 3 – RISKS AND UNCERTAINTIES

The Company’s future operations involve a number of risks and uncertainties. Factors that could materially affect future operating results include, but are not limited to, changes to laws and regulations, especially those related to vaping, vendor concentration risk, customer credit risk, and counterparty risk. The Company maintains levels of cash in a bank deposit account that, at times, may exceed federally insured limits. The Company has not experienced any losses in such account and it believes it is not exposed to any significant credit risk on cash.

Management plans to sustain the Company by taking the following actions: (1) closely monitoring legislation or regulations that may affect the Company’s business; (2) anticipating consumer demands to manufacture products that consumers will buy; (3) developing more vendor and customer relationships; (4) acquiring and/or developing profitable businesses that will create positive income from operations; and/or (5) completing private placements of the Company’s common stock and/or preferred stock. However, there can be no assurances or guarantees whatsoever that the Company will be successful in consummating such actions on acceptable terms, if at all. Moreover, many of such actions can be expected to result in substantial dilution to the existing shareholders of the Company.

NOTE 4 – PROPERTY AND EQUIPMENT, NET

Property and Equipment consist of the following at September 30, 2019 and at December 31, 2018:

Asset Class	September 30, 2019	December 31, 2018
Machinery & Equipment	$ 73,777	$ 73,777
Computer Equipment	$ 3,281	$ 3,281
Leasehold Improvements	$ 33,014	$ 33,014
Sub-total:	$ 110,072	$ 110,072

Less: accumulated depreciation	$ (27,046)	$ (14,830)
	$ 83,026	$ 95,242

Estimated useful lives per asset class are:

Asset Class	Estimated Useful Life
Machinery & Equipment	120 months
Computer Equipment	60 months
Leasehold Improvements	48 months

Total depreciation expense of $12,216 and $7,346 were recognized during the nine months ended September 30, 2019 and September 30, 2018, respectively. Total depreciation expense of $9,203 was recognized during the year ended December 31, 2018.

NOTE 5 – RELATED PARTY TRANSACTIONS

Commissions Paid – During the nine months ended September 30, 2019, $15,719 in commissions were paid to Robert Warrender, who is Nicholas S. Warrender’s brother. During the same period, $2,000 in commissions were paid to Nicholas S. Warrender. There were no commissions paid to related parties during the nine months ended September 30, 2018. During the year ended December 31, 2018, $800 in commissions were paid to Robert Warrender.

Shipping Costs – Lifted shares a shipping account with a company operated by Nicholas S. Warrender’s father. Lifted does this in an effort to reduce shipping costs, as the shipper gives a price discount based on volume. The cost of shipping Lifted’s products are paid for by Nicholas S. Warrender’s father’s company, and Lifted reimburses Nicholas S. Warrender’s father’s company.

NOTE 6 – SHAREHOLDERS’ EQUITY

Ownership  – Nicholas S. Warrender is the sole owner of Lifted.

Equity Structure – There were 100 shares of common stock authorized and outstanding at September 30, 2019 and September 30, 2018. There is no par value to the common stock shares. There was no preferred stock authorized or outstanding at September 31, 2019 nor at September 31, 2018.

Distributions to Owner – Lifted is a S corporation, and distributions of $11,690 and $34,629 were paid to Nicholas S. Warrender during the nine months ended September 30, 2019 and 2018, respectively. Of the $11,690 distributed to Nicholas S. Warrender during the nine months ended September 30, 2019, $6,532 were expenses paid on behalf of Nicholas S. Warrender, and $5,158 related to medical expenses. The $34,629 distributed to Nicholas S. Warrender during the nine months ended September 30, 2018 were expenses paid on behalf of Nicholas S. Warrender.

NOTE 7 – CONTINGENT CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS AND LITIGATION

Loss on Purchase of Inventory – In February 2019, the Company incurred a loss from the purchase of inventory of $122,500.

Operating Lease Commitments – The Company leases an office, manufacturing and warehouse space in Zion, Illinois. The lease started June 1, 2018, and terminates on June 1, 2021.

Minimum future rental payments under the Company’s existing lease through June 1, 2021, and in the aggregate, are as follows, as of October 1, 2019:

2019	$ 4,800
2020	$ 19,200
2021	$ 8,000
$ 32,000

Litigation – The Company may be involved in certain legal proceedings that arise from time to time in the ordinary course of its business. Except for income tax contingencies, the Company records accruals for contingencies to the extent that management concludes that the occurrence is probable and that the related amounts of loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. Please refer to Note 9 – Subsequent Events for information regarding Lifted’s intent to sue a former representative of Lifted and water soluble CBD supplier.

Litigation Involving Mile High Labs – In August 2019, Mile High Labs, Inc. sued Lifted in federal court in Colorado, alleging that Lifted reneged on an alleged purchase of $825,000 worth of CBD isolate. Lifted has challenged the jurisdiction of the Colorado court, arguing that Lifted does not conduct business in Colorado.  When appropriate, Lifted intends to deny the material allegations of the complaint.  However, no assurance or guarantee can be given regarding the disposition of this lawsuit. Any unfavorable result in the lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

NOTE 8 – INCOME TAX PROVISION

The Company elected tax treatment as an S corporation. As such, income flows through to the Company’s owner, and no tax provision has been recorded.

NOTE 9 – SUBSEQUENT EVENTS

We have evaluated subsequent events through the date of filing this Schedule 14C Information Statement and we have identified the following for disclosure:

Lifted’s Intent to sue a Former Representative of Lifted and Water Soluble Supplier – In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

Table of Contents for Unaudited Proforma Financial Statements

ACQUIRED SALES CORP.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 7, 2020, Acquired Sales Corp. (the “Company”), Gerard M. Jacobs and William C. “Jake” Jacobs entered into an Agreement and Plan of Merger with Warrender Enterprise Inc. d/b/a Lifted Liquids (“Lifted Liquids”) wherein, subject to a number of conditions, the Corporation will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Corporation (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from: CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more. Closing of the acquisition of Lifted Liquids is subject to a number of conditions, including but not limited to obtaining all necessary approvals, the completion of all necessary securities filings, informational notice to stockholders, at least a 20 day waiting period after stockholder notice, government consents, and entry into a key person employment agreement, a stockholders agreement and a registration rights agreement.

The following unaudited pro forma financial information includes adjustments to the historical financial statements of the Company and Lifted Liquids that give effect to events that are directly attributable to the transaction and factually supportable. The following unaudited pro forma consolidated balance sheet has been prepared to present the effects on the historical financial position of the Company and Lifted Liquids as though the Merger had occurred. The unaudited pro forma consolidated statement of operations for the years ended December 31, 2018 and December 31, 2017 and for the nine months ended September 30, 2019 have been prepared to present the effects on the historical results of operations of the Company and Lifted Liquids assuming the Merger had occurred at the beginning of each period.

The accompanying pro forma financial information includes only the issuance of securities issued through September 30, 2019 and December 31, 2018, as applicable, and management has no obligation to update this pro forma information for events or transactions occurring after that date. However, if additional securities are issued, the effects of those issuances would affect the pro forma information included herein. The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the combined results of operations to be expected in any future period or the results that actually would have been realized had the entities been combined during the nine months ended September 30, 2019 or during the year ended December 31, 2018.

LIFTED LIQUIDS
PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2018
	Lifted Liquids	Acquired Sales Corp.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 144,284	$ 0	$ 144,284	$ 0		$ 144,284
Accounts Receivable, net of $24,088 allowance in 2018 and $6,633 in 2017	165,029	0	165,029			165,029
Inventory	223,878	0	223,878			223,878
Total Current Assets	533,191	0	533,191	0		533,191
Fixed Assets, less accumulated depreciation of $14,830 in 2018 and $5,627 in 2017	95,242	0	95,242			95,242
Security Deposit	3,880	0	3,880			3,880
Total Assets	$ 632,313	$ 0	$ 632,313	$ 0		$ 632,313
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable - Related Party	0	193,000	193,000			193,000
Notes Payable - Related Party	0	30,791	30,791			30,791
Interest Payable - Related Party	0	1,381	1,381			1,381
Trade Accounts Payable	0	113,450	113,450			113,450
Credit Card and Accrued Expenses	8,760	0	8,760			8,760
Deferred Revenue	3,801	0	3,801			3,801
Total Current Liabilities	12,561	338,622	351,183	0		351,183
Total Liabilities	12,561	338,622	351,183	0		351,183

Commitments and Contingencies	0	0	0	0		0

Equity:
Preferred Stock, $0.001 par value; 10,000,000 shares authorized; none outstanding	0	0	0	0		0
Common Stock, $0.001 par value; 100,000,000 shares authorized; 2,369,648 shares outstanding	0	2,370	2,370	4,545	Ref 1	6,915
Additional Paid-in Capital	0	13,664,697	13,664,697	(14,005,689)	Ref 2	0
				(3,545)	Ref 1
				344,537	Ref 3
Accumulated Earnings/(Deficit)		(14,005,689)	(14,005,689)	14,005,689	Ref 2	274,215
				(344,537)	Ref 3
				618,752	Ref 4
Common Stock, no par value; 100 shares authorized; 100 shares outstanding	1,000		1,000	(1,000)	Ref 1	0
Retained Earnings	618,752		618,752	(618,752)	Ref 4	0
Total Equity	619,752	(338,622)	281,130	0		281,130
Total Liabilities and Equity	$ 632,313	$ -	$ 632,313	$ 0		$ 632,313
References:

Ref 1: The issuance of 3,900,455 unregistered shares of common stock of Acquired Sales Corp., plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants"), in exchange for all of the equity of Lifted. Please note that the warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales Corp. at an exercise price of $5.00 per share are not factored into the proforma calculation.

Ref 2: Eliminate Acquired Sales Corp. accumulated deficit.
Ref 3: To bring Additional Paid-in Capital to 0.
Ref 4: Eliminate Lifted Liquids' Retained Earnings.

LIFTED LIQUIDS
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018
	Lifted Liquids	Acquired Sales Corp.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
Net Sales	$ 1,777,641	$ 0	$ 1,777,641	$ 0		$ 1,777,641
Cost of Goods Sold	795,369	0	795,369	0		795,369
Gross Profit	982,272	0	982,272	0		982,272
Selling, General and Administrative Expenses	61,115	71,299	132,414			132,414
Depreciation	9,203	0	9,203			9,203
Payroll Expenses	257,705	0	257,705			257,705
Auto Expense	9,287	0	9,287			9,287
Bad Debt	17,455	0	17,455			17,455
Bank Charges and Merchant Fees	29,723	0	29,723			29,723
Advertising	8,022	0	8,022			8,022
Website	11,793	0	11,793			11,793
Rent Expense	21,881	0	21,881			21,881
Utilities	10,033	0	10,033			10,033
Travel	13,029	0	13,029			13,029
Stock Compensation Expense	0	72,500	72,500			72,500
Professional Fees	7,540	37,767	45,307			45,307
Income (Loss) From Operations	525,486	(181,566)	343,920	0		343,920
Other Expenses
Interest Expense	1,040	39,055	40,095			40,095
Net Income/(Loss)	$ 524,446	$ (220,621)	$ 303,825	$ -		$ 303,825

Pro forma net income per common share, basic and diluted:		$ (0.09)				$ 0.04

Pro forma weighted average number of common shares outstanding:		2,369,648		4,545,455	Ref1	6,915,103

References:

Ref 1: The issuance of 3,900,455 unregistered shares of common stock of Acquired Sales Corp., plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants"), in exchange for all of the equity of Lifted. Please note that the warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales Corp. at an exercise price of $5.00 per share are not factored into the proforma calculation.

LIFTED LIQUIDS
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2019

	Lifted Liquids	Acquired Sales Corp.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 877,834	$ 4,358,556	$ 5,236,390	$ 0		$ 5,236,390
Prepaid Expenses	0	833	833			833
Accounts Receivable, net of $24,088 in 2019 and $24,088 allowance in 2018	141,215	0	141,215			141,215
Inventory	281,611	0	281,611			281,611
Total Current Assets	1,300,660	4,359,389	5,660,049	0		5,660,049
Fixed Assets, less accumulated depreciation of $27,046 in 2019 and $14,830 in 2018	83,026	0	83,026			83,026
Security Deposit	3,880	0	3,880			3,880
Investment in Ablis	0	399,200	399,200			399,200
Investment in Bendistillery and Bend Spirits	0	1,497,000	1,497,000			1,497,000
Note Receivable from CBD Lion	0	300,000	300,000			300,000
Total Assets	$ 1,387,566	$ 6,555,589	$ 7,943,155	$ 0		$ 7,943,155
LIABILITIES AND EQUITY
Current Liabilities:
Trade Accounts Payable	0	6,985	6,985			6,985
Credit Card and Accrued Expenses	1,978	0	1,978			1,978
Accounts Payable to Related Party - Nicholas S. Warrender	698	0	698			698
Series A Convertible Preferred Stock Dividends Payable	0	94,997	94,997			94,997
Series B Convertible Preferred Stock Dividends Payable	0	2,232	2,232			2,232
Total Current Liabilities	2,676	104,214	106,890	0		106,890
Total Liabilities	2,676	104,214	106,890	0		106,890

Commitments and Contingencies	0	0	0	0		0

Equity:

Preferred Stock, $0.001 par value; 10,000,000 total shares authorized;
out of which 400,000 shares of Series A Convertible Preferred Stock are authorized, and 66,150 shares of Series A Convertible Preferred Stock shares were issued and outstanding at September 30, 2019, and 0 shares of Series A Convertible Preferred Stock were issued or outstanding at December 31, 2018; and
out of which 5,000,000 shares of Series B Convertible Preferred Stock are authorized, and 90,000 shares of Series B Convertible Preferred Stock shares were issued and outstanding at September 30, 2019, and 0 shares of Series B Convertible Preferred Stock were issued or outstanding at December 31, 2018

	0	156	156			156
Common Stock, $0.001 par value; 100,000,000 shares authorized; 2,726,669 shares outstanding	0	2,727	2,727	4,545	Ref 1	7,272
Additional Paid-in Capital	0	21,639,131	21,639,131	(15,190,639)	Ref 2	0
				(3,545)	Ref 1
				(6,444,947)	Ref 3
Accumulated Earnings/(Deficit)	0	(15,190,639)	(15,190,639)	15,190,639	Ref 2	7,828,837
				6,444,947	Ref 3
				1,383,890	Ref 4
Common Stock, no par value; 100 shares authorized; 100 shares outstanding	1,000		1,000	(1,000)	Ref 1
Retained Earnings	1,383,890		1,383,890	(1,383,890)	Ref 4	0
Total Equity	1,384,890	6,451,375	7,836,265	0		7,836,265
Total Liabilities and Equity	$ 1,387,566	$ 6,555,589	$ 7,943,155	$ 0		$ 7,943,155

References:

Ref 1: The issuance of 3,900,455 unregistered shares of common stock of Acquired Sales Corp., plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants"), in exchange for all of the equity of Lifted. Please note that the warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales Corp. at an exercise price of $5.00 per share are not factored into the proforma calculation.

Ref 2: Eliminate Acquired Sales Corp. accumulated deficit.
Ref 3: To bring Additional Paid-in Capital to 0.
Ref 4: Eliminate Lifted Liquids' Retained Earnings.

LIFTED LIQUIDS
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

	Lifted Liquids	Acquired Sales Corp.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
Net Sales	$ 3,787,368	$ 0	$ 3,787,368	$ 0		$ 3,787,368
Cost of Goods Sold	2,370,124	0	2,370,124			2,370,124
Gross Profit	1,417,244	0	1,417,244	0		1,417,244
Selling, General and Administrative Expenses	39,890	132,919	172,809			172,809
Depreciation	12,216	0	12,216			12,216
Payroll Expenses	353,470	0	353,470			353,470
Auto Expense	4,843	0	4,843			4,843
Bank Charges and Merchant Fees	38,143	0	38,143			38,143
Advertising	5,620	0	5,620			5,620
Website	6,563	0	6,563			6,563
Rent Expense	18,309	0	18,309			18,309
Utilities	2,050	0	2,050			2,050
Travel	7,583	0	7,583			7,583
Stock Compensation Expense	0	872,147	872,147			872,147
Professional Fees	28,399	97,112	125,511			125,511
Income/(Loss) From Operations	900,158	(1,102,178)	(202,020)	0		(202,020)
Other Income/(Expenses)
Charitable Donations	(100)	0	(100)			(100)
Loss From Purchase of Inventory	(122,500)	0	(122,500)			(122,500)
Gain on Settlement	0	29,196	29,196			29,196
Interest Income	0	13,259	13,259			13,259
Interest Expense	(730)	(27,998)	(28,728)			(28,728)
Net Income/(Loss)	$ 776,828	$ (1,087,721)	$ (310,893)	$ -		$ (310,893)

Pro forma net income per common share, basic and diluted:		$ (0.43)				$ (0.04)

Pro forma weighted average number of common shares outstanding:		2,527,576		4,545,455	Ref1	7,073,031

References:

Ref 1: The issuance of 3,900,455 unregistered shares of common stock of Acquired Sales Corp., plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants"), in exchange for all of the equity of Lifted. Please note that the warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales Corp. at an exercise price of $5.00 per share are not factored into the proforma calculation.

LIFTED LIQUIDS

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

Signing of Merger Agreement Pursuant to which Acquired Sales Corp. Will Acquire 100% of the Ownership Interests of Warrender Enterprise Inc. d/b/a Lifted Liquids

On January 7, 2020, Acquired Sales Corp. (the “Company”), Gerard M. Jacobs and William C. “Jake” Jacobs entered into an Agreement and Plan of Merger (the "Merger Agreement") with Warrender Enterprise Inc. d/b/a Lifted Liquids (“Lifted”) wherein, subject to a number of conditions, the Corporation will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Corporation (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

In the event that the acquisition of Lifted occurs, Warrender shall, subject to certain conditions, enjoy so-called “piggyback registration rights” in regard to the Stock Consideration, and provided further that Warrender shall enjoy so-called "demand registration rights" in regard to the Stock Consideration if no piggyback registration statement is filed with the SEC within 120 days following the closing of the proposed acquisition.

Closing of the acquisition of Lifted is subject to a number of conditions, including but not limited to the execution of definitive acquisition documents, execution of an employment agreement with Nicholas S. Warrender, obtaining necessary third-party approvals, execution of a shareholders agreement among Gerard M. Jacobs, William C. Jacobs, and Nicholas S. Warrender, and completion of all necessary securities filings. Prior to the closing of the proposed acquisition, but only if Acquired Sales Corp. is requested by Lifted in writing to do so, Acquired Sales Corp. will make a $300,000 loan to Lifted to be used by Lifted exclusively for growth capital.

The Merger Agreement is subject to termination if the proposed acquisition has not closed by an outside date of March 31, 2020 (or such other date as mutually agreed by the parties).

The Merger Agreement contains customary provisions prohibiting Lifted from soliciting or encouraging any other acquisition proposal or entering into any negotiations or agreements for an alternative acquisition or financing Merger prior to the termination of the Merger Agreement.

In the event that the proposed acquisition of Lifted is completed, the Merger Agreement requires that Nicholas S. Warrender, Founder and CEO of Lifted, will continue as the CEO of Merger Sub and will also serve as the Vice Chairman and Chief Operating Officer of Acquired Sales under a long-term employment agreement, and Merger Sub will operate as a wholly-owned subsidiary of Acquired Sales Corp.

Proposed Transaction Accounting Treatment

These pro forma consolidated financial statements have been compiled from and include:

a)A pro forma consolidated balance sheet combining the audited balance sheet of Lifted and the audited balance sheet of AQSP as of December 31, 2018, giving the effect to the transaction as if it had occurred on December 31, 2018;

b)A pro forma consolidated statement of operations combining the audited statement of operation of Lifted and the audited statement of operation of AQSP for the year ended December 31, 2018, giving the effect to the transaction as if it had occurred on January 1, 2018; and

c)A pro forma consolidated balance sheet combining the unaudited balance sheet of Lifted Liquids and the unaudited balance sheet of AQSP as of September 30, 2019, giving the effect to the Merger as if it had occurred on September 30, 2019; and

d)An unaudited pro forma consolidated statement of operations combining the unaudited statement of operation of Lifted and the unaudited statement of operation of AQSP for the nine months ended September 30, 2019, giving the effect to the transaction as if it had occurred on January 1, 2019.

The pro forma financial consolidated statements have been compiled using the significant accounting policies as set out in the audited financial statements of AQSP and Lifted for the periods presented.

The Merger is treated as a reverse merger with Lifted deemed the accounting acquirer and Acquired Sales Corp. deemed the accounting acquiree under the acquisition method of accounting. The reverse merger is deemed to be a recapitalization and the pro forma consolidated financial statements represent the continuation of the financial statements of Lifted, while the capital structure of AQSP remains intact. Assets acquired and liabilities assumed are reported at their historical amounts.

The unaudited pro forma consolidated financial statements give effect to the following adjustments (“References” or “Ref”):

References:

Ref 1: The issuance of 3,900,455 unregistered shares of common stock of Acquired Sales Corp., plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants"), in exchange for all of the equity of Lifted. Please note that the warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales Corp. at an exercise price of $5.00 per share are not factored into the proforma calculation.

Ref 2: Eliminate Acquired Sales Corp. accumulated deficit.

Ref 3: To bring Additional Paid-in Capital to 0.

Ref 4: Eliminate Lifted Liquids' Retained Earnings.

Table of Contents for the Audited Financial Statements of Acquired Sales Corp.

802 N Washington St

Spokane, WA    99201

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Information Statement on Schedule 14C of our audit report dated March 11, 2019, with respect to the balance sheets of Acquired Sales Corp. as of December 31, 2018 and December 31, 2017, and the related statements of operations, shareholders’ equity (deficit), and cash flows for the years ended December 31, 2018 and 2017. Our report contained an emphasis of matter with respect to substantial doubt regarding the Company’s ability to continue as a going concern.

/s/ Fruci & Associates II, PLLC

Fruci & Associates II, PLLC

Spokane, Washington

January 17, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Acquired Sales Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Acquired Sales Corp. (“the Company”) as of December 31, 2018 and 2017, and the related statements of operations, shareholders’ equity (deficit), and cash flows for each of the years then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a history of recurring losses and does not have any business or sources of revenue. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2018.

Spokane, Washington

March 11, 2019

ACQUIRED SALES CORP.
BALANCE SHEETS

	December 31,
	2018	2017
ASSETS
Total Assets	$ -	$ -
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts Payable - Related Party
Accounts Payable - Related Party - Payable to William C. Jacobs	$ 164,417	$ 103,907
Accounts Payable - Related Party - Payable to Gerard M. Jacobs	24,583	13,841
Accounts Payable - Related Party - Payable to Other Related Party	4,000	4,000
Accounts Payable - Related Party	193,000	121,748
Notes Payable - Related Party
Notes Payable - Payable to Joshua A. Bloom	20,025	-
Notes Payable - Payable to Gerard M. Jacobs	10,766	-
Notes Payable - Related Party	30,791	-
Interest Payable - Related Party
Interest - Payable to Joshua A. Bloom	914	-
Interest - Payable to Gerard M. Jacobs	467	-
Interest Payable - Related Party	1,381	-
Trade Accounts Payable	113,450	106,426
Total Current Liabilities	$ 338,622	$ 228,174
Commitments and Contingencies	-	-
Shareholders' Equity
Preferred Stock, $0.001 par value; 10,000,000 shares authorized;
none outstanding	-	-
Common Stock, $0.001 par value; 100,000,000 shares authorized;
2,369,648 shares outstanding	2,370	2,370
Additional Paid-in Capital	13,664,697	13,554,524
Accumulated Deficit	(14,005,689)	(13,785,068)
Total Shareholders' Equity (Deficit)	(338,622)	(228,174)
Total Liabilities and Shareholders' Equity	$ -	$ -

ACQUIRED SALES CORP.
STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2018	2017
Selling, General and Administrative Expenses	$ (71,299)	$ (65,021)
Stock Compensation Expense	(72,500)	-
Professional Fees	(37,767)	(15,012)
Interest Expense	(39,055)	-
Provision for Income Taxes	-	-
Net Loss	$ (220,621)	$ (80,033)

Basic and Diluted Earnings (Loss) per Share	$ (0.09)	$ (0.03)

Basic and diluted weighted average number of common shares outstanding:	2,369,648	2,369,648

ACQUIRED SALES CORP.
STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2018

			Additional		Total
	Common Stock		Paid-in	Accumulated	Shareholders'
	Shares	Amount	Capital	Deficit	Equity (Deficit)
Balance, December 31, 2016	2,369,648	$ 2,370	$ 13,554,524	$ (13,705,035)	$ (148,141)
Net Loss	-	-	-	$ (80,033)	$ (80,033)
Balance, December 31, 2017	2,369,648	$ 2,370	$ 13,554,524	$ (13,785,068)	$ (228,174)
Stock Compensation Expense			$ 72,500		$ 72,500
Issuance of warrants to purchase common stock			$ 37,673		$ 37,673
Net Loss				$ (220,621)	$ (220,621)
Balance, December 31, 2018	2,369,648	$ 2,370	$ 13,664,697	$ (14,005,689)	$ (338,622)

ACQUIRED SALES CORP.
STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2018	2017
Cash Flows From Operating Activities
Net Loss	$ (220,621)	$ (80,033)
Adjustments to Reconcile Loss to Net Cash Used in Operating Activities:
Stock Compensation Expense	72,500	-
Financing Cost - Issuance of Warrants to Purchase Common Stock	37,673	-
Changes in Operating Assets and Liabilities:
Accounts Payable to Related Parties	71,251	64,915
Trade Accounts Payable	7,025	14,513
Net Cash Used in Operating Activities	(32,172)	(605)
Cash Flows From Financing Activities
Financing Cost - Proceeds From Borrowing Under Notes Payable to Related Parties	30,791	-
Financing Cost - Interest Payable to Related Parties	1,381	-
Net Cash Provided by Financing Activities	32,172	-
Net Decrease in Cash	-	(605)
Cash and Cash Equivalents at Beginning of Year	-	605
Cash and Cash Equivalents at End of Year	$ -	$ -

	For the Years Ended
	December 31,
	2018	2017
Supplemental Cash Flow Information
Cash paid for interest	$ -	$ -
Cash paid for income taxes	$ -	$ -

ACQUIRED SALES CORP.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – Acquired Sales Corp. (hereinafter sometimes referred to as “Acquired Sales”, the “Company”, “AQSP”, “Acquired”, the “Company”, “we”, “us”, “our”, etc.) was organized under the laws of the State of Nevada on January 2, 1986.

The Company currently is a shell corporation and does not currently have any business or any sources of revenue.

The Company wants to acquire all or a portion of one or more operating businesses.

Management of the Company currently is exclusively exploring potential acquisitions of all or a portion of one or more operating businesses involving the manufacture and sale of cannabidiol (CBD)-infused products such as beverages, muscle/joint rubs, oils, crystals, tinctures, bath bombs, isolate, relief balms, elixirs, body washes, med sticks, lotions, vape pens and cartridges, shatter, and gummies (a “CBD-Infused Products Company”).

In order to consummate a particular acquisition of a CBD-Infused Products Company, management of the Company is open-minded to the concept of also acquiring all or a portion of one or more operating businesses and/or assets that are related to such CBD-Infused Products Company, for example operating businesses and/or assets involving distilled spirits, beer, wine, hemp, paraphernalia, cannabis, tetrahydrocannabinol (THC)-infused products, and real estate.

Execution of Stock Purchase Agreement to Purchase up to 19.99% of CBD-Infused Beverage Maker Ablis, and of Craft Distillers Bendistillery and Bend Spirits

On February 27, 2019, the Company signed a Stock Purchase Agreement to purchase up to 19.99% of the common stock of CBD-infused beverage maker Ablis Inc. (formerly Ablis LLC) (www.AblisBev.com), and of craft distillers Bendistillery Inc. d/b/a Crater Lake Spirits (www.CraterLakeSpirits.com) and Bend Spirits, Inc. (www.Bendistillery.com), Bend, Oregon, for a total of $7,596,200 in cash.

Founded in 1996, Bendistillery is America's most award-winning craft distillery, with an outstanding reputation for producing Crater Lake Spirits brands including vodkas, gins, whiskeys, and white label brands offered through Bend Spirits.

Ablis is a rapidly growing leader in the exciting CBD-infused beverage industry. Ablis' all-natural, shelf-stable, GMO-free, non-alcoholic, lemon ginger, cranberry blood orange, and 0 calorie lemon water beverages target the mainstream health market and contain no THC. Ablis also manufactures and sells CBD-infused rubs, oils and crystals. Ablis' beverages are now being distributed in 11 states, online throughout the country, Puerto Rico and Guam. Also, Ablis has recently received state approval to co-brand with a local brewery in Bend to produce Oregon's first hemp CBD-infused draft beer.

Closing of the purchase is subject to a number of conditions, including the completion of mutually acceptable due diligence, completion of a capital raise, execution of definitive documentation, obtaining necessary third party approvals, and completion of all necessary securities filings.

The Company expects to close the purchase in tranches, starting with a first tranche purchase of 4.99% of the common stock of each of Ablis, Bendistillery and Bend Spirits for an aggregate purchase price of $1,896,200. The Company has raised sufficient capital through the sale of convertible preferred stock to allow the Company to close this first tranche purchase, and this first tranche purchase is expected to close during March 2019.

Following the expected closing of this first tranche purchase of 4.99% of the common stock of each of Ablis, Bendistillery and Bend Spirits, the Company desires to purchase up to an additional 15% of the common stock of each of Ablis, Bendistillery and Bend Spirits under the Stock Purchase Agreement, but doing so will only be possible if the Company closes on the sale of additional preferred stock or otherwise raises capital, and receives approval to do so from the Oregon Liquor Control Commission.

The stock purchase will make capital available for expanded off-line and online advertising, additional staff and equipment, and repayment of debt, for Bendistillery, Bend Spirits, and Ablis.

The management teams of Ablis, Bendistillery and Bend Spirits will continue to lead their respective companies following the closing of the transaction. Gerard M. Jacobs, CEO of the Company, will join the board of directors of each of the companies, and William C. Jacobs, CFO of the Company, will be paid quarterly by the companies in regard to financial oversight of the companies.

Use of Estimates – The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) typically requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents – Cash and cash equivalents as of December 31, 2018 and 2017 included cash on-hand. Cash equivalents are considered all accounts with an original maturity date within 90 days. Cash equivalents are carried at cost.

Fair Value of Financial Instruments – The carrying amount of the financial instruments, which principally include cash, trade receivables, accounts payable and accrued expenses, approximates fair value due to the relative short maturity of such instruments.

Accounting Standards Codification (ASC) 820 defines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. Fair value is defined under ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair-value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quotes prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Income Taxes – Provisions for income taxes are based on taxes payable or refundable for the current year and deferred income taxes. Deferred income taxes are provided on differences between the tax bases of assets and liabilities and their reported amounts in the financial statements and on tax carry forwards. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. A valuation allowance is provided against deferred income tax assets when it is not more likely than not that the deferred income tax assets will be realized.

Basic and Diluted Earnings (Loss) Per Common Share – Basic earnings (loss) per common share is determined by dividing earnings (loss) by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per common share is calculated by dividing earnings (loss) by the weighted-average number of common shares and dilutive common share equivalents outstanding during the period. When dilutive, the incremental potential common shares issuable upon exercise of stock options and warrants are determined by the treasury stock method. The following table summarizes the calculations of basic and diluted earnings (loss) per common share for the years ended December 31, 2018 and 2017:

	For the Year Ended
	December 31,
	2018	2017
Net Loss	$ (220,621)	$ (80,033)
Weighted-Average Shares Outstanding	2,369,648	2,369,648

Basic and Diluted Earnings Loss per Share	$ (0.09)	$ (0.03)

At December 31, 2018, there were outstanding options to purchase 1,186,132 shares of common stock at between $0.001 and $0.60 per share, (b) rights to purchase warrants to purchase 2,950,000 shares of common stock at between $0.01 and $1.85 per share, and (c) financing warrants to purchase 37,500 shares of common stock at $0.03. As of the date of this report, none of these outstanding options, rights to purchase warrants or financing warrants have been exercised into shares of common stock. However, all of them may be exercised at any time in the sole discretion of the holder except for the rights to purchase warrants to purchase 1.25 million shares of our commons stock, are not exercisable until a performance contingency is met.

In comparison, at December 31, 2017, there were 1,358,774 stock options and rights to purchase warrants to purchase 2,700,000 shares of the Company’s common stock outstanding that were excluded from the computation of diluted earnings loss per share because their effects would have been anti-dilutive.

Recent Accounting Pronouncements - Effective January 2017, FASB issued ASU No. 2016-15 “Statement of Cash Flows” (Topic 230). This guidance clarifies diversity in practice on where in the Statement of Cash Flows to recognize certain transactions, including the classification of payment of contingent consideration for acquisitions between Financing and Operating activities. We are currently evaluating the impact that this amendment will have on our financial statements.

On January 5, 2017, the FASB issued ASU No. 2017-01, “Clarifying the Definition of a Business” (Topic ASC 805), guidance to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in this ASU provide a screen to determine when an integrated set of assets and activities (collectively referred to as a “set”) is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated. If the screen is not met, the amendments require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and remove the evaluation of whether a market participant could replace the missing elements. This ASU is effective for public business entities in annual periods beginning after December 15, 2017, including interim periods therein. We are currently evaluating the impact that this amendment will have on our financial statements.

In May 2017, the FASB issued ASU No. 2017-09, “Compensation – Stock Compensation” (Topic 718) - Scope of Modification Accounting. This ASU clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. This ASU is effective prospectively for the annual period ending December 31, 2018 and interim periods within that annual period. We are currently evaluating the impact that this amendment will have on our financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Compensation – Stock Compensation (Topic 718), Improvements to Nonemployee Share-Based Payment Accounting, which is intended to improve the usefulness of the information provided to the users of financial statements while reducing cost and complexity in financial reporting. Under the new standard, nonemployee share-based payment awards within the scope of Topic 718 are measured at grant-date fair value of the equity instruments that an entity is obligated to issue when conditions necessary to earn the right to benefit from the instruments have been satisfied. These equity-classified non-employee share-based payment awards are measured at the grant date. Consistent with the accounting for employee share-based payment awards, an entity considers the probability of satisfying performance conditions when nonemployee share-based payment awards contain such conditions. The new standard also eliminates the requirement to reassess classification of such awards upon vesting. The new standard is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018. We are currently evaluating the impact that this amendment will have on our financial statements.

Off Balance Sheet Arrangements – We have no off balance sheet arrangements.

NOTE 2 - RISKS AND UNCERTAINTIES

Going Concern – The Company has a history of recurring losses which have resulted in an accumulated deficit of $14,005,689 as of December 31, 2018. During the year ended December 31, 2018, the Company recognized a net loss of $220,621.

The Company currently is a shell corporation and does not have any business or any sources of revenue. As a result, there is substantial doubt that the Company will be able to continue as a going concern. Bankruptcy of the Company at some point in the future is a possibility. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company currently has no revenue-generating subsidiaries. Management plans to sustain the Company as a going concern by taking the following actions: (1) acquiring and/or developing profitable businesses that will create positive income from operations; and/or (2) completing private placements of the Company’s common stock and/or preferred stock. Management believes that by taking these actions, the Company will be provided with sufficient future operations and cash flow to continue as a going concern. However, there can be no assurances or guarantees whatsoever that the Company will be successful in consummating such actions on acceptable terms, if at all. Moreover, any such actions can be expected to result in substantial dilution to the existing shareholders of the Company.

NOTE 3 – NOTES RECEIVABLE

The William Noyes Webster Foundation, Inc.

The Foundation, a non-profit Massachusetts corporation, has received a provisional registration from the Commonwealth of Massachusetts to own and operate a medical marijuana cultivation facility in Plymouth, Massachusetts, and a medical marijuana dispensary in Dennis, Massachusetts. Jane W. Heatley (“Heatley”) is the founder and a member of the board of directors of the Foundation.

Teaming Agreement – The Company believes it is highly likely that the board of directors of the Foundation will only approve contracts that have been negotiated and approved by Heatley. Consequently, on July 8, 2014, the Company entered into a Teaming Agreement (the "Teaming Agreement") with Heatley, in which, among other things: (1) the Company and Heatley agreed to use their respective best efforts, working exclusively together as a team, and not as a partnership or other entity, in order to consummate transactions, agreements, contracts or other arrangements pursuant to which the Company will provide capital and expertise to the Foundation; and (2) Heatley agreed that Heatley shall not, and shall not permit the Foundation to, discuss or negotiate for debt or equity financing, or consulting services or other expertise, from any third party. The Company claims that Heatley violated the Teaming Agreement by discussing and negotiating for debt or equity financing, or consulting services or other expertise, from at least one third party. Heatley claims that the Company violated the Teaming Agreement alleging that the Company failed to lend funds to the Foundation in accordance with the Teaming Agreement. The Company believes Heatley's claim to be baseless. No assurances whatsoever can be made that Heatley will comply with the terms of the Teaming Agreement, nor that the Company will be able to adequately enforce the terms of the Teaming Agreement if it is ever the subject of litigation.

Promissory Note – On July 14, 2014, the Foundation signed and delivered to the Company a Secured Promissory Note (the "Note") which is in the stated loan amount of $1,500,000, and is secured by a Security Agreement of even date therewith (the “Security Agreement”). The Note provides that the $1,500,000 loan may be advanced in one or more installments as the Foundation and the Company may mutually agree upon. The Foundation and the Company mutually agreed that the first installment of this loan would be $602,500. Pursuant to instructions from the Foundation, on July 14, 2014, the Company paid $2,500 owed by the Foundation to one of its consultants, and the Company advanced $600,000 directly to the Foundation. The amount and timing of subsequent loan installments under the Note, which could have totaled $897,500, had not yet been mutually agreed upon between the Foundation and the Company as of the date of the Note.

Between April and July 2015, the Company loaned an additional $135,350 to the Foundation, evidenced by the Note and secured by the Security Agreement. Following such additional loans, the principal of the loan from the Company to the Foundation, evidenced by the Note and secured by the Security Agreement, is now $737,850. The principal balance outstanding under the Note bore interest at the rate of 12.5% per annum, compounded monthly. It was contemplated that the first payment of accrued interest by the Foundation under the Note would be made as soon after the Foundation commences operations of the Plymouth Cultivation Facility and the Dennis Dispensary as the Foundation's cash flows shall reasonably permit, but in any event no later than one year after the Foundation commences operations. The principal of the Note would be payable in eight consecutive equal quarterly installments, commencing on the last day of the calendar quarter in which the Foundation commences operations. Principal on the Note and related accrued interest would be considered past due if the aforementioned payments were not received by their due dates.

Uncollectable Note and Interest Receivable – The Company assessed the collectability of the Note based on the adequacy of the Foundation’s collateral and the Foundation’s capability of repaying the Note according to its terms. Based on this assessment, on September 1, 2015, the Company concluded that Note and interest receivable would not be collectible. As such, the Company wrote off the Note totaling $737,850 and interest receivable totaling $97,427 as bad debt expense on September 1, 2015.

NOTE 4 – AMOUNTS OWED TO RELATED PARTIES

On June 21, 2016, a company affiliated with Gerard M. Jacobs, Chief Executive Officer of Acquired Sales, made a non-interest bearing loan of $4,000 to the Company, which is payable upon demand.

At December 31, 2018, there are expense reimbursements owed to Gerard M. Jacobs totaling $24,583. In comparison, at December 31, 2017, there were expense reimbursements owed to Gerard M. Jacobs totaling $13,841.

At December 31, 2018, there are independent contractor fees of $160,000 and expense reimbursements of $4,417 owed to William C. Jacobs totaling $164,417. In comparison, at December 31, 2017, there were independent contractor fees of $100,000 and expense reimbursements of $3,907 owed to William C. Jacobs totaling $103,907. William C. Jacobs is the son of Gerard M. Jacobs, Chief Executive Officer of Acquired Sales, and the nephew of director James S. Jacobs.

Financing Warrants – On July 13, 2018, the Audit Committee, Compensation Committee, and full Board of Directors of AQSP approved by unanimous written consent borrowings by AQSP on the following terms:(1) proceeds of the borrowings will be used to pay professional fees owed to our outside auditors, our stock transfer agent, and our securities counsel, and to pay other obligations of AQSP; (2) the borrowings will be evidenced by promissory notes of AQSP, accruing interest at the rate of 15% annually; (3) the notes will be jointly secured by a first lien security interest in all of the assets of AQSP, pursuant to a security agreement signed by AQSP in favor of the lenders, UCC filings in favor of the lenders, and a pledge to the lenders of the note payable by the William Noyes Webster Foundation Inc. to AQSP; (4) the notes shall be due and payable upon demand by the lenders delivered to AQSP; and (5) for each $1,000 loaned by AQSP on these terms, the lender of such $1,000 shall receive warrants to purchase 1,250 shares of common stock of AQSP, at an exercise price of $0.03 per share, exercisable at the discretion of such lender any time on or before July 16, 2023.

As of December 31, 2018, a total of $30,791 has been borrowed by AQSP on such terms, and warrants to purchase 25,000 shares of common stock of AQSP have been issued to Joshua A. Bloom and warrants to purchase 12,500 shares of common stock of AQSP have been issued to Gerard M. Jacobs.

The warrants to purchase common stock that were issued to Joshua A. Bloom and Gerard M. Jacobs on July 16, 2018 and July 18, 2018 were valued using the Black-Scholes valuation model as of the date they were issued. The values of these warrants were fully expensed because the notes are payable upon demand. The expense recognized related to the issuance of the warrants to Joshua A. Bloom on July 16, 2018 was $3,250. Gerard M. Jacobs’ warrants were issued to him on July 18, 2018, and the expense recognized related to the issuance of these warrants was $1,300.

The warrants to purchase common stock that were issued to Gerard M. Jacobs on November 8, 2018, and to Joshua A. Bloom on November 12, 2018, were valued using the Black-Scholes valuation model, which incorporated the following assumptions: expected future stock volatility 465%; risk-free interest rates of 2.98% and 2.94%, respectively; dividend yield of 0% and an expected terms of 2.38 years and 2.37 years, respectively. The expected future stock volatility was based on the volatility of Acquired Sales Corp.’s historical stock prices. The risk-free interest rate was based on the U.S. Federal treasury rate for instruments due over the expected term of the warrants. The expected term of each warrant was based on the midpoint between the date the warrant vests and the contractual term of the warrant. The values of the warrants were fully expensed as of the date of issuance because they are payable upon demand. The expense recognized related to the issuance of the warrants to Gerard M. Jacobs on November 8, 2018 was $11,250. The expense recognized related to the issuance of the warrants to Joshua A. Bloom on November 12, 2018 was $21,874.

NOTE 5 – SHAREHOLDERS’ EQUITY

Share-Based Compensation – Share-based compensation expense recognized during the years ended December 31, 2018 and 2017 was $72,500 and $0, respectively.

The following is a summary of share-based compensation, stock option and warrant activity as of December 31, 2018 and changes during the year then ended:

	Shares	Weighted-Average Exercise Price (a)	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2017	4,058,774	$ 1.29	5.59	$ 577,725
Rights to Purchase Warrants Issued During Period	250,000
Financing Warrants Issued During Period	37,500
Options Expired During Period	172,642
Options, Rights to Purchase Warrants and Financing Warrants Outstanding, December 31, 2018	4,173,632	$ 1.16	4.95	$ 2,410,100
Exercisable Options, Rights to Purchase Warrants and Financing Warrants Outstanding, December 31, 2018	2,923,632	$ 0.87	4.93	$ 2,410,100

Note:
(a) The Weighted-Average Exercise Price column excludes those warrants that have an exercise price for the common stock priced at the Capital Raise Price Per Share.

Rights to Purchase Warrants Issued During Period – On April 1, 2018, we issued to James S. Jacobs and to William C. Jacobs, an independent contractor, rights to purchase warrants, for an aggregate purchase price of $2.00, an aggregate of 250,000 shares of common stock of the Company (40,000 to James S. Jacobs, and 210,000 to William C. Jacobs), at an exercise price of $0.01 per share, such warrants to be fully vested and to be exercisable on or prior to December 31, 2024. We recorded total stock compensation expense of $72,500 related to these rights to purchase warrants; this consists of $11,600 of stock compensation for the rights to purchase warrants issued to James S. Jacobs, and $60,900 of stock compensation for the rights to purchase warrants issued to William C. Jacobs. On October 1, 2018, William C. Jacobs assigned rights to purchase warrants to purchase 10,000 shares of common stock to a separate entity.

NOTE 6 – INCOME TAXES

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”).  The Tax Act reduced the U.S. federal statutory tax rate, broadened the corporate tax base through the elimination or reduction of deductions, exclusions, and credits, limited the ability of U.S. corporations to deduct interest expense, and transitioned to a territorial tax system which allows for the repatriation of foreign earnings to the U.S. with a 100% federal dividends received deduction prospectively. In addition, the Tax Act required a one-time transitional tax on foreign cash equivalents and previously unremitted earnings. Several of the new provisions enacted as part of the Tax Act require clarification and guidance from the U.S. Internal Revenue Service (“IRS”) and Treasury Department. These or other changes in U.S. tax laws could impact our profits, effective tax rate, and cash flows.

During the years ended December 31, 2018 and 2017, the Company did not incur any current tax on its continuing operations and there was no deferred tax provision or benefit from continuing operations. At December 31, 2018, the Company has U.S. Federal net operating loss carry forwards of $2,115,050 that will expire in 2030 through 2034 if not used by those dates.

As of December 31, 2018, the Company had no unrecognized tax benefits that, if recognized, would affect the Company’s effective income tax rate over the next 12 months. The Company currently believes that all significant filing positions are highly certain and that all of its significant income tax filing positions and deductions would be sustained upon audit. Therefore, the Company has no significant reserves for uncertain tax positions and no adjustments to such reserves were required by generally accepted accounting principles. The Company’s policy is to recognize accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes. The Company’s tax returns are subject to examination for the years ended December 31, 2013 through 2017. A reconciliation of the amount of tax benefit computed using the U.S. federal statutory income tax rate to the provision for income taxes on continuing operations is as follows:

	For the Years Ended
	December 31,
	2018	2017
Tax expenses (benefit) at statutory rate (21%)	$ (46,330)	$ (27,211)
State tax benefit, net of federal benefit	$ -	(2,641)
Non-deductible expenses	$ 276	40
Revision of prior years' deferred tax assets	$ (30,034)	67,252
Change in valuation allowance	$ (1,488,585)	(37,439)
Provision for Income Taxes	$ -	$ -

The tax effects of temporary differences and carry forwards that gave rise to the net deferred income tax asset as of December 31, 2018 and 2017 were as follows:

	December 31,
	2018	2017
Operating loss carry forwards	$ 428,393	$ 676,116
Stock-based compensation	1,633,366	2,874,127
Other	131	233
Less: Valuation allowance	(2,061,891)	(3,550,475)
Net Deferred Income Tax Asset	$-	$-

The deferred tax asset valuation allowance decreased by $1,488,585 and $37,439 during the years ended December 31, 2018 and 2017, respectively.

NOTE 7 – CONTINGENT CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS

The Board of Directors of the Company has committed to pay compensation to Gerard M. Jacobs, our Chief Executive Officer, as an inducement to him to introduce attractive acquisitions to the Company. The amount of the compensation will be 10% of the consideration paid by the Company to acquire equity ownership interests in target companies. The timing and structure of such compensation is currently expected to be determined pursuant to negotiations to be held between Gerard M. Jacobs and the chairman of the Compensation Committee of the Board of Directors.

NOTE 8 – SUBSEQUENT EVENTS

Additional Borrowings in Exchange for Notes, Accrued Interest and Financing Warrants

On July 13, 2018, the Audit Committee, Compensation Committee, and full Board of Directors of AQSP approved by unanimous written consent borrowings by AQSP on the following terms: (1) proceeds of the borrowings will be used to pay professional fees owed to our outside auditors, our stock transfer agent, and our securities counsel, and to pay other obligations of AQSP; (2) the borrowings will be evidenced by promissory notes of AQSP, accruing interest at the rate of 15% annually; (3) the notes will be jointly secured by a first lien security interest in all of the assets of AQSP, pursuant to a security agreement signed by AQSP in favor of the lenders, UCC filings in favor of the lenders, and a pledge to the lenders of the note payable by the William Noyes Webster Foundation Inc. to AQSP; (4) the notes shall be due and payable upon demand by the lenders delivered to AQSP; and (5) for each $1,000 loaned by AQSP on these terms, the lender of such $1,000 shall receive warrants to purchase 1,250 shares of common stock of AQSP, at an exercise price of $0.03 per share, exercisable at the discretion of such lender any time on or before July 16, 2023. During the year ended December 31, 2018, $30,791 was borrowed on these terms. Following the end of the period ended December 31, 2018, a total of $14,772 has been borrowed by AQSP on such terms.

Signing of a Definitive Stock Purchase Agreement with Ablis, Bendistillery and Bend Spirits

On February 27, 2019, the Company signed a definitive Stock Purchase Agreement (the "SPA") with Ablis, Bendistillery, Bend Spirits, Bendis Homes Pinehurst, LLC, James A. Bendis, Alan T. Dietrich, Gerard M. Jacobs and William C. "Jake" Jacobs to purchase 4.99% of the common stock of Ablis for $399,200 in cash, to purchase 4.99% of the common stock of Bendistillery for $1,347,300 in cash, and to purchase 4.99% of the common stock of Bend Spirits for $149,700 in cash. The purchases are expected to close during March 2019. Under the SPA the Company will have the right to purchase up to an additional 15% of the common stock of each of Ablis, Bendistillery and Bend Spirits.

Acceptance of Subscriptions From Accredited Investors to Purchase Newly Issued Series A Convertible Preferred Stock

On February 27, 2019, the Company accepted subscriptions from accredited investors to purchase 23,400 shares of newly issued Series A Convertible Preferred Stock ("Preferred Stock") for an aggregate purchase price of $2,340,000 in cash. These 23,400 shares of Preferred Stock are convertible at the option of the holders into 2,340,000 shares of newly issued common stock of the Company, or $1.00 per share of common stock of the Company. The Company has committed to file a registration statement covering the shares of newly issued common stock of the Company into which the Preferred Stock can be converted (the "Registration Statement"). The Preferred Stock will receive an annual dividend, and will be subject to mandatory conversion, under terms and conditions set forth in the Certificate of Designation of the Preferred Stock.

Newly Elected Director of the Company: Thomas W. Hines, CPA CFA

Thomas W. Hines, CPA CFA, a Vice President of Lowery Asset Consulting in Chicago, has been elected to serve as a Director of the Company.

William C. "Jake" Jacobs, CPA: Elected to serve as the President, Chief Financial Officer and Treasurer of the Company

William C. "Jake" Jacobs, CPA, the son of our Company's Chief Executive Officer Gerard M. Jacobs, has been elected to serve as the President, Chief Financial Officer and Treasurer of the Company. Gerard M. Jacobs will remain as the Company's Chairman, Chief Executive Officer and Secretary.

Establishment of an Investment Committee

The Board of Directors of the Company has voted to establish an Investment Committee, the initial members of which will be Gerard M. Jacobs, William C. "Jake" Jacobs, CPA, and Thomas W. Hines, CPA CFA. Future acquisitions by the Company of direct equity ownership interests in any entity other than

Ablis, Bendistillery and Bend Spirits will be subject to unanimous approval by such Investment Committee and to majority approval by the Board of Directors of the Company, provided that the requirement of unanimous approval by such Investment Committee will be terminated if the investors in the Preferred Stock no longer hold 25% or more of their investment in the form of Preferred Stock or common stock of the Company following conversion, or if the Company's common stock has closed at $10.00 per share or higher for 20 consecutive trading days and there have been on average at least 50,000 shares traded on each of those 20 consecutive trading days, or if 84 months have passed since the first date that the Registration Statement is effective.

ACQUIRED SALES CORP.

INDEX TO THE CONDENSED FINANCIAL STATEMENTS

Page
ACQUIRED SALES CORP. CONDENSED BALANCE SHEETS, SEPTEMBER 30, 2019 (UNAUDITED) AND DECEMBER 31, 2018	90
ACQUIRED SALES CORP. CONDENSED STATEMENTS OF OPERATIONS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018 (UNAUDITED)	91
ACQUIRED SALES CORP. CONDENSED STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT) FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2019 (UNAUDITED)	92
ACQUIRED SALES CORP. CONDENSED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018 (UNAUDITED)	93
ACQUIRED SALES CORP. NOTES TO THE CONDENSED FINANCIAL STATEMENTS (UNAUDITED)	94

ACQUIRED SALES CORP.
CONDENSED BALANCE SHEETS

	September 30,	December 31,
	2019 (Unaudited)	2018
ASSETS
Current Assets
Cash and Cash Equivalents	$ 4,358,556	$ -
Prepaid Expenses	833
Total Current Assets	4,359,389	-
Investment in Ablis	399,200	-
Investment in Bendistillery and Bend Spirits	1,497,000	-
Note Receivable from CBD LION	300,000	-
Total Assets	$ 6,555,589	$ -
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts Payable - Related Party
Accounts Payable - Related Party - Payable to William C. Jacobs	$ -	$ 164,417
Accounts Payable - Related Party - Payable to Gerard M. Jacobs	-	24,583
Accounts Payable - Related Party - Payable to Other Related Party	-	4,000
Accounts Payable - Related Party	-	193,000
Trade Accounts Payable	6,985	113,450
Notes Payable - Related Party
Notes Payable - Payable to Joshua A. Bloom	-	20,025
Notes Payable - Payable to Gerard M. Jacobs	-	10,766
Notes Payable - Related Party	-	30,791
Interest Payable - Related Party
Interest - Payable to Joshua A. Bloom	-	914
Interest - Payable to Gerard M. Jacobs	-	467
Interest Payable - Related Party	-	1,381
Preferred Stock Dividends Payable
Series A Convertible Preferred Stock Dividends Payable	94,997	-
Series B Convertible Preferred Stock Dividends Payable	2,232	-
Preferred Stock Dividends Payable	97,229	-
Total Current Liabilities	$ 104,214	$ 338,622
Commitments and Contingencies	-	-
Shareholders' Equity

Preferred Stock, $0.001 par value; 10,000,000 total shares authorized;
out of which 400,000 shares of Series A Convertible Preferred Stock are authorized, and 66,150 shares of Series A Convertible Preferred Stock shares were issued and outstanding at September 30, 2019, and 0 shares of Series A Convertible Preferred Stock were issued or outstanding at December 31, 2018; and out of which 5,000,000 shares of Series B Convertible Preferred Stock are authorized, and 90,000 shares of Series B Convertible Preferred Stock shares were issued and outstanding at September 30, 2019, and 0 shares of Series B Convertible Preferred Stock were issued or outstanding at December 31, 2018

	156	-
Common Stock, $0.001 par value; 100,000,000 shares authorized; 2,726,669 and 2,369,648 shares outstanding at September 30, 2019 and December 31, 2018, respectively	2,727	2,370
Additional Paid-in Capital	21,639,131	13,664,697
Accumulated Deficit	(15,190,639)	(14,005,689)
Total Shareholders' Equity (Deficit)	6,451,375	(338,622)
Total Liabilities and Shareholders' Equity	$ 6,555,589	$ -

ACQUIRED SALES CORP.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Selling, General and Administrative Expense	$ (61,697)	$ (16,549)	$ (132,919)	$ (50,123)
Stock Compensation Expense	(37,961)	-	(872,147)	(72,500)
Professional Fees	(52,142)	(13,237)	(97,112)	(18,632)
Loss From Operations	(151,800)	(29,786)	(1,102,178)	(141,255)
Other Income
Gain on Settlement	-	-	29,196	-
Interest Income	5,334	-	13,259	-
Interest Expense	-	(5,021)	(27,998)	(5,021)
Total Other Income	5,334	(5,021)	14,457	(5,021)
Loss Before Provision for Income Taxes	(146,466)	(34,807)	(1,087,721)	(146,276)
Provision for Income Taxes	-	-	-	-
Net Loss	$ (146,466)	$ (34,807)	$ (1,087,721)	$ (146,276)

Basic and Diluted Net Loss per Share	$ (0.06)	$ (0.01)	$ (0.43)	$ (0.06)

Basic and Diluted Weighted Average Number of Common Shares Outstanding:	2,597,302	2,369,648	2,527,576	2,369,648

ACQUIRED SALES CORP.
CONDENSED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
(UNAUDITED)

					Additional		Total
	Preferred Stock		Common Stock		Paid-in	Accumulated	Shareholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2017	-	$ -	2,369,648	$ 2,370	$ 13,554,524	$ (13,785,068)	$ (228,174)
Net Loss						$ (20,068)	$ (20,068)
Balance, March 31, 2018	-	$ -	2,369,648	$ 2,370	$ 13,554,524	$ (13,805,136)	$ (248,242)
Stock Compensation Expense					$ 72,500		$ 72,500
Net Loss			-	-	-	$ (91,401)	$ (91,401)
Balance, June 30, 2018	-	$ -	2,369,648	$ 2,370	$ 13,627,024	$ (13,896,537)	$ (267,143)
Issuance of warrants to purchase common stock					$ 4,550		$ 4,550
Net Loss						$ (34,807)	$ (34,807)
Balance, September 30, 2018	-	$ -	2,369,648	$ 2,370	$ 13,631,574	$ (13,931,344)	$ (297,400)

Balance, December 31, 2018	-	$ -	2,369,648	$ 2,370	$ 13,664,697	$ (14,005,689)	$ (338,622)
Exercise of rights to purchase warrants to purchase shares of common stock			210,000	$ 210	$ 1,892		$ 2,102
Issuance of warrants to purchase common stock					$ 26,773		$ 26,773
Issuance of Series A Convertible Preferred Stock for cash	29,900	$ 30			$ 2,989,970		$ 2,990,000
Series A Preferred Stock dividend payable						$ (18,552)	$ (18,552)
Net Loss			-	-		$ (44,440)	$ (44,440)
Balance, March 31, 2019	29,900	$ 30	2,579,648	$ 2,580	$ 16,683,332	$ (14,068,681)	$ 2,617,261
Issuance of Series A Convertible Preferred Stock for cash	36,250	$ 36			$ 3,624,964		$ 3,625,000
Stock Compensation Expense					$ 834,186		$ 834,186
Series A Preferred Stock dividend payable						$ (26,425)	$ (26,425)
Net Loss			-	-		$ (896,815)	$ (896,815)
Balance, June 30, 2019	66,150	$ 66	2,579,648	$ 2,580	$ 21,142,482	$ (14,991,921)	$ 6,153,207
Exercise of warrants			147,021	$ 147	$ 8,778		$ 8,925
Issuance of Series B Convertible Preferred Stock for cash	90,000	$ 90			$ 449,910		$ 450,000
Series A Preferred Stock dividend payable						$ (50,020)	$ (50,020)
Series B Preferred Stock dividend payable						$ (2,232)	$ (2,232)
Stock Compensation Expense					37,961		$ 37,961
Net Loss						$ (146,466)	$ (146,466)
Balance, September 30, 2019	156,150	$ 156	2,726,669	$ 2,727	$ 21,639,131	$ (15,190,639)	$ 6,451,375

ACQUIRED SALES CORP.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Months Ended
	September 30,
	2019	2018
Cash Flows From Operating Activities
Net Loss	$ (1,087,721)	$ (146,276)
Adjustments to Reconcile Loss to Net Cash Used in Operating Activities:
Financing Cost - Issuance of Warrants to Purchase Common Stock	26,773	4,550
Stock Compensation Expense	872,147	72,500
Changes in Operating Assets and Liabilities:
Prepaid Expenses	(833)	-
Accounts Payable to Related Parties	(191,776)	50,075
Trade Accounts Payable	(106,465)	3,889
Net Cash Used in Operating Activities	(487,875)	(15,262)
Cash Flows From Investing Activities
Investment in Ablis	(399,200)	-
Investment in Bendistillery and Bend Spirits	(1,497,000)	-
Note Receivable From CBD Lion	(300,000)	-
Net Cash Used in Investing Activities	(2,196,200)	-
Cash Flows From Financing Activities
Financing Cost - Proceeds From Borrowings Under Notes Payable to Related Parties	14,772	14,791
Financing Cost - Repayment of Borrowings Under Notes Payable to Related Parties	(45,562)	-
Financing Cost - Repayment of Interest Payable to Related Parties	(2,606)	-
Financing Cost - Interest Payable to Related Parties	-	471
Exercise of Warrants	11,027	-
Issuance of Series A Convertible Preferred Stock	6,615,000	-
Issuance of Series B Convertible Preferred Stock	450,000	-
Net Cash Provided by Financing Activities	7,042,631	15,262
Net Increase/(Decrease) in Cash	4,358,556	-
Cash and Cash Equivalents at Beginning of Period	-	-
Cash and Cash Equivalents at End of Period	$ 4,358,556	$ -

	For the Nine Months Ended
	September 30,
	2019	2018
Supplemental Cash Flow Information
Cash paid for interest	$ 2,606	$ -
Cash paid for income taxes	$ -	$ -

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

NOTE 1 – DESCRIPTION OF THE BUSINESS OF ACQUIRED SALES CORP.

Acquired Sales Corp. (hereinafter sometimes referred to as “Acquired Sales”, the “Company”, “AQSP”, “Acquired”, the “Company”, “we”, “us”, “our”, etc.) was organized under the laws of the State of Nevada on January 2, 1986. The Company does not currently have any business or any sources of revenue.

For the past many years, the Company’s stated objective has been to acquire all or a portion of one or more operating businesses. In the past year, the Company has been exploring potential acquisitions of all or a portion of one or more operating businesses involving the manufacture and sale of cannabidiol (CBD)-infused products such as beverages, muscle/joint rubs, oils, tinctures, bath bombs, isolate, relief balms, elixirs, body washes, med sticks, lotions, vape pens, vape cartridges, shatter, gummies, pet food, soap and edibles (a “CBD-Infused Products Company”). In order to consummate or to enhance a particular acquisition of a CBD-Infused Products Company, management of the Company is open-minded to the concept of also acquiring all or a portion of one or more operating businesses and/or assets that are related to such CBD-Infused Products Company or that enhance such CBD-Infused Products Company, for example operating businesses and/or assets involving distilled spirits, beer, wine, hemp growing, hemp processing/extraction, paraphernalia, cannabis, tetrahydrocannabinol (THC)-infused products, marijuana growing, marijuana dispensaries, and real estate. The Company has entered into agreements with a number of operating business to acquire some or all of the businesses.

Merger Agreement – CBD Lion LLC

On August 15, 2019, the Company, along with GJacobs and WJacobs, entered into an Agreement and Plan of Merger ("Merger Agreement") with CBD Lion LLC (“Lion”) and its owners to, subject to a number of conditions, acquire 100% of the ownership of Lion in a merger (the “Merger”). On November 14, 2019, the Company terminated the Merger Agreement with Lion. See Note 9 “Subsequent Events”.

Letter of Intent – Warrender Enterprise Inc. d/b/a Lifted Liquids

On May 23, 2019, the Company entered into a Letter of Intent with Warrender Enterprise Inc. d/b/a Lifted Liquids (“Lifted”), and its owner Nicholas S. Warrender to, subject to a number of conditions, acquire 100% of the ownership of Lifted. The consideration to be paid by the Company in the proposed purchase of Lifted is (i) cash in the amount of $7,500,000; and (ii) equity in the amount of 4,545,455 shares of the Company’s common stock (“Stock Consideration”). In the event that the acquisition of Lifted occurs, Warrender shall, subject to certain conditions, enjoy so-called “piggyback registration rights” in regard to the Stock Consideration, and provided further that Warrender shall enjoy so-called "demand registration rights" in regard to the Stock Consideration if no piggyback registration statement is filed with the SEC within 120 days following the closing of the proposed acquisition.

Closing of the acquisition of Lifted is subject to a number of conditions, including but not limited to the completion of a due diligence investigation of Lifted by the Company that is acceptable to the Company, completion of a capital raise by us of at least $9 million, completion of an audit of Lifted acceptable to the Company, execution of definitive acquisition documents, execution of an employment agreement with Nicholas S. Warrender, obtaining necessary third-party approvals, including a tax opinion to be provided by Lifted’s tax counsel indicating that the proposed acquisition will qualify as a tax-free merger, execution of a shareholders agreement among GJacobs, WJacobs, Nicholas S. Warrender and Erik S. Lundgren, and completion of all necessary securities filings. In the event that most of the foregoing conditions are met, as detailed in the Letter of Intent, prior to the closing of the proposed acquisition, but only if the Company is requested by Lifted in writing to do so, the Company will make a $300,000 loan to Lifted to be used by Lifted exclusively for growth capital.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

The Company is currently engaged in due diligence of Lifted, Lifted’s financial statements are currently being audited and the Company is negotiating a definitive merger agreement for the proposed acquisition. The Letter of Intent is subject to termination if (i) no audit of Lifted satisfactory to the Company has been delivered by September 30, 2019; (ii) the Company fails to raise $9 million by October 31, 2019; or (iii) the proposed acquisition has not closed by November 30, 2019 (or such other date as mutually agreed by the parties).

The Letter of Intent contains customary provisions prohibiting Lifted from soliciting or encouraging any other acquisition proposal or entering into any negotiations or agreements for an alternative acquisition transaction prior to the termination of the Letter of Intent.

In the event that the proposed acquisition of Lifted is completed, the Letter of Intent requires that Lifted shall operate as a wholly-owned subsidiary of the Company under the Lifted brand, led by Nicholas S. Warrender as Lifted’s CEO.

The terms of the proposed Lifted Liquids transaction must be set forth in a definitive agreement. There are no assurances that the Company will be successful in negotiating an acceptable definitive agreement, when or whether a definitive agreement will be reached between the parties, or that the proposed acquisition will be consummated. Even if a definitive agreement is executed, the terms of the proposed acquisition may change materially from the terms set forth in the Letter of Intent. There will be many conditions to closing, many of which are outside of the parties’ control and the Company cannot predict whether these conditions will be satisfied. There are no assurances when or if closing will occur, even if the parties successfully negotiate and sign a definitive agreement.

Acceptance of Subscriptions From Accredited Investors to Purchase Newly Issued Series A Convertible Preferred Stock (“Series A Preferred Stock”)

Between February 27, 2019 and May 13, 2019, the Company accepted subscriptions from accredited investors to purchase 66,150 shares of newly issued Series A Preferred Stock for an aggregate purchase price of $6,615,000 in cash. These 66,150 shares of Series A Preferred Stock are convertible at the option of the holders into 6,615,000 shares of newly issued common stock of the Company, or $1.00 per share of common stock of the Company. The Company has covenanted to file a registration statement covering the shares of newly issued common stock of the Company into which the Series A Preferred Stock can be converted (the "Registration Statement"). The Series A Preferred Stock will receive an annual dividend, and will be subject to mandatory conversion, under terms and conditions set forth in the Certificate of Designation of the Series A Preferred Stock.

Acceptance of Subscriptions From Accredited Investors to Purchase Newly Issued Series B Convertible Preferred Stock (“Series B Preferred Stock”)

On June 28, 2019, the Company commenced a private placement to accredited investors, offering to sell up to 5,000,000 shares of Series B Preferred Stock convertible into 5,000,000 shares of our common stock at an exercise price of $5.00 per share. As of the date of this report, the Company has accepted subscriptions from three accredited investors to purchase 90,000 shares of Series B Preferred Stock for an aggregate purchase price of $450,000 in cash, convertible at the option of the holder into 90,000 shares of newly issued common stock of the Company, or $5.00 per share of common stock of the Company.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Stock Sale and Purchase Agreement - Ablis Holding Company

On April 30, 2019, the Company entered into a Stock Sale and Purchase Agreement with Ablis Holding Company, an Oregon corporation (“Ablis HC”), Ablis, Inc., an Oregon corporation (“Ablis”), and James A. Bendis (“Bendis”) wherein the Company paid $399,200 for a post transaction 4.99% ownership of Ablis HC’s equity. Ablis HC is in the business of manufacturing and sale of CBD-infused beverages, and CBD-infused products. The Stock Sale and Purchase Agreement requires that Ablis HC use a portion of the purchase proceeds to pay off at least $381,000 of its liabilities.

The Stock Sale and Purchase Agreement also sets out terms for an additional equity purchase of Ablis HC such that the Company may purchase up to an additional 15% of Ablis HC for $1,200,000 so that the Company would then own 19.99% of the ownership equity of Ablis HC. However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, the Company does not have a contractual right to purchase any more of Ablis HC than 4.99%.

The terms of the Stock Sale and Purchase Agreement entitle Gerard M. Jacobs (“GJacobs”), CEO of the Company, to be a member of the board of directors of Ablis HC and entitles William C. Jacobs (“WJacobs), President and CFO of the Company, to be provided with access to financial information and grants WJacobs financial oversight functions over Ablis HC. It further allows WJacobs the right to provide consulting/advisory services. WJacobs’ reasonable expenses will be covered by Ablis HC. The Stock Sale and Purchase Agreement also requires that GJacobs and WJacobs be introduced to the owners of Ablis’ CBD isolate suppliers, and any other companies in the hemp, CBD and cannabis industries with whom Ablis HC and/or Bendis have relationships, and whom may potentially be interested in entering into a stock sale or merger with the Company.

The Stock Sale and Purchase Agreement requires that Ablis HC evaluate and seriously consider a sale of Ablis HC or taking Ablis HC public within 60 months from April 30, 2019 and that it use commercially reasonable best efforts, to close a mutually acceptable alternative exit opportunity for the Company within 72 months from April 30, 2019.

Stock Purchase Agreement Bendistillery Inc. and Bend Spirits

On April 30, 2019, the Company, GJacobs, and WJacobs entered into a Stock Purchase Agreement with Bendistillery Inc., an Oregon corporation (“Bendistillery”), Bend Spirits, Inc., an Oregon corporation (“Bend Spirits”), Bendis Homes Pinehurst, LLC, an Oregon limited liability company (“Landowner”), Bendis, and Alan T. Dietrich (“Dietrich”) wherein the Company paid $1,347,300 for a post transaction 4.99% ownership of Bendistillery’s equity and $149,700 for a post transaction 4.99% ownership of Bend Spirits’ equity. Bendistillery and Bend Spirits are in the business of manufacturing and sale of alcoholic beverages, CBD-infused beverages, and CBD-infused products. The Stock Purchase Agreement requires that Bendistillery and Bend Spirits use a portion of the purchase proceeds to pay off at least $835,000 of their collective liabilities.

The Stock Purchase Agreement also sets out terms for an additional equity purchase of Bendistillery such that the Company may purchase up to an additional 15% of Bendistillery for $4,050,000 so that the Company would then own 19.99% of the ownership equity of Bendistillery. Per the terms of the Agreement, the Company may also purchase up to an additional 15% of Bend Spirits for $450,000 such that the Company would then own 19.99% of the ownership equity of Bend Spirits. However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, the Company does not have a contractual right to purchase any more of Bendistillery or Bend Spirits than 4.99%. In addition, any purchase of by the Company of more than 4.99% of Bendistillery or Bend Spirits would require approval by the Oregon Liquor Control Commission.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Landowner (as landlord) and Bendistillery (as tenant) have entered into a long-term recorded lease (the “Lease”) of the 23 acres in Tumalo outside Bend, Oregon, where Bendistillery and Bend Spirits conduct their businesses (the “Real Estate”) The initial term of the Lease is 20 years at a rent of $17,500 per month; Tenant has the right, in its sole discretion, to exercise a series of options to extend the term of the Lease up to a maximum of 99 years; and Tenant has a 60-day right of first refusal if Landowner ever decides to sell all or any portion of the Real Estate. Bendis is the owner of Landowner.

The terms of the Stock Purchase Agreement entitle GJacobs to be a member of the board of directors of Bendistillery and Bend Spirits and entitles WJacobs to be provided with access to financial information. The Stock Purchase Agreement also grants WJacobs financial oversight functions over Bendistillery and Bend Spirits and allows WJacobs the right to provide consulting/advisory services. WJacobs’ reasonable expenses will be covered by Bendistillery and Bend Spirits as well as an advisory fee of not less than $5,000 per quarter. The Stock Purchase Agreement also requires that GJacobs and WJacobs be introduced to the owners of Deschutes Brewery, Silver Moon Brewing, LBD Beverage, and any other companies in the distilled spirits, beer, wine, hemp, CBD and cannabis industries with whom Bendistillery, Bend Spirits, Bendis and/or Dietrich have relationships, and whom may potentially be interested in entering into a stock sale or merger with the Company.

The Stock Purchase Agreement requires that Bendistillery and Bend Spirits evaluate and seriously consider a sale of Bendistillery and Bend Spirits or taking them public within 60 months from April 30, 2019 and that they use commercially reasonable best efforts, to close a mutually acceptable alternative exit opportunity for the companies within 72 months from April 30, 2019.

Acquisition Process

The structure of the Company’s participation in business opportunities and ventures will continue to be situational. The Company is likely to structure future acquisitions as a purchase of 19.99% or less, or 50.01% or more, of a target company’s equity ownership interest, or as a so-called tax-free reorganization. It is likely that the anticipated value of the business and/or securities that the Company acquires relative to the current value of the Company’s securities will result in the issuance of a relatively large number of newly issued shares of the Company, and, as a result, substantial additional dilution to the percentage ownership of our current stockholders. Moreover, the Company’s present management and shareholders may not have control of a majority of our voting shares following a merger or purchase of stock. It is possible that the shareholders of the acquired entity or the persons who provide the capital to the Company to finance a merger or purchase of stock will gain control of the Company’s voting stock and the Company’s directors may resign and new directors may be appointed without any vote by the shareholders. Those directors are entitled to replace the Company’s officers without stockholder vote.

In regard to nearly all of the Company’s potential acquisitions, the Company is typically focused upon acquiring 19.99% or less, or 50.01% or more, of existing privately held businesses whose owners are willing to consider selling a percentage of the equity ownership interest of their businesses, or merging their entire businesses into the Company or a wholly-owned subsidiary of the Company in a so-called tax-free reorganization, and whose management teams are enthusiastic about continuing to operate their businesses following the transactions with the Company.

Closing such purchases of stock or so-called tax-free reorganizations will likely require the Company to raise millions of dollars of capital, in order to pay the cash portion of the transaction consideration. The Company can provide no assurance or guaranty whatsoever that it will be able to raise such millions of dollars of capital on acceptable terms and conditions, if at all.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

An Investment Committee appointed by the Company’s Board of Directors, currently consisting of GJacobs, director Thomas W. Hines, CPA CFA, and WJacobs, CPA, will review material furnished to it and will vote whether or not the Investment Committee believes a potential acquisition is in the Company’s best interests and the interests of the Company’s shareholders. If the Investment Committee votes unanimously to approve a potential acquisition, then such acquisition will be presented to the Board of Directors of the Company for their review and a vote. The Company does not intend to proceed forward with a potential acquisition without the unanimous approval of the Investment Committee and approval by a majority of the Company’s Board of Directors.

The Company intends to source acquisition opportunities through GJacobs and directors and their contacts, and in some cases through finders. These contacts include the shareholders of Lifted, Ablis, professional advisors such as attorneys and accountants, securities broker dealers, venture capitalists, members of the financial community, other businesses and others who may present solicited and unsolicited proposals. Management believes that business opportunities may become available to us due to a number of factors, including, among others: (1) the Company’s ownership of shares in one or more CBD-Infused Products Companies; (2) management’s historical experience building large public companies; (3) management’s contacts and acquaintances; and (4) the Company’s flexibility with respect to the manner in which the Company may be able to structure, finance, merge with or acquire any business opportunity.

The analysis of new business opportunities will be undertaken by or under the supervision of the Investment Committee appointed by our Board of Directors. Inasmuch as the Company will have limited funds available to search for business opportunities, the Company will not be able to expend significant funds on a complete and exhaustive investigation of such business or opportunity. The Company will, however, investigate, to the extent believed reasonable by the Investment Committee, such potential business opportunities by conducting a so-called “due diligence investigation”.

In a due diligence investigation, the Company intends to obtain and review materials regarding the business opportunity. Typically, such materials will include information regarding a target business’ products, services, contracts, management, ownership, and financial information. In addition, the Company intends to cause the Investment Committee to meet personally with management and key personnel of target businesses, ask questions regarding the target businesses’ prospects, tour facilities, and conduct other reasonable investigation of the target businesses to the extent of the Company’s limited financial resources and management and technical expertise.

There is no guarantee that the Company can obtain or maintain the funding needed for its operations, including the funds necessary to search for and investigate acquisition candidates, and to close an acquisition including paying the substantial costs of legal, accounting and other relevant professional services.

As of November 15, 2019, the Company has cash on hand of approximately $4,312,165, which are proceeds from the sale of Series A Preferred Stock between February 27, 2019 and May 13, 2019, and proceeds from the sale of Series B Preferred Stock starting on June 28, 2019. In prior years, the Company’s payables have been greater than their cash on hand. The Company has inconsistent income generating ability and is therefore reliant on raising money from loans or stock sales.

NOTE 2 – BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying financial statements include the accounts and operations of the Company for all periods presented.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Condensed Financial Statements – The accompanying financial statements are condensed and do not include all disclosures normally required by generally accepted accounting principles. These statements should be read in conjunction with the annual financial statements included in Form 10-K filed with the

SEC on March 13, 2019. In particular, the basis of presentation and significant accounting principles were presented in Note 1 to the annual financial statements. In the opinion of management, all adjustments necessary for a fair presentation have been included in the accompanying unaudited condensed financial statements and consist of only normal recurring adjustments, except as disclosed herein. The results of operations for the three and nine months ended September 30, 2019 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2019.

Use of Estimates – The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) typically requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management’s estimates and assumptions. In the past, significant estimates included share-based compensation forfeiture rates and the potential outcome of future tax consequences of events that have been recognized for financial reporting purposes. Actual results and outcomes may differ from our estimates and assumptions.

Basic and Diluted Earnings (Loss) Per Common Share – Basic earnings (loss) per common share is determined by dividing earnings (loss) by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per common share is calculated by dividing earnings (loss) by the weighted-average number of common shares and dilutive common share equivalents outstanding during the period. When dilutive, the incremental potential common shares issuable upon exercise of stock options and warrants are determined by the treasury stock method. The following table summarizes the calculations of basic and diluted earnings (loss) per common share for the three and nine months ended September 30, 2019 and 2018.

	For the Three Months		For the Nine Months
	Ended		Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net Loss	$ (146,466)	$ (34,807)	$ (1,087,721)	$ (146,276)
Weighted-Average Shares Outstanding	2,597,302	2,369,648	2,527,576	2,369,648

Basic and Diluted Earnings Loss per Share	$ (0.06)	$ (0.01)	$ (0.43)	$ (0.06)

At September 30, 2019, there were 4,211,019 stock options and warrants, and 31,250 financing warrants outstanding that were excluded from the computation of diluted earnings loss per share because their effects would have been anti-dilutive. In comparison, at September 30, 2018, there were 4,181,415 stock options and warrants, and 17,500 financing warrants outstanding that were excluded from the computation of diluted earnings loss per share because their effects would have been anti-dilutive.

The Company has Series A Preferred Stock outstanding convertible into 6,615,000 shares of common stock. In addition, to date, the Company has accepted subscriptions from three accredited investors to purchase 90,000 shares of Series B Preferred Stock for an aggregate purchase price of $450,000 in cash, convertible at the option of the holder into 90,000 shares of newly issued common stock of the Company, or $5.00 per share of common stock of the Company.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Recent Accounting Pronouncements – In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”, which superseded previous revenue recognition guidance. ASU No. 2014-09 and its amendments were included in ASC 606, “Revenue from Contracts with Customers”. ASC 606 requires that a company recognizes revenue at an amount that reflects the consideration to which the company expects to be entitled in exchange for transferring goods or services to a customer. The

Company recently adopted and implemented ASC 606; however, it had no direct impact on the Company’s operations.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, “Leases” (Topic 842) (“ASU 2016-02”).  The amended guidance, which is effective for the Company on January 1, 2019, requires the recognition of lease assets and lease liabilities on the balance sheet for those leases with terms in excess of 12 months and currently classified as operating leases. Disclosure of key information about leasing arrangements will also be required. The Company recently adopted and implemented ASC 842; however, it had no direct impact on the Company’s operations.

Going Concern – The Company has a history of recurring losses which have resulted in an accumulated deficit of $15,190,639 as of September 30, 2019. During the three and nine months ended September 30, 2019, the Company recognized a loss from operations of $146,466 and $1,087,721, respectively.

Also, the Company has Series A Preferred Stock and Series B Preferred Stock outstanding that is currently accruing dividends at the rate of 3% per year. The Company has no income to pay these dividends. The Company does not have any business or any sources of revenue to pay these dividends or its other operating expenses. As a result, there is substantial doubt that the Company will be able to continue as a going concern. Bankruptcy of the Company at some point in the future is a possibility. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company currently has no revenue-generating subsidiaries. Management plans to sustain the Company as a going concern by taking the following actions: (1) acquiring and/or developing profitable businesses that will create positive income from operations; and/or (2) completing private placements of the Company’s common stock and/or preferred stock. Management believes that by taking these actions, the Company will be provided with sufficient future operations and cash flow to continue as a going concern. However, there can be no assurances or guarantees whatsoever that the Company will be successful in consummating such actions on acceptable terms, if at all. Moreover, any such actions can be expected to result in substantial dilution to the existing shareholders of the Company.

NOTE 4 – THE COMPANY’S INVESTMENTS IN ABLIS, BENDISTILLERY AND BEND SPIRITS

The Company’s investments in Ablis, Bendistillery and Bend Spirits made the Company a minority owner of these companies. As a minority owner, the Company will not be able to recognize any portion of Ablis’, Bendistillery’s or Bend Spirits’ revenues or earnings in the Company’s financial statements. Ablis, Bendistillery and Bend Spirits are not audited and the Company has limited ability to comment on these companies’ operations and financial performance.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

NOTE 5 – NOTES RECEIVABLE

Loan Made to CBD Lion LLC (“Lion”)

On August 8, 2019, the Company made an unsecured $300,000 loan to Lion (the “Loan”) evidenced by a promissory note (the “Note”) in connection with the proposed Merger Agreement with Lion. Per the terms of the Note, if the Transaction does not close and the merger agreement is terminated, then the Loan shall be repaid by Lion to the Company in six equal monthly installments of principal, together with accrued interest at the rate of 6% per year, with the first such installment due and payable by Lion to the Company on the first day of the first calendar month following the termination of the merger agreement. As of

September 30, 2019, the Transaction had not yet been terminated by the Company. However, the Merger Agreement was terminated by the Company on November 14, 2019 and the Note became payable with interest. See Note 9 “Subsequent Events”.

The William Noyes Webster Foundation, Inc.

The Foundation, a non-profit Massachusetts corporation, has received a provisional registration from the Commonwealth of Massachusetts to own and operate a medical marijuana cultivation facility in Plymouth, Massachusetts, and a medical marijuana dispensary in Dennis, Massachusetts. Jane W. Heatley (“Heatley”) is the founder and a member of the board of directors of the Foundation.

Teaming Agreement – The Company believes it is highly likely that the board of directors of the Foundation will only approve contracts that have been negotiated and approved by Heatley. Consequently, on July 8, 2014, the Company entered into a Teaming Agreement (the "Teaming Agreement") with Heatley, in which, among other things: (1) the Company and Heatley agreed to use their respective best efforts, working exclusively together as a team, and not as a partnership or other entity, in order to consummate transactions, agreements, contracts or other arrangements pursuant to which the Company will provide capital and expertise to the Foundation; and (2) Heatley agreed that Heatley shall not, and shall not permit the Foundation to, discuss or negotiate for debt or equity financing, or consulting services or other expertise, from any third party. The Company claims that Heatley violated the Teaming Agreement by discussing and negotiating for debt or equity financing, or consulting services or other expertise, from at least one third party. Heatley claims that the Company violated the Teaming Agreement alleging that the Company failed to lend funds to the Foundation in accordance with the Teaming Agreement. The Company believes Heatley's claim to be baseless. No assurances whatsoever can be made that Heatley will comply with the terms of the Teaming Agreement, nor that the Company will be able to adequately enforce the terms of the Teaming Agreement if it is ever the subject of litigation.

Promissory Note – On July 14, 2014, the Foundation signed and delivered to the Company a Secured Promissory Note (the "Note") which is in the stated loan amount of $1,500,000, and is secured by a Security Agreement of even date therewith (the “Security Agreement”). The Note provides that the $1,500,000 loan may be advanced in one or more installments as the Foundation and the Company may mutually agree upon. The Foundation and the Company mutually agreed that the first installment of this loan would be $602,500. Pursuant to instructions from the Foundation, on July 14, 2014, the Company paid $2,500 owed by the Foundation to one of its consultants, and the Company advanced $600,000 directly to the Foundation. The amount and timing of subsequent loan installments under the Note, which could have totaled $897,500, had not yet been mutually agreed upon between the Foundation and the Company as of the date of the Note.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Between April and July 2015, the Company loaned an additional $135,350 to the Foundation, evidenced by the Note and secured by the Security Agreement. Following such additional loans, the principal of the loan from the Company to the Foundation, evidenced by the Note and secured by the Security Agreement, is now $737,850. The principal balance outstanding under the Note bore interest at the rate of 12.5% per annum, compounded monthly. It was contemplated that the first payment of accrued interest by the Foundation under the Note would be made as soon after the Foundation commences operations of the Plymouth Cultivation Facility and the Dennis Dispensary as the Foundation's cash flows shall reasonably permit, but in any event no later than one year after the Foundation commences operations. The principal of the Note would be payable in eight consecutive equal quarterly installments, commencing on the last day of the calendar quarter in which the Foundation commences operations. Principal on the Note and related accrued interest would be considered past due if the aforementioned payments were not received by their due dates.

Uncollectable Note and Interest Receivable – The Company assessed the collectability of the Note based on the adequacy of the Foundation’s collateral and the Foundation’s capability of repaying the Note according to its terms. Based on this assessment, on September 1, 2015, the Company concluded that Note and interest receivable would not be collectible. As such, the Company wrote off the Note totaling $737,850 and interest receivable totaling $97,427 as bad debt expense on September 1, 2015.

NOTE 6 – AMOUNTS OWED TO RELATED PARTIES AND THIRD PARTIES

Consulting Salaries to be Paid to GJacobs and WJacobs

Effective as of June 19, 2019, the Company, GJacobs and WJacobs entered into a compensation agreement relating to service to the Company. GMJ and WCJ receive consulting fees of $7,500 per month and $5,000 per month, respectively.

Amounts Owed to Related Parties

On June 21, 2016, a company affiliated with GJacobs made a non-interest bearing loan of $4,000 to the Company, which was payable upon demand. This loan was outstanding at September 30, 2018, but was not outstanding as of September 30, 2019.

At September 30, 2019, there were no expense reimbursements owed to GJacobs. In comparison, at September 30, 2018, there were expense reimbursements owed GJacobs totaling $18,746.

There were no independent contractor fees or expense reimbursements owed to WJacobs at September 30, 2019. In comparison, at September 30, 2018, there were independent contractor fees of $145,000 and expense reimbursements of $4,077 owed to WJacobs totaling $149,077.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

Financing Warrants – On July 13, 2018, the Audit Committee, Compensation Committee, and full Board of Directors of the Company approved by unanimous written consent borrowings by the Company on the following terms: (1) proceeds of the borrowings will be used to pay professional fees owed to our outside auditors, our stock transfer agent, and our securities counsel, and to pay other obligations of the Company; (2) the borrowings will be evidenced by promissory notes of the Company, accruing interest at the rate of 15% annually; (3) the notes will be jointly secured by a first lien security interest in all of the assets of the Company, pursuant to a security agreement signed by the Company in favor of the lenders, UCC filings in favor of the lenders, and a pledge to the lenders of the note payable by the William Noyes Webster Foundation Inc. to the Company; (4) the notes shall be due and payable upon demand by the lenders delivered to the Company; and (5) for each $1,000 loaned by the Company on these terms, the lender of such $1,000 shall receive warrants to purchase 1,250 shares of common stock of the Company, at an exercise price of $0.03 per share, exercisable at the discretion of such lender any time on or before July 16, 2023.

As of December 31, 2018, a total of $30,791 had been borrowed by the Company on such terms, and warrants to purchase 25,000 shares of common stock of the Company had been issued to director Joshua A. Bloom and warrants to purchase 12,500 shares of common stock of the Company had been issued to the Company's CEO GJacobs. As of December 31, 2018, there was also a total of $1,381 in interest payable to Joshua A. Bloom and GJacobs, related to these borrowings.

Between January 7, 2019 and February 6, 2019, an additional $14,772 was lent by GJacobs to the Company on such terms, and warrants to purchase 18,750 shares of common stock of the Company were issued to GJacobs.

On March 13, 2019, all of these borrowings and the related interest payable to Joshua A. Bloom and GJacobs was repaid. In total, $21,540 was paid to Joshua A. Bloom, and $26,628 was paid to GJacobs.

Amounts Owed to Third Parties

At September 30, 2019, there were accounts payable of $6,985 owed to third parties for professional fees. In comparison, at September 30, 2018, there were accounts payable of $110,315 owed to third parties for professional fees.

On March 15, 2019, the Company settled and paid its debt of $61,500 to its previous independent registered public accounting firm, Eide Bailly LLP, and the Company recognized a gain on the settlement of $29,196.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

NOTE 7 – SHAREHOLDERS’ EQUITY

Issuance of Series A Preferred Stock – The Company has authorized 400,000 shares of its Series A Preferred Stock. Each share of Series A Preferred Stock may be converted into 100 shares of common stock. The Series A Preferred Stock pays dividends at the rate of 3% annually. The Series A Preferred Stock dividends are cumulative if the Company does not have the necessary cash to pay the dividend when due. The Series A Preferred Stock dividends shall cease to accrue at such time as the Company’s Common Stock has closed at $3.00 per share or higher for 20 consecutive trading days after the first date that the Series A Registration Statement is effective, and there have been, on average, at least 25,000 shares traded on each of those 20 consecutive trading days. The Series A Preferred Stock have no voting rights. The holders of the Series A Preferred Stock shall have voluntary conversion rights. Shares of Series A Preferred Stock are subject to mandatory conversion (in the discretion of the Company) at such time as the Company’s common stock has closed at $5.00 per share or higher for 20 consecutive trading days after the first date that the Series A Registration Statement is effective, and there have been, on average, at least 50,000 shares traded on each of those 20 consecutive trading days.

Between February 27, 2019 and May 13, 2019, the Company accepted subscriptions from accredited investors to purchase 66,150 shares of newly issued Series A Preferred Stock for an aggregate purchase price of $6,615,000 in cash. These 66,150 shares of Series A Preferred Stock are convertible at the option of the holders into 6,615,000 shares of newly issued common stock of the Company, or $1.00 per share of common stock of the Company. On August 2, 2019, the Company filed a Form S-1 Series A Registration Statement covering the shares of newly issued common stock of the Company into which the Series A Preferred Stock can be converted. The Series A Registration Statement has not yet been approved by the SEC. The Series A Preferred Stock will receive an annual dividend, and will be subject to mandatory conversion, under terms and conditions set forth in the Certificate of Designation of the Series A Preferred Stock. As of September 30, 2019, the Company has accrued a liability of $94,997 as dividends payable to holders of the Series A Preferred Stock. Although no dividends have been declared by the Board of Directors, the Company fully intends on paying the annual dividends to the holders of the Series A Preferred Stock, and as such, the Company has accrued the liability.

Issuance of Series B Preferred Stock – The Company has authorized 5,000,000 shares of its Series B Preferred Stock. Each share of Series B Preferred Stock may be converted into one share of common stock. The Series B Preferred Stock pays dividends at the rate of 3% annually. The Series B Preferred Stock dividends are cumulative if the Company does not have the necessary cash to pay the dividend when due. The Series B Preferred Stock dividends shall cease to accrue at such time as the Company’s Common Stock has closed at $7.00 per share or higher for 20 consecutive trading days after the first date that the Series B Registration Statement is effective, and there have been, on average, at least 25,000 shares traded on each of those 20 consecutive trading days. The Series B Preferred Stock have no voting rights. The holders of the Series B Preferred Stock shall have voluntary conversion rights. Shares of Series B Preferred Stock are subject to mandatory conversion (in the discretion of the Company) at such time as the Company’s common stock has closed at $9.00 per share or higher for 20 consecutive trading days after the first date that the Series B Registration Statement is effective, and there have been, on average, at least 50,000 shares traded on each of those 20 consecutive trading days.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

On June 28, 2019, we commenced a private placement to accredited investors, offering to sell up to 5,000,000 shares of Series B Preferred Stock convertible into 5,000,000 shares of our common stock at an exercise price of $5.00 per share. As of the date of this report, the Company has accepted subscriptions from three accredited investors to purchase 90,000 shares of Series B Preferred Stock for an aggregate purchase price of $450,000 in cash, convertible at the option of the holder into 90,000 shares of newly issued common stock of the Company, or $5.00 per share of common stock of the Company.

As of September 30, 2019, the Company has accrued a liability of $2,232 as dividends payable to holders of the Series B Preferred Stock. Although no dividends have been declared by the Board of Directors, the Company fully intends on paying the annual dividends to the holders of the Series B Preferred Stock, and as such, the Company has accrued the liability.

Issuance of Financing Warrants – On July 13, 2018, the Audit Committee, Compensation Committee, and full Board of Directors of AQSP approved by unanimous written consent borrowings by AQSP on the following terms: (1) proceeds of the borrowings will be used to pay professional fees owed to our outside auditors, our stock transfer agent, and our securities counsel, and to pay other obligations of AQSP; (2) the borrowings will be evidenced by promissory notes of AQSP, accruing interest at the rate of 15% annually; (3) the notes will be jointly secured by a first lien security interest in all of the assets of AQSP, pursuant to a security agreement signed by AQSP in favor of the lenders, UCC filings in favor of the lenders, and a pledge to the lenders of the note payable by the William Noyes Webster Foundation Inc. to AQSP; (4) the notes shall be due and payable upon demand by the lenders delivered to AQSP; and (5) for each $1,000 loaned by AQSP on these terms, the lender of such $1,000 shall receive warrants to purchase 1,250 shares of common stock of AQSP, at an exercise price of $0.03 per share, exercisable at the discretion of such lender any time on or before July 16, 2023.

During the quarter ended March 31, 2019, a total of $14,772 was borrowed by AQSP on such terms from GJacobs, and warrants to purchase 18,750 shares of common stock of AQSP were issued to GJacobs. The warrants to purchase common stock that were issued to GJacobs during the quarter ended March 31, 2019 were valued using the Black-Scholes valuation model as of the date they were issued. The values of these warrants were fully expensed because the notes are payable upon demand. The expense recognized related to the issuance of the warrants to GJacobs during the quarter ended March 31, 2019 was $26,773, which was a debit to interest expense and credit to additional paid-in capital.

Share-Based Compensation – During the three months ended September 30, 2019, the Company recognized stock compensation expense of $37,961. All of this related to the value of 5,400 warrants to purchase unregistered shares of common stock of the Company issued to brokers for the capital that they raised in the Series B private placement during the quarter ended September 30, 2019. During the nine months ended September 30, 2019, the Company recognized stock compensation expense of $872,147. Of this, $831,439 related to the value of 402,300 warrants to purchase unregistered shares of common stock of the Company issued to brokers for the capital raised for the Company by the brokers. The difference, $40,708, was the value of a total of 14,042 warrants to purchase unregistered shares of common stock of the Company, issued to two finders (7,021 warrants were issued to each finder) in regard to the purchase of 4.99% of the stock of Ablis.

In comparison, there was $72,500 of share-based compensation recognized during the six months ended June 30, 2018.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

On April 1, 2018, the Company issued to a director and to an independent contractor rights to purchase warrants, for an aggregate purchase price of $2.00, an aggregate of 250,000 shares of common stock of the Company, at an exercise price of $0.01 per share, such warrants to be fully vested and to be exercisable on or prior to December 31, 2024; we recorded stock compensation expense of $72,500 related to these rights to purchase warrants during the three and six months ended June 30, 2018.

Stock Option and Warrant Activity – The following is a summary of stock option and warrant activity as of June 30, 2019 and changes during the period then ended:

			Weighted-Average	Aggregate
		Weighted-Average	Remaining Contractual	Intrinsic
	Shares	Exercise Price (a)	Term (Years)	Value
Exercisable Options, Rights to Purchase Warrants to Purchase Common Stock and Financing Warrants Outstanding, December 31, 2018	2,923,632	$ 0.87	4.93	$ 2,410,100
Financing Warrants Issued During Q1 2019	18,750
Warrants Granting the Right to Purchase Shares of Common Stock Issued During Q2 2019	410,942
Options that Expired During Q2 2019	(9,434)
Rights to Purchase Warrants to Purchase Shares of Common Stock Exercised During Q1 2019	(210,000)
Warrants Granting the Right to Purchase Shares of Common Stock Issued During Q3 2019	5,400
Warrants exercised during Q3 2019	(147,021)
Exercisable Options, Rights to Purchase Warrants to Purchase Common Stock and Financing Warrants Outstanding, September 30, 2019	2,992,269	$ 0.97	3.72	$ 8,444,074
Outstanding Options, Rights to Purchase Warrants to Purchase Common Stock and Financing Warrants, September 30, 2019	4,242,269	$ 1.23	4.17	$ 10,881,574

Exercise of Warrants

On July 25, 2019, a warrant holder exercised his warrant to purchase 7,021 shares of common stock of the Company for a purchase price of $7,021.

On September 23, 2019, directors Joshua A. Bloom, James S. Jacobs and Richard E. Morrissy exercised their rights to purchase, for an aggregate purchase price of $4, warrants to purchase a total of 115,000 shares of unregistered shares of common stock of the Company at an exercise price of $0.01 per share (total of $1,150), and they immediately exercised those warrants. Joshua A. Bloom also exercised warrants to purchase an aggregate of 25,000 shares of unregistered shares of common stock of the Company at an exercise price of $0.03 per share.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

NOTE 8 – CONTINGENT CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS

Payment of Finders’ Fees Related to Ablis

The Company has agreed to pay finders’ fees to two finders in regard to the potential purchase of an additional 15% of the stock of Ablis. The Company has agreed to pay those two finders additional warrants to purchase shares of common stock of the Company at an exercise price of $1 per share exercisable at any time on or before April 30, 2024; in the event that the Company closes on the purchase of up to an additional 15% of the common stock of Ablis, then the total amount of such warrants will be 2,814 unregistered shares of common stock of AQSP at an exercise price of $1 per share for each additional one percent of Ablis’ common stock so purchased (a maximum issuance of warrants to purchase an aggregate of 42,210 unregistered shares of common stock of the Company at an exercise price of $1 per share).

Payment of Brokers’ Fees Related to the Sale of Preferred Stock

The Company has committed to pay brokers’ fees in regard to the capital being raised for the Company by such brokers in the Company’s private placements of preferred stock, such fee to consist of warrants to purchase unregistered shares of common stock of the Company at an exercise price equal to the conversion price per share of such preferred stock, exercisable at any time during a five year period; the number of such shares will be calculated as six percent of the aggregate capital raised by such brokers in the private placement of preferred stock divided by the conversion price per share of such preferred stock.

Potential Issuance of Warrants to Purchase Shares of Common Stock of the Company

The Compensation Committee of the Company's Board of Directors may, from time to time, recommend that certain warrants to purchase shares of common stock of the Company should be issued to new or current members of the Company’s Board of Directors, to officers and employees of the Company and its subsidiaries, or to members of any advisory board or consultants to the Company.

Amounts Payable to Gerard M. Jacobs and William C. Jacobs

The Company’s CEO GJacobs runs the Company’s operations on a part-time basis and is compensated with equity. GJacobs has not historically received cash compensation, and, historically, the Company’s President and CFO WJacobs has worked for $5,000 per month. Effective as of June 19, 2019 through the earlier of the closing of the Company’s acquisition of CBD Lion LLC, which is now terminated (see Note 9 “Subsequent Events”) or the closing of the Company’s acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, the Company has agreed to pay GJacobs and WJacobs consulting fees of $7,500 and $5,000 per month, respectively. In addition, upon the closing of the acquisition described herein, their salaries, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to GJacobs and WJacobs in the event that the Company closes on the acquisition Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million, as described in the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

Professional Contracts

In June 2019, the Company executed annual engagement contracts with its stock transfer agent and its securities attorney.

Acquired Sales Corp.

Notes to the Condensed Financial Statements

(Unaudited)

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of filing this quarterly report on Form 10-Q and have identified the following for disclosure:

Termination of the Merger Agreement Between the Company and CBD Lion LLC

On November 14, 2019, the Company terminated the Merger Agreement with Lion. Pursuant to the terms of the Merger Agreement executed on August 15, 2019, the Company agreed to acquire 100% of the ownership of Lion, subject to a number of conditions, for consideration of two million dollars ($2,000,000) in cash, plus five million (5,000,000) shares of unregistered common stock of the Company. To date, the Company has not paid any of the foregoing cash or stock consideration to Lion.

The material circumstances surrounding the termination of the Merger Agreement are set out in the letter dated November 14, 2019 from the Company’s legal counsel to Lion. The letter is attached as Exhibit 99.1 to the current report filed on Form 8-K on November 15, 2019.

Due to termination of the Merger Agreement, and per Section 5.15 of the Merger Agreement, commencing on December 1, 2019, the Company’s $300,000 loan to Lion is now required to be repaid. The repayment is required by agreement to be made in six equal monthly installments of principal and interest due and payable on the first day of each calendar month. Interest on the principal balance is calculated at an annual rate of 6% commencing as of August 8, 2019.

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS.

The Terms of the Lifted Liquids Transaction

Since we do not currently own 100% of any other operating company, we consider the acquisition of 100% of Lifted Liquids to be highly significant to our Company.

Terms of the Merger

·Subject to a number of conditions, pursuant to the Merger Agreement, the Corporation will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Corporation (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

·The Promissory Note for the second $3,750,000 required by the Merger Agreement accrues interest at 2% per annum and must be repaid at the sooner of five years from execution or that time in which the Lifted Liquids Merger Sub’s consolidated earnings from the date of the closing of the merger exceeds $7.5 million.

·The Merger Agreement requires that Nicholas S. Warrender will be granted registration rights for the 3,900,455 shares of the Company’s unregistered common stock that he is to receive in connection with the Merger.

·The Merger Agreement also requires that Warrender, William C. “Jake” Jacobs, Gerard M. Jacobs, and the Roberti Jacobs Family Trust, who together as a group will have stockholder and managerial control of the Company, will enter into a stockholder agreement wherein they must unanimously agree on Board members and on any liquidation event involving the Company or its assets.

·The Merger Agreement also requires that the Company enter into an employment agreement with Warrender, where Warrender is entitled to $100,000 in base salary and an annual bonus stemming from the Company’s cash management bonus pool.

·The effects of the Merger shall be that all assets, property, rights, privileges, immunities, powers, franchises, licenses, and authority of Lifted and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, and duties of Lifted and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Entity.

·The articles of incorporation of Merger Sub shall be the articles of incorporation of the Surviving Entity, and the by-laws of Merger Sub shall be the by-laws of the Surviving Entity.

·Upon Closing of the Merger Agreement, the directors of the Corporation shall be Gerard M. Jacobs (Chairman), Nicholas S. Warrender (Vice Chairman), Vincent J. Mesolella (Lead outside director), Thomas W. Hines, James S. Jacobs, Joshua A. Bloom, Richard E. Morrissy, Michael D. McCaffrey and a ninth director who will be designated by Nicholas S. Warrender and reasonably acceptable to Gerard M. Jacobs, and the officers of the Corporation shall be as set forth below, each to hold the office until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with applicable Law.

·Gerard M. Jacobs - Chairman, CEO and Secretary

·William C. Jacobs - President, CFO and Treasurer

·Nicholas S. Warrender - Co-Founder, Vice Chairman, Chief Operating Officer

Conditions of the Merger

·At least twenty (20) days shall have passed after the mailing of this information statement and after the requisite filings are made with the State of Nevada.

·The parties shall have received the necessary authorizations of relevant governmental authorities.

·All filings required under the Securities Act or the Exchange Act necessary to consummate the Merger shall have been made.

·The Parties executing and delivering to the Corporation an employment agreement of Nicholas S. Warrender.

·Gerard M. Jacobs, William C. Jacobs and Nicholas S. Warrender executing and delivering a stockholders agreement to vote in concert regarding the election of directors of the Corporation and on certain other matters.

·The Corporation, Nicholas S. Warrender and an escrow agent executing and delivering an escrow agreement;

·The Corporation and Nicholas S. Warrender executing and delivering to the Corporation a registration rights agreement; and

·No event, change, or effect that would, individually or in the aggregate, reasonably be expected to negatively impact the value of Lifted or the Corporation as set out in the Merger Agreement.

Description of Certain Key Provisions of the Transaction Documents Relating to the Merger Agreement

Registration Rights Agreement

In connection with the Merger, the Company is required to sign a Registration Rights Agreement granting Nicholas S. Warrender, or his assigns, “piggyback” and “demand” registration rights in regard to any and all Company registration statements filed with the SEC on or prior to  a termination date set out in the agreement, in order to permit the registration of the Common Stock. These registration rights include all 3,900,455 shares of Common Stock being issued to Mr. Warrender connection with the Merger.

Subject to certain limitations, Mr. Warrender, or his assigns, may demand registration of all or any portion of the 3,900,455 shares (“Registerable Shares”) at any time beginning on the 120th day following the closing of the Merger Agreement. The Company must then file a registration statement within ten days. The Company may postpone for up to 180 days the filing or effectiveness of a registration statement for a demand registration if the board of directors determines in its reasonable good faith judgment that such demand registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act.

The Company may delay a demand registration hereunder only once in any period of 12 consecutive months. No demand registration shall be required where in the judgment of the Company, its legal counsel, and/or SEC guidance and comments the registration would be deemed a primary offering pursuant to Securities Act Rule 415, which is interpreted by the SEC staff to prohibit registrations of stock for resale where the seller is deemed to be engaged in a primary offering of behalf of the issuer. The registration rights agreement shall terminate when no Registerable Shares remain outstanding. The foregoing is only a summary. For a complete description of Mr. Warrender’s registration rights, please read the Registration Rights Agreement in its entirety.

Secured Promissory Note

In connection with the Merger, the Company is required to execute a secured promissory note of $3,750,000 payable to Mr. Warrender (the “Promissory Note”). Interest on the Promissory Note shall be two percent (2.00%) per year. The maturity date of the Promissory Note is the earlier of (a) the date which is thirty (30) days after the last day of the calendar quarter during which the Lifted Liquids Merger Sub’s aggregate EBITDA (aggregate earnings before interest, taxes, depreciation and amortization ) since the Closing Date of the Merger exceeds $7.5 million, or (b) the date which is the fifth anniversary of the closing date of the Merger.

The Promissory Note shall have mandatory prepayments, subject to certain limitations, within five (5) business days following the closing of any equity or debt capital raise by the Company or Merger Sub following the date of the Merger Agreement wherein Mr. Warrender is entitled to be paid at least 50% of the net proceeds of such capital raise toward a prepayment of the principal and accrued interest on the Promissory Note.

The Promissory Note is secured by (a) a first lien security interest in all of the assets of the Company and Merger Sub; and (b) a pledge of: (i) all of the capital stock of Merger Sub; (ii) all of the common stock of Bendistillery Inc., Bend Spirits, Inc., and Ablis Holding Company that is owned by the Company; and (iii) all of the capital stock of any other entity owned by the Company or Merger Sub or any of their subsidiaries, pursuant to a Collateral Stock Pledge Agreement of even date herewith, between Mr. Warrender, as Secured Party, and the Company or Merger Sub, as Pledgors. The foregoing is only a summary. For a complete description of Mr. Warrender’s creditor rights, please read the Promissory Note in its entirety.

Stockholders Agreement

At the closing of the Merger Agreement, Mr. Warrender, GJacobs our CEO, and WJacobs our President and CFO, will enter into a Stockholders Agreement pursuant to which each of them will vote all shares of our stock now or hereafter owned or controlled by him as unanimously agreed upon by all three of them, including as to the following matters: election, removal and filling vacancies on our Board of directors; our charter and bylaws; employment agreements, consulting agreements, fee agreements, base salaries, bonuses, management bonus pools amounts and calculations, management bonus pool allocations and payments, future stock options or warrants issuances, and any other direct or indirect compensation or benefits of any nature whatsoever; acquisitions; divestitures; and capital raises. The foregoing is only a summary. For a complete description of the Stockholders Agreement, please read the Stockholders Agreement in its entirety.

Executive Employment Agreement

At the closing of the Merger, the Company will enter into an employment agreement with Mr. Warrender, under which he will serve as Co-Founder, Vice Chairman and Chief Operating Officer of the Company and Chief Executive  Officer of Lifted (the “Executive Employment Agreement”). The Executive Employment Agreement will be a "rolling" five year employment agreement wherein Mr. Warrender’s employment shall be effective and shall continue until the fifth anniversary of the commencement of the Executive Employment Agreement, unless terminated. The Executive Employment Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for additional periods of one year (extending the term of the Executive Employment Agreement to five years after each such extension date), unless either party provides written notice of the party’s intention not to extend the term of the Executive Employment Agreement at least 90 days’ prior to the applicable extension date.

During the employment term, the Mr. Warrender shall devote substantially all of his business time and attention to the performance of his duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the board of directors.

The annual rate of Mr. Warrender’s base salary under the Executive Employment Agreement shall be $100,000.

Mr. Warrender shall participate in the Company’s annual company-wide management bonus pool, which can be generally described as a cash set-aside for management bonuses of an amount equal to 33% of the amount (if any) by which our actual annual EBITDA exceeds an annual EBITDA target amount that is mutually agreed upon between the Chairman of the Compensation Committee of the board of directors, on the one hand, and GJacobs, WJacobs and Mr. Warrender, on the other hand, with the allocation of such management bonus pool to be determined by unanimous written agreement of GJacobs, WJacobs and Mr. Warrender.

The Company will provide to Mr. Warrender prompt reimbursement for all documented business related expenses paid or incurred by Mr. Warrender in connection with Acquired Sales, including but not limited to airfare, rail, taxi, rental cars, parking, tolls, gasoline for business trips, meals, entertainment, hotel, office supplies, mobile phone, internet, hotspot, and postage expenses.

The Company will grant to Mr. Warrender so-called "tag along" registration rights for all of our shares owned by GJacobs or by any of his affiliates, and for all of our shares issuable to Mr. Warrender or to any of his affiliates upon the exercise of his or their options or warrants to purchase shares of common stock of Acquired Sales.

The employment term and Mr. Warrender’s employment hereunder may be terminated by either the Company or Mr. Warrender at any time and for any reason; provided, however, that, unless otherwise provided herein, either party shall be required to give the other party at least 30 days advance written notice of any termination of Mr. Warrender’s employment.

The foregoing is only a summary. For a complete description of Mr. Warrender’s rights under the Executive Employment Agreement, please read the Executive Employment Agreement in its entirety.

Impact of the Merger on GJacobs and WJacobs Compensation Agreement

The Company has entered into a Compensation Agreement dated as of June 19, 2019, with our CEO GJacobs and our President and CFO WJacobs. The material terms of the Compensation Agreement are as follows:

(1) Starting June 2019 until we sign employment agreements with each of them, we will pay GJacobs and WJacobs consulting fees of $7,500 and $5,000 per month, respectively;

(2) Upon the closing of the acquisition of Lifted, we will enter into an employment agreement with GJacobs to serve as our Chairman, CEO and Secretary, consistent with the following:

(a) The employment agreement will be a "rolling" five year employment agreement following the same general format at our employment agreement for Nicholas S. Warrender, so that on the first anniversary of its effective date and on each annual anniversary thereafter, the employment agreement shall be deemed to be automatically extended for an additional year unless either party provides written notice otherwise;

(b) GJacobs base salary shall be at least $100,000 per year;

(c) GJacobs shall participate in our annual company-wide management bonus pool, which can be generally described as a cash set-aside for management bonuses of an amount equal to 33% of the amount (if any) by which our actual annual EBITDA exceeds an annual EBITDA target amount that is mutually agreed upon between the Chairman of the Compensation Committee of the Board, on the one hand, and GJacobs, WJacobs and Nicholas S. Warrender, on the other hand, with the allocation of such management bonus pool to be determined by unanimous written agreement of GJacobs, WJacobs and Nicholas S. Warrender;

(d) Upon the closing of the Merger, we will pay GJacobs a cash bonus of $250,000;

(e) Upon the earlier of December 1, 2020, or the first date when we have raised a total of at least $15 million after January 1, 2019, we will pay GJacobs a cash bonus of $250,000;

(f) Upon the earlier of December 1, 2021, or the first date when we have raised a total of at least $25 million after January 1, 2019, we will pay GJacobs a cash bonus of $250,000;

(g) The terms of GJacobs' stock options granted by us to purchase shares of common stock of AQSP which are currently set to expire (unless previously exercised) during November 2020 or during September 2021, respectively, shall be extended so that all of such stock options may be exercised by GJacobs at any time on or before December 31, 2024;

(h) We will provide to GJacobs an employee benefits package including fully paid Blue Cross/Blue Shield or equivalent family health insurance and dental insurance;

(i) We will provide to GJacobs prompt reimbursement for all documented business related expenses paid or incurred by GJacobs in connection with Acquired Sales, including but not limited to airfare, rail, taxi, rental cars, parking, tolls, gasoline for business trips, meals, entertainment, hotel, office supplies, mobile phone, internet, hotspot, and postage expenses;

(j) We will grant to GJacobs so-called "tag along" registration rights for all of our shares owned by GJacobs or by any of his affiliates, and for all of our shares issuable to GJacobs or to any of his affiliates upon the exercise of his or their options or warrants to purchase shares of common stock of Acquired Sales; and

(k) Simultaneously with the execution of our employment agreement with GJacobs upon the closing of the Merger, we will issue to GJacobs or his designee(s) five-year warrants containing a "cashless exercise" feature giving GJacobs or his designee(s) the right to purchase 250,000 shares of common stock of Acquired Sales exercisable at $5.00 per share; and

(3) Upon the closing of the acquisition of Lifted, we will enter into an employment agreement with WJacobs to serve as our President, CFO and Treasurer, consistent with the following:

(a) The employment agreement will be a "rolling" five year employment agreement following the same general format at our employment agreement for Nicholas S. Warrender, so that on the first anniversary of its effective date and on each annual anniversary thereafter, the employment agreement shall be deemed to be automatically extended for an additional year unless either party provides written notice otherwise;

(b) WJacobs base salary shall be at least $100,000 per year;

(c) WJacobs shall participate in our annual company-wide management bonus pool, which can be generally described as a cash set-aside for management bonuses of an amount equal to 33% of the amount (if any) by which our actual annual EBITDA exceeds an annual EBITDA target amount that is mutually agreed upon between the Chairman of the Compensation Committee of the Board, on the one hand, and GJacobs, WJacobs and Nicholas S. Warrender, on the other hand, with the allocation of such management bonus pool to be determined by unanimous written agreement of GJacobs, WJacobs and Nicholas S. Warrender;

(d) Upon the closing of the Merger Agreement, the Company will pay WJacobs a cash bonus of $100,000;

(e) Upon the earlier of December 1, 2020, or the first date when we have raised a total of at least $15 million after January 1, 2019, we will pay WJacobs a cash bonus of $100,000;

(f) Upon the earlier of December 1, 2021, or the first date when we have raised a total of at least $25 million after January 1, 2019, we will pay WJacobs a cash bonus of $100,000;

(g) We will provide to WJacobs an employee benefits package including fully paid Blue Cross/Blue Shield or equivalent family health insurance and dental insurance;

(h) We will provide to WJacobs prompt reimbursement for all documented business related expenses paid or incurred by WJacobs in connection with Acquired Sales, including but not limited to airfare, rail, taxi, rental cars, parking, tolls, gasoline for business trips, meals, entertainment, hotel, office supplies, mobile phone, internet, hotspot, and postage expenses;

(i) We will grant to WJacobs so-called "tag along" registration rights for all of our shares owned by WJacobs or by any of his affiliates, and for all of our shares issuable to WJacobs or to any of his affiliates upon the exercise of his or their options or warrants to purchase shares of common stock of the Company; and

(j) Simultaneously with the execution of our employment agreement with WJacobs upon the closing of the Merger Agreement, we will issue to WJacobs or his designee(s) five-year warrants containing a "cashless exercise" feature giving WJacobs or his designee(s) the right to purchase 225,000 shares of common stock of Acquired Sales exercisable at $5.00 per share.

The foregoing is only a summary. For a complete description of GJacobs and WJacobs’ respective rights under the Compensation Agreement, please read the Compensation Agreement in its entirety.

Material Legal And Financial Issues That Led The Company’s Board To Approve The Merger

The following legal and financial issues led the Board to approve the merger:

(1) Lifted's audited net sales have jumped substantially from $479,772 during 2017 up to $1,777,641 during 2018, and unaudited net sales during 2019 are believed to be materially higher;

(2) Lifted's audited net income has jumped substantially from $79,840 during 2017 up to $524,446 during 2018, and unaudited net income during 2019 is believed to be materially higher;

(3) Lifted's projected EBITDA during 2020 is expected to be substantially higher than during 2019. On December 5, 2019, Lifted issued a press release in which Lifted's CEO said that Lifted's 2020 EBITDA is conservatively projected to exceed $4,000,000. Based upon its due diligence investigation of Lifted, the Board believes that this projection is reasonable, for the following reasons: (a) Lifted expects to manufacture a growing list of cannabinoid-infused products (e.g. lubes, lotions, tinctures, and dog treats) for a growing list of private label clients during 2020; (b) Lifted is rolling out a new high-end flower and pre-roll brand called URB starting during the first quarter of 2020; and (c) Lifted is exploring rolling out various CBD-infused edibles, such as products that include fruit purees, chocolate and/or honey, starting during the first quarter of 2020. The Board further believes that Lifted's 2020 EBITDA could substantially exceed $4,000,000, depending upon the outcome of Lifted's pending litigation against Merkabah Labs, LLC, Merkabah Technologies, LLC, Ryan Puddy and Ralph L. Taylor III, and how that litigation impacts Lifted's water soluble CBD supply business;

(4) Lifted is in discussions with several companies regarding potential transactions with Lifted in regard to a number of additional cannabinoid industry products and services, which Lifted believes may have significant profit potential for Lifted; and

(5) The Board is aware of the facts underpinning the lawsuit filed by Mile High Labs during August 2019 against Lifted in connection with an alleged failure of Lifted to pay for certain CBD isolate allegedly sold by Mile High Labs to Lifted. The Board is also aware of the facts underpinning the lawsuit filed by Lifted during January 2020 against Merkabah Labs, LLC, Merkabah Technologies, LLC, Ryan Puddy and Ralph

L. Taylor III in connection with alleged breach of contract and intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information by Merkabah Labs LLC and Ralph L. Taylor III. Neither of these lawsuits has shaken the Board's confidence in Lifted's management and Lifted's business and future prospects, nor the Board's belief that an acquisition of Lifted is in the best interest of the Company.

Negotiations and Material Contacts between the Parties Concerning the Merger

Warrender Enterprise Inc. d/b/a Lifted Liquids ("Lifted")

In the second quarter of 2019, our relationship and interactions with Erik Lundgren resulted in Mr. Lundgren introducing us to Nicholas S. Warrender, founder and CEO of Lifted.  We entered into extensive discussions with Nicholas S. Warrender regarding the potential for a transaction in which Lifted could "go public" by merging with a newly-formed, wholly-owned subsidiary of the Company, and in which Nicholas S. Warrender could join with our CEO GJacobs, our President and CFO WJacobs, and Erik Lundgren to use the Company as an acquisition vehicle that would plan to acquire other CBD-infused product manufacturers throughout the U.S.

In these discussions, Nicholas S. Warrender, GJacobs, WJacobs and Erik Lundgren agreed that the Company should be managed in a highly decentralized fashion so that entrepreneurs in the CBD industry would be attracted to join the Company, and that they should enter into a stockholders agreement pursuant to which they would vote unanimously on major Company decisions such as elections of directors, acquisitions, divestitures, distributions of company-wide management bonus pools, and so forth.

On May 23, 2019, we, along with GJacobs, WJacobs and Erik Lundgren, entered into a Letter of Intent with Lifted and its owner Nicholas S. Warrender to, subject to a number of conditions, acquire 100% of the ownership of Lifted including its affiliated vape shops. The Letter of Intent contemplated the following consideration to be paid by us in the proposed purchase of Lifted: (a) cash in the amount of $7,500,000; and (b) equity in the amount of 4,545,455 shares of our common stock.

When this Letter of Intent was signed, most of our cash on hand was earmarked for use in our planned acquisition of CBD Lion LLC. We did not have the $7,500,000 needed for the cash portion of the Lifted merger consideration. Consequently, the Letter of Intent to acquire Lifted contained a financing contingency of a capital raise of at least $9,000,000. We expected that this $9,000,000 would be raised through the sale of newly issued shares of common or preferred stock of the Company.

During the Summer and Fall of 2019, with the assistance of our investment banker we attempted to raise this $9,000,000, but were unable to attract sufficient interest from accredited investors to do so.

On November 8, 2019, CBD Lion LLC disclosed to us its alarming financial results for the months of September and October 2019, including a loss during October 2019. On November 12, 2019, our Board met and voted to terminate our Letter of Intent with CBD Lion LLC, citing several issues including CBD Lion LLC's alarming financing results for the months of September and October 2019, including a loss during October 2019, the failure of CBD Lion LLC's audit to be delivered by August 31, 2019 as required by the merger agreement between us and CBD Lion LLC, and the Board's refusal to accept the audit in light of liabilities potentially resulting from CBD Lion LLC's vape business. On November 14, 2019, an attorney representing Acquired Sales emailed and mailed a merger termination letter to Erik Lundgren, CEO of CBD Lion LLC.

On December 7, 2019, Nicholas S. Warrender first learned about the facts underpinning the lawsuit filed by Lifted during January 2020 against Merkabah Labs, LLC, Merkabah Technologies, LLC, Ryan Puddy and Ralph L. Taylor III in connection with alleged breach of contract and intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information by the defendants.

On December 9, 2019, GJacobs and WJacobs met with Nicholas S. Warrender and he told us about the activities of Merkabah Labs, LLC, its owner Ryan Puddy and Ralph L. Taylor III (Nicholas S. Warrender was not yet aware of the existence of newly-formed Merkabah Technologies, LLC). Nicholas S. Warrender and we agreed that the activities of Merkabah Labs, LLC and Ralph L. Taylor III could have a material adverse impact upon Lifted, and also could have a material adverse impact upon our efforts to raise $9,000,000 of capital to fund the Merger.

During this meeting, the Jacobs suggested to Nicholas S. Warrender that we should consider restructuring the terms of the Lifted merger contemplated by our Letter of Intent, in order to allow the Lifted merger to proceed forward even if no new capital were raised by us. The Jacobs observed that, due to the termination of the Letter of Intent with CBD Lion LLC on November 14, 2019, we could afford to proceed forward with the Lifted merger even if no new capital were raised by us, if the cash portion of the Lifted merger consideration were reduced from $7,500,000 down to $3,750,000. Nicholas S. Warrender said that he would consider the suggestion, and discuss it with his lawyer and advisors. Considerable discussions and negotiations ensued over the next few weeks. Eventually, Nicholas S. Warrender decided to accept the Jacobs' suggestion.

On January 7, 2020, we, along with GJacobs and WJacobs, entered into an Agreement and Plan of Merger ("Merger Agreement") with Warrender Enterprise Inc. d/b/a Lifted Liquids and Nicholas S. Warrender, whereby, subject to a number of conditions, we will acquire 100% of the ownership of Lifted for:

(a) Three million seven hundred fifty thousand dollars ($3,750,000) in cash to be paid to Nicholas S. Warrender, which is half of the merger cash consideration of $7,500,000 contemplated by the Letter of Intent; plus

(b) A note, payable jointly by the Company and Lifted to Nicholas S. Warrender, in the principal amount of $3,750,000, which note will be secured by all of the assets of the Company and Lifted, and by a pledge of all of the common stock of Lifted, Ablis Holding Company, Bendistillery Inc., and Bend Spirits, Inc. that are owned by the Company. This note will bear interest at the rate of 2% annually, and will have a term of five years, subject to mandatory partial prepayment using 50% of all capital raised by the Company other than capital raised in connection with two potential acquisitions in Wisconsin, and subject to mandatory full prepayment if and when Lifted achieves an aggregate post-closing EBITDA of $7,500,000; plus

(c) 3,900,455 shares of unregistered common stock of Acquired Sales to be issued and delivered to Nicholas S. Warrender (the "Stock Consideration"); plus

(d) 645,000 shares of unregistered common stock of Acquired Sales that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by him to Acquired Sales at the closing of the Merger (the "Deferred Contingent Stock"). The purpose of the Deferred Contingent Stock is to incentivize everyone whom Nicholas S. Warrender considers necessary to allow Lifted and Acquired Sales to succeed going forward. Nicholas S. Warrender will have complete discretion to decide whom receives shares of Deferred Contingent Stock. Nicholas S. Warrender has told us that he is contemplating designating as recipients of shares of the Deferred Contingent Stock: current and future employees of Lifted; relatives of Nicholas S. Warrender who have assisted him on Lifted matters; WJacobs; and potentially other persons. The vesting of certain shares of the Deferred Contingent Stock will be subject to certain terms and conditions, and if any of such terms and conditions are not met then any unvested Deferred Contingent Stock will be issued and delivered to Nicholas S. Warrender as additional Merger consideration; plus

(e) warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by him to Acquired Sales at the closing of the Merger (the "Warrants"). The purpose of the Warrants is to incentivize everyone whom Nicholas S. Warrender considers necessary to allow Lifted and Acquired Sales to succeed going forward. Nicholas S. Warrender will have complete discretion to decide whom receives the Warrants. Nicholas S. Warrender has told us that he is contemplating designating as recipients of the Warrants: current and future employees of

Lifted; relatives and advisors of Nicholas S. Warrender who have assisted him on Lifted matters; WJacobs; all current and future directors of Acquired Sales including Nicholas S. Warrender; and potentially other persons. The vesting of certain of the Warrants will be subject to certain terms and conditions, and if any of such terms and conditions are not met then any unvested Warrants will be terminated.

The Merger Agreement obligates us to use good faith efforts to pursue two potential opportunities in the cannabinoid industry:

(a) Nicholas S. Warrender's father, Robert Warrender II, has introduced us to a potential business opportunity to process CBD from hemp using a system that is currently undergoing proof of concept operational testing and that incorporates particular filtration and pump equipment and technology identified by Robert Warrender II. Robert Warrender II believes that this advanced hemp processing system has the potential to allow significantly higher throughput, and lower per unit costs of production. We have agreed to analyze the results of the proof of concept's construction, operating costs, and operating results. If such analysis is favorable and is approved by our Board in its discretion, then we will use good faith efforts to attempt to proceed forward, in a joint venture or other arrangement involving Robert Warrender II, with a project(s) consisting of one or more of such hemp processing systems, subject to various conditions including a capital raise associated therewith, and any equity compensation received by Robert Warrender II from the financing, construction, operation, leasing and/or sale of such project(s) shall be structured in the form of shares of common stock of Acquired Sales valued at the then-current trading price per share of common stock of Acquired Sales but in no event at higher than $5.00 per share of common stock of Acquired Sales; and

(b) Nicholas S. Warrender has introduced us to two companies in Wisconsin that are potential acquisition candidates. One company plans to manufacture and sell products incorporating a unique cannabinoid delivery system, and the other company plans to test and remediate hemp and hemp oils. Acquired Sales has agreed and covenanted to use good faith efforts to attempt to proceed forward to close acquisitions of these two Wisconsin companies on the following terms and conditions, among others: (1) a capital raise must be completed, on terms acceptable to us and Nicholas S. Warrender, in an amount sufficient to fund a pre-closing loan to the two Wisconsin companies and the cash portion of the acquisition consideration; (2) a pre-closing loan may be made by us to the two Wisconsin companies, on terms and conditions mutually acceptable to us, to Nicholas S. Warrender, and to the owners of the two Wisconsin companies; (3) our due diligence investigation of the two Wisconsin companies must be acceptable to us and to Nicholas S. Warrender; (4) the audits of the two Wisconsin companies must be acceptable to us and to Nicholas S. Warrender; (5) the definitive acquisition documentation must be mutually acceptable to us, to Nicholas S. Warrender, and to the owners of the two Wisconsin companies; (6) all necessary third party approvals must be obtained, including approvals by our Board and by a majority of our shareholders; (7) all necessary securities filings must be made; and (8) the merger consideration paid by us to acquire the two Wisconsin companies shall be $2,000,000 in cash, plus 1,000,000 shares of unregistered common stock of Acquired Sales, plus so-called "earnout" consideration of up to an additional $2,000,000 in cash and up to an additional 3,000,000 shares of unregistered common stock of Acquired Sales contingent upon the two Wisconsin companies having achieved, during an "earnout" period of 24-30 months following the closing, an annualized EBITDA run rate of $4,000,000 or more.

At the present time, our management considers the consummation of the Lifted Liquids Merger to be probable of occurring.

Conflicts of Interest – Merger Agreement

The Lifted merger involves the following conflicts of interest:

(1) The Company’s CEO GJacobs, and the Company’s President and CFO WJacobs, have a compensation agreement signed in June 2019 that triggers employment agreements and bonuses for each of them if the Lifted merger closes.

(2) GJacobs and WJacobs will be entering into a stockholders agreement with Nicholas S. Warrender when the Lifted merger closes which will significantly increase GJacobs’ and WJacobs’ control over Acquired Sales.

(3) The Lifted merger consideration includes Deferred Contingent Stock that Nicholas S. Warrender is authorized to allocate in his sole discretion. Mr. Warrender has told GJacobs and WJacobs that Mr. Warrender's current plans are to allocate some shares of the Deferred Contingent Stock to Mr. Warrender's relatives and to WJacobs. However, there is no written agreement in place memorializing these statements or binding  Mr. Warrender.

(4) The Lifted merger consideration includes Warrants to purchase 1,820,000 shares of unregistered Acquired Sales common stock exercisable at $5.00 per share. Nicholas S. Warrender is authorized to allocate those Warrants in his sole discretion. Mr. Warrender has told GJacobs and WJacobs that Mr. Warrender’s current plans are to allocate some of these Warrants to Mr. Warrender, to Mr. Warrender's relatives, to WJacobs, and to all of the current directors of Acquired Sales including GJacobs. However, there is no written agreement in place memorializing these statements or binding Mr. Warrender.

(5) The Lifted merger agreement obligates Acquired Sales to evaluate and, if warranted in the opinion of Acquired Sales' Board, to pursue deal(s) involving the advanced hemp processing system that has been conceptualized by Nicholas S. Warrender 's father, Robert Warrender II, and if those deal(s) are closed, to compensate Robert Warrender II therefor, and to value any common stock of Acquired Sales included in that compensation at the then-current trading price per share of common stock of the Company but in no event at higher than $5.00 per share.

Contact Information

ACQUIRED SALES CORP.

Attention: Gerard M. Jacobs

31 N. Suffolk Lane

Lake Forest, Illinois 60045

Email: gerardmjacobs@acquiredsalescorp.com

WARRENDER ENTERPRISE INC. D/B/A LIFTED LIQUIDS

Attention: Nicholas S. Warrender

43360 N US Highway 41

Zion, IL 60099

Email: nick@liftedliquids.com

The Lifted Liquids Business

Warrender Enterprise Inc. d/b/a Lifted Liquids (hereinafter sometimes referred to as “Lifted,” “Lifted Liquids” or the “Company”) was incorporated in the state of Wisconsin on September 19, 2014. Lifted was created with a passion to build a culture-based organization focused upon quality products and a healthier lifestyle. Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from: CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Lifted’s focus is manufacturing effective, quality products in a clean room. Lifted sources full spectrum CBD from several suppliers, which are then incorporated into proprietary formulations in house. Lifted’s current list of products include: tinctures, bath bombs, oral sprays, lube, gummies, and lotions, and vape pens. Lifted also sells CBD and CBG isolate, full spectrum and broad spectrum water soluble and distillate. The ingredients that go into Lifted’s products are third-party lab tested, something that Lifted believes most of its competitors do not do.

The executives of Lifted have backgrounds in the vaping industry, graphic design, marketing, and supply chain management, skills that have helped Lifted Liquids distinguish itself from the competition. Historically, the Lifted team has frequently attended trade shows throughout the USA to promote Lifted’s products and brand, and in support of Lifted’s private label clients. Lifted sometimes evaluates new products by introducing them to potential customers at certain vape shops in Wisconsin and Illinois which are partly owned by Nicholas S. Warrender.

Lifted currently has six full time and six part time employees who are engaged in product formulation, design and branding, website development, private label client management, sales, supply chain management, new business development, warehouse management and order fulfillment, operations management, accounting, new product development, trade shows and evaluation of potential acquisitions and joint ventures. One of Lifted’s part time employees is based in south Florida, and the rest of the Lifted team is based in Zion, Illinois.

Lifted’s corporate office, manufacturing facility and warehouse is located in Zion, Illinois, where Lifted has rented 3,300 square feet of space under a lease that terminates in June 2021. Lifted has plans to expand its operations in Zion as opportunities arise.

Lifted owns the following websites: www.eLiquidRetail.com, www.LiftedLiquids.com, www.LiftedMade.com and www.LiftedDose.com.

Source of Funds for the Lifted Liquids Transaction

The source of funds for the $3,750,000 cash component of the acquisition of Lifted Liquids is proceeds from previous sales of Acquired Sales Corp.’s Series A Preferred Stock and Series B Preferred Stock. We anticipate that the source of funds for the $3,750,000 Promissory Note component of the acquisition of Lifted Liquids will be proceeds from future sales of Acquired Sales Corp.’s securities, including Series B Preferred Stock. We may also source some of the funds from revenues. Funds to cover professional costs in connection with the transaction was cash on hand that was sourced from previous sales of Acquired Sales Corp.’s Series A Preferred Stock and Series B Preferred Stock.

Company Approval of the Lifted Liquids Transaction, Shareholder Rights and Accounting Treatment

The vote required for approval of this transaction is a majority of the board of directors of Acquired Sales Corp. voting in favor of the Lifted Liquids Transaction and majority stockholder approval by written consent.  There are no material differences in the rights of the Company’s shareholders as a result of the Lifted Liquids Transaction as the nature of the common stock shares will not change. However, there will be stockholder dilution.

The accounting treatment of the transaction is as a reverse merger with Lifted Liquids deemed the accounting acquirer and Acquired Sales Corp. deemed the accounting acquiree under the acquisition method of accounting. The reverse merger is deemed to be a recapitalization and the pro forma consolidated financial statements represent the continuation of the financial statements of Lifted Liquids, while the capital structure of AQSP remains intact. Assets acquired and liabilities assumed are reported at their historical amounts.

The federal income tax consequences of the transaction are as follows: The transaction is expected to be booked as a tax-free exchange of stock pursuant to Internal Revenue Code Section 368, resulting in no federal income tax consequences of the transaction.

Regulatory Approvals of the Lifted Liquids Transaction

There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Lifted Liquids Transaction, other than filings required under the Securities Act or the Exchange Act necessary to consummate the Merger.

Reports, Opinions and Appraisals Relating to the Lifted Liquids Transaction

No report, opinion or appraisal materially relating to the Lifted Liquids Transaction has been received from an outside party.

Past Contacts, Transactions or Negotiations.

In the past two years, we engaged in several negotiations that resulted in the Corporation owning a minority interest in CBD-infused beverage maker Ablis Holding Company (“Ablis HC” or “Ablis”), and of craft distillers Bendistillery Inc. d/b/a Crater Lake Spirits and Bend Spirits, Inc. We also entered into a letter of intent, and later a Merger Agreement, to acquire CBD Lion LLC. Finally, we entered into a letter of intent to acquire Warrender Enterprise Inc. d/b/a Lifted Liquids. These contacts, transactions, negotiations and agreements are further described below.

Ablis, Bendistillery Inc. d/b/a Crater Lake Spirits and Bend Spirits, Inc. (“Bendis Companies”)

In September 2018, Nicholas Keller introduced Gerard M. Jacobs (“GJacobs”), our CEO, to Steven Skinner who, in turn introduced GJacobs to Jim Bendis, majority owner and controlling party of the Bendis Companies. In connection with the introduction, Messrs. Keller and Skinner were granted warrants to purchase shares of the Corporation’s common stock at $1.00 per share. Over a period of months, the Corporation negotiated terms to take an interest in the Bendis Companies. On November 21, 2018, we announced that we signed a letter of intent to purchase up to 19.99% ownership interest in the Bendis Companies for an aggregate purchase price of $7,596,200.

On April 30, 2019, we, along with GJacobs and William C. Jacobs (“WJacobs”), our President and CFO, entered into a Stock Sale and Purchase Agreement with Ablis HC, Ablis, Inc., and James Bendis (“Bendis”) wherein we paid $399,200 for a post transaction 4.99% ownership of Ablis HC’s equity. The Stock Sale and Purchase Agreement requires that Ablis HC use a portion of the purchase proceeds to pay off at least $381,000 of its liabilities.

The Stock Sale and Purchase Agreement also sets out terms for an additional equity purchase of Ablis HC such that we may purchase up to an additional 15% of Ablis HC for $1,200,000 so that we would then own 19.99% of the ownership equity of Ablis HC.  However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, we do not have a contractual right to  purchase any more of the company than 4.99%.

On April 30, 2019, we, along with GJacobs and WJacobs, entered into a Stock Purchase Agreement with Bendistillery, Bend Spirits, Bendis Homes Pinehurst, LLC, an Oregon limited liability company (“Landowner”), James Bendis, and Alan T. Dietrich (“Dietrich”) wherein we paid $1,347,300 for a post transaction 4.99% ownership of Bendistillery’s equity and $149,700 for a post transaction 4.99% ownership of Bend Spirits’ equity. Bendistillery and Bend Spirits are in the business of manufacturing and sale of alcoholic beverages, CBD-infused beverages, and CBD-infused products. The Stock Purchase Agreement requires that Bendistillery and Bend Spirits use a portion of the purchase proceeds to pay off at least $835,000 of their collective liabilities.

The Stock Purchase Agreement also sets out terms for an additional equity purchase of Bendistillery such that the Company may purchase up to an additional 15% of Bendistillery for $4,050,000 so that the Company would then own 19.99% of the ownership equity of Bendistillery. Per the terms of the Agreement, the Company may also purchase up to an additional 15% of Bend Spirits for $450,000 such that the Company would then own 19.99% of the ownership equity of Bend Spirits. However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, we do not have a contractual right to purchase any more of the company than 4.99%.

Termination of Merger with CBD Lion LLC

In December 2018, Mr. Skinner also introduced us to Erik Lundgren, CEO of Lion. GJacobs and WJacobs discussed the possibility of a merger with Mr. Lundgren over the ensuing months. On May 8, 2019, we entered into a Letter of Intent with Lion and its owners to, subject to a number of conditions, acquire 100%

of the ownership of Lion for consideration of $2,000,000 in cash, plus 5,000,000 shares of our unregistered common stock. On August 8, 2019, as we drew closer to a transaction with Lion, we made an unsecured $300,000 loan to Lion via a promissory note.

On August 15, 2019, we, along with GJacobs and WJacobs, entered into an Agreement and Plan of Merger (“Merger Agreement”) with CBD Lion LLC (“Lion”) and its owners Erik Lundgren, Katie Nauert, Andrew Stepniak, Gary Lundgren, and Gayle Lundgren (the “Lion Owners”) to, subject to a number of conditions, acquire 100% of the ownership of Lion pursuant to the Merger Agreement wherein we agreed to pay $2,000,000 in cash, plus 5,000,000 shares of our unregistered common stock.

Our decision to enter into the Merger Agreement was based, in significant part, upon Lion's ability during the Summer of 2019 to remain profitable despite the fact that a significant portion of Lion's branding, distribution and sales were associated with vape shops. However, on November 8, 2019, CBD Lion LLC disclosed to us its alarming financial results for the months of September and October 2019, including a loss during October 2019.

On November 12, 2019, our Board met and voted to terminate our Letter of Intent with CBD Lion LLC, citing several issues including CBD Lion LLC's alarming financing results for the months of September and October 2019, including a loss during October 2019, the failure of CBD Lion LLC's audit to be delivered by August 31, 2019 as required by the merger agreement between us and CBD Lion LLC, and the Board's refusal to accept the audit in light of liabilities potentially resulting from CBD Lion LLC's vape business.

On November 14, 2019, we terminated the Merger Agreement. The termination letter was filed with the SEC in a Form 8-K dated November 15, 2019.

Description of Business of Acquired Sales Corp.

Business Overview

For the past many years, our stated objective has been to acquire all or a portion of one or more operating businesses. In the past year, we have been exploring potential acquisitions of all or a portion of one or more operating businesses involving the manufacture and sale of cannabidiol (CBD)-infused products such as beverages, muscle/joint rubs, oils, crystals, tinctures, bath bombs, isolate, relief balms, elixirs, body washes, med sticks, lotions, vape pens and cartridges, shatter, and gummies (a “CBD-Infused Products Company”). In order to consummate a particular acquisition of a CBD-Infused Products Company, management of the Company is open-minded to the concept of also acquiring all or a portion of one or more operating businesses and/or assets that are related to such CBD-Infused Products Company, for example operating businesses and/or assets involving distilled spirits, beer, wine, hemp, paraphernalia, cannabis, tetrahydrocannabinol (THC)-infused products, and real estate. We have entered into agreements with a number of operating business to acquire some or all of the businesses.

Stock Sale and Purchase Agreement - Ablis Holding Company

On April 30, 2019, we entered into a Stock Sale and Purchase Agreement with Ablis Holding Company, an Oregon corporation (“Ablis HC”), Ablis, Inc., an Oregon corporation (“Ablis”), and James A. Bendis (“Bendis”) wherein the Company paid $399,200 for a post transaction 4.99% ownership of Ablis HC’s equity. Ablis HC is in the business of manufacturing and sale of CBD-infused beverages, and CBD-infused products. The Stock Sale and Purchase Agreement requires that Ablis HC use a portion of the purchase proceeds to pay off at least $381,000 of its liabilities.

The Stock Sale and Purchase Agreement also sets out terms for an additional equity purchase of Ablis HC such that the Company may purchase up to an additional 15% of Ablis HC for $1,200,000 so that the Company would then own 19.99% of the ownership equity of Ablis HC. However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, we do not have a contractual right to purchase any more of the company than 4.99%.

The terms of the Stock Sale and Purchase Agreement entitle Gerard M. Jacobs to be a member of the board of directors of Ablis HC and entitles William C. Jacobs to be provided with access to financial information and grants William C. Jacobs financial oversight functions over Ablis HC. It further allows William C. Jacobs the right to provide consulting/advisory services. William C. Jacobs’ reasonable expenses will be covered by Ablis HC. The Stock Sale and Purchase Agreement also requires that Gerard M. Jacobs and William C. Jacobs be introduced to the owners of Ablis’ CBD isolate suppliers, and any other companies in the hemp, CBD and cannabis industries with whom Ablis HC and/or Bendis have relationships, and whom may potentially be interested in entering into a stock sale or merger with the Company.

The Stock Sale and Purchase Agreement requires that Ablis HC evaluate and seriously consider a sale of Ablis HC or taking Ablis HC public within 60 months from April 30, 2019 and that it use commercially reasonable best efforts, to close a mutually acceptable alternative exit opportunity for the Company within 72 months from April 30, 2019.

Stock Purchase Agreement Bendistillery Inc. and Bend Spirits

On April 30, 2019, the Company, Gerard M. Jacobs, and William C. Jacobs entered into a Stock Purchase Agreement with Bendistillery Inc., an Oregon corporation (“Bendistillery”), Bend Spirits, Inc., an Oregon corporation (“Bend Spirits”), Bendis Homes Pinehurst, LLC, an Oregon limited liability company (“Landowner”), Bendis, and Alan T. Dietrich (“Dietrich”) wherein the Company paid $1,347,300 for a post transaction 4.99% ownership of Bendistillery’s equity and $149,700 for a post transaction 4.99% ownership of Bend Spirits’ equity. Bendistillery and Bend Spirits are in the business of manufacturing and sale of alcoholic beverages, CBD-infused beverages, and CBD-infused products. The Stock Purchase Agreement requires that Bendistillery and Bend Spirits use a portion of the purchase proceeds to pay off at least $835,000 of their collective liabilities.

The Stock Purchase Agreement also sets out terms for an additional equity purchase of Bendistillery such that the Company may purchase up to an additional 15% of Bendistillery for $4,050,000 so that the Company would then own 19.99% of the ownership equity of Bendistillery. Per the terms of the Agreement, the Company may also purchase up to an additional 15% of Bend Spirits for $450,000 such that the Company would then own 19.99% of the ownership equity of Bend Spirits. However, the option to purchase the additional equity in the company expired on July 31, 2019. As a result, we do not have a contractual right to purchase any more of the company than 4.99%. In addition, any purchase of by the Company of more than 4.99% of Bendistillery or Bend Spirits would require approval by the Oregon Liquor Control Commission.

Landowner (as landlord) and Bendistillery (as tenant) have entered into a long-term recorded lease (the “Lease”) of the 23 acres in Tumalo outside Bend, Oregon, where Bendistillery and Bend Spirits conduct their businesses (the “Real Estate”) The initial term of the Lease is 20 years at a rent of $17,500 per month; Tenant has  the right, in its sole discretion, to exercise a series of options to extend the term of the Lease up to a maximum of 99 years; and Tenant has a 60-day right of first refusal if Landowner ever decides to sell all or any portion of the Real Estate. Bendis is the owner of Landowner.

The terms of the Stock Purchase Agreement entitle Gerard M. Jacobs to be a member of the board of directors of Bendistillery and Bend Spirits and entitles William C. Jacobs to be provided with access to financial information. The Stock Purchase Agreement also grants William C. Jacobs financial oversight functions over Bendistillery and Bend Spirits and allows William C. Jacobs the right to provide consulting/advisory services. William C. Jacobs’ reasonable expenses will be covered by Bendistillery and Bend Spirits as well as an advisory fee of not less than $5,000 per quarter. The Stock Purchase Agreement also requires that Gerard M. Jacobs and William C. Jacobs be introduced to the owners of Deschutes Brewery, Silver Moon Brewing, LBD Beverage, and any other companies in the distilled spirits, beer, wine, hemp, CBD and cannabis industries with whom Bendistillery, Bend Spirits, Bendis and/or Dietrich have relationships, and whom may potentially be interested in entering into a stock sale or merger with the Company.

The Stock Purchase Agreement requires that Bendistillery and Bend Spirits evaluate and seriously consider a sale of Bendistillery and Bend Spirits or taking them public within 60 months from April 30, 2019 and that they use commercially reasonable best efforts, to close a mutually acceptable alternative exit opportunity for the Company within 72 months from April 30, 2019.

Merger Agreement – CBD Lion LLC

On August 15, 2019, we, along with Gerard M. Jacobs, our CEO, and William C. Jacobs, our President and CFO, entered into an Agreement and Plan of Merger with Lion and its owners to, subject to a number of conditions, acquire 100% of the ownership of Lion in a merger. The consideration to be paid by us in the proposed purchase of Lion was (i) cash in the amount of $2,000,000; (ii) equity in the amount of 5,000,000 shares of our common stock; and, (iii) debt payments totaling $462,430 of Lion’s debts owed to its current affiliates.

On August 8, 2019, we made a $300,000 loan to Lion to be used by Lion exclusively for growth capital.

On November 14, 2019, we terminated the Agreement and Plan of Merger with Lion.

Merger Agreement – Warrender Enterprise Inc. d/b/a Lifted Liquids

On May 23, 2019, the Company entered into a Letter of Intent with Warrender Enterprise Inc. d/b/a Lifted Liquids (“Lifted”), and its owner Nicholas S. Warrender to, subject to a number of conditions, acquire 100% of the ownership of Lifted. The consideration to be paid by the Company in the proposed purchase of Lifted is (i) cash in the amount of $7,500,000; and (ii) equity in the amount of 4,545,455 shares of the Company’s common stock (“Stock Consideration”).

On January 7, 2020 we, along with GJacobs and WJacobs, entered into an Agreement and Plan of Merger ("Merger Agreement")  with Warrender Enterprise Inc. d/b/a Lifted Liquids and Nicholas S. Warrender, whereby, subject to a number of conditions, we will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of Acquired Sales (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of Acquired Sales that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to Acquired Sales at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of Acquired Sales at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

In the event that the acquisition of Lifted occurs, Warrender shall, subject to certain conditions, enjoy so-called “piggyback registration rights” in regard to the Stock Consideration, and provided further that Warrender shall enjoy so-called "demand registration rights" in regard to the Stock Consideration if no piggyback registration statement is filed with the SEC within 120 days following the closing of the proposed acquisition.

Closing of the acquisition of Lifted is subject to a number of conditions, including but not limited to execution of definitive acquisition documents, obtaining all necessary third-party approvals, the completion of all necessary securities filings, informational notice to stockholders, at least a 20 day waiting period after stockholder notice, government consents, execution of an employment agreement with Nicholas S. Warrender, execution of a shareholders agreement among GJacobs, WJacobs and Nicholas S. Warrender, and execution of a registration rights agreement.

Prior to the closing of the proposed acquisition, but only if the Company is requested by Lifted in writing to do so, the Company will make a $300,000 loan to Lifted to be used by Lifted exclusively for growth capital.

The Merger Agreement is subject to termination if the proposed acquisition has not closed by an outside date of March 31, 2020 (or such other date as mutually agreed by the parties).

The Letter of Intent contains customary provisions prohibiting Lifted from soliciting or encouraging any other acquisition proposal or entering into any negotiations or agreements for an alternative acquisition transaction prior to the termination of the Letter of Intent.

In the event that the proposed acquisition of Lifted is completed, the Merger Agreement requires that Merger Sub shall operate as a wholly-owned subsidiary of Acquired Sales under the Lifted brand, led by Nicholas S. Warrender as Merger Sub's CEO and also as Vice Chairman and Chief Operating Officer of Acquired Sales.

There are no assurances that the proposed acquisition of Lifted will be consummated. There are many conditions to closing, many of which are outside of the parties’ control and we cannot predict whether these conditions will be satisfied. There are no assurances when or if a closing of the Merger will occur.

Post-Merger Business

Upon the completion of the Merger, our available capital will be limited. We have escrowed $213,450 which is earmarked for the payment of 3% annual dividends on our Series A and Series B convertible preferred stock during 2020. Our remaining funds are expected to be sufficient to allow us to pay the post-closing salaries of our CEO and President/CEO during 2020, the fees and expenses of our securities lawyer and auditors during 2020, and certain other operational expenses.

Nevertheless, we still intend to continue post-closing our strategy of acquiring cannabinoid-infused products companies.  In order to continue our acquisition strategy, we will need to raise a significant amount of additional capital to pay the cash portion of the consideration paid in our acquisitions, and to inject growth capital into the acquired companies. We anticipate that additional capital will need to be raised in some combination of the following:

(1) Private placements of shares of our Series B Convertible Preferred Stock convertible at $5 per share;

(2) Private placements of shares of newly declared series of convertible preferred stock convertible at to-be-negotiated price(s) per share, which may be significantly less than the current trading price per share of our common stock, depending upon the financial performance of Lifted, market conditions, and cannabinoid industry conditions;

(3) Private placements of newly issued shares of our common stock, at to-be-negotiated price(s) per share, which may be significantly less than the current trading price per share of our common stock, depending upon the financial performance of Lifted, market conditions, and cannabinoid industry conditions;

(4) Borrowings from banks or other third parties, which may not be available, or which may be expensive if available at all;

(5) Structuring potential acquisitions either as all stock deals, or as a combination of stock plus notes;

(6) Using cash flow generated by Lifted's business to pay the cash portion of merger consideration; and/or

(7) Merging into Acquired Sales an entity or entities that have cash on hand or cash flow that would allow other acquisitions to be completed.

Future Acquisitions

An Investment Committee appointed by our Board of Directors, currently consisting of our CEO Gerard M. Jacobs, director Thomas W. Hines, CPA CFA, and our President and CFO William C. Jacobs, CPA, will review material furnished to it and will ultimately decide if a transaction is in our best interests and the interests of our shareholders. We intend to source acquisition opportunities through our Chief Executive Officer and directors and their contacts, and in some cases through finders. These contacts include the shareholders of Ablis and Lifted, professional advisors such as attorneys and accountants, securities broker dealers, investment funds, other members of the financial community, CBD industry executives, and others who may present solicited and unsolicited proposals. Management believes that business opportunities may become available to us due to a number of factors, including, among others: (1) Our ownership of shares in one or more CBD-Infused Products Companies; (2) management’s historical experience building large public companies; (3) management’s contacts and acquaintances; and (4) our flexibility with respect to the manner in which we may be able to structure, finance, merge with or acquire any business opportunity.

The analysis of new business opportunities will be undertaken by or under the supervision of an Investment Committee appointed by our Board of Directors. Inasmuch as we will have limited funds available to search for business opportunities, we will not be able to expend significant funds on a complete and exhaustive investigation of such business or opportunity. We will, however, investigate, to the extent believed reasonable by such Investment Committee, such potential business opportunities by conducting a so-called “due diligence investigation”.

In a due diligence investigation, we intend to obtain and review materials regarding the business opportunity. Typically, such materials will include information regarding a target business’ products, services, contracts, management, ownership, and financial information. In addition, we intend to cause our Investment Committee to meet personally with management and key personnel of target businesses, ask questions regarding the target businesses’ prospects, tour facilities, and conduct other reasonable investigation of the target businesses to the extent of our limited financial resources and management and technical expertise.

There is no guarantee that we can obtain or maintain the funding needed for our operations, including the funds necessary to search for and investigate acquisition candidates, and to close an acquisition including paying the substantial costs of legal, accounting and other relevant professional services.

As of January 13, 2020, we have cash on hand of $4,368,245. In prior years, our payables have been greater than our cash on hand. We have inconsistent income generating ability and are therefore reliant on raising money from loans or stock sales.

Properties

Acquired Sales Corp. is currently provided rent-free office space by our Chief Executive Officer, Gerard M. Jacobs, at 31 N. Suffolk Lane, Lake Forest, Illinois 60045. Acquired Sales Corp. pays the phone, facsimile, internet, travel and other business expenses of our Chief Executive Officer Gerard M. Jacobs and of our President and Chief Financial Officer, William C. Jacobs, CPA, who is the son of Gerard M. Jacobs.

Employees

Our Chief Executive Officer, Gerard M. Jacobs, runs our operations on a part-time basis and is compensated with equity; see the section entitled “Executive Compensation”. Mr. Gerard M. Jacobs has not historically received cash compensation, but as of June 2019 began receiving a consulting fee of $7,500 per month and is expected to receive cash salary and bonuses in the future, pursuant to a compensation agreement entered into between the Company, Gerard M. Jacobs and William C. Jacobs in June 2019 (the “Compensation Agreement”). Our President and Chief Financial Officer, William C. Jacobs, CPA, who is the son of our Chief Executive Officer, Gerard M. Jacobs, handles our financial matters on a part-time basis and is currently compensated at the rate of $5,000 per month, but, like Gerard M. Jacobs, is expected to receive a larger cash salary and bonuses in the future pursuant to the Compensation Agreement. Both

Gerard M. Jacobs and William C. Jacobs are entitled to reimbursement for all of their business-related expenses. We currently have no full-time employees.

In the future, we plan to engage full-time employees, including Gerard M. Jacobs and William C. Jacobs under employment agreements, with full-time salaries, bonuses and benefits appropriate to the nature and scope of our future business operations. We expect to continue to use consultants, attorneys, accountants and independent contractors as necessary. Such consultants may include directors of Acquired Sales.

DESCRIPTION OF BUSINESS OF LIFTED LIQUIDS

Warrender Enterprise Inc. d/b/a Lifted Liquids (hereinafter sometimes referred to as “Lifted,” “Lifted Liquids” or the “Company”) was incorporated in the state of Wisconsin on September 19, 2014. Lifted was created with a passion to build a culture-based organization focused upon quality products and a healthier lifestyle. Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Lifted’s focus is manufacturing effective, quality products in a so-called “clean room”, which is a restricted operating environment intended to protect products from contamination. Lifted’s current list of products include: tinctures, bath bombs, oral sprays, gummies, and lotions, and vape pens. Lifted also sells CBD and CBG isolate, full spectrum and broad spectrum water soluble and distillate. The ingredients that go into Lifted’s products are third-party lab tested, something that Lifted believes most of its competitors do not do.

The executives of Lifted have backgrounds in the vaping industry, graphic design, marketing, and supply chain management, skills that have helped Lifted Liquids distinguish itself from the competition. Historically, the Lifted team has frequently attended trade shows throughout the USA to promote Lifted’s products and brand, and in support of Lifted’s private label clients.

The Market

The CBD market is rapidly changing and growing. CBD is an acronym for cannabidiol, a chemical compound from the hemp plant.  On December 20, 2018, President Donald J. Trump signed the Agricultural Improvement Act of 2018, which is more commonly known as the “2018 Farm Bill”. The 2018 Farm Bill legalizes hemp cultivation and declassifies hemp as a Schedule I controlled substance. The US Food and Drug Administration (“FDA”) has stated that although hemp is no longer an illegal substance under federal law, the FDA continues to regulate cannabis products under the Food, Drug, and Cosmetic Act (“FD&C Act”) and Section 351 of the Public Health Service Act.

Lifted Liquids believes that the entire CBD market in 2018 was approximately $620 million. According to Brightfield Group, a predictive analysis and market research company based in Illinois, CBD sales in 2019 had the potential to reach as high as $5 billion, based largely due to the 2018 Farm Bill passed at the end of 2018. CBD sales are typically made online, at natural food stores and at smoke and vape shops. Lifted Liquids believes that mass retailers such as Kroger, Walgreens and CVS will commence or increase CBD-related product offerings.

Products

Lifted produces its own lines of CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Marketing

Lifted markets itself by networking throughout the industry, through word of mouth, its website, and by attending trade shows.

Sources of Supply

Lifted sources raw goods such as CBD isolate, distillate and water-soluble CBD from independent suppliers. These raw materials are third-party lab tested.

Tinctures and electronic liquids (“E-Liquids”). Lifted, in its clean room, formulates the CBD isolate into its proprietary tinctures and E-Liquids, and also manufactures vape e-liquid.

Lotions, gummies, bath bombs and electronic-cigarettes. Lifted formulates its lotions and then has them manufactured by a third party in accordance with Lifted’s specifications. Lifted also produces its edible CBD infused gummy products, bath bombs and electronic-cigarettes through third party manufacturers.

Disposable vape pens and vape cartridges. Lifted acquires its disposable vape pens and cartridges from third party manufacturers and, in its clean room, adds Lifted’s proprietary vape solutions into the disposable vape pens and vape cartridges. Lifted believes that it would be able to find replacement manufacturers with minimal negative impact on its business. However, the vape pens and cartridges are sourced exclusively from China. There is a risk that tariffs imposed on products sourced from China could drastically increase our product costs. Price increases could have a detrimental impact on Lifted’s profit margins.

Distribution

Third Party Distributors. Lifted’s primary distribution is done through distributors based in the Chicagoland area. These distributors distribute Lifted’s products to vape shops, physical therapy clinics, convenience stores, and natural food stores. Lifted believes but cannot guarantee that in the event that it lost its relationship with one or more of its current distributors that other replacement distributors could be found without significant disruption to Lifted’s business.

Online Sales. Lifted sells its products through www.eLiquidRetail.com, www.LiftedLiquids.com, www.LiftedMade.com and www.LiftedDose.com.

Government Regulation

Lifted is subject to a variety of laws in the United States and elsewhere. In the United States, despite cannabis having been legalized at the state level for medical use in many states and for adult recreational use in a number of states, cannabis, other than plants of the same genus that meet the definition of industrial hemp, continues to be categorized as a Schedule I controlled substance under the federal Controlled Substances Act (“CSA”), and subject to the Controlled Substances Import and Export Act (“CSIEA”). As of December 20, 2018, the 2018 Farm Bill, formally known as the Agriculture Improvement Act of 2018, has reclassified hemp for commercial use by removing it from its Schedule I Status under the CSA, and Lifted seeks to operate in compliance with the legislation.

CBD-Infused Products Companies are subject to regulation by federal government state and local governments. The health and safety impacts of CBDs have not yet been established via traditional scientific and/or clinical studies. The FDA appears to believe that CBDs can have significant adverse health impacts upon human beings, especially in regard to potential liver toxicity or liver damage. The regulation of hemp, hemp oil, CBDs, and CBD-infused products is evolving. Lifted may become subject to new rules, regulations, moratoriums, prohibitions, or other restrictions or impediments upon CBD-Infused Products Companies from U.S. federal agencies, such as the US Food and Drug Administration (the “FDA”), and/or state and local governments. In the Company’s view, the FDA appears to believe that CBDs are drugs, and that the sale of most CBD-infused products without FDA approval is illegal. In deference to the FDA’s position, various states and municipalities have similarly declared that the sale of certain CBD-infused products are illegal.

Hemp and CBD-infused products which exceed a THC concentration of 0.3% are illegal. Any failure to keep the THC concentration in hemp or CBD-infused products below 0.3% could subject us to action by regulatory authorities and/or to lawsuits by consumers, which could have a material adverse effect upon our Company's business and the trading price of our common stock.

In addition, the approval of medical and recreational marijuana by many states has created a situation in which it may be difficult or impossible for regulators and courts to determine whether the THC levels reflected in consumers’ blood tests are the result of CBD-infused products or THC-infused products. This may result in regulatory actions or lawsuits against the Company.

Also, certain hemp products may, over time, gradually increase their THC concentration, and this may ultimately cause such products to exceed the 0.3% THC concentration level, making such products illegal in certain jurisdictions. If this happens, we could be subject to regulatory action that could have a material adverse effect upon our Company.

Lifted is attempting to only conduct business related to manufacturing and commercializing cannabis products to the extent permitted in jurisdictions where it may operate. Lifted intends to ensure regulatory compliance in each jurisdiction in which it operates intends to operate.

Competition

Lifted faces intense competition in the CBD industry from both existing and emerging companies that offer similar products to Lifted. Some of Lifted Liquids’ current and potential competitors may have longer operating histories, greater financial, marketing and other resources and larger customer bases. Given the rapid changes affecting the CBD industry nationally and locally, Lifted may not be able to create and maintain a competitive advantage in the marketplace. Lifted’s success will depend on its ability to keep pace with any changes in local and national markets, especially in light of legal and regulatory changes. Lifted’s success will depend on its ability to respond to, among other things, changes in the economy, market conditions and competitive pressures. Any failure to anticipate or respond adequately to such changes could have a material adverse effect on Lifted’s financial condition, operating results, liquidity, cash flow and operational performance.

Vape Product Risks

Some of Lifted's inhalable products currently contain nicotine. However, according to the U.S. Surgeon General, besides nicotine, inhalable products in some cases can contain harmful and potentially harmful ingredients, including, ultrafine particles that can be inhaled deep into the lungs, flavorants such as diacetyl, a chemical linked to serious lung disease, volatile organic compounds, and heavy metals, such as nickel, tin, and lead. There is a risk that Lifted could be targeted by regulators or consumers with claims that its products are unsafe.

The market for CBD vapes and cartridges is currently subjected to prohibitions of certain products in certain jurisdictions in response to deaths and illnesses that have occurred and that are apparently associated with vaping. These various prohibitions and regulations may have a material adverse effect on Lifted's financial condition, operating results, liquidity, cash flow and operational performance.

Intellectual Property

Lifted Liquids is a registered trademark in the United States. The trademark covers body lotion, dietary and nutritional supplements in the form of tinctures and drops and edible form, gummies, electronic cigarettes, vape pens, cartridges sold filled with flavorings in liquid form, other than essential oils, for electronic cigarettes, vaping e-liquid in the nature of flavorings, other than essential oils, for use in electronic cigarettes; cannabidiol (CBD) concentrate and extracts for use in electronic cigarettes, smokeless vaporizer pipes, disposable electronic cigarettes, and electronic liquid containing nicotine.

Lifted also maintains proprietary formulations and other trade secrets. However, Lifted owns no registered patents and has no patent applications pending.

R&D expenditures

Lifted's research and development expenses consist primarily of compensation and related costs for personnel responsible for the research and development of new and existing products. Lifted spent less than $10,000 on research and development efforts over the past two years. Research and development costs are expensed as they are incurred.

Costs and effects of compliance with environmental laws

To Liquid's knowledge, Lifted does not currently use or generate any hazardous materials in its operations.

Description of Property

Neither Acquired Sales Corp. nor Lifted owns any physical properties.

Description of Legal Proceedings

Acquired Sales Corp. is not currently involved in any legal proceedings.

Litigation Involving Mile High Labs – In August 2019, Mile High Labs, Inc. sued Lifted in federal court in Colorado, alleging that Lifted reneged on an alleged purchase of $825,000 worth of CBD isolate. Lifted has challenged the jurisdiction of the Colorado court, arguing that Lifted does not conduct business in Colorado.  When appropriate, Lifted intends to deny the material allegations of the complaint.  However, no assurance or guarantee can be given regarding the disposition of this lawsuit. Any unfavorable result in the lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

Lifted’s Intent to sue a Former Representative of Lifted and Water Soluble Supplier – In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

Management's Discussion And Analysis Or Plan Of Operation of Acquired Sales Corp.

You should read the following discussion and analysis of our financial condition and plan of operations together with our financial statements and the related notes appearing elsewhere in this information statement. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. Our actual results may differ materially from those discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below, and those discussed in the section titled “Risk Factors” included elsewhere in this information statement.

Basis of Presentation

Our Company has a history of recurring losses, which has resulted in an accumulated deficit of $14,005,689 as of December 31, 2018. Additionally, our Company has no sources of revenue. These matters raise substantial doubt about our ability to continue as a going concern.

This MD&A section discusses our Company’s results of operations, liquidity and financial condition and certain factors that may affect our future results. You should read this MD&A in conjunction with our financial statements and accompanying notes included elsewhere in this information statement.

Overview

Acquired Sales Corp. (hereinafter sometimes referred to as “Acquired Sales”, the “Company”, “AQSP”, “Acquired”, the “Company”, “we”, “us”, “our”, etc.) was organized under the laws of the State of Nevada on January 2, 1986.

The Company wants to acquire all or a portion of one or more operating businesses.

Management of the Company currently is exclusively exploring potential acquisitions of all or a portion of one or more operating businesses involving the manufacture and sale of cannabidiol (CBD)-infused products such as beverages, muscle/joint rubs, oils, crystals, tinctures, bath bombs, isolate, relief balms, elixirs, body washes, med sticks, lotions, vape pens and cartridges, shatter, and gummies (a “CBD-Infused Products Company”).

In order to consummate a particular acquisition of a CBD-Infused Products Company, management of the Company is open-minded to the concept of also acquiring all or a portion of one or more operating businesses and/or assets that are related to such CBD-Infused Products Company, for example operating businesses and/or assets involving distilled spirits, beer, wine, hemp, paraphernalia, cannabis, tetrahydrocannabinol (THC)-infused products, and real estate.

Pending: Acquisition of 100% of Warrender Enterprise Inc d/b/a Lifted Liquids

On January 7, 2020, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Warrender Enterprise Inc. d/b/a Lifted Liquids, a Wisconsin corporation (“Lifted”) will merge (the "Merger") into Lifted Liquids, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company, with Merger Sub being the survivor of the Merger (the "Surviving Entity").

In the Merger, subject to a number of conditions, the Company will acquire 100% of the ownership of Lifted for three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus note consideration of $3,750,000, plus 3,900,455 shares of unregistered common stock of the Company (the "Stock Consideration"), plus 645,000 shares of unregistered common stock of the Company that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Company at the closing of the Merger (the "Deferred Contingent Stock"), plus warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Company at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger (the "Warrants").

Following the closing of the Merger, Nicholas S. Warrender will serve as the CEO of Merger Sub and will also serve as Vice Chairman and Chief Operating Officer of the Company.

Closed:  Purchase of 4.99% of CBD-Infused Beverage Maker Ablis, and of Craft Distillers Bendistillery and Bend Spirits

On April 30, 2019, the Company signed stock purchase agreements to purchase up to 19.99% of the common stock of CBD-infused beverage maker Ablis (formerly Ablis LLC) (www.AblisBev.com), and of craft distillers Bendistillery Inc. d/b/a Crater Lake Spirits (www.CraterLakeSpirits.com) and Bend Spirits, Inc. (www.Bendistillery.com), Bend, Oregon, for a total of $7,596,200 in cash.

Founded in 1996, Bendistillery is America's most award-winning craft distillery, with an outstanding reputation for producing Crater Lake Spirits brands including vodkas, gins, whiskeys, and white label brands offered through Bend Spirits.

Ablis participates in the exciting CBD-infused beverage industry. Ablis' all-natural, shelf-stable, GMO-free, non-alcoholic, lemon ginger, cranberry blood orange, and 0 calorie lemon water beverages target the mainstream health market and contain no THC. Ablis also manufactures and sells CBD-infused rubs, oils and crystals. Ablis' beverages are now being distributed in 11 states, online throughout the country, Puerto Rico and Guam.

Pursuant to such stock purchase agreements, on April 30, 2019, we closed on a purchase of 4.99% of the common stock of each of Ablis, Bendistillery and Bend Spirits for an aggregate purchase price of $1,896,200.

The management teams of Ablis, Bendistillery and Bend Spirits are continuing to lead their respective companies following the closing of our purchase of 4.99% of each of Ablis, Bendistillery and Bend Spirits. Gerard M. Jacobs, CEO of the Company, has joined the board of directors of each of the companies.

Acquisition Pipeline

The Company is engaged in discussions with several CBD-Infused Product Companies that are potential acquisition candidates. No assurances or guarantees can be given that any of such discussions will result in any acquisitions by the Company.

Liquidity and Capital Resources

The following table summarizes our Company’s current assets, current liabilities and working capital as of December 31, 2018 and December 31, 2017, as well as our Company’s cash flows for the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017
Current Assets	$ -	$ -
Current Liabilities	338,622	228,174
Working Capital	(338,622)	(228,174)

	For the Years Ended December 31,
	2018	2017
Net Cash Used in Operating Activities	$ (32,172)	$ (605)
Net Cash Provided by Financing Activities	32,172	0

We have sufficient capital to fund our planned acquisition of Lifted. The cash portion of the merger consideration for Lifted Liquids is $3,750,000.

However, we want to invest at least a total of $2,000,000 into Lifted as growth capital. We also want to have at least $10,000,000 available for future acquisitions and as additional working capital. So, the minimum amount of additional capital we will need to obtain to fund planned operations for the next twelve months is $12,000,000.

Comparison of the balance sheet at December 31, 2018 and December 31, 2017

Total current assets at December 31, 2018 of $0 are not adequate to fund current operations nor to fulfill corporate obligations or to fund growth and potential acquisitions. At December 31, 2017, we had total current assets of $0.

Current liabilities at December 31, 2018 of $338,622 primarily consisted of accounts payable to related parties of $193,000 and trade accounts payable of $113,450. Accounts payable to related parties consisted mainly of liabilities for independent contractor fees payable to William C. Jacobs, CPA, who now is the Company’s President and Chief Financial Officer and is the son of the Company’s Chief Executive Officer, Gerard M. Jacobs, and expense reimbursements to William C. Jacobs and Gerard M. Jacobs. Current liabilities at December 31, 2017 of $228,174 consisted of accounts payable to related parties of $121,748 and trade accounts payable of $106,426. Accounts payable to related parties consisted mainly of liabilities for independent contractor fees payable to William C. Jacobs, CPA, who now is the Company’s President and Chief Financial Officer and is the son of the Company’s Chief Executive Officer, Gerard M. Jacobs, and expense reimbursements to William C. Jacobs and Gerard M. Jacobs.

On June 21, 2016, a company affiliated with Gerard M. Jacobs, our Chief Executive Officer, made a non-interest-bearing loan of $4,000 to the Company, which is payable upon demand. The $4,000 note payable to the company affiliated with Gerard M. Jacobs was still outstanding at December 31, 2018.

The Company had an accumulated deficit of $14,005,689 and $13,785,068 as of December 31, 2018 and 2017, respectively.

Comparison of operations for the year ended December 31, 2018 to the year ended December 31, 2017

The Company did not generate revenue from continuing operations during the years ended December 31, 2018 and 2017.

Selling, general and administrative expenses primarily consist of independent contractor fees, travel expenses, phone, internet and hotspot expense, meals and entertainment, and other less material accounts. Selling, general and administrative expenses were $71,299 for the year ended December 31, 2018, compared to $65,021 for the year ended December 31, 2017, an increase of $6,278.

During the year ended December 31, 2018, the Company incurred a net loss of $220,621. During the year ended December 31, 2017, the Company incurred a net loss of $80,033.

Net cash used in operating activities was $32,172 for the year ended December 31, 2018, compared to $605 net cash used in operating activities for the year ended December 31, 2017. Net cash used in operating activities in 2018 and 2017 was primarily used for professional fees.

The Company had net cash provided by investing activities of $0 for the year ended December 31, 2018; similarly, the Company had net cash provided by investing activities of $0 for the year ended December 31, 2017.

Net cash provided by financing activities was $32,172 during the year ended December 31, 2018. Cash provided by financing activities was used to pay professional fees, and interest is accruing and payable to the lenders for this money that was lent to the Company. In comparison, there was no net cash provided by financing activities during the year ended December 31, 2017.

During the year ended December 31, 2018, cash decreased by $0, and the Company had $0 in unrestricted cash at December 31, 2018. In comparison, during the year ended December 31, 2017, cash decreased by $605, leaving the Company with $0 in unrestricted cash at December 31, 2017.

The Company is currently negotiating regarding certain potential investment opportunities, but there can be no assurance at this time that any investments will come to fruition and that the Company will have future operating income. The Company has a history of losses as evidenced by the accumulated deficit at December 31, 2018 of $14,005,689.

Business Plan for Combined Business, and Anticipated Cash Needs and Uses

Business Plan

Following the closing (the "Lifted Closing") of the planned merger (the "Merger") of Warrender Enterprise Inc. d/b/a Lifted Liquids ("Lifted") with and into Lifted Liquids, Inc., a newly formed wholly-owned subsidiary of the Company (the "Merger Sub"):

(1) Merger Sub will be the survivor of the Merger, and the current business of Lifted will be conducted by Merger Sub as a wholly-owned subsidiary of the Company. Nicholas S. Warrender, the CEO of Lifted, will serve as the CEO of the Merger Sub, and will be responsible for managing all aspects of the Merger Sub's operations, reporting to Gerard M. Jacobs, the CEO of the Company, and to the Board of Directors of the Company (the "Board"). The Company cannot provide any guarantees or assurances that Nicholas S. Warrender will be able to successfully manage the Merger Sub, nor that the Merger Sub will grow or be profitable following the Lifted Closing; and

(2) Together with Nicholas S. Warrender, who will also serve as Vice Chairman and Chief Operating Officer of the Company, Gerard M. Jacobs, the CEO of the Company, and William C. "Jake" Jacobs, the President and CFO of the Company, will continue to explore potential acquisitions for the Company following the Lifted Closing, including identifying potential acquisition candidates, performing due diligence investigations of potential acquisition candidates, negotiating the terms and conditions of potential acquisitions, and seeking to close potential acquisitions that have been approved by the Board. The Company cannot provide any guarantees or assurances that Gerard M. Jacobs and William C. "Jake" Jacobs will be able to successfully close any additional potential acquisitions following the Lifted Closing, nor that any additional potential acquisitions will grow or be profitable following their acquisition by the Company.

Risks and Uncertainties

Significant risks and uncertainties regarding the Company's business plan following the Lifted Closing include the following:

(1) The overhead of the Company following the Lifted Closing will be significant. The aggregate base salaries of three officers of the Company following the Lifted Closing will be $300,000 annually, and in addition, the Company will be obligated to provide health, dental and vision insurance to those officers and their families. The Company expects to pay at least $150,000 annually for the costs of being public, including costs for fees and expenses for securities counsel, accountants, auditor, EDGARization/XBRL and its transfer agent;

(2) The aggregate 3% annual dividends accruing on the Company's currently outstanding shares of Series A and B convertible preferred stock will be $211,950 annually;

(3) Lifted's products include vape pens and cartridges, some of which contain nicotine. The vape industry is currently undergoing intensive scrutiny due to deaths and illnesses associated with vaping. The Company cannot provide any guarantees or assurances that the Merger Sub's vape products will not be prohibited or extensively regulated by federal, state and/or local authorities, or will not become the subject of investigations or litigation;

(4) Lifted is involved in two significant disputes: (1) In August 2019, Mile High Labs, Inc. sued Lifted in federal court in Colorado, alleging that Lifted reneged on an alleged purchase of $825,000 worth of CBD isolate. Lifted has challenged the jurisdiction of the Colorado court, arguing that Lifted does not conduct business in Colorado.  When appropriate, Lifted intends to deny the material allegations of the complaint.  However, no assurance or guarantee can be given regarding the disposition of this lawsuit. Any unfavorable result in the lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock; and (2) In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock. These disputes will divert a substantial amount of the time and energy of Nicholas S. Warrender and potentially of other officers of the Company, and will require Merger Sub to expend significant amounts of money on legal fees and expenses; and

(5) Many additional Risk Factors as discussed in the Company's annual and quarterly reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission.

Anticipated Cash Needs and Uses

The Company needs to raise many millions of dollars of additional capital in order to allow the Company to inject growth capital into the Merger Sub, and to allow the Company to close and to provide cash infusions into additional acquisitions.

The most immediate needs are for the Company to raise at least $2,000,000 that is needed as growth capital for Lifted's business.

In addition, the Company is in discussions/negotiations with several other potential acquisition candidates, and the capital needed to close those acquisitions and to provide growth capital for those acquisitions' businesses could easily exceed an additional $10 million.

The Company cannot provide any guarantees or assurances that the Company will be successful in raising sufficient capital on acceptable terms, if at all, to allow the Company to grow Lifted's business and to close the additional acquisitions and to grow those acquisitions' businesses.

The Company is currently attempting to raise up to $25 million via a private placement of Series B convertible preferred stock, but only $500,000 has been raised so far in this private placement.

As of December 31, 2019, the Company had $4,384,405 cash on hand, and the Company expects to be repaid $200,000 by CBD Lion LLC over the next four months, making a total of $4,548,405 available for the Lifted Closing and the Company's business operations during the twelve months following the Lifted Closing.

The Company expects to use $3,750,000 of this cash to pay the cash portion of the Merger consideration needed to acquire Lifted.

The Company expects to use the remaining $834,405 of the cash on hand over the twelve months following the Lifted Closing, roughly as follows: (a) $211,950 to pay 3% dividends on the outstanding shares of the Company's Series A and B convertible preferred stock; (b) $200,000 to pay the aggregate base salaries of the Company's CEO and CFO; (c) $130,000 to pay the fees and expenses of the Company's securities counsel, outside accountants and transfer agent; (d) $30,000 to pay the premiums for health insurance for the Company's officers; and (e) $262,455 to pay a portion of the bonuses payable to the Company's CEO and CFO pursuant to their Compensation Agreement with the Company. Additional capital will need to be raised to pay the remaining $87,545 of the bonuses payable to the Company’s CEO and CFO pursuant to their Compensation Agreement with the Company, and to allow the Company to pursue and hopefully close on additional acquisitions.

Critical Accounting Policies

Critical accounting policies are discussed in Note 2 of the financial statements accompanying this prospectus.

The William Noyes Webster Foundation, Inc.

The William Noyes Webster Foundation, Inc. (the “Foundation”), a non-profit Massachusetts corporation, has received a provisional registration from the Commonwealth of Massachusetts to own and operate a medical marijuana cultivation facility in Plymouth, Massachusetts, and a medical marijuana dispensary in

Dennis, Massachusetts. Jane Heatley is the founder and a member of the board of directors of the Foundation.

Teaming Agreement – We believe it is highly likely that the board of directors of the Foundation will only approve contracts that have been negotiated and approved by Heatley. Consequently, on July 8, 2014, we entered into a Teaming Agreement (the "Teaming Agreement") with Heatley, in which, among other things: (1) we and Heatley agreed to use our respective best efforts, working exclusively together as a team, and not as a partnership or other entity, in order to consummate transactions, agreements, contracts or other arrangements pursuant to which we will provide capital and expertise to the Foundation; and (2) Heatley agreed that Heatley shall not, and shall not permit the Foundation to, discuss or negotiate for debt or equity financing, or consulting services or other expertise, from any third party. We claim that Heatley violated the Teaming Agreement by discussing and negotiating for debt or equity financing, or consulting services or other expertise, from at least one third party. Heatley claims that we violated the Teaming Agreement alleging that we failed to lend funds to the Foundation in accordance with the Teaming Agreement. We believe Heatley's claim to be baseless. No assurances whatsoever can be made that Heatley will comply with the terms of the Teaming Agreement, nor that we will be able to adequately enforce the terms of the Teaming Agreement if it is ever the subject of litigation.

Promissory Note – On July 14, 2014, the Foundation signed and delivered to us a Secured Promissory Note (the "Note") which is in the stated loan amount of $1,500,000, and is secured by a Security Agreement of even date therewith (the “Security Agreement”). The Note provides that the $1,500,000 loan may be advanced in one or more installments as the Foundation and we may mutually agree upon. The Foundation and we mutually agreed that the first installment of this loan would be $602,500. Pursuant to instructions from the Foundation, on July 14, 2014, we paid $2,500 owed by the Foundation to one of its consultants, and we advanced $600,000 directly to the Foundation. The amount and timing of subsequent loan installments under the Note, which could have totaled $897,500, had not yet been mutually agreed upon between the Foundation and us as of the date of the Note.

Between April and July 2015, we loaned an additional $135,350 to the Foundation, evidenced by the Note and secured by the Security Agreement. Following such additional loans, the principal of the loan from us to the Foundation, evidenced by the Note and secured by the Security Agreement, is $737,850 as of January 7, 2020.

The principal balance outstanding under the Note bore interest at the rate of 12.5% per annum, compounded monthly. It was contemplated that the first payment of accrued interest by the Foundation under the Note would be made as soon after the Foundation commences operations of the Plymouth Cultivation Facility and the Dennis Dispensary as the Foundation's cash flows shall reasonably permit, but in any event no later than one year after the Foundation commences operations. The principal of the Note would be payable in eight consecutive equal quarterly installments, commencing on the last day of the calendar quarter in which the Foundation commences operations. Principal on the Note and related accrued interest would be considered past due if the aforementioned payments were not received by their due dates.

Uncollectable Note and Interest Receivable – We assessed the collectability of the Note based on the adequacy of the Foundation’s collateral and the Foundation’s capability of repaying the Note according to its terms. Based on this assessment, on September 1, 2015, we concluded that Note and interest receivable would not be collectible. As such, we wrote off the Note totaling $737,850 and interest receivable totaling $97,427 as bad debt expense on September 1, 2015.

Acquisition of Real Estate in Rhode Island

As discussed in our prior public filings, we have attempted to acquire one or more of the Mesolella/Jacobs Properties. The Mesolella/Jacobs Properties are parcels of real estate in Rhode Island that are owned by entities affiliated with Vincent J. Mesolella and his son Derek V. Mesolella, formerly one of our independent contractors. One of the Mesolella/Jacobs Properties is also partly owned by an affiliate of our Chief Executive Officer, Gerard M. Jacobs.

Discussions among Messrs. Mesolella and Jacobs and our independent directors have made it highly likely that we will never purchase any of the Mesolella/Jacobs Properties.

Simultaneous with Vincent J. Mesolella’s agreement to negotiate in good faith regarding the possibility of us acquiring the Mesolella/Jacobs Properties, in November 2014, the officers and directors of the Company were awarded the right to purchase, directly or using a designee, for an aggregate price of $2 per director: (a) warrants to purchase an aggregate of 1.35 million shares of common stock of the Company at an exercise price of $0.01 per share; and (b) warrants to purchase an aggregate of 1.35 million shares of common stock of the Company at an exercise price of $1.85 per share, 100,000 of which warrants are vested, and 1.25 million of which warrants are subject to the condition that the Company shall have acquired at least one of the Mesolella/Jacobs Properties.

Other Matters

We may be subject to other legal proceedings, claims, and litigation arising in the ordinary course of business. We intend to defend vigorously against any such claims. Although the outcome of these other matters is currently not determinable, our management does not expect that the ultimate costs to resolve these matters will have a material adverse effect on its financial position, results of operations, or cash flows.

Management's Discussion and Analysis of Financial Condition and Results of Operations of Lifted Liquids

As used in this Information Statement, references to the “Company,” “Lifted Liquids,” “Lifted,” “we,” “our” or “us” refer to Warrender Enterprise Inc. d/b/a Lifted Liquids, unless the context otherwise indicates.

This Management’s Discussion and Analysis or Plan of Operations (“MD&A”) section discusses our results of operations, liquidity and financial condition, contractual relationships and certain factors that may affect our future results. You should read this MD&A in conjunction with our financial statements and accompanying notes included for Lifted Liquids.

Forward-Looking Statements

This Information Statement contains statements that are considered forward-looking statements. Forward-looking statements give the Company's current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this quarterly report, including statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. These statements are based on the Company's current plans, and the Company's actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this quarterly report.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes included for Lifted Liquids. In addition to historical financial information, the following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein.

Overview

Warrender Enterprise Inc. d/b/a Lifted Liquids (hereinafter sometimes referred to as “Lifted Liquids,” “Lifted,” the “Company,” “we,” “us,” “our,” etc.) was incorporated in the state of Wisconsin on September 19, 2014. Lifted was created with a passion to build a culture-based organization focused upon quality products and a healthier lifestyle. We sell our own lines of water soluble CBD and CBD products, as well as numerous CBD products for private label clients. In addition, Lifted has a raw goods supply chain that many customers benefit from: CBD and CBG isolate, full spectrum, broad spectrum water soluble, distillate and more.

Liquidity and Capital Resources

The following table summarizes our current assets, current liabilities, and working capital as of December 31, 2018 and December 31, 2017, as well as cash flows for the years ended December 31, 2018 and December 31, 2017.

	December 31, 2018	December 31, 2017
Current Assets	$ 533,191	$ 96,356
Current Liabilities	12,561	17,123
Working Capital	520,630	79,233

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net cash provided by operating activities	$ 171,442	$ 69,784
Net cash used in investing activities	(36,295)	(73,777)
Net cash used in financing activities	(54,357)	(6,471)

Results of Operations

Comparison of the balance sheet at December 31, 2018 and December 31, 2017

At December 31, 2018, we had cash and cash equivalents of $144,284; in comparison, at December 31, 2017, we had cash and cash equivalents of $63,494. Also, at December 31, 2018, we had accounts receivable of $165,029 (net of allowance of $24,088) and inventory of $223,878. This is compared to accounts receivable of $27,083 (net of allowance of $6,633) and inventory of $5,779 at December 31, 2017.

Total current assets at December 31, 2018 of $533,191 are adequate to fund current operations and to fulfill corporate obligations and to fund growth. Similarly, total current assets at December 31, 2017 of $96,356 were adequate to fund current operations and to fulfill corporate obligations and to fund growth.

Current liabilities at December 31, 2018 of $12,561 consisted of a credit card payable balance, accrued expenses, and deferred revenue. In comparison, current liabilities at December 31, 2017 of $17,123 consisted of a credit card payable balance, accrued expenses, and deferred revenue.

Comparison of operations for the years ended December 31, 2018 and December 31, 2017

During the year ended December 31, 2018, we recognized net sales of $1,777,641; in comparison, we recognized net sales of $479,772 during the year ended December 31, 2017.

During the year ended December 31, 2018, we recognized cost of goods sold of $795,369; in comparison, we recognized cost of goods sold of $160,410 during the year ended December 31, 2017.

Selling, general and administrative expense primarily consist of printing and stationery, office expenses, dues and subscriptions, and repairs and maintenance. Selling, general and administrative expenses were $61,115 for the year ended December 31, 2018; this is compared to selling, general and administrative expenses of $32,778 for the year ended December 31, 2017.

During the year ended December 31, 2018, the Company generated net income of $524,446. During the year ended December 31, 2017, the Company generated net income of $79,840. Net cash provided by operating activities was $171,442 for the year ended December 31, 2018, compared to $69,784 net cash provided by operating activities for the year ended December 31, 2017. Net cash used in operating activities in 2018 was primarily used for the buildup of inventory. Net cash used in operating activities in 2017 was primarily driven by an increase in accounts receivable, and was offset by increased credit card and accrued expenses.

Net cash used in investing activities was $36,295 for the year ended December 31, 2018, compared to $73,777 net cash used in investing activities for the year ended December 31, 2017. Net cash used in investing activities in 2018 and 2017 was related to the purchase of fixed assets.

Net cash used in financing activities was $54,357 for the year ended December 31, 2018, compared to $6,471 net cash used in financing activities for the year ended December 31, 2017. Net cash used in financing activities in 2018 and 2017 was related to distributions to Nicholas S. Warrender, CEO of Lifted.

During the year ended December 31, 2018, cash increased by $80,790, and we had $144,284 in unrestricted cash at December 31, 2018. In comparison, during the year ended December 31, 2017, cash decreased by $10,464, leaving us with $63,494 in unrestricted cash at December 31, 2017.

Critical Accounting Policies

Use of Estimates – Please refer to Note 2 – Organization, Nature of Operations and Basis of Operations.

Income Taxes – Please refer to Note 8 – Income Tax Provision.

Recently Issued Accounting Pronouncements – Please refer to Note 2 – Summary of Significant Accounting Policies.

Off Balance Sheet Arrangements – We have no off-balance sheet arrangements.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

Lifted Liquids hired Fruci & Associates II, PLLC (“Fruci”) as its auditor in 2019 in connection with the pending merger with Acquired Sales Corp. On July 16th, 2018, Acquired Sales Corp. engaged Fruci as Acquired Sales Corp.'s independent registered accounting firm. Neither Lifted Liquids nor Acquired Sales Corp. has had any disagreements with Fruci.

Pending Litigation

Litigation Involving Mile High Labs – In August 2019, Mile High Labs, Inc. sued Lifted in federal court in Colorado, alleging that Lifted reneged on an alleged purchase of $825,000 worth of CBD isolate. Lifted has challenged the jurisdiction of the Colorado court, arguing that Lifted does not conduct business in Colorado.  When appropriate, Lifted intends to deny the material allegations of the complaint.  However, no assurance or guarantee can be given regarding the disposition of this lawsuit. Any unfavorable result in the lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

Lifted’s Intent to sue a Former Representative of Lifted and Water Soluble Supplier – In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

RISK FACTORS

An investment in the securities offered hereby is highly speculative and involves a high degree of risk and should be made only by investors who can afford to lose their entire investment.  Acquired Sales Corp. expects (but cannot be guaranteed) in 2020 to acquire 100% of Warrender Enterprise Inc. d/b/a Lifted Liquids (“Lifted Liquids” or “Lifted”), and Acquired Sales Corp. currently owns 4.99% of each of Ablis Holding Company, Bend Spirits, Inc. and Bendistillery Inc. d/b/a Crater Lake Spirits. Acquired Sales Corp. will only be positioned to receive any potential financial benefit from Ablis Holding Company, Bend Spirits, Inc. and Bendistillery Inc. d/b/a Crater Lake Spirits if those companies pay dividends or if they are sold to a third party, neither of which is guaranteed to occur. The description of the Company’s business and financial condition is contained in the Company’s SEC filings at www.sec.gov. This disclosure does not contain all of the risk factors that may relate to the Company’s operations. Other risk factors are set out in Acquired Sales Corp.’s Form 10-K filed on March 13, 2019 and are incorporated by reference herein. Prospective investors, prior to making any investment decision, should carefully consider those risk factors along with other matters referred to herein.

Because we have a limited operating history, we may not be able to successfully manage our business or achieve profitability.

We have a limited operating history with respect to our CBD related operations upon which you can evaluate our prospects and our potential value. Prior to that, we have not been profitable during most of our years of operation. We face many risks that could prevent us from achieving profits in future years. We cannot assure you that we will be profitable in the future. Our potential acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, if this acquisition occurs, and our prior acquisition of 4.99% of the outstanding equity of each of Ablis Holding Company, Bend Spirits, Inc., Bendistillery Inc. d/b/a Crater Lake Spirits, and Lifted Liquids involve significant risk, and there can be no assurance that the business of Ablis Holding Company, Bend Spirits, Inc. and Bendistillery Inc. d/b/a Crater Lake Spirits will be successful or generate any profit or other financial benefit. An inability by Acquired Sales Corp. to achieve financial benefit from Ablis Holding Company, Bend Spirits, Inc.,  Bendistillery Inc., or Lifted Liquids could materially adversely affect our Company and the trading price of our Stock.

We have incurred substantial losses in the past and it may be difficult to achieve profitability

We have a history of losses and are anticipated to incur additional losses in the development of our business. For the nine months ended September 30, 2019, we had a net loss of ($1,087,721). As of September 30, 2019 and December 31, 2018 we had an accumulated deficit of ($15,190,639) and ($14,005,689), respectively. There exists substantial doubt regarding our ability to continue as a going concern. We intend to continue to invest in the CBD space, including by hiring additional personnel, upgrading our management systems and integrating several businesses into or as a part of our operations. To the extent we are successful in integrating several businesses into our operations, we may also incur increased losses in the short term because costs associated with these activities are expected to commence in advance of service and transactional revenues at future dates if at all. Our efforts to grow our business may be more costly than we expect, and we may not be able to increase our revenues enough to offset our higher operating expenses. We may incur significant losses in the future for a number of reasons, including the other risks described in this section, and unforeseen expenses, difficulties, complications and delays and other unknown events. If we are unable to achieve and sustain profitability, the value of our business and common stock may significantly decrease. Our ability to continue as a going concern is dependent upon continuing to generate profits from operations in the future and/or our ability to obtain necessary financing required to meet our obligations and repay our liabilities arising from normal business operations. We intend to finance our operating costs over the next twelve months with existing cash on hand, cash from operations, debt financings, and/or the sale of equity which we may not be available to us on favorable terms, or at all. Our ability to obtain additional financing will be subject to a number of factors, including market conditions, our operating performance and investor sentiment. If we are unable to raise additional capital when required or on acceptable terms, we may have to curtail or cease our operations.

Our Chief Executive Officer is not required to work full-time and he and our President and CFO are entitled to significant bonus compensation

Our Chief Executive Officer, Gerard M. Jacobs, runs our operations on a part-time basis and is compensated with equity. Mr. Gerard M. Jacobs has not historically received cash compensation and William “Jake” Jacobs, President and CFO, has worked for approximately $5,000 per month. However, effective as of June 19, 2019 through the closing of the Company's acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, the Company has agreed to pay Gerard M. Jacobs, and William “Jake” Jacobs, consulting fees of $7,500 per month and $5,000 per month, respectively. In addition, upon the closing of the acquisition described above, these executives' salaries, equity incentives, expense reimbursements and bonuses will increase. There are also to be significant bonuses awarded to the CEO and CFO in the event the Company closes on the acquisition of Warrender Enterprise Inc. d/b/a Lifted Liquids, and in the event that the Company raises $15 million and $25 million. For a further description of the proposed compensation arrangements, please refer to the current report on Form 8-K, and its exhibit, filed with the SEC on or about June 25, 2019.

Increases in taxes and regulatory compliance costs may reduce our revenue

Costs resulting from changes in or new income taxes, value added taxes, service taxes, sales and use taxes, or other taxes may adversely affect our margins. These costs could materially adversely affect our Company and the trading price of our common stock.

Tax interpretations and changes in tax regulations and legislation could adversely affect us

Tax interpretations, regulations and legislation in the various jurisdictions in which we operate are subject to measurement uncertainty and the interpretations can impact net income, income tax expense or recovery, and deferred income tax assets or liabilities. Tax rules and regulations, including those relating to foreign jurisdictions, are subject to interpretation and require judgment by us that may be challenged by the applicable taxation authorities upon audit. Although we believe our assumptions, judgments and estimates are reasonable, changes in tax laws or our interpretation of tax laws and the resolution of any tax audits could significantly impact the amounts provided for income taxes in our consolidated financial statements.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”).  The Tax Act reduced the U.S. federal statutory tax rate, broadened the corporate tax base through the elimination or reduction of deductions, exclusions, and credits, limited the ability of U.S. corporations to deduct interest expense, and transitioned to a territorial tax system which allows for the repatriation of foreign earnings to the U.S. with a 100% federal dividends received deduction prospectively. In addition, the Tax Act required a one-time transitional tax on foreign cash equivalents and previously unremitted earnings. Several of the new provisions enacted as part of the Tax Act require clarification and guidance from the U.S. Internal Revenue Service (“IRS”) and Treasury Department. These or other changes in U.S. tax laws could impact our profits, effective tax rate, and cash flows.

We have accumulated net operating losses (“NOLs”) arising from our operations and foreign and domestic acquisitions of approximately $2.1 million as of December 31, 2018.  We have recognized valuation allowances to reduce these amounts to our current estimate for NOLs that will be recoverable against future taxable income prior to their expiration in accordance with the appropriate tax regulations.  If our estimates change or we do not generate sufficient taxable income prior to the expiration of these NOLs we may have to record additional valuation allowances resulting in higher income tax expense.

In addition, we may periodically restructure our legal entities and if taxing authorities were to disagree with our tax positions in connection with any such restructurings, our effective tax rate could be materially affected.  In connection with such restructurings we could also incur additional charges associated with consulting fees and other charges. This could materially adversely affect our Company and the trading price of our common stock.

We are adversely affected by regulatory uncertainties

Regulatory uncertainties regarding potential adverse changes in federal and state laws and governmental regulations materially adversely affect our business and the trading price of our common stock.

A small number of stockholders have significant influence over us

A small number of our stockholders and members of our board of directors and management acting together would be able to exert significant influence over us through their ability to influence the election of directors and all other matters that require action by our stockholders. The voting power of these individuals could have the effect of preventing or delaying a change in control of our Company which they oppose even if our other stockholders believe it is in their best interests. At the present time, Gerard M. Jacobs, Chief Executive Officer, beneficially owns a substantial majority of our shares of common stock (prior to the conversion of any shares of our preferred stock). In addition, our shareholders have authorized Gerard M. Jacobs to seek shareholders agreements and/or proxies from other parties, including potential future capital sources and the owners of potential future acquisition candidates. Pursuant to this authorization, Gerard M. Jacobs our CEO, and William C. Jacobs our President, CFO and Gerard M. Jacobs' son, are expected to sign a stockholders agreement with the owner of Lifted Liquids, that will ensure that all 3,900,455 shares of our common stock issued in the Lifted Liquids merger, which greatly exceed our current number of outstanding shares of common stock, will be voted in all elections of our directors and in other significant matters, in concert with the shares voted by Gerard M. Jacobs and William C. Jacobs. Accordingly, Gerard M. Jacobs has, and following the closing of the Lifted Liquids acquisition will have even greater, substantial influence over our policies and management. We may take actions supported by Gerard M. Jacobs that may not be viewed by some stockholders to be in our best interest, or Gerard M. Jacobs could prevent or delay a change in our control which he opposes even if our other stockholders believe it is in their best interests. This could materially adversely affect our Company and the trading price of our common stock.

State law and our articles of incorporation and bylaws help preserve insiders’ control over us

Provisions of Nevada state law, our articles of incorporation and bylaws may discourage, delay or prevent a change in our management team that stockholders may consider favorable. These provisions may include: (1) authorizing the issuance of “blank check” preferred stock without any need for action by stockholders; (2) permitting stockholder action by written consent; and (3) establishing advance notice requirements for nominations for election to the board of directors, or for proposing matters that can be acted on by stockholders at stockholder meetings. These provisions, if included in our articles of incorporation or by-laws, could allow our board of directors to affect an investor’s rights as a stockholder since our board of directors could make it more difficult for preferred stockholders or common stockholders to replace members of the board of directors. Because the board of directors is responsible for appointing the members of the management team, these provisions could in turn affect any attempt to replace the current or future management team. These factors could adversely affect our Company or the trading price of our Stock.

Retaining and attracting directors and officers may be expensive

We cannot make any assurances regarding the future roles of our current directors, Gerard M. Jacobs, Chief Executive Officer, and William C. “Jake” Jacobs, President and Chief Financial Officer. Our directors are and will in the future be involved in other businesses, and are not required to, and do not, commit their full time to our affairs, thereby causing conflicts of interest in allocating their time between our operations and the operations of other businesses. We have no employment agreements with any of our existing directors, Gerard M. Jacobs, Chief Executive Officer, and William C. Jacobs, President and Chief Financial Officer. Some or all of our current directors, Gerard M. Jacobs, Chief Executive Officer, and William C. Jacobs, President and Chief Financial Officer may resign upon our raising money, upon our consummation of a business combination, or otherwise. Attracting and retaining our directors and officers may be expensive, and may require that we enter into long term employment agreements, issue stock options, warrants, rights to purchase warrants, and otherwise incentivize our directors and officers. The costs of these incentives could materially adversely affect our Company and the trading price of our common stock.

We indemnify our directors and officers, and certain other parties

Our bylaws specifically limit the liability of our officers and directors to the fullest extent permitted by law. As a result, aggrieved parties may have a more limited right to action than they would have had if such provisions were not present. The bylaws also provide for indemnification of our officers and directors for any losses or liabilities they may incur as a result of the manner in which they operated our business or conducted internal affairs, provided that in connection with these activities they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, our best interest. In the ordinary course of business, we also may provide indemnifications of varying scope and terms to customers, vendors, lessors, business partners, independent contractors and other parties with respect to certain matters, including, but not limited to, losses arising out of our breach of such agreements, services to be provided by us, or from intellectual property infringement claims made by third-parties. We may also agree to indemnify former officers, directors, employees and independent contractors of acquired companies in connection with the acquisition of such companies. Such indemnification agreements may not be subject to maximum loss clauses. It is not possible to determine the maximum potential amount of exposure in regard to these obligations to indemnify, due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular situation. Use of our capital or assets for such indemnification would reduce amounts available for the operations or for distribution to our investors, which could materially adversely affect our Company and the trading price of our common stock.

Risk Factors Relating to Our Company and Our Securities

Our common stock may be subject to significant dilution

Our capital raising may include the sale of significant numbers of shares of our common stock or other securities convertible into our common stock, and may also include the issuance of significant numbers of options, warrants or other securities convertible into shares of our common stock. We also may issue significant numbers of shares of our common stock, or options, warrants, or other securities convertible into shares of our common stock, as a portion of the consideration for acquisitions. We are also likely to issue significant numbers of options and/or warrants, or rights to purchase warrants, to our officers, directors and/or independent contractors, and to investment bankers and finders, especially in connection with the closing of capital raises and acquisitions. Such transactions may significantly increase the number of outstanding shares of our common stock, and may be highly dilutive to our existing stockholders. In addition, the securities that we issue may have rights, preferences or privileges senior to those of the holders of our outstanding common stock. This dilution could have a material adverse effect on our Company and the trading price of our common stock. In addition, we have options, warrants, and rights to purchase warrants, outstanding covering several million shares of our common stock. If all of these millions of options and warrants were to be exercised, the number of outstanding shares of our common stock would increase significantly. Moreover, additional shares may be issued in connection with future acquisition and business operations. This dilution could have a material adverse effect on our Company and the trading price of our common stock.

Our common stock lacks a meaningful public market

At present no active market exists for our common stock and there is no assurance that a regular trading market will develop and if developed, that it will be sustained. An owner of our common stock may, therefore, be unable to sell our common stock should he or she desire to do so. Or, if an owner of our common stock decides to sell our common stock, such sales could drive the price of our common stock significantly lower. Furthermore, it is unlikely that a lending institution will accept our common stock as pledged collateral for loans. This lack of liquidity could materially adversely affect our Company and the trading price of our common stock.

Our common stock may never be listed on a national exchange

Our common stock may never meet the listing requirements of a national exchange. You should not assume that an effort to list our common stock would be successful, or if successful, that such listing requirements will be maintained, including but not limited to requirements associated with maintenance of a minimum net worth, minimum stock price, and ability to establish a sufficient number of market makers.

Our common stock may be considered a “penny stock” and may be difficult to trade

The U.S. Securities and Exchange Commission (the “SEC”) has adopted regulations which generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock may be less than $5.00 per share and, therefore, may be designated as a penny stock according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, to obtain a written agreement from the purchaser, and to determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may adversely affect the ability of investors to sell our common stock, and may materially adversely affect our business and the trading price of our common stock.

Our common stock lacks institutional or analyst support

Our Company lacks institutional support. In addition, investment banks with research capabilities do not currently follow our common stock. This lack of institutional or analyst support lessens the trading volume and general market interest in our common stock, and may adversely affect an investor’s ability to trade a significant amount of our common stock. This lack of institutional or analyst support could materially adversely affect our Company and the trading price of our common stock.

The public float of our common stock is small

The public float of our common stock is small, which may limit the ability of some institutions to invest in our common stock. This lack of liquidity could materially adversely affect our Company and the trading price of our common stock.

The trading price of our common stock may be volatile and could drop quickly and unexpectedly

The stocks of micro-cap and small-cap companies have experienced substantial volatility in the past, often based on factors unrelated to the financial performance or prospects of the companies involved. These factors include macro-economic developments in North America and globally, and market perceptions of the attractiveness of particular industries. This volatility could materially adversely affect our Company by making it more difficult to raise capital or complete acquisitions. In addition, securities class-action litigation often has been brought against companies following periods of volatility in the market price of their securities. Our Company may in the future be the target of similar litigation. Securities litigation could result in substantial costs and damages and divert our management’s attention and resources away from our business. For these reasons and others, quick and unexpected drops in the trading price of our common stock are likely from time to time. Volatility in our common stock price could materially adversely affect our Company and the trading price of our common stock.

We are adversely affected by a difficult economy and by turmoil in the financial markets

Businesses are materially adversely affected by periods of significant economic slowdown or recession, fears of inflation or deflation, rising interest rates, or a public perception that any of these events are occurring or may occur, which could adversely affect our revenues, results of operations, and cash flow. In addition, as they relate to our proposed acquisitions, the capital and credit markets have experienced volatility and disruption. National and global financial and business conditions have been difficult. Access to financing has been negatively impacted. Credit is limited. In many cases, the markets have exerted downward pressure on stock prices and credit capacity for certain issuers. Prominent risks include issues involving rising interest rates, trade disputes with China and other countries, turmoil in the Middle East and around the world, oil prices, rising health care costs, social and political unrest, and many other issues. These factors could materially adversely affect our Company and the trading price of our common stock.

We may not be able to raise needed capital

We need to raise substantial amounts of additional capital both for our proposed acquisitions, to pay dividends on our preferred stock, and to cover overhead costs. In addition, our aggregate future capital requirements are uncertain. The amount of capital that we will need in the future will depend on many factors that we cannot predict with any certainty, including: the market acceptance of our products and services; the levels of promotion and advertising that will be required to launch our new products and services and achieve and maintain a competitive position in the marketplace; our business, product, capital expenditures and technology plans, and product and technology roadmaps; technological advances; our competitors’ responses to our products and services; our pursuit of mergers and acquisitions; and our relationships with our customers.

We cannot assure you that we will be able to raise the needed capital on commercially acceptable terms, or at all. Delay, disruption, or failure to obtain sufficient financing may result in the delay or failure of our business plans. Our inability to raise sufficient capital on commercially acceptable terms, or at all, could have a material adverse effect on our Company and the trading price of our common stock.

Future sales of shares of our common stock, or the perception in the public markets that these sales may occur, may depress our stock price.

The market price of our common stock could decline significantly as a result of sales of a large number of shares of our common stock in the market. In addition, if our significant stockholders sell a large number of shares, or if we issue a large number of shares, the market price of our stock could decline. Any issuance of additional common stock or common stock equivalents by us would result in dilution to our existing shareholders. Such issuances could be made at a price that reflects a discount to the then-current trading price of our common stock. Moreover, the perception in the public market that stockholders may sell shares of our stock or that we may issue additional shares of common stock could depress the market for our shares and make it more difficult for us to sell equity securities in the future at any time, if at all.

We may issue additional shares of common stock, and options and warrants to purchase additional shares of common stock, without stockholder approval, which would dilute the current holders of our common stock.

Our Board of Directors has authority, without action or vote of our shareholders, to issue shares of common stock, and/or options and warrants to purchase shares of common stock. We may issue shares of our common stock, or options or warrants to purchase shares of our common stock, to complete a business combination or to raise capital, or to incentivize our directors, officers and employees. Such stock issuances, and such issuances of options and warrants, could be made at a price that reflects a discount from the then-current trading price of our common stock. These issuances could dilute our stockholders’ ownership interests significantly. These issuances also would have the effect of reducing our stockholders' influence on matters on which our stockholders vote. In addition, our stockholders and prospective investors may incur additional dilution if holders of currently outstanding stock options and warrants exercise those options or warrants to purchase shares of our common stock. This dilute could materially adversely affect the trading price of our common stock.

The rights of the holders of our common stock may be impaired by the potential issuance of preferred stock.

Our certificate of incorporation gives our Board of Directors the right to create one or more new series of preferred stock. As a result, the Board of Directors may, without stockholder approval, issue preferred stock with voting, dividend, conversion, liquidation or other rights that could adversely affect the voting power and equity interests of the holders of our common stock. Preferred stock, which could be issued with the right to more than one vote per share, could be used to discourage, delay or prevent a change of control of our Company, which could materially adversely affect the price of our common stock.

Raising capital by selling our common stock or convertible preferred stock could be expensive

If we were to raise capital by selling common stock or securities convertible into common stock, it could be expensive. We may be required to pay cash fees and/or fees in the form of warrants equal to 7% or more of the gross sales proceeds raised, in addition to legal, accounting and other fees and expenses. In addition, when it becomes known within the investment community that an issuer is seeking to raise equity capital, it is common for the common stock of that issuer to be sold off in the market, lowering the trading price of the issuer’s common stock in advance of the pricing of the issue. This could make our raising capital by selling equity securities significantly more expensive and materially adversely affect the trading price of our common stock.

Debt financing is difficult to obtain and could be expensive

Debt financing is difficult to obtain in the current credit markets. This difficulty may make future acquisitions either unlikely, or too difficult and expensive. Providers of debt may also be issued options, warrants, or rights to purchase warrants, to purchase shares of our common stock. This could materially adversely affect our Company and the trading price of our common stock.

Raising capital by borrowing could be risky

If we were to raise capital by borrowing to fund our operations or acquisitions, it could be risky. Cash is required to service the debt, ongoing covenants are typically employed which can restrict the way in which we operate our business, and if the debt comes due either upon maturity or an event of default, we may lack the resources at that time to either pay off or refinance the debt, or if we are able to refinance, the refinancing may be on terms that are less favorable than those originally in place, and may require additional equity or quasi-equity accommodations. These risks could materially adversely affect our Company and the trading price of our common stock.

Our financing decisions may be made without stockholder approval

Our financing decisions and related decisions regarding levels of debt, capitalization, distributions, acquisitions and other key operating parameters are determined by our Board of Directors in its discretion, in many cases without any notice to or vote by our stockholders. This could materially adversely affect our Company and the trading price of our common stock.

We lack investor relations, public relations and advertising resources

We lack the resources to properly support investor relations, public relations, and advertising efforts. This puts us at a disadvantage with potential acquisition candidates, investors, research analysts, customers, and job applicants. These disadvantages could materially adversely affect our Company and the trading price of our common stock.

Sales of our common stock could cause the trading price of our common stock to fall

Since the trading volume of our common stock is very low and the amount of our common stock in the public float is very small, any sales or attempts to sell our common stock, or the perception that sales or attempts to sell our common stock could occur, could adversely affect the trading price of our common stock.

An increase in interest rates may have an adverse effect on the trading price of our Stock

An increase in market interest rates may tend to make our common stock less attractive relative to other investments, which could adversely affect the trading price of our common stock.

We do not expect to pay dividends to holders of our common stock

For the foreseeable future, it is anticipated that earnings, if any, which may be generated from our operations will be used to finance our growth and that dividends may not be paid to the holders of our common stock, which may have a material adverse effect on our Company and the trading price of our common stock.

Our cost of being a publicly traded company will increase significantly as our business operations expand

Our costs of being a publicly traded company currently are relatively limited. However, as we grow, our management expenses, legal and accounting fees, and other costs associated with being a publicly traded company will increase significantly. We will eventually need to hire additional employees and/or additional consultants and professionals, in order to have appropriate internal financial controls and accurate financial reporting, and otherwise to comply with the requirements of the Sarbanes-Oxley Act. While we cannot state with certainty what all of these costs will be, we believe that our management expenses, legal and accounting fees, and other costs associated with being a publicly traded company will eventually increase to at least $250,000 per year.

Risk Factors Relating to Future Acquisitions

Prohibition, banning or regulation of vaping products, or lawsuits related to the use of Lifted Liquids’ vaping products, could have a material adverse effect on Lifted Liquids, and could have a material adverse effect on the trading price of our common stock

Federal, state and local authorities are investigating deaths and illnesses apparently related to vaping. We can provide no guarantees or assurances that vaping will not be prohibited, banned and/or heavily regulated in response to these deaths and illnesses, nor that Lifted Liquids will not be sued by customers who use Lifted Liquids' vaping products. Prohibition, banning or regulation of vaping products, or lawsuits related to the use of Lifted Liquids’ vaping products, could have a material adverse effect on Lifted Liquids, and could have a material adverse effect on the trading price of our common stock.

Any unfavorable verdict or settlement of the lawsuit between Lifted Liquids and Mile High Labs could have a material adverse effect upon Lifted Liquids, and upon the trading price of our common stock

Lifted Liquids has been sued by CBD isolate supplier Mile High Labs in connection with alleged contractual commitments between the two companies that are in dispute. We can provide no guarantees or assurances that Lifted Liquids will be able to win or settle this lawsuit on favorable terms, if at all. Any unfavorable verdict or settlement of this lawsuit could have a material adverse effect upon Lifted Liquids, and upon the trading price of AQSP’s common stock.

Any unfavorable verdict or settlement of the dispute between Lifted Liquids and a former representative of Lifted Liquids and a company that supplies water soluble CBD to Lifted Liquids could have a material adverse effect upon Lifted Liquids, and upon the trading price of our common stock

In December 2019, Lifted notified a former representative of Lifted and a company that supplies water soluble CBD to Lifted, that Lifted intends to sue them for alleged breach of contract, intentional misappropriation, inducement, and illegal transfer and use of Lifted's confidential business, proprietary, and trade secret information. We anticipate that the former representative of Lifted and the company that supplies water soluble CBD to Lifted will deny the allegations. Any unfavorable result in the contemplated lawsuit could have a material adverse effect on Lifted and the Company, and upon the price of the Company's common stock.

We may not be able to identify, audit, negotiate, finance or close future acquisitions

A significant component of our growth strategy focuses on acquiring minority or majority equity ownership interests in CBD-Infused Products Companies. We may not, however, be able to identify, audit, or acquire such equity ownership interests on acceptable terms, if at all. Additionally, we may need to finance all or a portion of the purchase price for an acquisition by incurring indebtedness or by selling shares of our common or convertible preferred stock. There can be no assurance that we will be able to obtain financing on terms that are favorable, if at all, which will limit our ability to acquire such equity ownership interests in the future. Failure to acquire such equity ownership interests on acceptable terms, if at all, would have a material adverse effect on our ability to increase assets, revenues and net income and on the trading price of our common stock.

CBD-Infused Products Companies are subject to regulatory risks

CBD-Infused Products Companies are subject to risks associated with the federal government’s and state and local governments’ evolving regulation of hemp, hemp oil, CBDs, and CBD-infused products. We can provide no assurance that one or more federal agencies, such as the US Food and Drug Administration (the “FDA”), or state and local governments will not attempt to impose rules, regulations, moratoriums, prohibitions, or other restrictions or impediments upon CBD-Infused Products Companies. Such regulatory action could have a material adverse effect on our Company and the trading price of our common stock.

The US FDA considers the sale of most CBD-infused products to be illegal

The FDA appears to believe that CBDs are drugs, and that the sale of most CBD-infused products without FDA approval is illegal. In deference to the FDA’s position, various states and municipalities have similarly declared that the sale of certain CBD-infused products are illegal. There can be no guarantee or assurance whatsoever that this regulatory hostility to CBDs will be resolved favorably to the CBD products industry. Aggressive law enforcement against the CBD industry by federal, state or local authorities and agencies could have a material adverse effect upon our Company and the trading price of our common stock.

CBD-infused products may be shown to have negative health and/or safety impacts upon consumers

The health and safety impacts of CBDs have not yet been established via traditional scientific and/or clinical studies. The FDA appears to believe that CBDs can have significant adverse health impacts upon human beings, especially in regard to potential liver toxicity or liver damage. If the FDA, scientific research and/or clinical studies ultimately demonstrate negative health and/or safety impacts upon consumers, our Company's business and the trading price of our common stock could be materially adversely affected.

Hemp and CBD-infused products are illegal if they exceed 0.3% THC

Hemp and CBD-infused products which exceed a THC concentration of 0.3% are illegal. Any failure to keep the THC concentration in hemp or CBD-infused products below 0.3% could subject us to action by regulatory authorities and/or to lawsuits by consumers, which could have a material adverse effect upon our Company's business and the trading price of our common stock.

In addition, the approval of medical and recreational marijuana by many states has created a situation in which it may be difficult or impossible for regulators and courts to determine whether the THC levels reflected in consumers’ blood tests are the result of CBD-infused products or THC-infused products. This may result in regulatory actions or lawsuits that could have a material adverse effect upon our Company's business and the trading price of our common stock.

Also, certain hemp products may, over time, gradually increase their THC concentration, and this may ultimately cause such products to exceed the 0.3% THC concentration level, making such products illegal in certain jurisdictions. If this happens, we could be subject to regulatory action that could have a material adverse effect upon our Company and the trading price of our common stock.

The price of CBD raw materials could spike as demand for CBD-infused products increases dramatically

Although considerable additional hemp acreage is being developed around the country, which is expected to increase the supply of CBD isolate, distillate and water-soluble CBD, the demand for these raw materials is also growing dramatically, and any spike in the price of these raw materials could materially adversely affect our Company and the trading price of our common stock.

Target companies may not be of the same caliber company as previous acquisitions, or target companies' management may not fit well into our corporate culture

If we acquire a company that is not of the same caliber company as previous acquisitions, or if we acquire a company that does not have management that is as high energy as our management, or for whatever reason the management of the acquired company does not fit in well with the rest of our team, we may become less attractive for potential investors, future acquisition targets may be uninterested in merging into our company, and the overall camaraderie among the players in the company may disappear, which could materially adversely affect our company and the price of our stock.

The target companies may rely on contract manufacturers to manufacturer their products. If the target companies are unable to maintain good relationships with their existing contract manufacturers and/or secure such contract manufacturers, their businesses could suffer

Many of the target companies’ contract manufacturers are affiliated with and manufacture other CBD-infused product brand products. In many cases, such products compete directly with the target companies’ products. If the target companies are unable to maintain good relationships with their existing contract manufacturers and/or secure such contract manufacturers, their businesses, financial conditions and results of operations could be adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

Large competitors are expected to enter the CBD-infused product industry

We expect that over the next few years several major chain stores, other retailers, and beverage and other consumer products companies with tremendous financial resources will emerge to compete against our Company in the CBD-infused products industry. We may not have the personnel, products, marketing and distribution capabilities, and/or financial resources to compete effectively against such larger companies, which could materially adversely affect our Company and the trading price of our common stock.

Regulatory risks related to alcohol and CBD

We purchased 4.99%, of CBD-infused beverage maker Ablis, and of craft distillers Bendistillery and Bend Spirits. Two of those companies produce and sell alcohol. Federal, state, local, and foreign authorities regulate how companies produce, store, transport, distribute, and sell products containing alcohol and distilled spirits. Some countries and local jurisdictions prohibit or restrict the marketing or sale of distilled spirits in whole or in part. In the United States, at the federal level, the Alcohol and Tobacco Tax and Trade Bureau of the U.S. Department of the Treasury regulates the spirits and wine industry with respect to the production, blending, bottling, labeling, sales, advertising, and transportation of beverage alcohol. Similar regulatory regimes exist at the state level and in most non-U.S. jurisdictions where craft distillers Bendistillery and Bend Spirits sell their products. In addition, beverage alcohol products are subject to customs duties or excise taxation in many countries, including taxation at the federal, state, and local level in the United States. Laws of each nation define distilling and maturation requirements; for example, under U.S. federal and state regulations, bourbon and Tennessee whiskeys must be aged in new charred oak barrels. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state are required in connection with the lawful selling of liquor. As 4.99%, or greater, owner of craft distillers Bendistillery and/or Bend Spirits, we are impacted by the regulatory risks relating to the production and sale of alcohol which is subject to extensive regulatory requirements regarding production, exportation, importation, marketing and promotion, labeling, distribution, pricing, and trade practices, among others. Changes in laws, regulatory measures, or governmental policies, or the manner in which current ones are interpreted, could cause the target companies to incur material additional costs or liabilities, and jeopardize the growth of their businesses in any affected market. For instance, federal, state, or local governments may prohibit, impose, or increase limitations on advertising and promotional activities, or times or locations where beverage alcohol may be sold or consumed, or adopt other measures that could limit the target companies’ opportunities to reach consumers or sell products. It is conceivable that television, newspaper, magazine, and/or internet advertising for beverage alcohol products could be limited or banned completely. Increases in regulation of this nature could substantially reduce consumer awareness of the products of the target companies in the affected markets and make the introduction of new products more challenging. The impact of increased taxation on alcohol and distilled spirits may have additional negative financial impacts on the target companies craft distillers Bendistillery and Bend Spirits.

Alcoholic beverage sales are subject to slowdowns and are seasonal

Bendistillery Inc. and Bend Spirits, Inc. are involved in the sale of a variety of distilled alcoholic beverages including vodka, whiskey and gin, and their sales of such beverages are subject to occasional slowdowns and are seasonal. Also, some health-conscious consumers are reducing or eliminating their alcohol consumption entirely. These factors could adversely affect the value of our ownership interest in those companies, which could materially adversely affect our Company and the trading price of our common stock.

Alcoholic beverage distributors are powerful and control much of the marketplace

Bendistillery Inc. and Bend Spirits, Inc. distribute their distilled alcoholic beverages through a limited number of powerful distributors that control much of the marketplace for alcoholic beverages. The loss of such distributors, or disruptions to the operations of such distributors, could adversely affect the value of our ownership interest in those companies, which could materially adversely affect our Company and the trading price of our common stock.

The Oregon Liquor Control Commission has jurisdiction over our directors, officers and significant shareholders

Due to our minority ownership interest in Bendistillery Inc. and Bend Spirits, Inc., the Oregon Liquor Control Commission ("OLCC") has jurisdiction over our directors, officers and significant shareholders. If the OLCC were to refuse to approve any of our directors, officers or significant shareholders, it could disrupt our management and corporate governance, which could materially adversely affect our Company and the trading price of our common stock.

Increases in labor costs could harm the target companies' businesses

The U.S. in general, and Bend, Oregon in particular, are experiencing very low unemployment, and higher minimum wages, which generally results in rising labor costs. Such rising labor costs are adversely affecting the expenses of Bendistillery Inc. and Bend Spirits, Inc., and may adversely affect the expenses of other target companies' businesses, which could materially adversely affect our Company and the trading price of our common stock.

We cannot predict the effect of inquiries from and/or actions by the DEA, the FDA, state attorneys general, other government agencies and/or quasi-government agencies into the production, advertising, marketing, promotion, labeling, ingredients, usage and/or sale of target companies’ products

Target companies are subject to the risks of investigations and/or enforcement actions by the DEA, the FDA, state attorneys general and/or other government and/or quasi-governmental agencies relating to the advertising, marketing, promotion, ingredients, usage and/or sale of their products. If an inquiry by the DEA, the FDA, a state attorney general or other government or quasi-government agency finds that the target companies’ products and/or the advertising, marketing, promotion, ingredients, usage and/or sale of such products are not in compliance with applicable laws or regulations, the target companies may become subject to fines, product reformulations, container changes, changes in the usage or sale of the target companies’ products, changes in their advertising, marketing and promotion practices, and/or injunctions on the sale of the products, each of which could have a material adverse effect on our business, financial condition or results of operations and on the trading price of our common stock.

We may be required to obtain DEA and/or FDA certifications and/or approvals in order to conduct business

Target companies may be required to obtain and maintain DEA and/or FDA certifications and/or approvals in order to conduct business involving CBDs. These certifications and/or approvals may not be obtainable, or obtaining and maintaining them may involve enormous expenditures of time and money for consultants, studies, facilities, compliance and other matters. Failure to obtain and maintain all necessary certifications and approvals, or the enormous expenditures of time and money associated with obtaining and maintaining all necessary certifications and approvals, could have a material adverse effect on our business, financial condition or results of operations and on the trading price of our common stock.

Litigation regarding target companies’ products, and related unfavorable media attention, could expose the target companies to significant liabilities and reduce demand for their products

From time to time third parties may claim that certain statements made in the target companies’ advertisements and/or on the labels of their products were false and/or misleading or otherwise not in compliance with food standards under local law, and/or that their products are not safe. Pending or threatened product-related litigation could consume significant financial and managerial resources and result in decreased demand for the target companies’ products, significant monetary awards against the target companies and injury to the target companies' reputations. This could have a material adverse effect on our Company and the trading price of our common stock.

Criticism of the target companies’ products and/or criticism or a negative perception of the target companies’ industries, could adversely affect the target companies

An unfavorable report on the health effects of the target companies’ products, including product safety concerns, could have an adverse effect on the target companies’ businesses, financial conditions and results of operations. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies’ inability to innovate successfully and to provide new cutting edge products could adversely affect the target companies’ businesses and financial results

The target companies’ ability to compete in their highly competitive industries and to achieve their business growth objectives depends, in part, on their ability to develop new products and packaging. The success of their innovation, in turn, depends on their ability to identify consumer trends and cater to consumer preferences. If they are not successful in our innovation activities, their businesses, financial conditions and results of operations could be adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

Changes in consumer preferences may reduce demand for some of the target companies’ products

The target companies’ industries are subject to changing consumer preferences and shifts in consumer preferences may adversely affect the target companies. The target companies’ future success will depend, in part, upon their continued ability to develop and introduce different and innovative products that appeal to consumers. In order to retain and expand their market share, the target companies must continue to develop and introduce different and innovative products, although there can be no assurance of the target companies’ ability to do so. There is no assurance that consumers will continue to purchase the target companies’ products in the future. Product lifecycles for some brands, products and/or packages may be limited to a few years before consumers’ preferences change. The products the target companies currently market are in varying stages of their product lifecycles, and there can be no assurance that such products will become or remain profitable for the target companies. The target companies may be unable to achieve volume growth through product and packaging initiatives. The target companies may also be unable to penetrate new markets. Additionally, as shopping patterns are being affected by the digital evolution, with customers embracing shopping by way of mobile device applications, e-commerce retailers and e-commerce websites or platforms, the target companies may be unable to address or anticipate changes in consumer shopping preferences. If the target companies’ revenues decline, their businesses, financial conditions and results of operations could be adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies’ expansion outside of the United States exposes the target companies to uncertain conditions and other risks in international markets

As some target companies’ growth strategy includes expanding internationally, if the target companies are unable to expand distribution of their products outside the United States, their growth rate could be adversely affected. In many international markets, the target companies have limited operating experience and in some areas they have no operating experience. It is costly to establish, develop and maintain international operations and develop and promote their brands in international markets. Their percentage gross profit margins in many international markets are expected to be less than the comparable percentage gross profit margins obtained in the United States. The target companies face and will continue to face substantial risks associated with having foreign operations, including: economic and/or political instability in their international markets; unfavorable foreign currency exchange rates; restrictions on or costs relating to the repatriation of foreign profits to the United States, including possible taxes and/or withholding obligations on any repatriations; and tariffs and/or trade restrictions. These risks could have a significant impact on their ability to sell their products on a competitive basis in international markets and could have a material adverse effect on their businesses, financial conditions and results of operations. Also, their operations outside of the United States are subject to risks relating to appropriate compliance with legal and regulatory requirements in local jurisdictions, potential difficulties in staffing and managing local operations, higher product damages, particularly when products are shipped long distances, potentially higher incidence of fraud and/or corruption, credit risk of local customers and distributors and potentially adverse tax consequences. This could have a material adverse effect on our Company and the trading price of our common stock.

Global or regional catastrophic events could impact target companies’ operations and affect their ability to grow their businesses

Target companies’ businesses could be affected by unstable political conditions, civil unrest, large-scale terrorist acts, especially those directed against the United States or other major industrialized countries where their products are distributed, the outbreak or escalation of armed hostilities, major natural disasters or widespread outbreaks of infectious diseases. Such events could impact the production and/or distribution of their products. In addition, such events could disrupt global or regional economic activity, which could affect consumer purchasing power, thereby reducing demand for their products. If they are unable to grow their businesses internationally as a result of these factors, their growth rate could decline. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may rely on laboratories, private label manufacturers, bottlers and other contract packers to manufacture their products. If the target companies are unable to maintain good relationships with their laboratories, private label manufacturers, bottlers and contract packers and/or their ability to manufacture their products becomes constrained or unavailable to them, their businesses could suffer

The target companies may not manufacture finished goods, but instead outsource manufacturing of their finished goods to laboratories, private label manufacturers, bottlers and other contract packers. As a result, in the event of a disruption and/or delay, the target companies may be unable to procure alternative packing facilities at commercially reasonable rates and/or within a reasonably short time period. In addition, recently there has been a consolidation of co-packers.  If the target companies are unable to maintain good relationships with their largest co-packers, or if their costs of co-packing increase, their businesses, financial conditions and results of operations could be adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may rely on bottlers, distributors and white label manufacturers to distribute their products. If the target companies are unable to maintain good relationships with their existing bottlers, distributors and white label manufacturers, and/or secure such bottlers, distributors and white label manufacturers, their businesses could suffer

Many of the target companies’ bottlers, distributors and white label manufacturers are affiliated with and manufacture and/or distribute other CBD-infused products. In many cases, such CBD-infused products compete directly with the target companies’ products.

Unilateral decisions could be taken by the target companies’ bottlers, distributors and white label manufacturers, and by convenience and gas chains, grocery chains, specialty chain stores, club stores and other customers, to discontinue carrying certain or all of the target companies’ products that they are carrying at any time, which could cause the target companies’ businesses to suffer.

The marketing efforts of the target companies’ distributors are important for the target companies’ success. If the target companies’ brands prove to be less attractive to the target companies’ existing bottlers, distributors and white label manufacturers, or if the target companies fail to attract additional bottlers, distributors and white label manufacturers, and/or if the target companies’ bottlers, distributors and white label manufacturers do not market, promote and distribute the target companies’ products effectively, their businesses, financial conditions and results of operations could be adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

Increases in costs and/or shortages of raw materials and/or ingredients and/or fuel and/or costs of co-packing could harm the target companies’ businesses

The costs and availability of the raw materials used by the target companies are subject to fluctuations. For certain flavors purchased from third-party suppliers, these third-party flavor suppliers own the proprietary rights to certain of their flavor formulas. The target companies do not have possession of the list of such flavor ingredients or formulas used in the production of certain of their products and certain of their blended concentrates, and the target companies may be unable to obtain comparable flavors or concentrates from alternative suppliers on short notice. Industry-wide shortages of certain flavors, fruits and fruit juices, coffee, tea, dairy-based products, dietary ingredients and sweeteners have been, and could from time to time in the future be, encountered, which could interfere with and/or delay production of certain of the target companies’ products. In addition, certain of the target companies’ co-packing arrangements may allow such co-packers to increase their fees based on certain of their own cost increases. The prices of any of the above or any other raw materials or ingredients may continue to rise or may rise in the future. The target companies may or may not be able to pass any of such increases on to their customers. In 2018, the United States imposed tariffs on steel and aluminum as well as on goods imported from China and certain other countries. Additional tariffs imposed by the United States on a broader range of imports, or further retaliatory trade measures taken by China or other countries in response, could result in an increase in supply chain costs. In addition, some of these raw materials, including certain sizes of cans, are available from limited suppliers. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies’ failure to accurately estimate demand for their products could adversely affect their businesses and financial results

The target companies may not correctly estimate demand for their existing products and/or new products. Their ability to estimate demand for their products is imprecise, particularly with regard to new products, and may be less precise during periods of rapid growth, particularly in new markets. If the target companies materially underestimate demand for their products or are unable to secure sufficient ingredients or raw materials or experience difficulties with their co-packing arrangements, including production shortages or quality issues, they might not be able to satisfy demand on a short-term basis. Moreover, industry-wide shortages of certain juice concentrates, dietary ingredients and sweeteners have been and could, from time to time in the future, be experienced, resulting in production fluctuations and/or product shortages. Such shortages could interfere with and/or delay production of certain of their products and could have a material adverse effect on their business and financial results. This could have a material adverse effect on our Company and the trading price of our common stock.

If the target companies do not maintain sufficient inventory levels, if the target companies are unable to deliver their products to their customers in sufficient quantities, and/or if the target companies’ customers’ or retailers’ inventory levels are too high, the target companies’ operating results could be adversely affected

If the target companies do not accurately anticipate the future demand for a particular product or the time it will take to obtain new inventory, their inventory levels may be inadequate and their results of operations may be negatively impacted. If the target companies fail to meet their shipping schedules, the target companies could damage their relationships with distributors and/or retailers, increase their distribution costs and/or cause sales opportunities to be delayed or lost. In order to be able to deliver their products on a timely basis, the target companies need to maintain adequate inventory levels of the desired products. If the inventory of their products held by their distributors and/or retailers is too high, they will not place orders for additional products, which could unfavorably impact the target companies’ future sales and adversely affect their operating results. This could have a material adverse effect on our Company and the trading price of our common stock.

The costs of packaging supplies are subject to price increases from time to time, and the target companies may be unable to pass all or some of such increased costs on to their customers

The target companies’ packaging supply contracts may allow their suppliers to alter the costs they charge the target companies for packaging supplies based on changes in the costs of the underlying commodities that are used to produce those packaging supplies. If the costs of these packaging supplies increase, the target companies may be unable to pass these costs along to their customers through corresponding adjustments to the prices they charge, which could have a material adverse effect on their results of operations. This could have a material adverse effect on our Company and the trading price of our common stock.

If the target companies encounter product recalls, their businesses may suffer and they may incur material losses

The target companies may be required from time to time to recall products entirely or from specific co-packers, markets or batches if such products become contaminated, damaged, mislabeled or otherwise materially non-compliant with applicable regulatory requirements. Material product recalls could adversely affect the target companies’ profitability and their brand images. The target companies may not maintain recall insurance. This could have a material adverse effect on our Company and the trading price of our common stock.

If the target companies are not able to retain the full-time services of senior management, there may be an adverse effect on their operations and/or their operating performance until the target companies find suitable replacements

The target companies’ businesses are dependent, to a large extent, upon the services of their senior management. The target companies may not maintain key person life insurance on any members of their senior management. The loss of services of the target companies’ senior management could adversely affect their businesses until suitable replacements can be found. There may be a limited number of personnel with the requisite skills to serve in these positions, and the target companies may be unable to locate or employ such qualified personnel on acceptable terms. This could have a material adverse effect on our Company and the trading price of our common stock.

Climate change may negatively affect the target companies’ businesses

There is concern that a gradual increase in global average temperatures due to increased carbon dioxide and other greenhouse gases in the atmosphere could cause significant changes in weather patterns around the globe and an increase in the frequency and severity of natural disasters. Changing weather patterns could result in decreased agricultural productivity in certain regions, which may limit availability and/or increase the cost of certain key ingredients, CBDs, juice concentrates, and dietary and other ingredients used in the target companies’ products and could impact the food security of communities around the world. Increased frequency or duration of extreme weather conditions could also impair production capabilities, disrupt the target companies’ supply chains (including, without limitation, the availability of, and/or result in higher prices for, CBDs, juice concentrates, natural flavors and dietary and other ingredients) and/or impact demand for the target companies’ products. Natural disasters and extreme weather conditions, such as hurricanes, wildfires, earthquakes or floods, may affect the target companies’ operations and the operation of the target companies’ supply chains and unfavorably impact the demand for, or the target companies’ consumers’ ability to purchase, the target companies’ products. The predicted effects of climate change may also result in challenges regarding availability and quality of water, or less favorable pricing for water, which could adversely impact the target companies’ businesses and results of operations. In addition, public expectations for reductions in greenhouse gas emissions could result in increased energy, transportation and raw material costs, and may require the target companies to make additional investments in facilities and equipment. As a result, the effects of climate change could have a long-term adverse impact on the target companies’ businesses and results of operations. Sales of the target companies’ products may also be influenced to some extent by weather conditions in the markets in which the target companies operate. Weather conditions may influence consumer demand for certain of the target companies’ products, which could have an effect on the target companies’ operations, either positively or negatively. This could have a material adverse effect on our Company and the trading price of our common stock.

Potential changes in accounting standards or practices and/or taxation may adversely affect the target companies’ financial results

Future changes in accounting standards or practices may have an impact on the target companies’ financial results. New accounting standards could be issued that change the way the target companies record revenues, expenses, assets and liabilities. These changes in accounting standards could adversely affect the target companies’ reported earnings. Increases in direct and indirect income tax rates could affect after-tax income. Equally, increases in indirect taxes (including environmental taxes pertaining to the disposal of beverage containers and/or indirect taxes on beverages) could affect the target companies’ products’ affordability and reduce the target companies’ sales. This could have a material adverse effect on our Company and the trading price of our common stock.

Fluctuations in the target companies’ effective tax rates could adversely affect their financial conditions and results of operations

The target companies may be subject to income and other taxes in both the U.S. and certain foreign jurisdictions. Therefore, the target companies may be subjected to audits for multiple tax years in various jurisdictions at once. At any given time, events may occur which change the target companies’ expectations about how any such tax audits will be resolved and thus, there could be variability in the target companies’ quarterly and/or annual tax rates, because these events may change the target companies’ plans for uncertain tax positions. On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act, which imposes broad and complex changes to the U.S. tax code and may have tax implications for the target companies. This could have a material adverse effect on our Company and the trading price of our common stock.

Growth of operations will depend on the acceptance of the target companies’ products and consumer discretionary spending

The acceptance of the target companies’ CBD-infused products by both retailers and by consumers is critically important to their success. Shifts in retailer priorities and shifts in user preferences away from target companies’ products, target companies’ inability to develop products that appeal to both retailers and consumers, or changes in target companies’ products that eliminate items popular with some consumers could harm their business. Also, their success will depend to a significant extent on discretionary user spending, which is influenced by general economic conditions and the availability of discretionary income. Accordingly, target companies may experience an inability to generate revenue during economic downturns or during periods of uncertainty, when users may decide to purchase products that are cheaper or to forego purchasing any type of the target companies’ products, due to a lack of available capital. Any material decline in the amount of discretionary spending could have a material adverse effect on the target companies’ sales, results of operations, business and financial condition. This could have a material adverse effect on our Company and the trading price of our common stock.

We cannot be certain that the products that the target companies offer will become, or continue to be, appealing and as a result there may not be any demand for these products and the target companies’ sales could decrease, which would result in a loss of revenue. Additionally, there is no guarantee that interest in the target companies’ products will continue, which could adversely affect the target companies’ business and revenues

Demand for CBD-infused products that the target companies sell depends on many factors, including the number of customers that the target companies are able to attract and retain over time, and the competitive environments in the target companies’ industries. This may force the target companies to reduce prices below their desired pricing levels or increase promotional spending. Inability to anticipate changes in user preferences and to meet consumer’s needs in a timely and cost-effective manner all could result in immediate and longer term declines in the demand for the products the target companies plan to offer, which could adversely affect the target companies’ sales, cash flows and overall financial conditions. This could have a material adverse effect on our Company and the trading price of our common stock.

Competition that target companies face is varied and strong

The target companies’ products and industries are subject to competition. There is no guarantee that the target companies can develop or sustain a market position or expand their businesses. We anticipate that the intensity of competition in the future will increase.

The target companies compete with a number of entities in providing products to their customers. Such competitor entities include: (1) a variety of large multinational corporations, including but not limited to companies that have established loyal customer bases over several decades; (2) companies that have an established customer base, and have the same or a similar business plan as the target companies do and may be looking to expand nationwide; and (3) a variety of other local and national companies with which the target companies either currently or may, in the future, compete.

Many of the target companies’ current and potential competitors are well established and have longer operating histories, significantly greater financial and operational resources, and greater name and brand recognition than the target companies have. As a result, these competitors may have greater credibility with both existing and potential customers. They also may be able to offer more products and more aggressively promote and sell their products. The target companies’ competitors may also be able to support more aggressive pricing than the target companies will be able to, which could adversely affect sales, cause the target companies to decrease their prices to remain competitive, or otherwise reduce the overall gross profit earned on the target companies’ products. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies’ industries require the attraction and retention of talented employees

Success in the target companies’ industries does and will continue to require the acquisition and retention of highly talented and experienced individuals. Due to the growth in the targeted market segments, such individuals and the talent and experience they possess is in high demand. There is no guarantee that the target companies will be able to attract and maintain access to such individuals. If the target companies fail to attract, train, motivate and retain talented personnel, the target companies’ businesses, financial conditions, and operating results may be materially and adversely impacted. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies depend on a limited number of suppliers of raw and packaging materials

The target companies rely upon a limited number of suppliers for raw and packaging materials used to make and package their products. The target companies’ success will depend in part upon their ability to successfully secure such materials from suppliers that are delivered with consistency and at a quality that meets their requirements. The price and availability of these materials are subject to market conditions. Increases in the price of the target companies’ products due to the increase in the cost of raw materials could have a negative effect on their business.

If the target companies are unable to obtain sufficient quantities of raw and packaging materials, delays or reductions in product shipments could occur which would have a material adverse effect on the target companies’ businesses, financial conditions and results of operations. The supply and price of raw materials used to produce the target companies’ products can be affected by a number of factors beyond the target companies’ control, such as frosts, droughts, other weather conditions, economic factors affecting growing decisions, and various plant diseases and pests. If any of the foregoing were to occur, no assurance can be given that such condition would not have a material adverse effect on the target companies’ businesses, financial conditions and results of operations. In addition, the target companies’ results of operations are dependent upon their ability to accurately forecast their requirements of raw materials. Any failure by the target companies to accurately forecast its demand for raw materials could result in an inability to meet higher than anticipated demand for products or producing excess inventory, either of which may adversely affect their results of operations. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies depend on a small number of retailers for a significant portion of their sales

Retailers across all channels in the U.S. and other markets have been consolidating, increasing margin demands of brand suppliers, and increasing their own private brand offerings, resulting in large, sophisticated retailers with increased buying power. They are in a better position to resist target companies’ price increases and demand lower prices. They also have leverage to require target companies to provide larger, more tailored promotional and product delivery programs. If the target companies and their distributor partners do not successfully provide appropriate marketing, product, packaging, pricing and service to these retailers, the target companies’ product availability, sales and margins could suffer. Certain retailers make up an important percentage of the target companies’ products’ retail volume, including volume sold by the target companies’ distributor partners. Some retailers also offer their own private label products that compete with some of the target companies’ brands. The loss of sales of any of our products by a major retailer could have a material adverse effect on our business and financial performance. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies depend on third party manufacturers for a portion of their businesses

A portion of the target companies’ sales revenue is dependent on third party manufacturers that the target companies do not control. The majority of these manufacturers’ business comes from producing and/or selling either their own products or their competitors’ products. As independent companies, these manufacturers make their own business decisions. They may have the right to determine whether, and to what extent, they manufacture the target companies’ products, the target companies’ competitors’ products and their own products. They may devote more resources to other products or take other actions detrimental to their brands. In many cases, they are able to terminate their manufacturing arrangements with the target companies without cause. The target companies may need to increase support for their brands in their territories and may not be able to pass on price increases to them. Their financial condition could also be adversely affected by conditions beyond the target companies’ control, and the target companies’ business could suffer as a result. Deteriorating economic conditions could negatively impact the financial viability of third party manufacturers. Any of these factors could negatively affect the target companies’ business and financial performance. This could have a material adverse effect on our Company and the trading price of our common stock.

Failure of third-party distributors upon which the target companies rely could adversely affect their businesses

The target companies rely heavily on third party distributors for the sale of their products to retailers. The loss of a significant distributor could have a material adverse effect on the target companies’ businesses, financial conditions and results of operations. The target companies’ distributors may also provide distribution services to competing brands, as well as larger, national or international brands, and may be to varying degrees influenced by their continued business relationships with other larger companies. The target companies’ independent distributors may be influenced by a large competitor if they rely on that competitor for a significant portion of their sales. There can be no assurance that the target companies’ distributors will continue to effectively market and distribute the target companies’ products. The loss of any distributor or the inability to replace a poorly performing distributor in a timely fashion could have a material adverse effect on the target companies’ businesses, financial conditions and results of operations. Furthermore, no assurance can be given that the target companies will successfully attract new distributors as they increase their presence in their existing markets or expand into new markets. This could have a material adverse effect on our Company and the trading price of our common stock.

Disruptions to production at the target companies’ manufacturing and distribution facilities could occur

Disruptions in production at the target companies’ manufacturing facilities could have material adverse effects on their businesses. In addition, disruptions could occur at any of the target companies’ other facilities or those of the target companies’ suppliers or distributors. The disruptions could occur for many reasons, including fire, natural disaster, weather, water scarcity, manufacturing problems, disease, strikes, transportation or supply interruption, government regulation, cybersecurity attacks or terrorism. Alternative facilities with sufficient capacity or capabilities may not be available, may cost substantially more or may take a significant time to start production, each of which could negatively affect the target companies’ business and financial performance. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may be subject to seasonality related to sales of their products

The target companies’ businesses may be subject to substantial seasonal fluctuations. The target companies’ operating results for any particular quarter may not necessarily be indicative of any other results. If for any reason the target companies’ sales were to be substantially below seasonal norms, the target companies’ annual revenues and earnings could be materially and adversely affected. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may fail to comply with applicable government laws and regulations

The target companies are subject to a variety of federal, state and local laws and regulations in the U.S. These laws and regulations apply to many aspects of their businesses including the manufacture, safety, labeling, transportation, advertising and sale of their products. Violations of these laws or regulations in the manufacture, safety, labeling, transportation and advertising of their products could damage their reputation and/or result in regulatory actions with substantial penalties. In addition, any significant change in such laws or regulations or their interpretation, or the introduction of higher standards or more stringent laws or regulations, could result in increased compliance costs or capital expenditures. For example, changes in recycling and bottle deposit laws or special taxes on the target companies’ beverages and their ingredients could increase in their costs. Regulatory focus on the health, safety and marketing of beverage products is increasing. Certain federal or state regulations or laws affecting the labeling of the target companies’ products, such as California’s “Prop 65,” which requires warnings on any product with substances that the state lists as potentially causing cancer or birth defects, are or could become applicable to the target companies’ products. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies face various operating hazards that could result in the reduction of their operations

The target companies’ operations are subject to certain hazards and liability risks faced by beverage and edibles companies that manufacture and distribute water, tea, wellness and energy drink products, and other edibles, such as defective products, contaminated products and damaged products. The occurrence of such problems could result in a costly product recall and serious damage to the target companies’ reputations for product quality, as well as potential lawsuits. Although the target companies sometimes may maintain insurance against certain risks under various general liability and product liability insurance policies, no assurance can be given that their insurance (if any) will be adequate to fully cover any incidents of product contamination or injuries resulting from their operations and their products. The target companies may not be able to continue to maintain insurance (if any) with adequate coverage for liabilities or risks arising from their business operations on acceptable terms. Even if the insurance (if any) is adequate, insurance premiums could increase significantly which could result in higher costs for the target companies. This could have a material adverse effect on our Company and the trading price of our common stock.

Litigation and publicity concerning product safety or quality, health, human and workplace rights, and other issues could damage the target companies’ brand image and corporate reputation, and may adversely affect the target companies’ results of operations, business and financial conditions

The target companies’ success depends on their ability to build and maintain the brand images for their existing products, new products and brand extensions and maintain their corporate reputations. There can be no assurance that their advertising, marketing and promotional programs and their commitments to product safety and quality and human rights will have the desired impact on their products’ brand image and on consumer preference and demand. Product safety, quality and/or ingredient content issues, efficacy or lack thereof (real or imagined), or allegations of product contamination, even if false or unfounded, could tarnish the image of the affected brands and may cause consumers to choose other products. Furthermore, the target companies’ brand images or perceived product quality could be adversely affected by litigation, unfavorable reports in the media (internet or elsewhere), studies in general and regulatory or other governmental inquiries (in each case whether involving their products or those of their competitors) and proposed or new legislation affecting their industries. In addition, from time to time, there may be public policy endeavors that are either directly related to the target companies’ products and packaging or to their businesses. These public policy debates can occasionally be the subject of backlash from advocacy groups that have a differing point of view and could result in adverse media and consumer reaction, including product boycotts.

Similarly, the target companies’ sponsorship relationships could subject the target companies to negative publicity as a result of actual or alleged misconduct by individuals or entities associated with organizations or individuals the target companies sponsor or support.  Likewise, campaigns by activists connecting the target companies, or their supply chains, with human and workplace rights issues could adversely impact the target companies’ corporate images and reputations. Allegations, even if untrue, that the target companies are not respecting one or more of the 30 human rights found in the United Nations Universal Declaration of Human Rights; actual or perceived failure by the target companies’ suppliers or other business partners to comply with applicable labor and workplace rights laws, including child labor laws, or their actual or perceived abuse or misuse of migrant workers; and adverse publicity surrounding obesity and health concerns related to the target companies’ products, water usage, environmental impact, labor relations or the like could negatively affect the target companies’ overall reputations and brand images, which in turn could have negative impacts on the target companies’ products’ acceptance by consumers.

The target companies could also incur significant liabilities, if lawsuits or claims result in decisions against them, or litigation costs, regardless of the result. Further, any litigation may cause the target companies’ key employees to expend resources and time normally devoted to the operations of their businesses. This could have a material adverse effect on our Company and the trading price of our common stock.

It is difficult and costly for target companies to protect their proprietary rights

The target companies’ commercial success will depend in part on obtaining and maintaining trademark protection, patent protection, and trade secret protection of their products and brands, as well as successfully defending that intellectual property against third-party challenges, which they might not be able to do. The target companies will only be able to protect their intellectual property related to their trademarks, patents and brands to the extent that they have rights under valid and enforceable trademarks, patents or trade secrets that cover their products and brands, which they might not have. Changes in either the trademark and patent laws or in interpretations of trademark and patent laws in the U.S. and other countries may diminish the value of their intellectual property (if any). Accordingly, the target companies cannot predict the breadth of claims that may be allowed or enforced in their issued trademarks or their issued patents (if any). The degree of future protection for their proprietary rights is uncertain because legal means afford only limited protection and may not adequately protect their rights or permit them to gain or keep their competitive advantage. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may face intellectual property infringement claims that could be time-consuming and costly to defend, and could result in their loss of significant rights and the assessment of treble damages

From time to time the target companies may face intellectual property infringement, misappropriation, or invalidity/non-infringement claims from third parties. Some of these claims may lead to litigation. The outcome of any such litigation can never be guaranteed, and an adverse outcome could affect the target companies negatively. For example, were a third party to succeed on an infringement claim against the target companies, the target companies may be required to pay substantial damages (including up to treble damages if such infringement were found to be willful). In addition, the target companies could face an injunction, barring them from conducting the allegedly infringing activity. The outcome of the litigation could require the target companies to enter into a license agreement which may not be under acceptable, commercially reasonable, or practical terms or the target companies may be precluded from obtaining a license at all. It is also possible that an adverse finding of infringement against the target companies may require them to dedicate substantial resources and time in developing non-infringing alternatives, which may or may not be possible. In the case of diagnostic tests, the target companies would also need to include non-infringing technologies which would require the target companies to re-validate their tests. Any such re-validation, in addition to being costly and time consuming, may be unsuccessful.

Finally, the target companies may initiate claims to assert or defend their own intellectual property against third parties. Any intellectual property litigation, irrespective of whether the target companies are the plaintiff or the defendant, and regardless of the outcome, is expensive and time-consuming, and could divert the target companies’ management’s attention from their businesses and negatively affect their operating results or financial condition. This could have a material adverse effect on our Company and the trading price of our common stock.

The target companies may be subject to claims by third parties asserting that the target companies’ employees or the target companies have misappropriated the third parties’ intellectual property, or claiming ownership of what the target companies regard as their own intellectual property

Although the target companies try to ensure that they, their employees, and independent contractors do not use the proprietary information or know-how of others in their work for the target companies, they may be subject to claims that they, their employees, or independent contractors have used or disclosed intellectual property in violation of others’ rights. These claims may cover a range of matters, such as challenges to the target companies’ trademarks, as well as claims that their employees or independent contractors are using trade secrets or other proprietary information of any such employee’s former employer or independent contractors. As a result, the target companies may be forced to bring claims against third parties, or defend claims they may bring against the target companies, to determine the ownership of what the target companies regard as their intellectual property. If the target companies fail in prosecuting or defending any such claims, in addition to paying monetary damages, the target companies may lose valuable intellectual property rights or personnel. Even if the target companies are successful in prosecuting or defending against such claims, litigation could result in substantial costs and be a distraction to management. This could have a material adverse effect on our Company and the trading price of our common stock.

We will not control businesses in which we own a minority equity ownership interest

We will not control any business in which we own a minority equity ownership interest. We can provide no assurance that the owner of the majority equity ownership interest of such business will be able to manage such business successfully. A failure by the owner to such majority equity ownership interest in such business could materially adversely affect our Company and the trading price of our common stock.

Under US generally accepted accounting principles (US GAAP), we will not be able to consolidate our financial statements with the financial statements of companies in which we own minority equity ownership interests

Under US GAAP, we will use the cost method to account for our minority equity ownership interests in CBD-Infused Products Companies because we will own less than 20% of a target companies’ equity ownerships, and because we will have no substantial influence over the management of the CBD-Infused Products Companies. Under the cost method of accounting, we will report the historical costs of the investments as assets on our balance sheet. However, US GAAP does not permit the consolidation of our financial statements with the financial statements of companies in which we own minority equity ownership interests. As such, we will not be allowed to consolidate into our financial statements any portion of the revenues, earnings or assets of companies in which we own minority equity ownership interests. Moreover, even if there is evidence that the fair market values of the investments have increased above their historical costs, US GAAP does not allow increasing the recorded values of the investments. Under US GAAP, the only adjustments that may be made to the historical costs of the investments are write downs of the values of the investments, which must be made if there is evidence that the fair market values of the investments have declined to below the recorded historical costs. As a result of these effects of US GAAP, potential buyers of our stock may be confused because they may not be able to immediately understand the financial results and the values of the ownership interests that we have in CBD-Infused Products Companies. This situation could materially adversely affect our Company and the trading price of our common stock.

We may not be able to exit from minority equity ownership interests

We may not be able to exit from minority equity ownership interests on acceptable terms, if at all. Because our minority equity ownership interests will not allow us to control the management, operations, and direction of the businesses, a potential sale or other exit from such investment may be extremely difficult or impossible to achieve on acceptable terms, if at all. The owners of the majority equity ownership interests in such businesses may refuse to cooperate with such a sale or exit, or may engage in business practices including but not limited to inflated salaries, stock dilution, or other behavior that would result in our minority equity ownership interests having an extremely limited or non-existent market. Such a situation could materially negatively affect our Company and the trading price of our common stock.

We may not be able to properly brand our Company

Because we intend to acquire equity ownership interests in many different CBD-Infused Products Companies, with a range of products, packaging, names and cultures, we may not be able to properly brand our Company or properly represent all of the companies in which we are invested. Consumers and potential investors may have difficulty assimilating all of our diverse business interests, and consequently may not give these equity ownership interests proper valuations. Even if we change the name of our Company to a name that more properly reflects our focus on acquiring equity ownership interests in CBD-Infused Products Companies, such a name change may not be embraced by consumers or potential investors. This situation could materially negatively affect our Company and the trading price of our common stock.

We may not be able to properly market our CBD-infused products

Marketing our CBD-infused products properly will require a great deal of marketing expertise, an extensive and trained staff, and millions of marketing dollars. We do not currently possess any of those assets. Our marketing expertise and experience is limited, our staff size and training is limited, and we lack the necessary marketing dollars. A failure or inability to properly market our CBD-infused products could materially adversely affect our Company ad the trading price of our common stock.

We may not be able to properly manage multiple businesses

We may not be able to properly manage multiple businesses in the CBD-infused products industry. Managing multiple businesses would be more complicated than managing a single line of business, and would require that we hire and manage executives with experience and expertise in different fields. We can provide no assurance that we will be able to do so successfully. A failure to properly manage multiple businesses could materially adversely affect our Company and the trading price of our common stock.

We may not be able to successfully integrate new acquisitions

Even if we are able to acquire additional companies or assets, we may not be able to successfully integrate those companies or assets. For example, we may need to integrate widely dispersed operations with different corporate cultures, operating margins, competitive environments, computer systems, accounting software, compensation schemes, business plans and growth potential requiring significant management time and attention. In addition, the successful integration of any companies we acquire will depend in large part on the retention of personnel critical to our combined business operations due to, for example, unique technical skills or management expertise. We may be unable to retain existing management, finance, accounting, engineering, sales, customer support, and operations personnel that are critical to the success of the integrated Company, resulting in disruption of operations, loss of key information, expertise or know-how, unanticipated additional recruitment and training costs, and otherwise diminishing anticipated benefits of these acquisitions, including loss of revenue and profitability. Failure to successfully integrate acquired businesses could have a material adverse effect on our Company and the trading price of our common stock.

Our acquisitions of businesses may be extremely risky and we could lose all of our investments

We may invest in the CBD-infused products industry or other risky industries. An investment in these companies may be extremely risky because, among other things, the companies we are likely to focus on:  (1) may be viewed as being illegal by the DEA or FDA, by state governments, or by other governmental or regulatory bodies and agencies; (2) typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; (3) tend to be privately-owned and generally have little publicly available information and, as a result, we may not learn all of the material information we need to know regarding these businesses; (4) are more likely to depend on the management talents and efforts of a small group of people; and, as a result, the death, disability, resignation or termination of one or more of these people could have an adverse impact on the operations of any business that we may acquire; (5) may have less predictable operating results; (6) may from time to time be parties to litigation; (7) may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence; (8) may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and (9) their financial statements may be unaudited, improperly prepared, and/or their internal financial controls may be inadequate or non-existent. Our failure to make acquisitions efficiently and profitably could have a material adverse effect on our business, results of operations, financial condition and the trading price of our common stock.

Future acquisitions may fail to perform as expected

Future acquisitions may fail to perform as expected. The acquisitions may be unaudited and we may be supplied inaccurate or misleading historical financial results. Also, non-financial information supplied to us regarding the acquisitions may be inaccurate or misleading. We may overestimate cash flow, underestimate costs, or fail to understand risks. This could materially adversely affect our Company and the trading price of our common stock.

Competition may result in overpaying for acquisitions

Other investors with significant capital may compete with us for attractive investment opportunities. These competitors may include publicly traded companies, private equity firms, privately held buyers, individual investors, and other types of investors. Such competition may increase the price of acquisitions, or otherwise adversely affect the terms and conditions of acquisitions. This could materially adversely affect our Company and the trading price of our common stock.

We may have insufficient resources to cover our operating expenses, dividends owed on our preferred stock, and the expenses of raising money and consummating acquisitions

We have limited cash to cover our operating expenses, dividends owed on our preferred stock, and the expenses incurred in connection with money raising and a business combination. It is possible that we could incur substantial costs in connection with money raising or a business combination. If we do not have sufficient proceeds available to cover our expenses, we may be forced to obtain additional financing, either from our management or third parties. We may not be able to obtain additional financing on acceptable terms, if at all, and neither our management nor any third party is obligated to provide any financing. This could have a negative impact on our Company and our common stock price.

The nature of our proposed future operations is speculative and will depend to a great extent on the businesses which we acquire

While management currently is exclusively exploring potential acquisitions of CBD-Infused Products Companies, there can be no assurance that we will be successful in locating an acquisition candidates meeting our criteria. In the event we complete a merger or acquisition transaction, of which there can be no assurance, our success, if any, will be dependent upon the operations, financial condition and management of the target company, and upon numerous other factors beyond our control. If the operations, financial condition or management of the target company were to be disrupted or otherwise negatively impacted following a transaction, our Company and our common stock price would be negatively impacted.

We may carry out actions that will not require our stockholders’ approval

The terms and conditions of any acquisition could require us to take actions that would not require our stockholders’ approval. In order to acquire certain companies or assets, we may issue additional shares of common or convertible preferred stock, borrow money or issue debt instruments including debt convertible into capital stock. Not all of these actions would require our stockholders’ approval even if these actions dilute our stockholders’ economic or voting interests as shareholders.

Our investigation of potential acquisitions will be limited

Our analysis of new business opportunities will be undertaken by or under the supervision of our Investment Committee. Inasmuch as we will have limited funds available to search for business opportunities and ventures, we will not be able to expend significant funds on a complete and exhaustive investigation of such business or opportunity. We will, however, investigate, to the extent believed reasonable by our Investment Committee, such potential business opportunities or ventures by conducting a “due diligence investigation”. In a due diligence investigation, we intend to obtain and review materials regarding the business opportunity. Typically, such materials will include information regarding a target company’s products, services, contracts, management, ownership, and financial information. In addition, we intend to cause our Investment Committee to personally meet with management and key personnel of target companies, ask questions regarding the target companies’ prospects, tour facilities, and conduct other reasonable investigation of the target companies to the extent of our limited financial resources and management and technical expertise. Any failure of our typical due diligence investigation to uncover issues and problems relating to target companies could materially adversely affect our Company and the trading price of our common stock.

We will have only a limited ability to evaluate the directors and management of potential acquisitions

We may make a determination that our current directors and Chief Executive Officer should not remain, or should reduce their roles, following money raising or a business combination, based on an assessment of the experience and skill sets of new directors and officers and the management of target companies. We cannot assure you that our assessment of these individuals will prove to be correct. This could have a material adverse effect on our Company and the trading price of our common stock.

We will be dependent on outside advisors to assist us

In order to supplement the business experience of management, we may employ accountants, technical experts, appraisers, attorneys, independent contractors or other consultants or advisors. The selection of any such advisors will be made by management and without any control from shareholders. Additionally, it is anticipated that such persons may be engaged by us on an independent basis without a continuing fiduciary or other obligation to us. This could have a material adverse effect on our Company and the trading price of our common stock.

We may fail to manage our growth effectively

Future growth through acquisitions and organic expansion would place a significant strain on our managerial, operational, technical, training, systems and financial resources. We can give you no assurance that we will be able to manage our expanding operations properly or cost effectively. A failure to properly and cost-effectively manage our expansion could materially adversely affect our Company and the trading price of our common stock.

The management of companies we acquire may lose their enthusiasm or entrepreneurship after the sale of their businesses

We can give no assurance that the management of future companies we acquire will have the same level of enthusiasm for operating their businesses following their acquisition by us; or, if they cease performing services for the acquired businesses, that we will be able to install replacement management with the same skill sets and determination. There also is always a risk that management of companies we acquire will attempt to reenter the market and possibly seek to recruit some of our employees. This could materially adversely affect our business and the trading price of our common stock.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a business combination

We believe we will not be subject to regulation under the Investment Company Act (the “Act”) insofar as we will not be engaged in the business of investing or trading in securities. However, in the event that we engage in business combinations which result in us holding passive investment interests in a number of entities, we may become subject to regulation under the Act. In such event, we may be required to register as an investment company and may incur significant registration and compliance costs. We have obtained no formal determination from the government as to our status under the Act, and consequently, any violation of such Act might subject us to material adverse consequences.

Risk Factors Relating to Accounting and Internal Financial Controls

We do not currently employ a full time chief executive officer or a full time chief financial officer

Our chief executive officer and our chief financial officer are part-time employees. There is no assurance that we will be able to retain full-time officers and compensate them at a level acceptable to us. This could materially adversely affect our Company and the trading price of our common stock.

New accounting standards could adversely impact us

From time to time, the Financial Accounting Standards Board, the SEC and other regulatory bodies may issue new and revised standards, interpretations and other guidance that change Generally Accepted Accounting Principles in the United States (“GAAP”). The effects of such changes may include prescribing an accounting method where none had been previously specified, prescribing a single acceptable method of accounting from among several acceptable methods that currently exist, or revoking the acceptability of a current method and replacing it with an entirely different method, among others. Such changes to GAAP could adversely impact our results of operations, financial condition and other financial measures. Such changes could materially adversely affect our Company and the trading price of our common stock.

Decreased effectiveness of stock options could adversely affect our ability to attract and retain employees

We expect to use stock options, warrants, and/or rights to purchase warrants to purchase common stocks as key components of our employee compensation program in order to align employees’ interests with the interests of our stockholders, encourage employee retention, and to provide competitive compensation packages. Volatility or lack of positive performance in our common stock price may adversely affect our ability to retain key employees or to attract additional highly-qualified personnel. At any given time, a portion of our outstanding employee stock options, warrants, and/or rights to purchase warrants, to purchase common stock may have exercise prices in excess of our then-current common stock price, or may have expired worthless. To the extent these circumstances occur, our ability to retain employees may be adversely affected. As a result, we may have to incur increased compensation costs, change our equity compensation strategy, or find it difficult to attract, retain and motivate employees. Any of these situations could materially adversely affect our Company and the trading price of our common stock.

OTHER PROPOSED ACTIONS

None.

ITEM 2.

STATEMENT THAT PROXIES ARE NOT SOLICITED

WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3.

INTEREST OF CERTAIN PERSONS IN OR

IN OPPOSITION TO MATTERS TO BE ACTED UPON

Gerard M. Jacobs, our CEO, and William C. Jacobs, our President and CFO, are interested in the acquisition of Lifted Liquids to the extent that the terms of the Merger require them to make certain representations to Lifted Liquids and enter into a stockholders agreement. In addition, pursuant to their compensation agreements, Messrs. Jacobs and Jacobs are entitled to a step-up in compensation and benefits, and bonuses, in the event that the Merger closes. Other than that, none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us.  No proposals have been received from any of our stockholders.

ITEM 4.

PROPOSALS BY SECURITY HOLDERS

None.

ITEM 5.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

(a) Unless the Company has received contrary instructions from one or more such stockholder, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.

(b) We have undertaken to deliver promptly upon written or oral request a separate copy of the annual report to security holders, information statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the registrant that the security holder wishes to receive a separate copy of an annual report to security holders, information statement, or Notice of Internet Availability of Proxy Materials, as applicable;

(c) A stockholder who wishes to receive a separate annual report to security holders, information statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future by making either a written request to the Company at 31 N. Suffolk Lane, Lake Forest, Illinois 60045, or oral request via telephone at (847) 915-2446.

(d) Stockholders holders sharing an address can request delivery of a single copy of annual reports to security holders, information statements, or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of annual reports to security holders, information statements, or Notices of Internet Availability of Proxy Materials by making either a written request to the Company at 31 N. Suffolk Lane, Lake Forest, Illinois 60045, or oral request via telephone at (847) 915-2446.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us.  The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement.  The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information.  You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Commission. You can read and copy any materials that the Company files with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.   You can obtain information about the operation of the SEC’s Public Reference Room by calling the Commission at 1-800-SEC-0330.  The Commission also maintains a Web site that contains information we file electronically with the Commission, which you can access over the Internet at www.sec.gov.

Dated:  January 17, 2020

By Consent of the Board of Directors

/s/ Gerard M. Jacobs

Gerard M. Jacobs

Chairman, Chief Executive Officer and Secretary

EXHIBITS

Exhibit A – Written Consent of the Majority Shareholders

Exhibit B – Agreement and Plan of Merger, and Exhibits (Executive Employment Agreement, Stockholder Agreement, Registration Rights Agreement, Promissory Note)

Information Statement – Exhibit A

ACTIONS BY WRITTEN CONSENT OF THE

STOCKHOLDERS OF

ACQUIRED SALES CORP.

In accordance with Section 78.320 of the Nevada Revised Statutes (the “NRS”) and Article II, Section 2.12 of the Bylaws of Acquired Sales Corp., a Nevada corporation (the “Corporation”), the undersigned, being holders of a majority of the voting power of the Corporation’s Common Stock entitled to vote hereby adopt the following recitals and resolutions effective as of the date (the "Record Date") this Written Consent has been signed by stockholders holding a majority of the voting power of the Corporation’s Common Stock entitled to vote.

Approval of Merger

WHEREAS, the Corporation desires that Lifted Liquids, Inc., an Illinois corporation and a wholly-owned subsidiary of the Corporation (""Merger Sub") merge with Warrender Enterprise Inc. d/b/a Lifted Liquids, a Wisconsin corporation (“Lifted”) in a merger in which Merger Sub is the survivor (the “Merger”), pursuant to the terms and conditions set forth in that certain Agreement and Plan of Merger (the “Plan of Merger", a copy of which is attached hereto), by and among Lifted, the Corporation, Merger Sub and certain principals of the Corporation and Lifted), and hereby declaring that all terms not otherwise defined herein shall have the meanings ascribed to them in the Plan of Merger; and

WHEREAS, the total consideration to be paid by the Corporation in the Merger to acquire 100% of the ownership of Lifted is (1) three million seven hundred fifty thousand dollars ($3,750,000) in cash, plus (2) note consideration of $3,750,000, plus (3) 3,900,455 shares of unregistered common stock of the Corporation which shall be issued on a pro rata basis for each share of Company Common Stock issued and outstanding immediately prior to the Effective Time as defined and described in the Plan of Merger, plus (4) 645,000 shares of unregistered common stock of the Corporation that will constitute deferred contingent compensation to be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger, plus (5) warrants to purchase an aggregate of 1,820,000 shares of unregistered common stock of the Corporation at an exercise price of $5.00 per share that will be issued and delivered to certain persons specified by Nicholas S. Warrender in a schedule to be delivered by Nicholas S. Warrender to the Corporation at the closing of the Merger; and

WHEREAS, pursuant to the terms of the proposed Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive: (1) such number of shares of AQSP Common Stock equal to the product of (a) the Interest Ratio, multiplied by (b) the Stock Consideration; (2) an amount in cash equal to the product of (a) the Interest Ratio, multiplied by (b) the Cash Consideration; (3)

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any shares of AQSP Common Stock in lieu of fractional shares of AQSP Common Stock payable pursuant to Section 2.1(c) of the Plan of Merger; and (4) an amount in the form of a Promissory Note equal to the product of (a) the Interest Ratio, multiplied by (b) the Note Consideration  (together the “Merger Consideration”); and

WHEREAS, the Corporation stockholders have determined the Merger (a) to be in the best interests of the Corporation and the Corporation stockholders, and (b) to be consistent with and in furtherance of the Corporation’s long-term business strategy;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger, pursuant to the terms of which Lifted will be merged with and into the Merger Sub, with the Merger Sub  being the surviving corporation, such that that holders of Lifted equity will be entitled to receive the Merger Consideration thereunder, is hereby approved and adopted;

RESOLVED FURTHER, that the Merger is intended to qualify as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

RESOLVED FURTHER, that the appropriate executive officers of the Corporation be, and hereby are, authorized, empowered and directed, in the name and on behalf of the Corporation, to negotiate, execute and deliver the Plan of Merger, and all other agreements, documents and filings necessary to consummate the Merger, without qualification (collectively, the “Transaction Documents”), and to take all such other action as may be necessary or appropriate to comply with the Plan of Merger.

Omnibus Resolutions

RESOLVED, that all actions of the Board of Directors of the Corporation and the officers of the Corporation previously taken in furtherance of or in connection with the matters described in the foregoing resolutions are hereby fully ratified and confirmed; and

RESOLVED, that the officers of the Corporation, and each of them, are hereby authorized and directed to prepare (or cause to be prepared) and execute any additional documents and to take such additional action as they deem necessary or advisable, to carry out the purposes and accomplish the intent of the foregoing resolutions.

* * *

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This Written Consent shall be filed in the Minute Book of the Corporation and shall become a part of the records of the Corporation.  This Written Consent may be executed in counterparts, which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned holder of Common Stock of the Corporation has duly executed this Written Consent as of the date written below, understanding that this Written Consent will be effective as of the date it has been signed by stockholders holding a majority of the voting power of the Corporation’s Common Stock entitled to vote.

NAME OF SHAREHOLDER: ____________________________________________________

SIGNATURE: _________________________________________________________________

DATE: _______________________________________________________________________

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Information Statement – Exhibit B

AGREEMENT AND PLAN OF MERGER

By and Among

ACQUIRED SALES CORP.

LIFTED LIQUIDS, INC.

GERARD M. JACOBS

WILLIAM C. JACOBS

and

WARRENDER ENTERPRISE INC.

and

NICHOLAS S. WARRENDER

Dated as of January 7, 2020

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), is entered into as of _______, 2019, by and among Acquired Sales Corp., a Nevada corporation (“AQSP”), Lifted Liquids, Inc., an Illinois corporation and a wholly-owned Subsidiary of AQSP (“Merger Sub”), Gerard M. Jacobs (“GMJ”), William C. Jacobs (“WCJ” and together with GMJ, each, a “Jacobs Owner” and collectively, the “Jacobs Owners”) and WARRENDER ENTERPRISE INC., a Wisconsin corporation d/b/a Lifted Liquids (the “Company”) and Nicholas S. Warrender (the “Company Owner”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 9.1.

RECITALS

WHEREAS, the parties intend for AQSP to acquire the Company, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, in furtherance of such acquisition of the Company by AQSP, and on the terms and subject to the conditions set forth in this Agreement and in accordance with the Illinois Business Corporation Act of 1983 (the “IL BCA”) and the Wisconsin Business Corporation Law (the “WI BCL”), the Company shall be merged with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity (the “Surviving Entity”), and each outstanding share of the Company’s common stock, no par value  per share (the “Company Common Stock”) shall be converted into the right to receive the Merger Consideration;

WHEREAS, the Board of Directors of the Company has: (a) determined that it is in the best interests of the Company and the holders of shares of Company Common Stock, and declared it advisable, to enter into this Agreement with AQSP and Merger Sub; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;

WHEREAS, the Board of Directors of AQSP (the “AQSP Board”) has: (a) determined that it is in the best interests of AQSP and its stockholders, and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;

WHEREAS, the Board of Directors of Merger Sub/AQSP, in its capacity as the sole shareholder of Merger Sub has: (a) determined that it is in the best interests of Merger Sub and its shareholder, and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;

WHEREAS, the AQSP Board has resolved to recommend that the holders of shares of AQSP’s common stock, par value $0.001 per share (the “AQSP Common Stock”) approve the issuance of shares of AQSP Common Stock in connection with the Merger on the terms and subject to the conditions set forth in this Agreement (the “AQSP Stock Issuance”);

WHEREAS, for U.S. federal income tax purposes, the parties intend that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue

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Code of 1986, as amended (the “Code”), and that this Agreement be, and is hereby, adopted as a plan of reorganization within the meaning of Section 368(a) of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

ARTICLE I

THE MERGER

Section 1.1The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the IL BCA and the WI BCL, at the Effective Time: (i) the Company shall merge with and into Merger Sub; (ii) the separate corporate existence of the Company shall cease; and (iii) Merger Sub shall continue its corporate existence under the IL BCA as the surviving corporation in the Merger.

Section 1.2Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) shall take place at 12:01 p.m., Chicago time, on a date that is as soon as practicable (and, in any event, within three Business Days) after the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Fox Rothschild LLP, 321 N. Clark Street, Suite 1600, Chicago, Illinois 60654, unless another place is agreed to in writing by the parties hereto, or by .pdf delivery of the original execution documents and the actual date of the Closing is hereinafter referred to as the “Closing Date.”

Section 1.3Effective Time. Subject to the provisions of this Agreement, on the Closing Date, the Company and Merger Sub shall cause articles of merger (the “IL Articles of Merger”) to be executed, acknowledged, and filed with the Secretary of State of the State of Illinois in accordance with the relevant provisions of the IL BCA and articles of merger (the “WI Articles of Merger”) with the Secretary of State of the State of Wisconsin in accordance with the relevant provisions of the WI BCL and shall make all other filings or recordings required under the IL BCA and the WI BCL. The Merger shall become effective at such time as the IL Articles of Merger has been duly filed with the Secretary of State of the State of Illinois and the WI Articles of Merger have been duly filed with the Secretary of State of the State of Wisconsin or at such later date or time as may be agreed by the Company and AQSP in writing and specified in the IL Articles of Merger in accordance with the IL BCA and the WI Articles of Merger in accordance with the WI BCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

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Section 1.4Effects of the Merger. The Merger shall have the effects set in this Agreement and in the applicable provisions of the IL BCA and the WI BCL. Without limiting the generality of the foregoing, and subject thereto from and after the Effective Time, the effects of the Merger shall be that all assets, property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Entity.

Section 1.5Organizational Documents. At the Effective Time: (i) the articles of incorporation of Merger Sub shall be the articles of incorporation of the Surviving Entity; and (ii) the by-laws of Merger Sub shall be the by-laws of the Surviving Entity.

Section 1.6Directors and Officers. At the Effective Time, the directors of AQSP shall be Gerard M. Jacobs (Chairman), Nicholas S. Warrender (Vice Chairman), Vincent J. Mesolella (Lead outside director), Thomas W. Hines, James S. Jacobs, Joshua A. Bloom, Richard E. Morrissy, Michael D. McCaffrey and a ninth director who will be designated by Nicholas S. Warrender and reasonably acceptable to Gerard M. Jacobs, and the officers of AQSP shall be as set forth below, each to hold the office until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with applicable Law:

Gerard M. Jacobs - Chairman, CEO and Secretary

William C. Jacobs - President, CFO and Treasurer

Nicholas S. Warrender – Co-Founder, Vice Chairman, Chief Operating Officer

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 2.1Effect of the Merger. At the Effective Time, as a result of the Merger and without any action on the part of AQSP or the Company or the holder of any capital stock of AQSP or shares of Company Common Stock:

(a)Conversion of Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive: (i) such number of shares of AQSP Common Stock equal to the product of (A) the Interest Ratio, multiplied by (B) the Stock Consideration; (ii) an amount in cash equal to the product of (A) the Interest Ratio, multiplied by (B) the Cash Consideration; and (iii) an amount in the form of a Promissory Note equal to the product of (a) the Interest Ratio multiplied by (b) the Note Consideration.

(b)Cancellation of Common Stock. At the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a share of Company Common Stock shall, subject to applicable Law, cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 2.2.

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(c)Fractional Shares. Any fractional shares of AQSP Common Stock to be issued upon the conversion of the shares of Company Common Stock shall be rounded up to one full share.

(d)Equity of Merger Sub.  All equity of Merger Sub issued and outstanding at and as of the Effective Time will remain issued and outstanding.

Section 2.2Payment of Merger Consideration.  For purposes of payment of the Merger Consideration (and the payment in lieu of fractions shares pursuant to Section 2.1(c)), AQSP shall be entitled to rely on the information set forth in Section 3.2 of the Company Disclosure Letter with respect to all of the shares of Company Common Stock being held by the Company Owner and the wire instructions identified for payment to the Company Owner. At or promptly following the Effective Time, AQSP shall: (a) deliver to its transfer agent irrevocable instructions to issue to the Company Owner a number of whole shares of AQSP Common Stock equal to the excess of (i) the Stock Consideration, reduced by (ii) the Escrowed Shares and (b) deliver to the Company Owner cash, delivered by wire transfer, in an amount equal to the excess of (i) the Cash Consideration, reduced by (iii) the Escrowed Cash; and (c) AQSP shall deliver the executed Promissory Note to the Company Owner.  At or promptly following the Effective Time, AQSP shall: (x) deliver to its transfer agent irrevocable instructions to issue to the Company Owner (but deliver to the Escrow Agent) the Escrowed Shares, and (y) deliver to the Escrow Agent the Escrowed Cash.

Section 2.3Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of AQSP Common Stock shall occur by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Stock Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

Section 2.4Withholding Rights. AQSP shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws.

Section 2.5Tax Treatment. The Merger is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Code.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE COMPANY OWNER

Except as set forth in the correspondingly numbered Section of the Company Disclosure Letter that relates to such Section or in another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is

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applicable to such Section, the Company and each Company Owner (jointly and severally) hereby represents and warrants to AQSP as follows:

Section 3.1Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)Organization; Standing and Power. The Company is a corporation duly incorporated, validly existing, and in good standing under the Laws of the State of Wisconsin and has the requisite corporate power and authority to own, lease, and operate its assets and to carry on its business as now conducted. The Company is duly qualified or licensed to do business as a foreign corporation in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)Charter Documents. The Company has delivered or made available to AQSP a true and correct copy of the Company’s Charter Documents. The Company is not in material violation of any of the provisions of its Charter Documents.

(c)Subsidiaries. The Company has no Subsidiaries.

Section 3.2Capital Structure; Capital Stock.  Section 3.2 of the Company Disclosure Letter accurately sets forth the outstanding shares of Company Common Stock as of the date hereof. The shares of Company Common Stock have been duly authorized and validly issued, and are owned by the Company Owner, free and clear of all Liens, other than those Liens set forth in Section 3.2 of the Company Disclosure Letter. There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character obligating the Company to issue or sell any equity securities of, or any other interest in, the Company, its business or its assets. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the shares of Company Common Stock except as set forth in Section 3.2 of the Company Disclosure Letter. The Company does not have any outstanding capital stock other than the shares of Company Common Stock set forth in Section 3.2 of the Company Disclosure Letter. Except as provided in this Agreement, the Company does not have any legal obligation to effect any merger, consolidation or reorganization of the Company, nor to enter into any agreement with respect thereto, nor to redeem or repurchase any shares of capital stock, nor to issue any dividends or to make any divestitures except the Estimated Tax Distribution.

Section 3.3Authority; Non-Contravention; Governmental Consents.

(a)Authority. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The Company Owner has voted, in the Company Owner’s capacity as the sole shareholder of the Company, to approve the Merger in accordance with the requirements of the WI BCL. The execution and delivery

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of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other actions on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by AQSP and Merger Sub, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by principles of equity.

(b)Non-Contravention. The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not: (i) contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Company or any Company Permit; (ii) assuming that all Consents contemplated by Section 3.3(c) have been obtained or made, conflict with or violate any Law applicable to the Company or any of its properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company’s loss of any benefit or the imposition of any additional payment or other liability under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which the Company is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company.

(c)Governmental Consents. To the Knowledge of the Company, no consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a “Consent”), any national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the IL Articles of Merger with the Secretary of State of the State of Illinois and the WI Articles of Merger with the Secretary of State of the State of Wisconsin; (ii) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of the OTC; and (iii) the other Consents of Governmental Entities listed in Section 3.3(c) of the Company Disclosure Letter (the “Other Governmental Approvals”).

Section 3.4Company Financial Statements; Undisclosed Liabilities.

(a)Financial Statements. Attached as Section 3.4(a) of Company Disclosure Letter are (a) copies of  the Company’s unaudited financial statements consisting of the balance sheet of the Company as of December 31 of each of the years 2017 and 2018 and

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the related statements of income for the calendar years then ended (the “Annual Financial Statements”) and (b) an unaudited balance sheet of the Company as of September 30, 2019 (the “Interim Balance Sheet”) and the related statements of income for the nine (9) month period then ended (together with the Interim Balance Sheet the “Interim Financial Statements” and the Interim Financial Statements, together with the Annual Financial Statements, the “Financial Statements”). The Financial Statements (i) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of Interim Financial Statements, subject, in the case of the Interim Financial Statements, to year-end adjustments); and (ii) are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated.

(b)Undisclosed Liabilities. The Company does not have any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Interim Balance Sheet; (ii) were incurred since the date of the Interim Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

Section 3.5Absence of Certain Changes or Events. Since the date of the Interim Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of the Company has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

(a)any Company Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

(b)any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.1.

Section 3.6Taxes.

(a)Tax Returns and Payment of Taxes. The Company has been a validly electing S corporation within the meaning of Code Section 1361 and 1362 since its formation. The Company has duly and timely filed or caused to be filed (taking into account any valid extensions) all Tax Returns required to be filed by it. Such Tax Returns are true, complete, and correct in all material respects. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid.

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(b)Availability of Tax Returns. The Company has made available to AQSP complete and accurate copies of all material federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company for any Tax period ending on or after December 31, 2016.

(c)Withholding. The Company has withheld and timely paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee and complied with all information reporting and backup withholding provisions of applicable Law.

(d)Liens. There are no Liens for Taxes upon the assets of the Company other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in the Company’s Financial Statements.

(e)Tax Deficiencies and Audits. No deficiency for any amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or, to the Knowledge of the Company, pending with respect to any Taxes of the Company.

(f)Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company may be subject to Tax in that jurisdiction.

(g)Intended Tax Treatment.  The Company has not taken or agreed not to take any action, and to the Knowledge of the Company, there exist no facts or circumstances that are likely to prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 3.7Intellectual Property.

(a)Scheduled Company-Owned IP. Section 3.7(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing with any Governmental Entity or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations; and (ii) material unregistered Company-Owned IP.

(b)Right to Use; Title. The Company is the sole and exclusive owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property used in or necessary for the conduct of the business of the Company as currently conducted (“Company IP”), in each case, free and clear of all Liens, other than Permitted Liens. The Company Owner does

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not have any ownership interest in, or any claim in or with respect to, any Intellectual Property used by the Company in the conduct of its business.

(c)Validity and Enforceability. The Company’s rights in the Company-Owned IP are valid, subsisting, and enforceable.

(d)Non-Infringement. The Company, in the conduct of its business, has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person. To the Knowledge of the Company, no third party is infringing upon, violating, or misappropriating any Company-Owned IP.

(e)IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation, or violation by the Company of the Intellectual Property of any Person; or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company’s rights with respect to any Company IP. The Company is not subject to any outstanding Order that restricts or impairs the use of any Company-Owned IP.

(f)Company IT Systems. Since the Company’s formation, to the Company’s Knowledge there have been no security breaches of, unauthorized access to or use of, failures or unplanned outages in, or other adverse integrity or security events affecting any Company IT Systems or the data or transactions stored or processed thereon.

Section 3.8Compliance; Permits.

(a)Compliance. The Company is in material compliance with, all Laws or Orders applicable to the Company or by which the Company or any of its businesses or properties is bound. Since the Company’s formation, no Governmental Entity has issued any written notice or notification stating that the Company is not in compliance with any Law.

(b)Permits. The Company holds all permits, licenses, registrations, authorizations and approvals from Governmental Entities (collectively, “Permits”) required to conduct its business as currently being conducted. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company is pending or, to the Knowledge of the Company, threatened. The Company is and, since its formation, has been in compliance with the terms of all Permits. To the Company’s Knowledge, the consummation of the Merger will not require AQSP to obtain any additional Permits in order for AQSP or the Merger Sub to carry on the business of the Company (as the surviving entity) as currently conducted and be in compliance with all Laws.

Section 3.9Litigation; Other Activities. (a) Other than as set forth in Section 3.9 of the Company Disclosure Letter, there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its properties or assets or, to the Knowledge of the Company, any officer or director of the Company in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $25,000; and

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(b) does not seek material injunctive or other material non-monetary relief. None of the Company or any of its properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, or judgment (“Order”) of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent. (b)   The Company has properly accounted (in all material respects) for any cash received by the Company and paid out by the Company in the operation of its business.  Neither the Company nor its Owner, officers or employees have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any Law.

Section 3.10Brokers’ and Finders’ Fees. The Company has not incurred, nor shall it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

Section 3.11Related Person Transactions. No Affiliate has been involved in any material business relationship with the Company, since January 1, 2018, other than those set forth on Section 3.11 of the Company Disclosure Letter.

Section 3.12Employee Matters.

(a)Schedule. Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of each employment agreement, bonus agreement, pension plan, employee benefits plan or program, collective bargaining agreement, or other arrangement providing for employee compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability, medical, or wellness benefits, or other employee benefits or remuneration of any kind, which is sponsored, maintained, contributed to, or required to be contributed to, by the Company, for the benefit of any current or former employee, independent contractor, consultant, or director of the Company (each, a “Company Employee”), or with respect to which the Company or any Company ERISA Affiliate has or may have any Liability (collectively, the “Company Employee Plans”) including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, insured or self-insured, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA.

(b)Documents. The Company has made available to AQSP correct and complete copies (or, if a plan or arrangement is not written, a written description) of all Company Employee Plan current plan documents and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, insurance contracts, and service provider agreements now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Company Employee Plan; (v) the current summary plan description for

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each Company Employee Plan; and (vi) all actuarial valuation reports in the most recent three plan years  related to any Company Employee Plans.

(c)Employee Plan Compliance. Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company material Adverse Effect, (i) Each Company Employee Plan (including any multiemployer plans within the meaning of Section 3(37) of ERISA (each a “Multiemployer Plan”)) has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including, but not limited to ERISA and the Code, where applicable; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, or with respect to a prototype plan, the Company can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and to the Knowledge of the Company no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company, where applicable, has timely made all contributions, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) there are no investigations, audits, inquiries, enforcement actions, or Legal Actions pending or, to the Knowledge of the Company, threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Company Employee Plan; (vi) there are no Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); and (vii) to the Knowledge of the Company, neither the Company nor any of its Company ERISA Affiliates has engaged in a transaction that could subject the Company or any Company ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

(d)Plan Liabilities. Neither the Company nor any Company ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Company Employee Plan and nothing has occurred that constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Company Employee Plan; (ii) except for payments of premiums to the Pension Benefit Guaranty Corporation (“PBGC”) which have been timely paid in full, incurred any liability to the PBGC in connection with any Company Employee Plan covering any active, retired, or former employees or directors of the Company or any Company ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Company Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; (iii) failed to satisfy the health plan

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compliance requirements under the Affordable Care Act, including related information reporting requirements; (iv) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code, regarding the health plan continuation coverage requirements under COBRA; (v) failed to comply with the privacy, security, and breach notification requirements under HIPPA; or (vi) incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 or 4204 of ERISA to any Multiemployer Plan and nothing has occurred that presents a material risk of the occurrence of any withdrawal from or the partition, termination, reorganization, or insolvency of any such Multiemployer Plan which could result in any liability of the Company or any Company ERISA Affiliate to any such Multiemployer Plan. No complete or partial termination of any Company Employee Plan has occurred or is expected to occur.

(e)Certain Company Employee Plans. With respect to each Company Employee Plan:

1.no such plan is a Multiemployer Plan or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of its Company ERISA Affiliates has now or at any time in the past six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such Multiemployer Plan or multiple employer plan;

2.no Legal Action has been initiated by the PBGC to terminate any such Company Employee Plan or to appoint a trustee for any such Company Employee Plan;

3.no Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Section 412 or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and

4.no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Company Employee Plan.

(f)No Post-Employment Obligations. No Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.

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(g)Potential Governmental or Lawsuit Liability. No Company Employee Plan has in the past six years submitted or corrected operational errors under a voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.

(h)Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in material compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).

(i)Health Plan Compliance.  If the Company has a Health Plan, it complies in all material respects with the applicable requirements under the Affordable Care Act, the Code, ERISA, COBRA, HIPAA, and other state and federal statutes governing employer sponsored health care plans with respect to any Company Employee Plan that is a group health plan within the meaning of Section 733(a) of ERISA, Section 5000(b)(1) of the Code or such state statute.

(j)Effect of Transaction. Neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement shall (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of the Company to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Company Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan. No amount that could be received (whether in cash or property or the vesting of any property) as a result of the consummation of the transactions contemplated by this Agreement by any employee, director, or other service provider of the Company under any Company Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code nor would be subject to an excise tax under Section 4999 of the Code.

(k)Employment Law Matters. The Company: (i) is in material compliance with all applicable Laws and agreements regarding hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, use of genetic information, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees, and contingent workers; and (ii) is in material compliance with all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing Company Employees, in each event, except where such failure would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(l)Labor. The Company is not party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or

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trade union with respect to any of its or their operations. There are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

Section 3.13Real Property and Personal Property Matters.

(a)Owned Real Estate. The Company does not own any Real Estate. The Company is not a party to any agreement or option to purchase any real property or interest in real property.

(b)Leased Real Estate. Section 3.13(b) of the Company Disclosure Letter contains a true and complete list of all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date hereof for each such Leased Real Estate (including the date and name of the parties to such Lease document). The Company has made available to AQSP a true and complete copy of each such Lease. Except as set forth on Section 3.13(b) of the Company Disclosure Letter, with respect to each of the Leases: (i) such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither the Company, nor, to the Knowledge of the Company, any other party to the Lease, is in material breach or default under such Lease, and no event has occurred or circumstance exists which, with or without notice, lapse of time, or both, would constitute a material breach or default under such Lease; (iii) the Company’s possession and quiet enjoyment of the Leased Real Estate under such Lease has not been materially disturbed, and to the Knowledge of the Company, there are no material disputes with respect to such Lease; and (iv) the Company has not collaterally assigned or granted any other Liens other than Permitted Liens in such Lease. The Company has not subleased, licensed, or otherwise granted any Person a right to use or occupy such Leased Real Estate or any portion thereof.

(c)Real Estate Used in the Business. The Leased Real Estate identified in Section 3.13(b) of the Company Disclosure Letter comprise all of the real property used in the business of the Company.

(d)Personal Property. The machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned or leased, by the Company are in good working condition and repair, ordinary wear and tear excepted.

Section 3.14Environmental Matters. Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a)The Company is, and for the past three years has been, in material compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable

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Environmental Laws for the operation of the business of the Company as currently conducted.

(b)The Company has not disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from the Leased Real Estate or, to the Knowledge of the Company, at any other location, in either event that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) to the Knowledge of the Company, reasonably likely to result in liability to the Company, in either case of (i) or (ii) under any applicable Environmental Laws.

(c)The Company has not: (i) produced, processed, manufactured, transported, treated, handled, used, or stored any Hazardous Substances, except in material compliance with Environmental Laws, at any Leased Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

(d)The Company has not received written notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company, alleging any Liability or responsibility under or for non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. The Company is not subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

(e)The Company has not expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 3.15Material Contracts.

(a)Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company is a party or any of its assets are bound (excluding any Leases):

1.any employment or consulting Contract (in each case with respect to which the Company has continuing obligations as of the date hereof) with any current or former (A) officer of the Company, (B) director of the Company, or (C) Company Employee;

2.any Contract providing for indemnification or any guaranty by the Company, other than any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

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3.any Contract that purports to limit the right of the Company (A) to engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;

4.any Contract relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by the Company after the date of this Agreement of assets or capital stock or other equity interests of the Company, outside the ordinary course of business;

5.any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any assets, rights, or properties of the Company;

6.any Contract that contains any provision that requires the purchase of all or a portion of the Company’s requirements for a given product or service from a given third party;

7.any Contract that obligates the Company to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger shall obligate AQSP or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;

8.any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any joint venture, partnership, or limited liability company;

9.any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, other than accounts receivables and payables;

10.any employee collective bargaining agreement or other Contract with any labor union;

11.any Company IP Agreement, other than licenses for shrink-wrap, click-wrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for the Company;

12.any other Contract under which the Company is obligated to make payment or incur costs in excess of $50,000 in any year and which is not otherwise described in clauses (i)–(xii).

(b)Schedule of Material Contracts; Documents. Section 3.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all

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Company Material Contracts. The Company has made available to AQSP correct and complete copies of all Company Material Contracts, including any amendments thereto.

(c)No Breach. (i) All the Company Material Contracts are legal, valid, and binding on the Company, enforceable against it in accordance with its terms, and is in full force and effect in all material respects; and (ii) neither the Company nor, to the Knowledge of the Company, any third party is in material breach or default, or has received written notice of a material breach or default, of any Company Material Contract.

Section 3.16Insurance. Section 3.16 of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all material insurance policies of the Company.  Each such insurance policy is in full force and effect and such insurance policies provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company operates, and as is sufficient to comply with applicable Law. The Company is not in material breach or default, and the Company has not taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or trigger termination or material modification of, any of such insurance policies. To the Knowledge of the Company: (i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

Section 3.17Information Supplied. None of the information regarding the Company that is supplied or to be supplied by the Company in writing, specifically for inclusion or incorporation by reference in the Schedule 14C information statement to be filed with the SEC and sent to the AQSP stockholders in connection with the AQSP Stockholder Approval Matters (including any amendments or supplements thereto, the “Information Statement”) shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information that was not supplied by the Company in writing specifically for the Information Statement.

Section 3.18Outside CBD Business. Except as disclosed in Schedule 3.18, as of the date hereof and as of the Closing, the Company Owner does not have any interest in any brand, product, Person or business engaged in the manufacturing, sale, distribution or transport of CBD-infused products other than through the Company (with any interests such businesses being referred to herein as an “Outside CBD Business Interests”). For the avoidance of doubt, Outside CBD Business Interests shall not include the Company Owner owning, solely as an investment, securities of any Person traded over the counter or on any national securities exchange if the Company Owner is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 3% or more of any class of securities of such Person.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF AQSP AND MERGER SUB

Except: (a) as disclosed in the AQSP SEC Documents and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); or (b) as set forth in the correspondingly numbered Section of the AQSP Disclosure Letter that relates to such Section or in another Section of the AQSP Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section; AQSP hereby represents and warrants to the Company and each Company Owner as follows:

Section 4.1Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)Organization; Standing and Power. Each of AQSP and its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of AQSP and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary.

(b)Charter Documents. The articles of incorporation and by-laws of AQSP as most recently filed with the AQSP SEC Documents are true, correct, and complete copies of such documents as in effect as of the date of this Agreement. AQSP has delivered or made available to the Company a true and complete copy of Merger Sub’s Charter Documents. Neither AQSP nor Merger Sub is in violation of any of the provisions of its Charter Documents.

(c)Subsidiaries. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of AQSP, including Merger Sub, have been validly issued and are owned by AQSP, directly or indirectly, free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (i) imposed by applicable securities Laws; or (ii) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of AQSP. Except for the capital stock of, or other equity or voting interests in,

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its Subsidiaries, AQSP does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

Section 4.2Capital Structure.

(a)Capital Stock. Section 4.2 of the AQSP Disclosure Letter completely and accurately sets forth the capital structure of AQSP as of the date of this Agreement (including but not limited to, as of the date hereof: (i) the number of shares of AQSP Common Stock authorized, issued and outstanding; and (ii) the number of shares of AQSP Preferred Stock authorized, issued and outstanding, (iii) the number of shares of AQSP Common Stock reserved for issuance pursuant to outstanding AQSP Equity Awards).

1.Section 4.2(a) of the AQSP Disclosure Letter sets forth a complete and accurate list, as of the close of business on January 7, 2020, of all outstanding Equity Awards of AQSP, indicating with respect to each such Equity Award the name of the holder thereof, the number of shares and class of stock subject to such Equity Award, the exercise price (if applicable) and the date of grant.  Other than as set forth on Section 4.2 of the AQSP Disclosure Letter, as of the date hereof, there are no outstanding (A) securities of AQSP or any of its Subsidiaries convertible into or exchangeable for AQSP Voting Debt or shares of capital stock of AQSP, (B) options, warrants, or other agreements or commitments to acquire from AQSP or any of its Subsidiaries, or obligations of AQSP or any of its Subsidiaries to issue, any AQSP Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) AQSP, or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of AQSP, in each case that have been issued by AQSP or its Subsidiaries (the items in clauses (A), (B), and (C), together with the capital stock of AQSP, being referred to collectively as “AQSP Securities”). All outstanding shares of AQSP Common Stock, all outstanding AQSP Equity Awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of AQSP, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws and, with respect to Equity Awards, in accordance with the terms of the applicable equity plans and award agreements.

2.Other than as set forth on Section 4.2 of the AQSP Disclosure Letter, as of the date hereof, there are no outstanding Contracts requiring AQSP or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any AQSP Securities or AQSP Subsidiary Securities. Neither AQSP nor any of its Subsidiaries is a party to any voting agreement with respect to any AQSP Securities or AQSP Subsidiary Securities.

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(b)Voting Debt. No bonds, debentures, notes, or other indebtedness issued by AQSP or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of AQSP or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of AQSP or any of its Subsidiaries, are issued or outstanding (collectively, “AQSP Voting Debt”).

(c)AQSP Subsidiary Securities. As of the date hereof, there are no outstanding: (i) securities of AQSP or any of its Subsidiaries convertible into or exchangeable for AQSP Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of AQSP; (ii) options, warrants, or other agreements or commitments to acquire from AQSP or any of its Subsidiaries, or obligations of AQSP or any of its Subsidiaries to issue, any AQSP Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of AQSP; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of AQSP, in each case that have been issued by a Subsidiary of AQSP (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “AQSP Subsidiary Securities”).

Section 4.3Authority; Non-Contravention; Governmental Consents; Board Approval.

(a)Authority. Each of AQSP and Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to, in the case of the consummation of the Merger, the Requisite AQSP Vote, to consummate the transactions contemplated by this Agreement. Except for the Requisite AQSP Vote, no other corporate proceedings on the part of AQSP or Merger Sub is necessary to authorize the execution and delivery of this Agreement or to consummate the Merger, the AQSP Stock Issuance, and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by AQSP and Merger Sub and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of AQSP and Merger Sub, enforceable against AQSP and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)Non-Contravention. The execution, delivery, and performance of this Agreement by AQSP and Merger Sub and the consummation by AQSP and Merger Sub of the transactions contemplated by this Agreement, do not and shall not: (i) contravene or conflict with, or result in any violation or breach of, AQSP’s Charter Documents or Merger Sub’s Charter Documents; (ii) assuming that all of the Consents contemplated by Section 4.3(c) have been obtained or made, and in the case of the consummation of the

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Merger, obtaining the Requisite AQSP Vote, conflict with or violate any Law applicable to either of AQSP or Merger Sub or any of their properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in AQSP’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which AQSP or any of its Subsidiaries is a party or otherwise bound; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of AQSP or any of its Subsidiaries.

(c)Governmental Consents. Other than as set forth in Section 4.3 of the AQSP Disclosure letter, no Consent of any Governmental Entity is required to be obtained or made by AQSP or Merger Sub in connection with the execution, delivery, and performance by AQSP or Merger Sub of this Agreement or the consummation by AQSP or Merger Sub of the Merger, the AQSP Stock Issuance, and the other transactions contemplated hereby, except for: (i) the filing of the IL Articles of Merger with the Secretary of State of the State of Illinois and the WI Articles of Merger with the Secretary of State of the State of Wisconsin; (ii) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of the OTC; (iii) the filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, the AQSP Stock Issuance, and the other transactions contemplated by this Agreement; and (iv) the Other Governmental Approvals.

(d)Board Approval.

1.The AQSP Board by resolutions duly adopted by a majority vote at a meeting of the directors of AQSP duly called and held and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, and the AQSP Stock Issuance, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, AQSP and the AQSP’s stockholders, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger and the AQSP Stock Issuance, upon the terms and subject to the conditions set forth herein, (C) directed that the AQSP Stockholder Approval Matters be submitted to a vote of, or written consent by, AQSP’s stockholders, and (D) resolved to recommend that AQSP’s stockholders vote in favor of approval of the AQSP Stockholder Approval Matters.

2.By resolutions duly adopted by AQSP in its capacity as the sole shareholder of Merger Sub and not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Merger Sub and AQSP, as the sole shareholder of Merger Sub, and (B) approved and declared advisable this

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Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, and (C)resolved to recommend that AQSP as the sole shareholder of Merger Sub, approve the adoption of this Agreement in accordance with the IL BCA.

(e)Voting Requirements. The affirmative vote of the holders of a majority of all outstanding shares of AQSP Common Stock entitled to vote thereon is necessary to adopt this Agreement and approve the AQSP Stockholder Approval Matters (the “Requisite AQSP Vote”). The Requisite AQSP Vote is the only vote of holders of any securities of AQSP or its Subsidiaries necessary to approve and consummate the Merger and the AQSP Stock Issuance, and the transactions contemplated by this Agreement.

Section 4.4SEC Filings; Financial Statements; Undisclosed Liabilities.

(a)SEC Filings. AQSP has filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2016 (the “AQSP SEC Documents”). True, correct, and complete copies of all the AQSP SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the AQSP SEC Documents conform in all material respects with the applicable requirements of the Securities Act, and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such AQSP SEC Documents. None of the AQSP SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that AQSP makes no representation as to the accuracy and completeness of its risk factors and other disclosures regarding the manufacture, sale, distribution or transport of CBD infused products.  Except as disclosed in writing by AQSP, there are no outstanding or unresolved comments received from the SEC with respect to any of the AQSP SEC Documents, and to the Knowledge of AQSP, none of the AQSP SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation. None of AQSP’s Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC.

(b)Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the AQSP SEC Documents: (i) complied in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective

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dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of AQSP and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

(c)Undisclosed Liabilities. The audited balance sheet of AQSP dated as of December 31, 2018 contained in the AQSP SEC Documents filed prior to the date hereof is hereinafter referred to as the “AQSP Balance Sheet.” Other than as set forth in Section 4.4 of the AQSP Disclosure Letter, neither AQSP nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the AQSP Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the AQSP Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

Section 4.5Absence of Certain Changes or Events. Since the date of the AQSP Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, there has not been or occurred any AQSP Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, an AQSP Material Adverse Effect.

Section 4.6Compliance; Permits.

(a)AQSP and each of its Subsidiaries are and, since November 10, 2018, have been in compliance with, all Laws or Orders applicable to AQSP or any of its Subsidiaries or by which AQSP or any of its Subsidiaries or any of their respective businesses or properties is bound. Since November 10, 2018, no Governmental Entity has issued any notice or notification stating that AQSP or any of its Subsidiaries is not in compliance with any Law.

(b)Permits. AQSP and its Subsidiaries hold all Permits necessary to operate their respective businesses as such businesses are being operated as of the date hereof.  AQSP and its Subsidiaries are in material compliance with all Permits, and no suspension, cancellation, non-renewal, or adverse modifications of any Permits of AQSP or any of its Subsidiaries is pending or, to the Knowledge of AQSP, threatened.

Section 4.7Litigation. Except as set forth in Section 4.7 of the AQSP Disclosure Letter, there is no Legal Action pending, or to the Knowledge of AQSP, threatened against AQSP or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of AQSP, any officer or director of AQSP or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount that would reasonably be expected to have, individually or in the aggregate, an AQSP Material

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Adverse Effect; and (b) does not seek material injunctive or other material non-monetary relief. None of AQSP or any of its Subsidiaries or any of their respective properties or assets is subject to any Order of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent, which would reasonably be expected to have, individually or in the aggregate, an AQSP Material Adverse Effect. Except as set forth on Section 4.7 of the AQSP Disclosure Letter, to the Knowledge of AQSP, there are no SEC inquiries or investigations, other governmental inquiries or investigations, or internal investigations pending or threatened, in each case regarding any accounting practices of AQSP or any of its Subsidiaries or any malfeasance by any officer or director of AQSP.

Section 4.8Brokers. Except as set forth on Section 4.8 of the AQSP Disclosure Letter, neither AQSP nor any of its Affiliates has incurred, nor shall it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated hereby.

Section 4.9Tax Matters.

(a)Each of AQSP and its Subsidiaries has filed all federal income Tax Returns and all other material Tax Returns that it was required to file. All such Tax Returns were true, correct, and complete in all material respects. All material Taxes due and owing by AQSP or any of its Subsidiaries (whether or not shown on any Tax Return) have been paid.  Neither AQSP nor any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. No written claim has been made within the past 3 years by an authority in a jurisdiction where AQSP or any of its Subsidiaries does not file Tax Returns that AQSP or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of AQSP or any of its Subsidiaries. Each of AQSP and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(b)There is no material dispute or claim concerning any Tax liability of AQSP or any of its Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to which AQSP or its Subsidiaries has Knowledge based upon personal contact with any agent of such authority.

(c)None of AQSP’s or its Subsidiaries Tax Returns have been audited or are currently the subject of audit. Neither AQSP nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d)Neither AQSP nor any of its Subsidiaries is or has been a party to any ‘‘listed transaction,’’ as defined in Code §6707A(c)(2) and Reg. §1.6011-4(b)(2).

Section 4.10Information Supplied. None of the information supplied or to be supplied by or on behalf of AQSP for inclusion or incorporation by reference in the Information

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Statement shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Information Statement shall comply as to form in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, no representation or warranty is made by AQSP with respect to statements made or incorporated by reference therein based on information supplied by the Company.

Section 4.11Ownership of Company Common Stock. Neither AQSP nor any of its Affiliates owns any shares of Company Common Stock.

Section 4.12Intended Tax Treatment. Neither AQSP nor any of its Subsidiaries has taken or agreed to take any action, and to the Knowledge of AQSP there exists no fact or circumstance, that is reasonably likely to prevent or impede the Merger, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 4.13Financial Capability. AQSP has or will have prior to the Effective Time, sufficient funds to pay the aggregate Cash Consideration contemplated by this Agreement and to perform the other obligations of AQSP contemplated by this Agreement.

Section 4.14Merger Sub. Merger Sub (a) has engaged in no business activities other than those related to the transactions contemplated by this Agreement; and (b) is a direct, wholly-owned Subsidiary of AQSP.

ARTICLE V

COVENANTS

Section 5.1Conduct of Business of the Company. Except as set forth in Section 5.1 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time or termination of this Agreement, the Company shall, except as expressly contemplated by this Agreement, as required by applicable Law, or with the consent of AQSP (which consent shall not be unreasonably withheld, conditioned, or delayed), conduct its business in the ordinary course of business consistent with past practice. To the extent consistent therewith, the Company shall use its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of its current officers and employees, to preserve its present relationships with customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it. Without limiting the generality of the foregoing, except as otherwise contemplated by this Agreement, or as set forth in Section 5.1 of the Company Disclosure Letter, or as required by Law, between the date of this Agreement and the Effective Time, the Company shall not, without the consent of AQSP (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)amend its Charter Documents;

(b)(i) split, combine, or reclassify any shares of Company Common Stock, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any shares of Company Common Stock, or (iii) declare, set aside, or pay any

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dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock, other than the Estimated Tax Distributions (for avoidance of doubt, the Company shall be permitted to make the Estimated Tax Distributions to the Company Owner prior to the Merger in accordance with Section 5.11);

(c)issue, sell, pledge, dispose of, or encumber any shares of Company Common Stock or in any other manner alter the ownership of the shares of Company Common Stock set forth in Section 3.2(a) of the Company Disclosure Letter;

(d)except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date of this Agreement (i) increase the compensation payable or that could become payable by the Company to managers, directors, officers, or employees, other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, (ii) promote any officers or employees, except in connection with the Company’s annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, or (iii) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company Employee Plans;

(e)acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person outside the ordinary course of business;

(f)(i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, other than in the ordinary course of business; provided, however, that the foregoing shall not prohibit the Company from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting of non-exclusive licenses under the Company IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(g)repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course of business consistent with past practice;

(h)enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract or any Lease with respect to material Leased Real Estate, other than in the ordinary course of business;

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(i)institute, settle, or compromise any Legal Action involving the payment of monetary damages by the Company of any amount exceeding $25,000 in the aggregate, other than (i) the settlement of the current litigation involving Mile High (ii) any Legal Action brought against AQSP arising out of a breach or alleged breach of this Agreement by AQSP, and (iii) the settlement of claims, liabilities, or obligations reserved against on the Interim Balance Sheet; provided, however, that the Company shall not settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;

(j)make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(k)(i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Interim Balance Sheet, (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company;

(l)enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(m)take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Company, except for AQSP or any of its Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

(n)abandon, allow to lapse, sell, assign, transfer, grant any security interest in or otherwise encumber or dispose of any material Company IP, or grant any right or license to any material Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(o)terminate or modify in any material respect any insurance policy;

(p)enter into any discussions, negotiations, letters of intent, mergers, reorganizations, stock sales, asset sales (other than asset sales in the ordinary course of business), loan agreements, financing agreements or arrangements of any type, other capital raises, or other contracts or arrangements outside of the ordinary course of business that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Merger, or the other transactions contemplated by this Agreement; or

(q)agree or commit to do any of the foregoing.

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Section 5.2Conduct of the Business of AQSP. During the period from the date of this Agreement until the Effective Time, AQSP shall not, nor shall it permit any of its Subsidiaries (including Merger Sub) to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)amend its Charter Documents in a manner that would adversely affect the Company or the holders of shares of Company Common Stock relative to the other holders of AQSP Common Stock;

(b)(i) split, combine, or reclassify any AQSP Securities or AQSP Subsidiary Securities in a manner that would adversely affect the Company or the holders of the shares of Company Common Stock relative to the other holders of AQSP Common Stock, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any AQSP Securities or AQSP Subsidiary Securities, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries, dividends paid to holders of AQSP Preferred Stock, and ordinary quarterly dividends, consistent with past practice with respect to timing of declaration and payment);

(c)adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(d)take any action that is intended or that would reasonably be expected to, individually or in the aggregate, prevent, impede, or materially delay the consummation of the Merger, or the other transactions contemplated by this Agreement, provided that this clause shall not be deemed or construed to prevent AQSP from raising capital or making acquisitions approved by the Company Owner;

(e)issue any AQSP Securities other than as set forth on Section 5.2(e) of the AQSP Disclosure Letter or as may hereafter be approved by the Company Owner; or

(f)agree or commit to do any of the foregoing.

Section 5.3Access to Information.  From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VIII, the Company shall afford to AQSP and AQSP’s Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of the Company. The Company shall not be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention).  AQSP will treat and hold as such any confidential information it receives from the Company in the course of the reviews contemplated by this Section, will not

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use any of the confidential information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Company all tangible embodiments (and all copies) of the confidential information which are in its possession.  Notwithstanding the foregoing, prior to the Effective Date, without the prior written consent of the Company Owner none of AQSP, its Subsidiaries or their representatives shall contact any suppliers or licensors to or customers of, the Company, in connection with or pertaining to any subject matter of this Agreement. No investigation shall affect the Company’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to AQSP pursuant to this Agreement.

Section 5.4AQSP Stockholders Consent. As soon as reasonably practicable following the date of this Agreement, AQSP shall prepare a written consent in accordance with applicable Law and AQSP’s Charter Documents covering all AQSP Stockholder Approval Matters (the “AQSP Stockholders Consent”). AQSP shall use its best efforts to obtain the signatures from AQSP stockholders representing the Requisite AQSP Vote necessary to cause such AQSP Stockholders Consent to be properly approved by the AQSP stockholders in accordance with applicable Law and AQSP’s Charter Documents. AQSP shall promptly notify the Company upon obtaining signatures representing the Requisite AQSP Vote. Each Jacobs Owner agrees to execute promptly the AQSP Stockholders Consent and thereby vote to approve the AQSP Stockholder Approval Matters.

Section 5.5Preparation of Information Statement. As soon as reasonably practicable following approval of AQSP Stockholders Consent in accordance with applicable Law and AQSP’s Charter Documents, AQSP shall prepare and file with the SEC a preliminary Information Statement.  AQSP shall use its reasonable best efforts to ensure that the Information Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. AQSP shall promptly provide the Company and its counsel with any comments or other communications, whether written or oral, that AQSP or its counsel may receive from the SEC or its staff with respect to the preliminary Information Statement promptly after the receipt of such comments and AQSP shall give reasonable and good faith consideration to any comments made by the Company or its counsel. AQSP shall use commercially reasonable efforts to respond to any such comments in an expeditious matter (and the Company and the Company Owner shall provide timely, reasonable cooperation to AQSP in respect of any such comments). As soon as practicable following the resolution of any such comments from the SEC, or in the event AQSP has not received any communications from the SEC regarding preliminary Information Statement within ten (10) Business Days of the filing thereof (or has been notified by the SEC that the SEC will not comment on the preliminary Information Statement), then AQSP shall promptly file a definitive Information Statement with the SEC and shall cause the Information Statement to be disseminated to AQSP’s stockholders in accordance with the Exchange Act as promptly as practicable thereafter (with the first day on which the definitive Information Statement is mailed to an AQSP stockholder being the “Mailing Date”). AQSP shall also take any other action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or “blue sky” Laws, and the rules and regulations thereunder in connection with the issuance of AQSP Common Stock in the Merger, and the Company shall furnish to AQSP all information concerning the Company as may be reasonably requested in connection with any such actions.

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Section 5.6Notices of Certain Events; Stockholder Litigation; No Effect on Disclosure Letter.

(a)The Company shall notify AQSP, and AQSP shall notify the Company, promptly of: (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and (iii) any event, change, or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 6.2(a), Section 6.2(b), or Section 6.2(c) of this Agreement (in the case of the Company) or Section 6.3(a), Section 6.3(b), or Section 6.3(c) of this Agreement (in the case of AQSP), to be satisfied.

(b)The Company shall promptly advise AQSP in writing after becoming aware of any Legal Action commenced, or to the Company’s Knowledge threatened, after the date hereof against the Company or any of its managers or owners (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby (including the Merger) and shall keep AQSP reasonably informed regarding any such Legal Action. The Company shall give AQSP the opportunity to consult with the Company regarding the defense or settlement of any such litigation and shall consider AQSP’s views with respect to such litigation and shall not settle any such litigation without the prior written consent of AQSP (which consent shall not be unreasonably withheld, delayed, or conditioned).  AQSP shall promptly advise the Company in writing after becoming aware of any Legal Action commenced, or to the AQSP’s Knowledge threatened, after the date hereof against AQSP or any of its managers or owners (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby (including the Merger) and shall keep the Company reasonably informed regarding any such Legal Action. AQSP shall give the Company the opportunity to consult with AQSP regarding the defense or settlement of any such litigation and shall consider the Company’s views with respect to such litigation and shall not settle any such litigation without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed, or conditioned).

(c)In no event shall: (i) the delivery of any notice by a party pursuant to this Section 5.6 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the parties or the conditions to the obligations of the parties under this Agreement; (ii) disclosure by the Company be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to the Company’s representations or warranties; or (iii) disclosure by AQSP be deemed to amend or supplement the AQSP Disclosure Letter or constitute an exception to AQSP’s representations or warranties. This Section 5.6 shall not constitute a covenant or agreement for purposes of Section 6.2(b) or Section 6.3(b).

Section 5.7Employees; Benefit Plans.

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(a)During the period commencing at the Effective Time and ending on the date which is twelve months from the Effective Time (or if earlier, the date of the employee’s termination of employment with AQSP and its Subsidiaries), and to the extent consistent with the terms of the governing plan documents, AQSP shall provide the employees of the Company who remain employed immediately after the Effective Time (collectively, the “Company Continuing Employees”) with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health or defined benefit retirement benefits) that are, in the aggregate, no less favorable than the annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health or defined benefit retirement benefits) provided by the Company on the date of this Agreement, provided, that this Section shall be superseded, in regard to all Company Continuing Employees, by the terms and conditions of any employment agreement between any of the Company Continuing Employees and AQSP.

(b)With respect to any “employee benefit plan,” as defined in Section 3(3) of ERISA, maintained by AQSP or any of its Subsidiaries, excluding any retiree health plans or programs maintained by AQSP or any of its Subsidiaries, any defined benefit retirement plans or programs maintained by AQSP or any of its Subsidiaries (collectively, “AQSP Benefit Plans”) in which any Company Continuing Employees shall participate effective as of the Effective Time, and subject to the terms of the governing plan documents, AQSP shall credit all service of the Company Continuing Employees with the Company as if such service were with AQSP, for purposes of eligibility to participate (but not for purposes of benefit accrual, except for vacation )or paid time off) and severance, if applicable) for full or partial years of service in any AQSP Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Effective Time; provided, however, that such service shall not be credited to the extent that: (i) such crediting would result in a duplication of benefits; or (ii) such service was not credited under the corresponding Company Employee Plan.  If any Company Employee Plan that is a welfare benefit plan is terminated during a plan year and Company Continuing Employees are enrolled in a comparable AQSP Benefit Plan providing such welfare benefit (including medical, dental, life insurance, short-term and long-term disability plans), AQSP shall waive any waiting periods or limitations for preexisting conditions and shall ensure that each Company Continuing Employee is given credit under the AQSP Benefit Plan for any amounts paid toward deductibles, co-payments or out-of-pocket limits incurred under the Company Employee Plan during the same plan year.

(c)AQSP shall ensure that any Company Continuing Employee whose employment with AQSP or any of its Subsidiaries is involuntarily terminated (other than for cause) within twelve months on or after the Effective Time receives severance benefits the greater of: (i) as required under applicable Law (ii) no less favorable than those provided under the applicable Company Employee Plan covering such Company Employee immediately prior to the Effective Time or (iii) no less favorable in the aggregate than the severance benefits as described on Section 5.7(c) of the Company Disclosure Letter.

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(d)This Section 5.7 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.7, express or implied, shall confer upon any Company Employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.7. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the AQSP or any of its Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by it; or (iii) shall prevent AQSP or any of its Affiliates from terminating the employment of any Company Continuing Employee following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 5.7 shall not create any right in any Company Employee or any other Person to any continued employment with AQSP or any of its Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Company Employee and AQSP.

(e)With respect to matters described in this Section 5.7, the Company shall not send any written notices or other written communication materials to Company Employees without the prior written consent of AQSP and, prior to Closing, AQSP shall not send any written notice or other written communication materials to Company Employees without the prior written consent of the Company.

Section 5.8Directors’ and Officers’ Exculpation and Indemnification.

(a)Other than with respect to violations of this Agreement, AQSP agrees that all rights to indemnification, advancement of Expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company (each an “Indemnifiable Company Party”) as provided in the Charter Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.8 of the Company Disclosure Letter, shall be assumed by AQSP and shall remain in full force and effect in accordance with their terms. For a period of six years from the Effective Time, AQSP shall maintain in effect the exculpation, indemnification, and advancement of Expenses equivalent to the provisions of the Charter Documents of the Company as in effect immediately prior to the Effective Time with respect to acts or omissions by any Indemnifiable Company Party occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnifiable Company Party, provided that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim.

(b)The obligations of AQSP under this Section 5.8 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnifiable Company Party to whom this Section 5.8 applies without the consent of such affected Indemnifiable Company Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.8 applies shall be third party

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beneficiaries of this Section 5.8, each of whom may enforce the provisions of this Section 5.8).

(c)In the event AQSP: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of AQSP shall assume all of the obligations set forth in this Section 5.8. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnifiable Company Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 5.8 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.9Commercially Reasonable Efforts.

(a)Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.9), each of the parties hereto shall, and shall cause its Subsidiaries to, use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most commercially reasonable manner practicable, the transactions contemplated by this Agreement, including: (i) obtaining all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) obtaining all necessary consents or waivers from third parties; and (iii) execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and AQSP shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in taking the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, on the one hand, or AQSP, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any

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Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.

(b)In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company and AQSP shall cooperate in all reasonable respects with the other and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement.

(c)Notwithstanding anything to the contrary set forth in this Agreement, none of AQSP or any of its Subsidiaries shall be required to, and the Company may not, without the prior written consent of AQSP, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement, or order to: (i) sell, license, assign, transfer, divest, hold separate, or otherwise dispose of any assets, business, or portion of business of the Company, AQSP, or any of their respective Subsidiaries; (ii) conduct, restrict, operate, invest, or otherwise change the assets, business, or portion of business of the Company, AQSP, or any of their respective Subsidiaries in any manner; or (iii) impose any restriction, requirement, or limitation on the operation of the business or portion of the business of the Company, AQSP, or any of their respective Subsidiaries.

Section 5.10Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and AQSP substantially in the form set forth on Section 5.10 of the AQSP Disclosure Letter. Thereafter, each of the Company and AQSP agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and AQSP (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.10 shall not apply to any release or announcement made or proposed to be made in connection with any disclosures made in compliance with Section 5.5.

Section 5.11Certain Tax Matters.

(a)None of the Company or AQSP shall take or fail to take any action which action (or failure to act) would reasonably be expected to prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

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(b)The parties acknowledge that the Company has elected to be taxable as a corporation subject to subchapter S of title 1 of the Code (an “S corporation”), and in accordance therewith, the income of the Company has been allocated to the Company Owner for federal income tax purposes.  As a result of the Merger and pursuant to Treasury Regulations Section 1.1362-3, the Company shall terminate for federal income tax purposes and shall have a short taxable year commencing on January 1, 2020, and ending on the day before the Closing Date.  In recognition of the tax obligations of the Company Owner with respect to the income of the Company for such short taxable year, the Company shall be permitted to make the Estimated Tax Distributions to the Company Owner prior to the Closing Date.

(c)The parties shall cooperate fully, as and to the extent reasonably requested by another party, in connection with the filing of any Tax Returns and any audit, litigation or other proceeding with respect to Taxes.

Section 5.12Employment Agreement. In connection with the Closing, AQSP shall execute and deliver, and Nicholas S. Warrender shall execute and deliver, an employment agreement between AQSP and Nicholas S. Warrender, in the form of the Employment Agreement set forth on Exhibit A, attached hereto, using the “Title” and “Base Salary” set forth for Nicholas S. Warrender on Exhibit A-1, attached hereto (the “NW Employment Agreement”).

Section 5.13Stockholders Agreement. The Company Owner shall execute a Stockholders Agreement with Gerard Jacobs and William Jacobs in the form attached hereto as Exhibit B.

Section 5.14Closing Date Capital Structure. On the day prior to the Closing Date, AQSP shall deliver to the Company a true, accurate and complete update to Section 4.2(a) along with any revisions made since the date hereof to AQSP’s Charter Documents (the “Closing Capital Structure Schedule”).

Section 5.15Company Audit.

Concurrent with the execution hereof, AQSP shall reimburse the Company for all out-of-pocket costs expended by the Company with respect to the Company Audit and shall agree with Fruci & Associates to be primarily responsible for any future costs related to such Company Audit.

Section 5.16Escrow Agreement. At the Closing, the Company Owner, AQSP and the Escrow Agent shall have entered into an Escrow Agreement reasonably acceptable to AQSP and the Company Owner (the “Escrow Agreement”).

Section 5.17Recipes. At or promptly following the Effective Time, the Company Owner shall deliver to AQSP a file containing all product recipes used in the Company business (or proposed to be used in the Company business).

Section 5.18Purchase Option. The Company Owner hereby grants to AQSP an exclusive, perpetual, non-expiring option to purchase all or any portion of the Company Owner’s Outside CBD Business Interests for $1.00.

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Section 5.19Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Entity shall be authorized to execute and deliver, in the name and on behalf of the Company, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Entity any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Entity as a result of, or in connection with, the Merger.

Section 5.20 Hemp Processing System.  Through Company Owner and his Father, Robert Warrender II ("Warrender II"), AQSP has been made aware of a potential business opportunity to process CBD from hemp using a system that is currently undergoing proof of concept operational testing and that incorporates particular filtration and pump equipment and technology identified by Warrender II (the "System"). In consideration of Company Owner's and Warrender II's agreement to disclose to AQSP, on an exclusive basis, the completed design, the actual construction and operating costs, and the results of the proof of concept operational testing, of the System (the "System Confidential Information"), AQSP agrees and covenants:

(a) to keep the System Confidential Information confidential, and to share the System Confidential Information with AQSP's directors, officers, investment bankers, lawyers, accountants and other professional advisors only on a need-to-know basis;

(b) to analyze the System Confidential Information in regard to the potential financing, construction and operation of one or more Systems; and

(c) to use good faith efforts to attempt to proceed forward, in a joint venture or other arrangement involving Warrender II, with a project(s) consisting of the financing, construction and operation of one or more Systems if but only if:

(1)such analysis is favorable and is approved by the AQSP Board in its discretion; and

(2)Warrender II and AQSP mutually agree upon the structure, terms and conditions of such project(s) including the respective ownership, control, obligations and compensation of Warrender II (or his designees) and AQSP in and from the financing, construction, operation, leasing and/or sale of such project(s), provided that any equity compensation to be received by Warrender II (or his designees) from the financing, construction, operation, leasing and/or sale of such project(s) shall be structured in the form of shares of AQSP Common Stock valued at the then-current trading price of AQSP Common Stock but in no event at higher than $5.00 per share of AQSP Common Stock.

AQSP shall have 90 days after disclosure of the System Confidential Information  to obtain its Board’s approval to proceed as discussed in paragraph (c) above.  In the absence of such approval, Warrender II shall be free to disclose the System Confidential Information for any purpose.

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Section 5.21Deferred Contingent Stock. As an inducement to the Company Owner to enter into this Agreement and to close the Merger:

(a)Subject to the conditions and contingencies set forth in Sections 5.21(b) and 5.21(c) below, AQSP agrees and covenants to set aside an aggregate of 645,000 shares of unregistered AQSP Common Stock (the "Deferred Contingent Stock") as deferred contingent compensation to be issued and delivered to certain persons (the "Deferred Contingent Stock Recipients"), all as specified by the Company Owner in a schedule (the "Deferred Contingent Stock Schedule") delivered by the Company Owner to AQSP at the Closing.

(b)The issuance and delivery of Deferred Contingent Stock to each of the Deferred Contingent Stock Recipients shall be contingent upon such Deferred Contingent Stock Recipient meeting each of the following conditions and contingencies (the "Stock Conditions and Contingencies"):

(1)such Deferred Contingent Stock Recipient must have served continuously as a director of Merger Sub or AQSP, or must have been continuously employed by Merger Sub or AQSP, or must have been continuously retained as a contractor, consultant or advisor by Merger Sub or AQSP, during the period from the Closing Date through the third anniversary of the Closing Date;

(2)if such Deferred Contingent Stock Recipient is listed on the Deferred Contingent Stock Schedule as being subject to a performance review by the Company Owner, then such Deferred Contingent Stock Recipient must not have had his or her performance as a director of Merger Sub or AQSP, or as an employee of Merger Sub or AQSP, or as a contractor, consultant or advisor of Merger Sub or AQSP, during the period from the Closing Date through the third anniversary of the Closing Date, determined by the Company Owner to be unacceptable in his sole discretion, as evidenced by a signed letter from the Company Owner delivered to the CEO of AQSP no later than the third anniversary of the Closing Date;

(3)such Deferred Contingent Stock Recipient must not have disclosed, orally or in writing, directly or indirectly, to any person or entity, excepting only in a required filing with the SEC, either that such Deferred Contingent Stock Recipient is a Deferred Contingent Stock Recipient, or the number of shares of Deferred Contingent Stock which such Deferred Contingent Stock Recipient hopes to be awarded hereunder; and

(4)such Deferred Contingent Stock Recipient must have signed and delivered to AQSP prior to the Closing Date an estoppel letter in form and substance satisfactory to AQSP in its discretion, evidencing that such Deferred Contingent Stock Recipient has no right, title or interest in the stock of the

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Company or in any of the Company's assets including any of the Company's cash, receivables, contracts, products, customers or intellectual property, and that such Deferred Contingent Stock Recipient is not owed anything whatsoever by the Company or the Company Owner other than wages owed by the Company for the period from the Company's last payroll date through the Closing Date (collectively the "Estoppel Letters").

(c)If for any reason whatsoever any of the foregoing Stock Conditions and Contingencies is not met by any Deferred Contingent Stock Recipient, then such Deferred Contingent Stock Recipient shall immediately forfeit such Deferred Contingent Stock Recipient's right to receive his or her share of the Deferred Contingent Stock as specified in the Deferred Contingent Stock Schedule, and such forfeited Deferred Contingent Stock shall promptly be issued and delivered to the Company Owner as additional Stock Consideration hereunder. However, if all of the foregoing Stock Conditions and Contingencies are met by any Deferred Contingent Stock Recipient, then AQSP shall issue and deliver to such Deferred Contingent Stock Recipient his or her share of the Deferred Contingent Stock as specified in the Deferred Contingent Stock Schedule, no later than thirty (30) days following the third anniversary of the Closing Date.

Section 5.22Warrants. As an inducement to the Company Owner to enter into this Agreement and to close the Merger:

(a)Subject to the terms and conditions set forth in Sections 5.22(b), 5.22(c) and 5.22(d) below, AQSP agrees and covenants to issue, on the Closing Date or within thirty (30) days following the Closing Date, warrants to purchase an aggregate of 1,820,000 shares of unregistered AQSP Common Stock at an exercise price of $5.00 per share (the "Warrants"), to certain persons (the "Warrant Recipients"); all as specified by the Company Owner in a schedule (the "Warrant Schedule") delivered by the Company Owner to AQSP at the Closing.

(b)The Warrants issued to each Warrant Recipient who following the Closing Date serves as a director or officer of AQSP shall be vested and may be exercised by such Warrant Recipient at any time during the five year period from the Closing Date through the fifth anniversary of the Closing Date, and such Warrants shall include a so-called "cashless exercise" feature.

(c)The vesting of the Warrants issued to each of the Warrant Recipients who following the Closing Date does not serve as a director or officer of AQSP shall be contingent upon such Warrant Recipient meeting each of the following conditions and contingencies (the "Warrant Conditions and Contingencies"):

(1)such Warrant Recipient must have been continuously employed by Merger Sub or AQSP, or such Warrant Recipient must have continuously served as a contractor, consultant, paid advisor, or informal unpaid advisor to Merger

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Sub, AQSP or Nicholas S. Warrender, during the period from the Closing Date through the third anniversary of the Closing Date;

(2)if such Warrant Recipient is listed on the Warrant Schedule as being subject to a performance review by the Company Owner, then such Warrant Recipient must not have had his or her performance as an employee of Merger Sub or AQSP, or as a contractor, consultant, paid advisor, or informal advisor to Merger Sub, AQSP or Nicholas S. Warrender, during the period from the Closing Date through the third anniversary of the Closing Date, determined by Nicholas S. Warrender to be unacceptable in his sole discretion, as evidenced by a signed letter from Nicholas S. Warrender delivered to the CEO of AQSP no later than the third anniversary of the Closing Date;

(3)such Warrant Recipient must not have disclosed, orally or in writing, directly or indirectly, to any person or entity, excepting only in a required filing with the SEC, either that such Warrant Recipient is a Warrant Recipient, or the number of shares of AQSP Common Stock which could be purchased upon the exercise of the Warrants granted to such Warrant Recipient; and

(4)such Warrant Recipient must have signed and delivered to AQSP prior to the Closing Date an estoppel letter in form and substance satisfactory to AQSP in its discretion, evidencing that such Warrant Recipient has no right, title or interest in the stock of the Company or in any of the Company's assets including any of the Company's cash, receivables, contracts, products, customers or intellectual property, and that such Warrant Recipient is not owed anything whatsoever by the Company or the Company Owner other than wages owed by the Company for the period from the Company's last payroll date through the Closing Date (collectively the "Estoppel Letters").

(d)If for any reason whatsoever any of the foregoing Warrant Conditions and Contingencies is not met by any Warrant Recipient who following the Closing Date does not serve as a director or officer of AQSP, then the Warrants granted to such Warrant Recipient shall not vest and shall immediately terminate. However, if all of the foregoing Warrant Conditions and Contingencies are met by any Warrant Recipient who following the Closing Date does not serve as a director or officer of AQSP, then the Warrants granted to such Warrant Recipient shall vest and may be exercised by such Warrant Recipient at any time during the two year period from the third anniversary of the Closing Date through the fifth anniversary of the Closing Date, provided that if after the third anniversary of the Closing Date such Warrant Recipient's continuous employment by Merger Sub or AQSP terminates for any reason, or if after the third anniversary of the Closing Date such Warrant Recipient's continuous service as a contractor, consultant, paid advisor, or informal unpaid advisor to Merger Sub, AQSP or Nicholas S. Warrender terminates for any reason (collectively a "Termination"), then such Warrant Recipient's vested

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Warrants shall terminate if they are not exercised within thirty (30) days following such Termination.

Section 5.23Wisconsin Acquisitions. Through Company Owner, AQSP has been made aware of a potential business opportunity to acquire two companies located in Wisconsin: a company that among other things plans to manufacture and sell products incorporating a unique CBD delivery system ("Wisconsin Company #1") and a company that among other things plans to test and remediate hemp and hemp oils ("Wisconsin Company #2") (Wisconsin Company #1 and Wisconsin Company #2, collectively, the "Wisconsin Companies"). AQSP agrees and covenants to use good faith efforts to attempt to proceed forward to close (the "Wisconsin Closing") the acquisition (the "Wisconsin Acquisitions") of the Wisconsin Companies on the following terms and conditions, among others:

(a)a capital raise must be completed, on terms acceptable to AQSP and Nicholas S. Warrender, in an amount sufficient to fund the pre-Wisconsin Closing loan referred to in Section 5.23(b) and to fund the cash portion of the Wisconsin Acquisitions consideration paid at the Wisconsin Closing referred to in Section 5.23 (d) (i);

(b)a pre-Wisconsin Closing loan may be made by AQSP to the Wisconsin Companies, on terms and conditions mutually acceptable to AQSP, Nicholas S. Warrender, and the owners of the Wisconsin Companies;

(c)the Wisconsin Closing shall be subject to the following terms and conditions, among others:

(1)AQSP's due diligence investigation of the Wisconsin Companies must be acceptable to AQSP and Nicholas S. Warrender;

(2)the audit of the Wisconsin Companies must be acceptable to AQSP and Nicholas S. Warrender;

(3)the definitive acquisition documentation must be mutually acceptable to AQSP, to Nicholas S. Warrender, and to the owners of the Wisconsin Companies;

(4)all necessary third party approvals must be obtained, including approvals by the Board of Directors of AQSP and by a majority of the shareholders of AQSP; and

(5)all necessary securities filings must be made.

(d)the merger consideration paid by AQSP in the Wisconsin Acquisitions shall be as follows (or as otherwise mutually agreed upon by AQSP, Nicholas S. Warrender, and the owners of the Wisconsin Companies):

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(1)the cash portion of the Wisconsin Acquisitions merger consideration to be paid at the Wisconsin Closing shall be Two Million Dollars ($2,000,000) in cash;

(2)the stock portion of the Wisconsin Acquisitions merger consideration to be paid at the Wisconsin Closing shall be One Million (1,000,000) shares of AQSP Common Stock; and

(3)the portion of the Wisconsin Acquisitions merger consideration to be paid following the Wisconsin Closing shall be up to an additional Two Million Dollars ($2,000,000) in cash and up to an additional Three Million (3,000,000) shares of AQSP Common Stock, subject to an "earnout" contingency that the Wisconsin Companies shall have achieved, during an "earnout" period of 24-30 months following the Wisconsin Closing, an annualized EBITDA run rate of Four Million Dollars ($4,000,000) or more.

Section 5.24Escrow of Preferred Stock Dividends. Prior to the Closing Date, AQSP shall escrow with a third party escrow agent all of the 3% dividends that are estimated to be payable by AQSP during calendar year 2020 in regard to AQSP's outstanding shares of Series A and Series B convertible preferred stock, to ensure that such 3% dividends are timely paid on the respective anniversaries of the purchases of such shares of preferred stock (subject to appropriate adjustments in regard to any conversions of shares of preferred stock prior to such respective anniversaries).

Section 5.25Consultations. The Company Owner shall allow AQSP's lead outside director, Vincent J. Mesolella, to periodically consult with the Company's litigation counsel regarding strategies for potential settlements of the Company's disputes involving third parties.

ARTICLE VI

CONDITIONS

Section 6.1Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

(a)AQSP Stockholder Approval. The AQSP Stockholder Approval Matters shall have been approved by the Requisite AQSP Vote.

(b)Waiting Period. At least twenty (20) days shall have passed since the Mailing Date.

(c)No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make

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illegal, enjoin, or otherwise prohibit consummation of the Merger, the AQSP Stock Issuance, or the other transactions contemplated by this Agreement.

(d)Governmental Consents. All consents, approvals and other authorizations of any Governmental Entity set forth in Section 6.1 of the Company Disclosure Letter and Section 6.1 of the AQSP Disclosure Letter and required to consummate the Merger, the AQSP Stock Issuance, and the other transactions contemplated by this Agreement (other than the filing of the IL Articles of Merger and the WI Articles of Merger) shall have been obtained, free of any condition that would reasonably be expected to have a Company Material Adverse Effect or AQSP Material Adverse Effect. All filings required under the Securities Act or the Exchange Act necessary to consummate the Merger shall have been made.

Section 6.2Conditions to Obligations of AQSP. The obligations of AQSP to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by AQSP on or prior to the Effective Time of the following conditions:

(a)Representations and Warranties. (i) The representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

(b)Performance of Covenants. The Company and the Company Owner shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing Date, including but not limited to, delivery of the following documents:

1.Nicholas S. Warrender executing and delivering to AQSP the NW Employment Agreement;

2.Nicholas S. Warrender executing and delivering the Stockholders Agreement;

3.The Company Owner executing and delivering the Escrow Agreement; and

4.The Company Owner executing and delivering to AQSP a registration rights agreement, substantially in the form of the Registration Rights Agreement set forth on Exhibit C, attached hereto.

(c)Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

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(d)Officers Certificate. AQSP shall have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.2(a), Section 6.2(b), and Section 6.2(c).

(e)AQSP shall have received the signed Estoppel Letters referred to in Sections 5.21(c) and 5.22(c).

Section 6.3Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Effective Time of the following conditions:

(a)Representations and Warranties. The representations and warranties of AQSP shall be true and correct in all material respects when made and on and as of the Closing Date, as if made on and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date).

(b)Performance of Covenants. AQSP and each Jacobs Owner shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by it at or prior to the Closing Date including but not limited to, delivery of the following documents:

1.AQSP executing and delivering to Nicholas S. Warrender the NW Employment Agreement;

2.AQSP executing and delivering the Escrow Agreement;

3.AQSP and each Jacobs Owner executing and delivering the Stockholders Agreement; and

4.AQSP executing and delivering the Registration Rights Agreement.

(c)AQSP Material Adverse Effect. Since the date of this Agreement, there shall not have been any AQSP Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have an AQSP Material Adverse Effect.

(d)Officers Certificate. The Company shall have received a certificate, signed by an officer of AQSP, certifying as to the matters set forth in Section 6.3(a), Section 6.3(b), and Section 6.3(c).

ARTICLE VII

INDEMNIFICATION

Section 7.1Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than Fundamental

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Representations and Warranties) shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months from the Closing Date.  Fundamental Representations and Warranties shall survive the Closing and shall remain in full force and effect indefinitely, other than the representations and warranties set forth in Section 3.6 which shall remain in full force and effect until 30 days following the expiration of the applicable statute of limitations. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms or if no such term of survival is contemplated, shall survive indefinitely until performed.  Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.

Section 7.2Indemnification by Company Owner. Subject to the other conditions set forth in this Article VII, the Company Owner shall indemnify AQSP against, and shall hold AQSP harmless from and against, any and all Expenses incurred or sustained by, or imposed upon, Buyer based upon, arising out of, with respect to or by reason of:

(a)any inaccuracy in or breach of any of the representations or warranties of the Company or the Company Owner contained in this Agreement (other than a breach of Section 3.18); or

(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company or the Company Owner pursuant to this Agreement.

Section 7.3Indemnification by AQSP. Subject to the other conditions set forth in this Article VII, AQSP shall indemnify the Company Owner, and shall hold the Company Owner harmless from and against, any and all Expenses incurred or sustained by, or imposed upon, the Company Owner based upon, arising out of, with respect to or by reason of:

(a)any inaccuracy in or breach of any of the representations or warranties of AQSP contained in this Agreement; or

(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by AQSP or any Jacobs Owner pursuant to this Agreement.

Section 7.4Certain Limitations. The party making a claim under this Article VII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VII is referred to as the “Indemnifying Party”. For the avoidance of doubt, the Company and the Company Owner shall be treated as a single Indemnified Party or Indemnifying Party, as applicable. The indemnification provided for in Section 7.2 and Section 7.3 shall be subject to the following limitations:

(a)The Indemnifying Party shall not be liable to the Indemnified Party for indemnification under Section 7.2(a) or Section 7.3(a), as the case may be, until the aggregate amount of all Expense in respect of indemnification thereunder exceeds

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$30,000 (the “Deductible”), in which event the Indemnifying Party shall be liable for all Expenses in excess of the Deductible.

(b)The aggregate amount of all Expenses for which an Indemnifying Party shall be liable pursuant to Section 7.2(a) or Section 7.3(a), as the case may be (other than for breaches of Fundamental Representations and Warranties), shall not exceed ten percent (10%) of the Cash Consideration and ten percent (10%) of the Stock Consideration (the “Indemnification Cap”); provided that in no event shall the aggregate amount of all Expenses for which an Indemnifying Party shall be liable hereunder exceed the total Cash Consideration.

(c)Payments by an Indemnifying Party pursuant to Section 7.2 or Section 7.3 in respect of any Expense shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received or reasonably expected to be received by the Indemnified Party in respect of any such claim. The Indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Expenses prior to seeking indemnification under this Agreement.

(d)Payments by an Indemnifying Party pursuant to Section 7.2 or Section 7.3 in respect of any Expense shall be reduced by an amount equal to any Tax benefit realized or reasonably expected to be realized as a result of such Expense by the Indemnified Party.

(e)In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple.

(f)Each Indemnified Party shall take, and cause its Affiliates to take, all reasonable steps to mitigate any Expense upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Expense.

(g)Any indemnification payments from the Company Owner in the form of AQSP Common Stock (whether as Escrowed Shares or otherwise) shall be treated as having a value based on the Deemed Value of the Stock Consideration.

(h)Notwithstanding anything else contained herein, neither AQSP or the Jacobs Owners, on the one hand, or the Company or the Company Owner, on the other hand, shall be deemed to be in default of, or have any liability under this Agreement (or the transactions contemplated hereby), as a result of the manufacture, sale or distribution of CBD or CBD-Infused products by the Company or AQSP or in regard to any

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representations or warranties of any nature relating directly or indirectly to the legality or illegality of CBD or CBD-Infused products.

(i)AQSP acknowledges and agrees, that notwithstanding anything else contained herein, the option set forth in this Section 5.18 shall be AQSP’s sole and exclusive remedy with respect to a breach of any representation and warranty contained in Section 3.18.

(j)The foregoing indemnification provisions in this Section 7 are the sole and exclusive remedy AQSP (and its Affiliates) may have with respect to the representations, warranties and covenants of the Company and Company Owner set forth in this Agreement and the transactions contemplated by this Agreement.

Section 7.5Indemnification Procedures.

(a)Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any action, suit, claim or other legal proceeding made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Expense that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of, any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 7.5(b), the Indemnifying Party shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by the Indemnified Party, subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to notify promptly the Indemnified Party in writing of its election to defend as provided in this Agreement, the Indemnified Party may, subject to Section 7.5(b) pay, compromise and defend such Third-Party Claim and seek indemnification for any and all Expenses based upon, arising from or relating to such Third-Party Claim. AQSP and the Company Owner shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the

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non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(b)Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 7.5(b). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.5(a), the Indemnified Party shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)Direct Claims. Any claim by an Indemnified Party on account of an Expense which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Expense that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. During such 30-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim, and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(d)Manner of Payment. Any amounts owing from a Company Owner pursuant to this Article VII shall be made as follows: (i) first, an amount of Escrowed

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Cash and Escrowed Shares, pro rata in the Cash/Share Ratio, with aggregate Deemed Value equal to the lesser of (A) the aggregate amount owing or (B) the aggregate Deemed Value of any remaining Escrowed Cash and Escrowed Shares and (ii) thereafter, directly by the Company Owner to AQSP (payable in cash and shares of AQSP Common Stock, pro rata in the Cash/Share Ratio).

(e)When is Payment Due. Any cash indemnification payment to be made pursuant to this Article VII shall be effected by wire transfer of immediately available funds to the applicable account designated by AQSP or the Company Owner, as applicable. Any indemnification payment satisfied by transfer of AQSP Common Stock shall be effected by delivery of an assignment separate from certificate assigning such AQSP Common Stock to AQSP (or its designee). All such indemnification obligations shall be made within five (5) Business Days after the indemnified Expenses have been determined by (i) a final, non-appealable order or judgment of a court of competent jurisdiction or (ii) a written, executed agreement between AQSP and the Company Owner.

(f)Release of Escrowed Shares and Escrowed Cash. On the twelve (12) month anniversary of the Closing Date (except if not a Business Day, then the next Business Day) (the “Release Date”), any portion of the Escrowed Cash remaining as of the Release Date shall be released to the Company Owner and in accordance with the instructions of the Company Owner, and all Escrowed Shares shall be delivered to the Company Owner; provided that the Escrow Agent shall continue to hold Escrowed Cash and Escrowed Shares, pro rata in the Cash/Share Ratio, with a Deemed Value equal to the lesser of (i) the Deemed Value of the aggregate remaining Escrowed Cash and Escrowed Shares and (ii) the sum of: (A) the aggregate amount claimed by an AQSP Indemnified Party pursuant to claims made in accordance with this Article VII and not fully resolved prior to such date, plus (B) the aggregate outstanding payments pending to an AQSP Indemnified Party pursuant to Section 7.5(c).  At any time following the Release Date, to the extent the Deemed Value of the Escrowed Cash and Escrowed Shares exceeds the aggregate amount claimed by the AQSP Indemnified Parties pursuant to claims made prior to the Release Date and not fully resolved prior to the time of determination, such excess shall be promptly released to each Company Owner as set forth with the previous sentence, pro rata in the Cash/Share Ratio.

ARTICLE VIII

TERMINATION, AMENDMENT, AND WAIVER

Section 8.1Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (whether before or after the receipt of the Requisite AQSP Vote) by the mutual written consent of AQSP and the Company.

Section 8.2Termination by Either AQSP or the Company. This Agreement may be terminated by either AQSP or the Company at any time prior to the Effective Time (whether before or after the receipt of the Requisite AQSP Vote):

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(a)if the Merger shall not have been consummated on or prior to 5:00 p.m., Central Time, on the End Date; or

(b)if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger, the AQSP Stock Issuance, or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.2(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order.

Section 8.3Termination by AQSP. This Agreement may be terminated by AQSP at any time prior to the Effective Time if there shall have been a material breach of any representation, warranty, covenant, or agreement on the part of the Company or the Company Owner set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.2(a) or Section 6.2(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided, however, that AQSP shall have given the Company at least 30 days written notice prior to such termination stating AQSP’s intention to terminate this Agreement pursuant to this Section 8.3 and provided the Company with the opportunity to cure such breach; provided further, that AQSP shall not have the right to terminate this Agreement pursuant to this Section 8.3 if AQSP is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.4Termination by the Company. This Agreement may be terminated by the Company at any time prior to the Effective Time if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of AQSP or Jacobs Owner set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.3(a) or Section 6.3(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided, however, that the Company shall have given AQSP at least 30 days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.4; provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.4 if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.5Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Article VIII (other than pursuant to Section 8.1) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 8.5 shall be effective immediately upon delivery of such written notice to the other party, except as otherwise provided herein. If this Agreement is terminated pursuant to this Article VIII, it shall become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party hereto, except: (a) with respect to this Section 8.5, Section 8.6, and Article IX (and any related definitions contained in any such Sections or Article), which shall

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remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the breach by another party of any of its representations, warranties, covenants, or other agreements set forth in this Agreement.

Section 8.6Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite AQSP Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite AQSP Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by the AQSP stockholders without such approval.

Section 8.7Extension; Waiver. At any time prior to the Effective Time, AQSP, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE IX

MISCELLANEOUS

Section 9.1Definitions. For purposes of this Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

“10-Day Trading Average” means the arithmetic average (for consecutive trading days) of the closing trading price of a share of AQSP Common Stock on the OTC (for each trading day) as of the close of business during the ten consecutive trading days preceding the last Business Day before the date of this Agreement or, if this Agreement is modified with respect to a term that relates to the amount or type of the consideration the Company Owner will receive in connection with the Merger, subject to the exceptions set forth in Treasury Regulations Section 1.368-1(e)(2)(ii)(B)(2) and (3), the arithmetic average (for consecutive trading days) of the closing trading price of a shore of AQSP Common Stock on the OTC (for each trading day) as of the close of business during the ten consecutive trading days preceding the last Business Day before the date of such modification.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

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“Affordable Care Act” means the Patient Protection and Affordable Care Act (PPACA), as amended by the Health Care and Education Reconciliation Act (HCERA).

“Agreement” has the meaning set forth in the Preamble.

“Annual Financial Statements” has the meaning set forth in Section 3.4(a).

“AQSP” has the meaning set forth in the Preamble.

“AQSP Balance Sheet” has the meaning set forth in Section 4.4(c).

“AQSP Benefit Plans” has the meaning set forth in Section 5.7(b).

“AQSP Board” has the meaning set forth in the Recitals.

“AQSP Common Stock” has the meaning set forth in the Recitals.

“AQSP Disclosure Letter” means the disclosure letter, dated as of the date of this Agreement and delivered by AQSP to the Company concurrently with the execution of this Agreement.

“AQSP Equity Award” means an AQSP Stock Option or an AQSP Restricted Share granted under one of the AQSP Stock Plans, as the case may be.

“AQSP Fundamental Representations and Warranties” means those representations and warranties of AQSP set forth in Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.8, and Section 4.9.

“AQSP Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of AQSP and its Subsidiaries, taken as a whole; or (b) the ability of AQSP to consummate the transactions contemplated hereby on a timely basis; provided, however, that an AQSP Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions, or changes arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; (iv) general conditions in the industry in which AQSP and its Subsidiaries operate; (v) any failure, in and of itself, by AQSP to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, an AQSP Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by a clause of this proviso); or (vi) any change, in and of itself, in the market price or trading volume of AQSP’s securities or in its credit ratings (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, an AQSP Material Adverse Effect, to the extent permitted by

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this definition and not otherwise excepted by a clause of this proviso), provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether an AQSP Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on AQSP and its Subsidiaries, taken as a whole, compared to other participants in the industries in which AQSP and its Subsidiaries conduct their businesses.

“AQSP Preferred Stock” means AQSP’s Series A Preferred Stock, par value $0.001 per share and AQSP’s Series B Preferred Stock, par value $0.001 per share.

“AQSP Restricted Share” means any AQSP Common Stock subject to vesting, repurchase, or other lapse of restrictions granted under any AQSP Stock Plan.

“AQSP SEC Documents” has the meaning set forth in Section 4.4(a).

“AQSP Securities” has the meaning set forth in Section 4.2(a)(i).

“AQSP Stockholder Approval Matters” means the approval of this Agreement, the Merger and the AQSP Stock Issuance.

“AQSP Stock Issuance” has the meaning set forth in the Recitals.

“AQSP Stock Option” means any option, warrant, or right to purchase warrant to purchase AQSP Common Stock granted under any AQSP Stock Plan.

“AQSP Stock Plans” means the AQSP Board approval for the issuance of any warrants or options exercisable or convertible into shares of AQSP Common Stock that has been approved by the AQSP Board.

“AQSP Subsidiary Securities” has the meaning set forth in Section 4.2(c).

“AQSP Voting Debt” has the meaning set forth in Section 4.2(b).

“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in Chicago, Illinois are authorized or required by Law or other governmental action to close.

“Cash Consideration” means an amount equal to $3,750,000.

“Cash/Share Ratio” means the relative Deemed Value of the Cash Consideration compared to the Deemed Value of the Stock Consideration.

“Charge” has the meaning set forth in Section 9.16(c).

“Charter Documents” means: (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof; (b) with respect to a limited liability company, the certificate of formation or articles of organization, as applicable, and the operating or limited liability company agreement, as applicable, thereof; (c) with respect to a

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partnership, the certificate of formation and the partnership agreement; and (d) with respect to any other Person the organizational, constituent or governing documents or instruments of such Person.

“Closing” has the meaning set forth in Section 1.2.

“Closing Capital Structure Schedule” has the meaning set forth in Section 5.14.

“Closing Date” has the meaning set forth in Section 1.2.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

“Code” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Audit” means the audit of the Company’s Annual Financial Statements and Interim Financial Statements by Fruci & Associates.

“Company Common Stock” has the meaning set forth in the Recitals.

“Company Continuing Employees” has the meaning set forth in Section 5.7(a).

“Company Disclosure Letter” means the disclosure letter, dated as of the date of this Agreement and delivered by the Company to AQSP concurrently with the execution of this Agreement.

“Company Employee” has the meaning set forth in Section 3.12(a).

“Company Employee Plans” has the meaning set forth in Section 3.12(a).

“Company ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Company Fundamental Representations and Warranties” means those representations and warranties of the Company or each Company Owner set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.6, Section 3.10 and Section 3.14.

“Company IP” has the meaning set forth in Section 3.7(b).

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound.

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“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, data communication lines, and other information technology equipment and related systems that are owned or used by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, condition (financial or otherwise), or assets of the Company; or (b) the ability of the Company to consummate the transactions contemplated hereby on a timely basis; provided, however, that, a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which the Company operates; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company compared to other participants in the industries in which the Company conducts its businesses.

“Company Material Contract” has the meaning set forth in Section 3.15(a).

“Company-Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Company Owner” has the meaning set forth in the Preamble.

“Consent” has the meaning set forth in Section 3.3(c).

“Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral.

“Deemed Value” means, with respect to cash, the face value of the cash, and with respect to AQSP Common Stock, the value calculated in accordance with the 10-Day Trading Average.

“Direct Claim” has the meaning set forth in Section 7.5(c).

“Effective Time” has the meaning set forth in Section 1.3.

“End Date” means (i) February 15, 2020 but only in the event AQSP has not received any communications from the SEC regarding preliminary Information Statement within ten (10) Business Days of the filing thereof (or has been notified by the SEC that the SEC will not comment on the preliminary Information Statement), otherwise (ii) April 15, 2020.

“Environmental Laws” means any applicable Law, and any Order of any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of,

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exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means an escrow agent reasonably acceptable to AQSP and the Company Owner.

“Escrow Agreement” has the meaning set forth in Section 5.18.

“Escrowed Cash” means an amount equal to $375,000.

“Escrowed Shares” means such number of shares of AQSP Common Stock equal to ten percent (10%) of the number of shares of AQSP Common Stock constituting the Stock Consideration.

“Estimated Tax Distribution” means a dividend or distribution to the Company Owner in an amount equal to the product of (a) the estimated taxable income allocated by the Company to the Company Owner for the short Tax year ending on the Closing Date (as reasonably determined by the Company’s accountant), multiplied by (b) the highest effective combined federal, state and local income tax rate (including any tax rate imposed on “net investment income” by Section 1411 of the Code) applicable during such period to an individual residing in the State of Illinois with respect to the type or character of the particular income (whether capital gain, ordinary income or otherwise), and taking into account any limitations on the deductibility of any Expenses or other amount (or the usage of any loss and treating all state and local income taxes as not deductible).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Information Statement,

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or in connection with other regulatory approvals, and all other matters related to the Merger, the AQSP Stock Issuance, and the other transactions contemplated by this Agreement.

“Financial Statements” has the meaning set forth in Section 3.4(a).

“Fundamental Representations and Warranties” means the AQSP Fundamental Representations and Warranties and the Company Fundamental Representations and Warranties.

“GAAP” has the meaning set forth in Section 3.4(a).

“GMJ” has the meaning set forth in the Preamble.

“Governmental Entity” has the meaning set forth in Section 3.3(c).

“Hazardous Substance” shall mean: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

“IL Articles of Merger” has the meaning set forth in Section 1.3.

“IL BCA” has the meaning set forth in the Recitals.

“Indemnifiable Company Party” has the meaning set forth in Section 5.8(a).

“Indemnified Party” has the meaning set forth in Section 7.4.

“Indemnifying Party” has the meaning set forth in Section 7.4.

“Information Statement” has the meaning set forth in Section 3.17.

“Intellectual Property” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) patents and patent applications; (e) internet domain name registrations, and (f) other intellectual property and related proprietary rights, including, but not limited to any logos, color schemes, packaging materials, fictitious business names, brochures, marketing and explanatory materials, and proprietary formulae.

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“Interest Ratio” means a fraction, the numerator of which is one, and the denominator of which is the number of shares of Company Common Stock outstanding immediately prior to the Closing, as set forth in Section 3.2(a) of the Company Disclosure Letter.

“Interim Balance Sheet” has the meaning set forth in Section 3.4(a).

“Interim Financial Statements” has the meaning set forth in Section 3.4(a).

“IRS” means the United States Internal Revenue Service.

“Jacobs Owner” has the meaning set forth in the Preamble.

“Knowledge” means: (a) with respect to the Company, the actual knowledge of each of the individuals listed in Section 9.1 of the Company’s Disclosure Letter; and (b) with respect to AQSP and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 9.1 of the AQSP Disclosure Letter; in each case, after due inquiry.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity, other than any US federal or state laws, ordinance, constitution, regulation, statute, treaty, rules or codes to the extent the federal or state laws, ordinance, constitution, regulation, statute, treaty, rules or codes would be violated, or protections under the federal or state laws, ordinance, constitution, regulation, statute, treaty, rules or codes would be unavailable to a party as a result of operating or owning a business engaged in the manufacture, sale, distribution or transport of CBD-infused products or services as currently provided by the Company.

“Lease” shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company holds any Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company thereunder.

“Leased Real Estate” shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company.

“Legal Action” means any legal, administrative, arbitral, mediation, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, or examinations.

“Liability” shall mean any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.

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“Mailing Date” has the meaning set forth in Section 5.5.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” means the Cash Consideration, the Note Consideration and the Stock Consideration and payable pursuant to Section 2.2.

“Multiemployer Plan” has the meaning set forth in Section 3.12(c).

“Note Consideration” means $3,750,000 in the form of the Promissory Note.

“NW Employment Agreement” has the meaning in Section 5.12.

“OTC” means the Over-The-Counter Bulletin Board.

“Order” has the meaning set forth in Section 3.9.

“Other Governmental Approvals” has the meaning set forth in Section 3.3(c).

“Outside CBD Business Interests” has the meaning set forth in Section 3.18.

“Owned Real Estate” shall mean all land, together with all buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto, owned by the Company.

“PBGC” has the meaning set forth in Section 3.12(d).

“Permits” has the meaning set forth in Section 3.8(b).

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (b) mechanics’, carriers’, workers’, repairers’, and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; and (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation.

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“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term shall include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Promissory Note” means a promissory note in the form attached hereto as Exhibit D (a) which is made and payable by AQSP and the Merger Sub jointly, (b) which is payable to the Company Owner, (c) which accrues interest at the rate of 2% annually, (d) which is secured by a first lien security interest in all of the assets of AQSP and the Merger Sub, and by a pledge of (i) all of the capital stock of the Merger Sub, (ii) all of the common stock of Bendistillery Inc., Bend Spirits, Inc., and Ablis Holding Company owned by AQSP, and (iii) all of the capital stock of any other entity owned by AQSP or any of its subsidiaries, (e) which shall contain a legally binding obligation of AQSP and Merger Sub pursuant to which, following the closing of any equity or debt capital raise by AQSP or Merger Sub following the date of this Agreement, excluding only the capital raise for the Wisconsin Acquisitions referred to in Section 5.23(a), AQSP and Merger Sub shall be obligated to allocate and pay over at least 50% of the net proceeds of such capital raise toward a prepayment of the principal and accrued interest on such promissory note, and (f) which shall be due and payable in full upon the earlier of (i) the date which is thirty (30) days after the last day (the "Aggregate EBITDA Calculation Date") of the calendar quarter during which the aggregate earnings before interest, taxes, depreciation and amortization ("EBITDA") of Merger Sub during the period between the Closing Date and the Aggregate EBITDA Calculation Date, as certified by AQSP's firm of independent certified public accountants, exceeds $7,500,000, or (ii) the date which is the fifth anniversary of the Closing Date.

“Release Date” has the meaning set forth in Section 7.5(f).

“Representatives” has the meaning set forth in Section 5.3(b).

“Requisite AQSP Vote” has the meaning set forth in Section 4.3(a).

“SEC” has the meaning set forth in Section 4.3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Stock Consideration” means 3,900,455 shares of AQSP Common Stock.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind

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whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Returns” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third-Party Claim” has the meaning set forth in Section 7.5(a).

“WCJ” has the meaning set forth in the Preamble.

“WI Articles of Merger” has the meaning set forth in Section 1.3.

“WI BCL” has the meaning set forth in the Recitals.

Section 9.2Interpretation; Construction.

(a)The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter and AQSP Disclosure Letter.

(b)The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 9.3[Intentionally Omitted].

Section 9.4Governing Law. This Agreement and all Legal Actions (whether based on contract, tort, or statute) arising out of or relating to this Agreement or the actions of any of the

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parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Illinois.

Section 9.5Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the State courts located in Lake County, Illinois. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 9.7 or in such other manner as may be permitted by applicable Laws, shall be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 9.5; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 9.6Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.6

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Section 9.7Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.7):

If to AQSP or any Jacobs Owner, to:	Acquired Sales Corp. 31 N. Suffolk Lane
Lake Forest, Illinois 60045
Attention: Gerard M. Jacobs
Email: lakegeneva91@gmail.com

If to the Company or Company Owner, to:	Warrender Enterprise Inc.
12715 210th Ave. Bristol, Wisconsin 53104
Attention: Nicholas Warrender
Email: nick@liftedliquids.com

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 9.8Entire Agreement. This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter and the AQSP Disclosure Letter constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the AQSP Disclosure Letter, and the Company Disclosure Letter (other than an exception expressly set forth as such in the AQSP Disclosure Letter or Company Disclosure Letter), the statements in the body of this Agreement shall control.

Section 9.9No Third-Party Beneficiaries. Except as provided in Section 5.8 (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.10Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such

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term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 9.11Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither AQSP on the one hand, nor the Company on the other hand, may assign its rights or obligations hereunder without the prior written consent of the other party. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.12Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

Section 9.13Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which shall be one and the same agreement. This Agreement shall become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

Section 9.14Expenses. In the event the Closing shall have occurred, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (that remain outstanding as of the Closing), incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by AQSP. Except as otherwise expressly provided herein, in the event this Agreement is terminated prior to the Closing (for any reason) all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ACQUIRED SALES CORP.

By:	/s/ Gerard M. Jacobs
Name:	Gerard M. Jacobs
Title:	CEO

LIFTED LIQUIDS, INC.

By:	/s/ Gerard M. Jacobs
Name:	Gerard M. Jacobs
Title:	CEO

JACOBS OWNERS:

/s/ Gerard M. Jacobs
GERARD M. JACOBS

/s/ William C. Jacobs
WILLIAM C. JACOBS

WARRENDER ENTERPRISE INC.

By:	/s/ Nicholas S. Warrender
Name:	Nicholas S. Warrender
Title:	President

COMPANY OWNER:

/s/ Nicholas S. Warrender
NICHOLAS S. WARRENDER

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EXHIBIT A

Form of Employment Agreement

EXHIBIT A-1

Key Employees Titles and Base Salaries

“AQSP” means Acquired Sales Corp.

“Board” means the Board of Directors of AQSP

“Lifted” means [Lifted Liquids [Inc./LLC]], a wholly-owned subsidiary of AQSP

Name	Title(s)	Base Salary	Responsibilities	Reporting to
Nicholas S. Warrender	Co-Founder and Vice Chairman of AQSP	$100,000	Participation in all significant decision making at AQSP	Board and CEO of AQSP
	Chief Operating Officer of AQSP		Consultation with and advice/assistance to CEOs of all AQSP brands and subsidiaries regarding all business activities and opportunities
	CEO of Lifted		Leadership of Lifted

EXHIBIT B

Stockholders Agreement

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EXHIBIT C

Registration Rights Agreement

EXHIBIT D

Promissory Note

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Merger Agreement - Exhibit A

EXECUTIVE EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”) is made and entered into as of _____________________________ (the “Effective Date”), by and between NICHOLAS S. WARRENDER (the “Executive”) and ACQUIRED SALES CORP., a Nevada corporation (the “Company”).

witnessth:

WHEREAS, the Company desires to employ, and desires to cause Lifted Liquids, Inc., an Illinois corporation, a wholly owned subsidiary of the Company (“Lifted”), to employ the Executive on the terms and conditions set forth herein; and

WHEREAS, the Executive desires to be employed by the Company and Lifted on such terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the parties agree as follows intending to be legally bound hereby:

1.Term.  The Executive’s employment hereunder shall be effective as of the Effective Date and shall continue until the fifth anniversary thereof, unless terminated earlier pursuant to Section 5 of this Agreement; provided, however, that, on the anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Extension Date”), this Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for additional periods of one year (extending the term of this Agreement to five years after each such Extension Date), unless either party provides written notice of the party’s intention not to extend the term of this Agreement at least 90 days’ prior to the applicable Extension Date (providing notice of non-extension at least four years and 90 days prior to expiration of this Agreement).  For purposes of this Agreement, “Employment Term” shall mean the period during which the Executive is employed by the Company and Lifted under this Agreement.

2.Position and Duties.

2.1Position.  During the Employment Term, the Executive shall serve as the Co-Founder, Vice Chairman and Chief Operating Officer of the Company and Chief Executive  Officer of Lifted, reporting to the Board of Directors and CEO of the Company.  In such position, the Executive shall have such duties, authority and responsibilities as shall be determined from time to time by the Board, which duties, authority and responsibilities shall be consistent with the Executive’s position.  The Executive shall, if requested, also serve as a member of the board of directors of the Company (the “Board”) or as a director of any affiliate of the Company for no additional compensation (the Company, together with its affiliates, the “Company Group”).  The Executive shall participate in all significant decision making at the Company and consult with and provide advice and assistance to the CEOs of all of the

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Company’s brands and subsidiaries regarding all business activities and opportunities.  The Executive also shall be responsible for leadership of Lifted.

2.2Duties.  During the Employment Term, the Executive shall devote substantially all of his business time and attention to the performance of the Executive’s duties hereunder and shall not engage in any other business, profession or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the Board, it being expressly agreed and acknowledged by Executive that Executive shall not, directly or indirectly, own any interest in, or assist, advise, participate or otherwise be engaged in any product, brand, company or business, excepting only the Company and its subsidiaries, that involves, directly or indirectly, the purchase, manufacturing, sale, use, marketing, storage, transfer, or other right, title or interest in any hemp, hemp products, hemp extracts, CBDs, CBD-infused products, or other products competitive with any business of the Company or any of its subsidiaries. Notwithstanding the foregoing, Executive, with the prior written consent of the Board (which consent shall not be unreasonably withheld or delayed), shall be permitted to act or serve as a director, trustee, committee member or principal of any type of business, civic or charitable organization and to purchase or own less than 5% of the publicly traded securities of any corporation; provided, however, that, such ownership represents a passive investment and that the Executive is not a controlling person of, or a member of a group that controls, such corporation; and provided further that such activities do not interfere with the performance of the Executive’s duties and responsibilities to the Company as provided hereunder, including, but not limited to, the obligations set forth in Section 2.

3.Place of Performance.  The principal place of Executive’s employment shall be 43360 US Highway 41, Zion, Illinois 60099, or elsewhere as the Executive and the CEO of the Company may from time to time mutually agree; provided, however, that, the Executive may be required to travel on Company business during the Employment Term.

4.Compensation.

4.1Base Salary.  The Company shall pay the Executive an annual rate of base salary of $100,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment laws, but no less frequently than monthly.  The Executive’s base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the Employment Term; provided, however, that the Executive’s base salary may not be decreased during the Employment Term other than as part of an across-the-board salary reduction that applies in the same manner to all senior executives.  For purposes of this Agreement, “Base Salary” shall mean the Executive’s annual base salary, as in effect from time to time.

4.2Annual Bonus.  For each fiscal year during the Employment Term, the Executive shall be eligible to be considered for an annual bonus (the “Annual Bonus”) as part of a Company-wide management bonus pool arrangement, as generally described in this Section 4.2. During the 4th quarter of each year, the Chairman of the Compensation Committee of the Board (the “Compensation Committee”) shall recommend in writing a consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) target (each, a “Target”) for

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the following year (the “Target Year”), which Target must be approved in writing by each of the following for as long as he remains employed by the Company:  Gerard M. Jacobs, William C. Jacobs, and Nicholas S. Warrender (collectively, and with respect to each for only as long as he is an employee of the Company, the “Executive Management Group”).  If the Chairman of the Compensation Committee does not recommend in writing a Target for a Target Year that is approved in writing by all of the members of the Executive Management Group prior to the commencement of the Target Year, then the Target for the Target Year shall be equal to the actual consolidated EBITDA of the Company and its subsidiaries during the then-current year (i.e., the year preceding the Target Year) as certified in writing by the Company’s outside firm of independent certified public accountants. If the actual consolidated EBITDA of the Company and its subsidiaries during the Target Year as certified in writing by the Company’s outside firm of independent certified public accountants exceeds the Target (the amount by which the actual consolidated EBITDA of the Company and its subsidiaries during the Target Year as certified in writing by the Company’s outside firm of independent certified public accountants exceeds the Target, the “Excess Amount”), then cash equal to 33% of the Excess Amount shall be set aside by the Company as a cash management bonus pool (the “Bonus Pool”), and the amount of the Bonus Pool shall be allocated and paid out by the Company as bonuses or fees to the officers of the Company and its subsidiaries (and potentially, to directors or third parties who have significantly helped the Company and its subsidiaries during the Target Year), with the amount to be paid to each payee, including the amount of any Annual Bonus to be paid to the Executive, to be determined by unanimous written agreement of the Executive Management Group, in their sole discretion. The Executive expressly agrees and acknowledges that the amount of the Annual Bonus (if any) allocated and paid to the Executive as so determined by unanimous written agreement of the Executive Management Group shall be final, non-appealable, and binding upon the Executive, regardless of whether the Executive receives any Annual Bonus, and regardless of whether any Annual Bonus received by the Executive is higher or lower than any other person’s bonus, under any and all circumstances whatsoever.  The Company shall pay the Executive the Annual Bonus, if any, no later than March 15th of the year following the applicable Target Year.  In the event that there is funding for the Bonus Pool but the Executive Management Group does not reach a unanimous decision on Bonus allocations, then no annual bonus shall be paid.  The Annual Bonus Pool would then be placed in escrow and the Executive Management Group would mediate.

4.3Stock and Stock Option Awards.  The Executive and his affiliates shall be entitled to so-called “piggyback” or “tag along” registration rights with respect to any shares of stock of the Company, whether owned by the Executive or an affiliate as a result of the exercise of a stock option, stock warrant or otherwise.

4.4Fringe Benefits and Perquisites.  During the Employment Term, the Executive shall be entitled to fringe benefits and perquisites consistent with the practices of the Company and governing benefit plan requirements (including plan eligibility provisions), and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company.

4.5Employee Benefits.  During the Employment Term, the Executive shall be entitled to participate in all employee benefit plans, practices and programs maintained by the Company, as in effect from time to time (collectively, “Employee Benefit Plans”), on a basis

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which is no less favorable than is provided to other similarly situated executives of the Company, to the extent consistent with applicable law and the terms of the applicable Employee Benefit Plans.  The Company reserves the right to amend or terminate any Employee Benefit Plans at any time in its sole discretion, subject to the terms of such Employee Benefit Plan and applicable law. Notwithstanding the foregoing, the Company agrees and covenants to use good faith efforts to always provide to the Executive an employee benefits package in which the Company pays the entire premiums for family health, vision and dental insurance coverage for the Executive and Executive’s family, which health and dental insurance coverage shall be issued by a Blue Cross/Blue Shield, or equivalent, provider.

4.6Vacation; Paid Time-Off.  During the Employment Term, the Executive shall be entitled to paid vacation on a basis that is at least as favorable as that provided to other similarly situated executives of the Company and that is a minimum of four (4) weeks per year.  The Executive shall receive other paid time-off in accordance with the Company’s policies for executive officers as such policies may exist from time to time.

4.7Business Expenses.  The Executive shall be reimbursed for all reasonable and necessary out-of-pocket business, entertainment and travel expenses, including airfare, rail, taxi, rental cars, parking, tolls, gasoline for business trips, meals, entertainment, hotel, office supplies, mobile phone, internet, hotspot and postage expenses, incurred by the Executive in connection with the performance of the Executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures, which includes the requirement that expense reimbursement reports must be submitted within ten (10) days following the end of the calendar quarter during which expenses were incurred.

4.8Indemnification.

(a)In the event that the Executive is made a party or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), other than any Proceeding initiated by the Executive or the Company Group related to any contest or dispute between the Executive and the Company Group with respect to this Agreement or the Executive’s employment hereunder, by reason of the fact that the Executive is or was a director or officer of any member of the Company Group, or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise, the Executive shall be indemnified and held harmless by the Company to the maximum extent permitted under applicable law and the Company’s bylaws from and against any liabilities, costs, claims and expenses, including all costs and expenses incurred in defense of any Proceeding (including attorneys’ fees).  Costs and expenses incurred by the Executive in defense of such Proceeding (including attorneys’ fees) shall be paid by the Company in advance of the final disposition of such litigation upon receipt by the Company of: (i) a written request for payment; (ii) appropriate documentation evidencing the incurrence, amount and nature of the costs and expenses for which payment is being sought; and (iii) an undertaking adequate under applicable law made by or on behalf of the Executive to repay the amounts so paid if it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company under this Agreement.

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(b)During the Employment Term and for a period of six (6) years thereafter, the Company or any successor to the Company shall use good faith efforts to purchase and maintain, at its own expense, directors’ and officers’ liability insurance providing coverage to the Executive on terms that are no less favorable than the coverage provided to other directors and similarly situated executives of the Company.

4.9Clawback Provisions.  Notwithstanding any other provisions in this Agreement to the contrary, any incentive-based compensation or any other compensation, paid to the Executive pursuant to this Agreement or any other agreement or arrangement with the Company which is subject to recovery under any law, government regulation or stock exchange listing requirement, shall be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

5.Termination of Employment.  The Employment Term and the Executive’s employment hereunder may be terminated by either the Company or the Executive at any time and for any reason; provided, however, that, unless otherwise provided herein, either party shall be required to give the other party at least 30 days advance written notice of any termination of the Executive’s employment.  Upon termination of the Executive’s employment during the Employment Term, the Executive shall be entitled to the compensation and benefits described in this Section 5 and shall have no further rights to any compensation or any other benefits from the Company Group.

5.1Expiration of the Term, For Cause or Without Good Reason.

(a)The Executive’s employment hereunder may be terminated by the Company for Cause, by the Executive without Good Reason or by either party upon expiration of the Employment Term following such party’s notice to the other party not to extend this Agreement in accordance with Section 1.  In the event of such termination, the Executive shall be entitled to receive:

(i)any accrued but unpaid Base Salary and accrued but unused vacation which shall be paid on the Termination Date (as defined below);

(ii)any earned but unpaid Annual Bonus with respect to any completed fiscal year immediately preceding the Termination Date, which shall be paid on the otherwise applicable payment date;

(iii)reimbursement for unreimbursed business expenses properly incurred by the Executive, which shall be subject to and paid in accordance with the Company’s expense reimbursement policy; and

(iv)such employee benefits (including equity compensation), if any, to which the Executive may be entitled under the Company’s employee benefit plans as of the Termination Date; provided, however, that, in no event

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shall the Executive be entitled to any payments in the nature of severance or termination payments except as specifically provided herein.

(b)For purposes of this Agreement, “Accrued Amounts” shall mean the amounts set forth in Section 5.1(a)(i) through Section 5.1(a)(iv).

(c)For purposes of this Agreement, “Cause” shall mean the Board concludes, in good faith, after reasonable investigation and by a Supermajority Vote that:

(i)the Executive has been convicted by a court of proper jurisdiction of (or his written, voluntary and freely given confession to) a crime which constitutes a felony and results in material injury to the Company’s property, operation or reputation other than any crime resulting from the violation of any federal or state laws, rules or regulations prohibiting the manufacture, sale, distribution or transport of CBD-infused products or services;

(ii)the Executive violated any material provision of this Agreement or any material written policy of the Company that is applicable to the Executive and has been previously provided to the Executive, provided that such violation has caused demonstrable material economic harm to the Company and provided that (after reasonable written notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board) the Board has delivered written notice to the Executive specifying in detail the violation (the “First Notice”), and the Executive fails to cure such violation within 60 days of receipt of the First Notice as determined by the Board by a second Supermajority Vote, and the Board has delivered written notice to Executive specifying in detail the rationale for the Board’s determination that the Executive failed to cure the violations specified in the First Notice (the “Second Notice”), and Executive fails to cure such continuing violation within 30 days of receipt of the Second Notice, as determined by the Board by a third Supermajority Vote:

(d)For purposes of this Agreement, “Supermajority Vote” shall mean the affirmative vote by members of the Board constituting at least 75% of the disinterested directors entitled to vote on a matter submitted to a vote of the Board.

(e)For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Employment Term without the Executive’s written consent:

(i)a reduction in the Executive’s Base Salary other than a general reduction in Base Salary that affects all similarly situated executives in substantially the same proportions;

(ii)a relocation of the Executive’s principal place of employment by more than 75 miles;

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(iii)any material breach by the Company of any material provision of this Agreement or any material provision of any other agreement between the Executive and the Company;

(iv)the Company’s failure to obtain an agreement from any successor to the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law;

(v)a material, adverse change in the Executive’s title, authority, duties or responsibilities (other than temporarily while the Executive is physically or mentally incapacitated or as required by applicable law) taking into account the Company’s size, status as a public company and capitalization as of the date of this Agreement; or

(vi)a material adverse change in the reporting structure applicable to the Executive.

The Executive cannot terminate his employment for Good Reason unless he has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason, and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances.

5.2Without Cause or for Good Reason.  The Employment Term and the Executive’s employment hereunder may be terminated by the Executive for Good Reason or by the Company without Cause.  In the event of such termination, the Executive shall be entitled to receive:

(a)the Accrued Amounts;

(b)continued Base Salary (as in effect as of the Termination Date) following the Termination Date payable in equal installments in accordance with the Company’s normal payroll practices, but no less frequently than monthly, through the date on which the Employment Term would have expired if the Employment Term expired solely as a result of the Company delivering notice of non-renewal pursuant to Section 1 on the Termination Date (as determined in accordance with Section 5.5);

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(c)a payment equal to the product of (i) the Annual Bonus, if any, that the Executive was paid with respect to the fiscal year immediately preceding fiscal year in which the Termination Date (as determined in accordance with Section 5.5) occurs, multiplied by (ii) a fraction, the numerator of which is the number of days the Executive was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”).  This amount shall be paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than 2-1/2 months following the end of the fiscal year in which the Termination Date occurs;

(d)if the Executive timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall reimburse the Executive for the difference between the monthly COBRA premium paid by the Executive for himself and his dependents and the monthly premium amount paid by similarly situated active executives.  Such reimbursement shall be paid to the Executive on the 10th of the month immediately following the month in which the Executive timely remits the premium payment.  The Executive shall be eligible to receive such reimbursement until the earliest of: (i) the eighteen-month anniversary of the Termination Date; (ii) the date the Executive is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which the Executive receives substantially similar coverage from another employer or other source.  Notwithstanding the foregoing, if the Company’s making payments under this Section 5.2(d) would violate the nondiscrimination rules applicable to non-grandfathered plans under the Affordable Care Act (the “ACA”), or result in the imposition of penalties under the ACA and the related regulations and guidance promulgated thereunder), the parties agree to reform this Section 5.2(d) in a manner as is necessary to comply with the ACA.

(e)The treatment of any outstanding equity awards shall be determined in accordance with the terms of any plans under which such awards are granted and any applicable award agreements.

5.3Death or Disability.

(a)The Executive’s employment hereunder shall terminate automatically upon the Executive’s death during the Employment Term, and the Company may terminate the Executive’s employment on account of the Executive’s Disability.

(b)If the Executive’s employment is terminated during the Employment Term on account of the Executive’s death or Disability, the Executive (or the Executive’s estate or beneficiaries, as the case may be) shall be entitled to receive the following:

(i)the Accrued Amounts; and

(ii)the Pro Rata Bonus.

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Notwithstanding any other provision contained herein, all payments made in connection with the Executive’s Disability shall be provided in a manner that is consistent with federal and state law.

(c)For purposes of this Agreement, “Disability” shall mean the Executive’s inability, due to physical or mental incapacity, to perform the essential functions of his job, with or without reasonable accommodation, for 180 days out of any 365-day period or 120 consecutive days.

5.4Notice of Termination.  Any termination of the Executive’s employment hereunder by the Company or by the Executive during the Employment Term (other than termination pursuant to Section 5.3(a) on account of the Executive’s death) shall be communicated by written notice of termination (“Notice of Termination”) to the other party hereto in accordance with Section 25.  The Notice of Termination shall specify:

(a)the termination provision of this Agreement relied upon;

(b)to the extent applicable, the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated; and

(c)the applicable Termination Date.

5.5Termination Date.  The Executive’s “Termination Date” shall be:

(a)if the Executive’s employment hereunder terminates on account of the Executive’s death, the date of the Executive’s death;

(b)if the Executive’s employment hereunder is terminated on account of the Executive’s Disability, the date that it is determined that the Executive has a Disability;

(c)if the Company terminates the Executive’s employment hereunder for Cause, the date the Notice of Termination is delivered to the Executive;

(d)if the Company terminates the Executive’s employment hereunder without Cause, the date specified in the Notice of Termination, which shall be no less than 30 days following the date on which the Notice of Termination is delivered;

(e)if the Executive terminates his employment hereunder with or without Good Reason, the date specified in the Executive’s Notice of Termination, which shall be no less than 30 days following the date on which the Notice of Termination is delivered; and

(f)if the Executive’s employment hereunder terminates because either party provides notice of non-renewal pursuant to Section 1, the end of the Employment Term, as determined pursuant to Section 1.

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Notwithstanding anything contained herein, the Termination Date shall not occur until the date on which the Executive incurs a “separation from service” within the meaning of Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”).

5.6Mitigation.  In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and except as provided in Section 5.2(d), any amounts payable pursuant to this Section 5 shall not be reduced by compensation the Executive earns on account of employment with another employer.

5.7Resignation of All Other Positions.  Upon termination of the Executive’s employment hereunder for any reason, the Executive shall be deemed to have resigned from all positions that the Executive holds as an officer or member of the Board (or a committee thereof) of the Company Group.

5.8Section 280G.

(a)If any of the payments or benefits received or to be received by the Executive (including any payment or benefits received in connection with the Executive’s termination of employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement or otherwise) (all such payments collectively referred to herein as the “280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Code and shall be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to the Executive, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by the Executive, plus the amount necessary to put the Executive in the same after-tax position (taking into account any and all applicable federal, state and local excise, income or other taxes at the highest applicable rates on such 280G Payments and on any payments under this Section 5.8 or otherwise) as if no Excise Tax had been imposed.

(b)All calculations and determinations under this Section 5.8 shall be made by an independent accounting firm or independent tax counsel appointed by the Company (the “Tax Counsel”) whose determinations shall be conclusive and binding on the Company and the Executive for all purposes.  For purposes of making the calculations and determinations required by this Section 5.8, the Tax Counsel may rely on reasonable, good faith assumptions and approximations concerning the application of Section 280G and Section 4999 of the Code.  The Company and the Executive shall furnish the Tax Counsel with such information and documents as the Tax Counsel may reasonably request in order to make its determinations under this Section 5.8.  The Company shall bear all costs the Tax Counsel may reasonably incur in connection with its services.

6.Cooperation.  The parties agree that certain matters in which the Executive shall be involved during the Employment Term may necessitate the Executive’s cooperation in the

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future.  Accordingly, following the termination of the Executive’s employment for any reason, to the extent reasonably requested by the Board, the Executive shall cooperate with the Company in connection with matters arising out of the Executive’s service to the Company; provided, however, that, the Company shall make reasonable efforts to minimize disruption of the Executive’s other activities.  The Company shall reimburse the Executive for reasonable expenses incurred in connection with such cooperation and, to the extent that the Executive is required to spend substantial time on such matters, the Company shall compensate the Executive at an hourly rate based on the Executive’s Base Salary on the Termination Date.

7.Confidential Information.  The Executive understands and acknowledges that during the Employment Term, he shall have access to and learn about Confidential Information, as defined below.

7.1Confidential Information Defined.

(a)Definition.

(i)For purposes of this Agreement, “Confidential Information” includes, but is not limited to, all information not generally known to the public, in spoken, printed, electronic or any other form or medium, relating directly or indirectly to: business processes, practices, methods, policies, plans, publications, documents, research, operations, services, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, pending negotiations, know-how, trade secrets, work-in-process, databases, manuals, records, articles, systems, material, sources of material, supplier information, vendor information, financial information, results, accounting information, accounting records, legal information, marketing information, advertising information, pricing information, credit information, design information, payroll information, staffing information, personnel information, employee lists, supplier lists, vendor lists, developments, reports, internal controls, security procedures, graphics, drawings, sketches, market studies, sales information, revenue, costs, formulae, notes, communications, algorithms, product plans, designs, styles, models, ideas, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, customer information, customer lists, client information, client lists, manufacturing information, factory lists, distributor lists and buyer lists of the Company Group or its businesses, or of any other person or entity that has entrusted information to the Company Group in confidence.

(ii)The Executive understands that the above list is not exhaustive, and that Confidential Information also includes other information that is marked or otherwise identified as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used.

(iii)The Executive understands and agrees that Confidential Information includes information developed by him in the course of his

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employment by the Company as if the Company furnished the same Confidential Information to the Executive in the first instance.  Confidential Information shall not include information that is generally available to and known by the public at the time of disclosure to the Executive; provided, however, that, such disclosure is through no direct or indirect fault of the Executive or any person acting on the Executive’s behalf.

(b)Company Creation and Use of Confidential Information.

(i)The Executive understands and acknowledges that the Company Group has invested, and continues to invest, substantial time, money and specialized knowledge into developing its resources, creating a customer base, generating customer and potential customer lists, training its employees, and improving its offerings in the business of the manufacture, processing, sale or distribution of CBD-infused products and other product offerings ancillary thereto.  The Executive understands and acknowledges that as a result of these efforts, the Company Group has created, and continues to use and create Confidential Information.  This Confidential Information provides the Company Group with a competitive advantage over others in the marketplace.

(c)Disclosure and Use Restrictions.

(i)The Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever (including other employees of the Company Group) not having a need to know and authority to know and use the Confidential Information in connection with the business of the Company Group and, in any event, not to anyone outside of the direct employ of the Company Group except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Board in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of the Company Group, except as required in the performance of the Executive’s authorized employment duties to the Company or with the prior consent of the Board in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent).  Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order.  The Executive shall promptly provide written notice of any such order to the Board.

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(d)Notice of Immunity Under the Economic Espionage Act of 1996, as amended by the Defend Trade Secrets Act of 2016 (“DTSA”).  Notwithstanding any other provision of this Agreement:

(i)The Executive shall not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that:

(A)is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or

(B)is made in a complaint or other document filed under seal in a lawsuit or other proceeding.

(ii)If the Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Executive may disclose the Company’s trade secrets to the Executive’s attorney and use the trade secret information in the court proceeding if the Executive:

(A)files any document containing trade secrets under seal; and

(B)does not disclose trade secrets, except pursuant to court order.

8.Restrictive Covenants.

8.1Acknowledgement.  The Executive understands that the nature of the Executive’s position gives him access to and knowledge of Confidential Information and places him in a position of trust and confidence with the Company Group.  The Executive understands and acknowledges that the services he provides to the Company Group are unique, special or extraordinary.  The Executive further understands and acknowledges that the Company Group’s ability to reserve these for the exclusive knowledge and use of the Company Group is of great competitive importance and commercial value to the Company Group, and that improper use or disclosure by the Executive is likely to result in unfair or unlawful competitive activity.  Reference is hereby made to that certain Agreement and Plan of Merger, dated January ___, 2020, by and among the Company, Lifted and Warrender Enterprise Inc. d/b/a Lifted Liquids (the “Merger Agreement”). The Executive acknowledges that the Company would not have entered into the Merger Agreement but for Executive being bound by the covenants set forth in this Section 8 and the Executive’s allocable share of the Merger Consideration (as such term is defined in the Merger Agreement) constitutes, in part, consideration for the Executive agreeing to be bound by the covenants set forth in this Section 8.

8.2Non-Competition.  Because of the Company Group’s legitimate business interest as described herein and the good and valuable consideration offered to the Executive, during the Employment Term and for the 12 months, to run consecutively, beginning on the last day of the Executive’s employment with the Company, for any reason or no reason (except for termination by the Company without Good Reason in which case the restrictive covenants shall

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be deemed to be waived by the Company) and whether employment is terminated at the option of the Executive or the Company Group, the Executive agrees and covenants not to engage in Prohibited Activity within the United States.

(a)For purposes of this Section 8, “Prohibited Activity” is activity in which the Executive contributes his knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, agent, employee, partner, director, stockholder, officer, volunteer, intern or any other similar capacity to an entity engaged in the same or similar business as the Company Group, including those engaged in the business of the manufacture, processing, sale or distribution of CBD-infused products.  Prohibited Activity also includes activity that may require or inevitably requires disclosure of trade secrets, proprietary information or Confidential Information.

(b)Nothing herein shall prohibit the Executive from purchasing or owning less than 5% of the publicly traded securities of any corporation, provided that such ownership represents a passive investment and that the Executive is not a controlling person of, or a member of a group that controls, such corporation.

(c)This Section 8 does not, in any way, restrict or impede the Executive from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order.  The Executive shall promptly provide written notice of any such order to the Board.

8.3Non-Solicitation of Employees.  The Executive agrees and covenants not to directly or indirectly solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee of the Company Group during 12 months, to run consecutively, beginning on the last day of the Executive’s employment with the Company.  Notwithstanding the foregoing, it shall not be a breach of this provision to hire an employee who responds to a general advertisement that is not targeted to a specific individual.

8.4Non-Solicitation of Customers.  The Executive understands and acknowledges that because of the Executive’s experience with and relationship to the Company Group, he shall have access to and learn about much or all of the Company Group’s customer information.  “Customer Information” includes, but is not limited to, names, phone numbers, addresses, email addresses, order history, order preferences, chain of command, pricing information and other information identifying facts and circumstances specific to the customer and relevant to sales or services.  The Executive understands and acknowledges that loss of this customer relationship or goodwill will cause significant and irreparable harm.  The Executive agrees and covenants, during 12 months, to run consecutively, beginning on the last day of the Executive’s employment with the Company, not to directly solicit, contact (including but not limited to email, regular mail, express mail, telephone, fax and instant message), attempt to contact, or meet with the Company’s customers for purposes of offering or accepting goods or services similar to or competitive with those offered by the Company.  This restriction shall only apply to:

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(a)Customers the Executive contacted in any way during the past 12 months;

(b)Customers about whom the Executive has trade secret or confidential information;

(c)Customers who became customers during the Executive’s employment with the Company; and

(d)Customers about whom the Executive has information that is not available publicly.

9.Non-Disparagement.  The Executive agrees and covenants that he shall not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Company Group or its businesses, or any of its employees, officers.  This Section 9 does not, in any way, restrict or impede the Executive from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order.  The Executive shall promptly provide written notice of any such order to the Board.  The Company agrees and covenants that it shall cause its officers and directors to refrain from making any defamatory or disparaging remarks, comments or statements concerning the Executive to any third parties.

10.Acknowledgement.  The Executive acknowledges and agrees that the services to be rendered by him to the Company are of a special and unique character; that the Executive will obtain knowledge and skill relevant to the Company’s methods of doing business and marketing strategies by virtue of the Executive’s employment; and that the restrictive covenants and other terms and conditions of this Agreement are reasonable and reasonably necessary to protect the legitimate business interest of the Company Group.  The Executive further acknowledges that the amount of his compensation reflects, in part, his obligations and the Company’s rights under Section 7, Section 8 and Section 9 of this Agreement; that he has no expectation of any additional compensation, royalties or other payment of any kind not otherwise referenced herein in connection herewith; and that he will not be subject to undue hardship by reason of his full compliance with the terms and conditions of Section 7, Section 8 and Section 9 of this Agreement or the Company’s enforcement thereof.

11.Remedies.  In the event of a breach or threatened breach by the Executive of Section 7, Section 8 or Section 9 of this Agreement, the Executive hereby consents and agrees that the Company shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security.  The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

12.Arbitration.  Any dispute, controversy or claim arising out of or related to this Agreement or any breach of this Agreement shall be submitted to and decided by a single

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arbitrator under binding arbitration.  Arbitration shall be administered exclusively by the American Arbitration Association and shall be conducted consistent with the rules, regulations and requirements thereof as well as any requirements imposed by state law.  Any arbitral award determination shall be final and binding upon the parties.

13.Proprietary Rights.

13.1Work Product.  The Executive acknowledges and agrees that all right, title and interest in and to all writings, works of authorship, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, materials and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, amended, conceived or reduced to practice by the Executive individually or jointly with others during the period of his employment by the Company and relate in any way to the business or contemplated business, products, activities, research or development of the Company or result from any work performed by the Executive for the Company (in each case, regardless of when or where prepared or whose equipment or other resources is used in preparing the same), all rights and claims related to the foregoing, and all printed, physical and electronic copies and other tangible embodiments thereof (collectively, “Work Product”), as well as any and all rights in and to US and foreign (a) patents, patent disclosures and inventions (whether patentable or not), (b) trademarks, service marks, trade dress, trade names, logos, corporate names and domain names, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing, (c) copyrights and copyrightable works (including computer programs), including rights in data and databases, (d) trade secrets, know-how and other confidential information and (e) all other intellectual property rights, in each case whether registered or unregistered and including all registrations and applications for, and renewals and extensions of, such rights, all improvements thereto and all similar or equivalent rights or forms of protection in any part of the world (collectively, “Intellectual Property Rights”), shall be the sole and exclusive property of the Company.  For purposes of this Agreement, Work Product includes, but is not limited to, Company Group information, including plans, publications, research, strategies, techniques, agreements, documents, contracts, terms of agreements, negotiations, know-how, web design, work in process, databases, manuals, results, developments, reports, graphics, drawings, sketches, market studies, formulae, notes, communications, algorithms, product plans, product designs, styles, models, audiovisual programs, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, customer information, client information, customer lists, client lists, manufacturing information, marketing information, advertising information and sales information.

13.2Work Made for Hire; Assignment.  The Executive acknowledges that, by reason of being employed by the Company at the relevant times, to the extent permitted by law, all of the Work Product consisting of copyrightable subject matter is “work made for hire” as defined in 17 U.S.C. Section 101 and such copyrights are therefore owned by the Company.  To the extent that the foregoing does not apply, the Executive hereby irrevocably assigns to the Company, for no additional consideration, the Executive’s entire right, title, and interest in and to all Work Product and Intellectual Property Rights therein, including the right to sue, counterclaim, and recover for all past, present and future infringement, misappropriation or dilution thereof, and all rights corresponding thereto throughout the world.  Nothing contained in

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this Agreement shall be construed to reduce or limit the Company’s rights, title or interest in any Work Product or Intellectual Property Rights so as to be less in any respect than that the Company would have had in the absence of this Agreement.

13.3Further Assurances; Power of Attorney.  During and after his employment, the Executive agrees to reasonably cooperate with the Company to (a) apply for, obtain, perfect and transfer to the Company the Work Product as well as any and all Intellectual Property Rights in the Work Product in any jurisdiction in the world; and (b) maintain, protect and enforce the same, including giving testimony and executing and delivering to the Company any and all applications, oaths, declarations, affidavits, waivers, assignments and other documents and instruments as shall be requested by the Company.  The Executive hereby irrevocably grants the Company power of attorney to execute and deliver any such documents on the Executive’s behalf in his name and to do all other lawfully permitted acts to transfer the Work Product to the Company and further the transfer, prosecution, issuance and maintenance of all Intellectual Property Rights therein, to the full extent permitted by law, if the Executive does not promptly cooperate with the Company’s request (without limiting the rights the Company shall have in such circumstances by operation of law).  The power of attorney is coupled with an interest and shall not be affected by the Executive’s subsequent incapacity.

13.4No License.  The Executive understands that this Agreement does not, and shall not be construed to, grant the Executive any license or right of any nature with respect to any Work Product or Intellectual Property Rights or any Confidential Information, materials, software or other tools made available to him by the Company.

14.Security.

14.1Security and Access.  The Executive agrees and covenants (a) to comply with all Company Group security policies and procedures, as in force from time to time (“Facilities and Information Technology Resources”); (b) not to access or use any Facilities and Information Technology Resources except as authorized by the Company; and (iii) not to access or use any Facilities and Information Technology Resources in any manner after the termination of the Executive’s employment by the Company, whether termination is voluntary or involuntary.  The Executive agrees to notify the Company promptly in the event he learns of any violation of the foregoing by others, or of any other misappropriation or unauthorized access, use, reproduction or reverse engineering of, or tampering with any Facilities and Information Technology Resources or other Company Group property or materials by others.

14.2Exit Obligations.  Upon (a) voluntary or involuntary termination of the Executive’s employment or (b) the Company’s request at any time during the Executive’s employment, the Executive shall (i) provide or return to the Company any and all Company Group property, including keys, key cards, access cards, identification cards, security devices, employer credit cards, network access devices, computers, cell phones, smartphones, PDAs, pagers, fax machines, equipment, speakers, webcams, manuals, reports, files, books, compilations, work product, email messages, recordings, tapes, disks, thumb drives or other removable information storage devices, hard drives, negatives and data, and all Company Group documents and materials belonging to the Company and stored in any fashion, including but not limited to those that constitute or contain any Confidential Information or Work Product, that are

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in the possession or control of the Executive, whether they were provided to the Executive by the Company Group or any of its business associates or created by the Executive in connection with his employment by the Company; and (ii) delete or destroy all copies of any such documents and materials not returned to the Company that remain in the Executive’s possession or control, including those stored on any non-Company Group devices, networks, storage locations and media in the Executive’s possession or control.

15.Governing Law: Jurisdiction and Venue.  This Agreement, for all purposes, shall be construed in accordance with the laws of Illinois without regard to conflicts of law principles.  Any action or proceeding by either of the parties to enforce this Agreement shall be brought only in a state or federal court located in the state of Illinois, county of Cook.  The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

16.Intentionally Omitted.

17.Attorneys’ Fees and Costs.  If any action at law or in equity, including any action for declaratory relief, is brought by a party to this Agreement, including arbitration under Section 12, to enforce or interpret the provisions of this Agreement, the prevailing party shall recover from the non-prevailing party any actual damages and reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees incurred in connection with such dispute and litigation.

18.Entire Agreement.  Unless specifically provided herein, this Agreement contains all of the understandings and representations between the Executive and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.  The parties mutually agree that this Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of this Agreement.

19.Modification and Waiver.  No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and executed by the Executive and the Company.  Notwithstanding the foregoing, if any provision of this Agreement is not permitted under any applicable law, regulation or rule, including any rule of a listing exchange (such as NASDAQ) on which the Company is, or anticipated will become, listed, the Company may reasonably modify this Agreement to the extent necessary to comply with such law, regulation or rule.  No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

20.Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties

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with any such modification to become a part hereof and treated as though originally set forth in this Agreement.  The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law.  The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them.  In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein.

21.Captions.  Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph.

22.Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

23.Section 409A.

23.1General Compliance.  This Agreement is intended to comply with Section 409A or an exemption thereunder (to avoid acceleration of income or imposition of any penalty, interest or additional tax under Section 409A) and shall be construed and administered in accordance therewith.  Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption.  Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible.  For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment.  Any payments to be made under this Agreement upon a termination of employment shall only be made upon a “separation from service” under Section 409A.  Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, additional tax or other expenses that may be incurred by the Executive on account of non-compliance with Section 409A.

23.2Specified Employees.  Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with his termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Executive is determined to be a “specified employee” as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date to occur following the six-month anniversary of the Termination Date

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or, if earlier, on the Executive’s death (the “Specified Employee Payment Date”).  The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date and interest on such amounts calculated based on the applicable federal rate published by the Internal Revenue Service for the month in which the Executive’s separation from service occurs shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

23.3Reimbursements.  To the extent required by Section 409A, each reimbursement or in-kind benefit provided under this Agreement shall be provided in accordance with the following:

(a)the amount of expenses eligible for reimbursement, or in-kind benefits provided, during each calendar year cannot affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year;

(b)any reimbursement of an eligible expense shall be paid to the Executive on or before the last day of the calendar year following the calendar year in which the expense was incurred; and

(c)any right to reimbursements or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit.

23.4Tax Gross-ups.  Any tax gross-up payments provided under this Agreement shall be paid to the Executive on or before December 31 of the calendar year immediately following the calendar year in which the Executive remits the related taxes.

24.Successors and Assigns.  This Agreement is personal to the Executive and shall not be assigned by the Executive.  Any purported assignment by the Executive shall be null and void from the initial date of the purported assignment.  The Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company.  This Agreement shall inure to the benefit of the Company and permitted successors and assigns.

25.Notice.  Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, or by overnight carrier to the parties at the addresses set forth below (or such other addresses as specified by the parties by like notice):

If to the Company, to:	Acquired Sales Corp.
31 N. Suffolk Lane
Lake Forest, Illinois 60045
Attention: Gerard M. Jacobs, CEO
Email: gerardmjacobs@acquiredsalescorp.com

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If to the Executive, to:	Nicholas S. Warrender
Lifted Liquids
43360 US Highway 41
Zion, Illinois 60099
Email: nick@liftedliquids.com

26.Representations of the Executive.  The Executive represents and warrants to the Company that:

(a)The Executive’s acceptance of employment with the Company and the performance of his duties hereunder shall not conflict with or result in a violation of, a breach of, or a default under any contract, agreement or understanding to which he is a party or is otherwise bound.

(b)The Executive’s acceptance of employment with the Company and the performance of his duties hereunder shall not violate any non-solicitation, non-competition or other similar covenant or agreement of a prior employer.

27.Withholding.  The Company shall have the right to withhold from any amount payable hereunder any federal, state and local taxes in order for the Company to satisfy any withholding tax obligation it may have under any applicable law or regulation.

28.Survival.  Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties hereto shall survive such expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement.

29.Acknowledgement of Full Understanding.  THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE HAS FULLY READ, UNDERSTANDS AND VOLUNTARILY ENTERS INTO THIS AGREEMENT.  THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND CONSULT WITH AN ATTORNEY OF HIS CHOICE BEFORE SIGNING THIS AGREEMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ACQUIRED SALES CORP.

By:
		Name:	Gerard M. Jacobs
		Title:	CEO

EXECUTIVE

Signature:
Print Name:

[Signature Page to Nicholas S. Warrender Employment Agreement]

105860481.v1-12/9/19

  Merger Agreement - Exhibit  B

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (as executed and as it may be amended, modified, supplemented or restated from time to time, as provided herein, this “Agreement”), dated as of _______________, 2020, is entered into among each Person identified on Schedule 1 hereto and executing a signature page hereto and each other Person who after the date hereof acquires securities of the Company and agrees or is required to become a party to, and bound by, this Agreement in accordance with Section 4.1 (each referred to herein as a “Stockholder” and, collectively, the “Stockholders).

RECITALS:

WHEREAS, Gerard M. Jacobs ("GMJ"), the Roberti Jacobs Family Trust (the "RJFT") and William C. Jacobs ("WCJ", and, together with GMJ, the RJFT and their Affiliates, the "Jacobs Stockholders") collectively own 1,401,623 shares of Common Stock, and options, warrants, and rights to purchase warrants exercisable into 1,582,948 shares of Common Stock;

WHEREAS, Lifted merged with and into Lifted Sub (with Lifted Sub as the surviving entity (the "Merger")) pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated January 7, 2020, by and between the Company, Lifted Sub, GMJ, WCJ, Lifted and Nicholas S. Warrender ("NSW"), and in connection with the Merger, NSW was issued 3,900,455 shares of Common Stock; and

WHEREAS, the Stockholders desire to enter into this Agreement to set forth certain understandings and agreements concerning the shares of capital stock held by the Stockholders from time to time, including the voting, and transfer of such shares, and to set forth certain additional provisions concerning the governance and management of the Company.

NOW, THEREFORE, in consideration of the mutual premises and covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound hereby:

Section 1.Definitions

Certain capitalized terms used in this Agreement shall have the meanings set forth below or in the Section of this Agreement referred to below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with that Person; for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean the ownership or control of securities possessing more than fifty percent (50%) of the voting power of all outstanding voting securities of an entity or the power otherwise to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting stock or similar rights.

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“Business Day” shall mean any day other than a Saturday, a Sunday or any day on which banking institutions located in Chicago, Illinois are authorized or required by law or other governmental action to close.

“Change in Control” shall mean: (a) the sale of all or substantially all of the consolidated assets of the Company to a Third-Party Purchaser (whether to a single Person or a group of Persons, or in a single transaction or series of related transactions); (b) a sale resulting in Stock having no less than a majority of the voting power of all the issued and outstanding Stock (on a fully diluted basis, treating any security or other instrument convertible into or exercisable or exchange for any Stock) being held by a Third-Party Purchaser (whether to a single Person or a group of Persons, or in a single transaction or series of related transactions); or (c) a merger, consolidation, recapitalization or reorganization of the Company with or into a Third-Party Purchaser that results in Stock having no less than a majority of the voting power of all the issued and outstanding Stock (on a fully diluted basis, treating any security or other instrument convertible into or exercisable or exchange for any Stock) being held by a Third-Party Purchaser.

“Common Stock” shall mean the common stock, $0.001 par value, of the Company, as set forth in the Company’s Articles of Incorporation, and any capital stock issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Common Stock Equivalents” shall mean any securities or other instruments of the Company which would entitle the holder thereof to acquire, at any time, any shares of Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive shares of Common Stock.

“Company” shall mean Acquired Sales Corp., a Nevada corporation.

“Company Board” shall mean the board of directors of the Company and any committee granted powers comparable to the full board of directors of the Company.

“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative or association.

“Failed Vote” has the meaning set forth in Section 3.6.

“Future Group Representative” shall mean, with respect to each Future Stockholder Group, the Initial Representative of such Future Stockholder Group until such time as: (i) the death or other incapacity of the Future Group Representative (in which case, the replacement shall be appointed by Future Stockholder Group Members holding a majority of the shares of Common Stock owned by such Future Stockholder Group which replacement, for the avoidance of doubt, must be (or control) a Future Stockholder Group Member of the applicable Future Stockholder Group); or (ii) the Future Stockholder Group Members holding at least 75% of the shares of Common Stock owned by such Future Stockholder Group sends written notice to each Stockholder Group Representative that the Initial Representative is no longer the Future Group Representative for such Future Stockholder Group and such notice names a replacement Future

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Group Representative (who, for the avoidance of doubt, must be (or control) a Future Stockholder Group Member of the applicable Future Stockholder Group).

“Future Stockholder Group” has the meaning set forth in Section 4.1.

“Future Stockholder Group Member” has the meaning set forth in Section 4.1.

“Jacobs Representative” shall mean GMJ, until such time as the death or other incapacity of GMJ, in which case the replacement Jacobs Representative shall be WCJ.

“Jacobs Stockholders” has the meaning set forth in the Recitals and each other Permitted Transferee of a Jacobs Stockholder who after the date hereof acquires securities of the Company from any of them and agrees or is required to become a party to, and bound by, this Agreement in accordance with Section 4.1.

"Lifted" shall mean Warrender Enterprise Inc. d/b/a Lifted Liquids, a Wisconsin corporation.

"Lifted Sub" shall mean Lifted Liquids, Inc., an Illinois corporation and a wholly-owned subsidiary of the Company.

“Nonvoting Party” has the meaning set forth in Section 3.6.

“Permitted Transferee” of a Stockholder shall mean (a) the Stockholder’s spouse, parent, child, grandchild, sibling, niece or nephew (whether natural, adopted or in the process of adoption) (b) an entity owned 100% by the Stockholder or any of the foregoing individuals and (c) a revocable trust established by the Stockholder for the Stockholder’s benefit and of which the Stockholder is the sole trustee.

“Person” shall mean any individual or Entity, and the heirs, executors, administrators, trustees, legal representatives, successors and assigns of such individual or Entity where the context so admits.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stock” shall mean all (i) shares of Common Stock issued and outstanding from time to time; (ii) all Common Stock Equivalents issued and outstanding from time to time; and (iii) shares of any other class of voting capital stock of the Company or any securities or other instruments issued and outstanding that are convertible into or exchangeable or exercisable for such voting capital stock.

“Stockholder” or “Stockholders” has the meaning set forth in the Preamble.

“Stockholder Group” means each of the Jacobs Stockholders, NSW, and each Future Stockholder Group that becomes a party hereto.

“Stockholder Group Representative” shall mean the Jacobs Representative, NSW, and each Future Group Representative.

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“Third-Party Purchaser” shall mean a Person that is not a Stockholder or an Affiliate of a Stockholder.

“Transfer” shall mean, in the context of a transfer of Stock, the direct or indirect sale, assignment, pledge, hypothecation, transfer or other disposition (voluntarily or involuntarily, by gift or otherwise, and whether as security or otherwise) by a Stockholder of all or a portion of the Stockholder’s Stock, including (i) the sale, assignment, pledge, hypothecation, transfer or other disposition (voluntarily or involuntarily, by gift or otherwise, and whether as security or otherwise) of an equity interest in any Person, substantially all of the assets of which consist, directly or indirectly, of Stock, or (ii) the merger or consolidation of a Stockholder, or of any Person referred to in clause (i), with another Person.

Section 2.Restrictions on Transfer. No Stockholder shall vote in favor of a Change in Control, unless such Change in Control has been approved by the Company Board and each Stockholder Group Representative.

Section 3.Board of Directors and Management.

Section 3.1Board Composition. Each Stockholder agrees to vote or cause to be voted at a regular or special meeting of stockholders of the Company (or by written consent) all shares of Stock now or hereafter owned or controlled by such Stockholder for such slate of directors (including any weighted vote, if applicable) as unanimously agreed upon by the Stockholder Group Representatives.

Section 3.2Director Removal and Vacancy

(a)Except in circumstances in which a director (pursuant to the Company’s bylaws or any amendment thereof) is proposed to be removed for cause, no party hereto shall vote to remove any member of the Company Board nominated in accordance with the aforesaid procedure unless the removal is unanimously agreed upon by the Stockholder Group Representatives.

(b)In the event of any vacancy on the Company Board created by the resignation, removal, incapacity or death of any person nominated under Section 3.1, each Stockholder agrees to vote or cause to be voted at a regular or special meeting of stockholders of the Company (or by written consent) all shares of Stock now or hereafter owned or controlled by such Stockholder for the individual to fill such vacancy as unanimously agreed upon by the Stockholder Group Representatives.

Section 3.3Charter and Bylaws.  Each Stockholder shall vote all of the Stock owned or controlled by such party (whether now or hereafter acquired) to ensure that the charter and bylaws of the Company are consistent with, and do not at any time conflict with, the provisions of this Agreement.  No Stockholder shall grant any proxy (other than to representatives of the Company to vote in accordance with the provisions of this Agreement) or enter into or agree to be bound by any voting trust or voting agreement with respect to any Stock nor shall any Stockholder enter into any shareholder agreements or arrangements of any kind with any Person with respect to any Stock on terms inconsistent with the provisions of this Agreement (regardless whether such agreements and arrangements are with other Stockholders or holders of Stock that

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are not parties to this Agreement), including but not limited to agreements or arrangements with respect to the acquisition, disposition or voting of Stock.

Section 3.4Employment Terms and Compensation.  Each Stockholder agrees to vote or cause to be voted at a regular or special meeting of directors, of committees of directors, or of stockholders of the Company (or by written consent) all director votes controlled by such Stockholder and all shares of Stock now or hereafter owned or controlled by such Stockholder in favor of only those employment agreements, consulting agreements, fee agreements, base salaries, bonuses, management bonus pools amounts and calculations, management bonus pool allocations and payments, future stock options or warrants issuances, and any other direct or indirect compensation or benefits of any nature whatsoever to any directors, officers, employees, consultants, representatives or agents of the Company, Lifted Sub, or any other subsidiary or affiliate of any of them ("Employment Terms and Compensation"), that are unanimously agreed upon by the Stockholder Group Representatives, and against all Employment Terms and Compensation that are not unanimously agreed upon by the Stockholder Group Representatives.

Section 3.5Acquisitions, Divestitures and Capital Raises.  Each Stockholder agrees to vote or cause to be voted at a regular or special meeting of directors or stockholders of the Company (or by written consent) all director votes and all shares of Stock now or hereafter owned or controlled by such Stockholder in favor of only those future acquisitions, divestitures or capital raises that are unanimously agreed upon by the Stockholder Group Representatives, and against all future acquisitions, divestitures or capital raises that are not unanimously agreed upon by the Stockholder Group Representatives.

Section 3.6Grant of Proxy.  Upon the failure of any party (a “Nonvoting Party”) to vote such party’s Stock in accordance with the terms of this Section 3 (a “Failed Vote”), the Nonvoting Party hereby grants to its Stockholder Group Representative, a proxy coupled with an interest in all Stock owned or controlled by the Nonvoting Party, which proxy shall be exercisable by such Person (i) not earlier than five (5) days after the Nonvoting Party has received written notice from any other Stockholder identifying the subject of the Nonvoting Party’s Failed Vote and indicating that the Stockholder Group Representative delivering the notice intends to exercise the Stockholder’s right to designate a proxy holder, and (ii) only if, during such period of five (5) days, the Nonvoting Party fails to cure the Failed Vote by voting the Nonvoting Party’s Stock in accordance with the terms of this Section 3.  If the proxy becomes exercisable, the proxy shall be exercisable and irrevocable as to the subject of, and until the proxy holder has cast a vote in respect of, such Failed Vote, or until this Agreement terminates pursuant to its terms or this Section 3.6 is amended to remove such grant of proxy in accordance with Section 4.6.

Section 4.Miscellaneous.

Section 4.1New Stockholder Groups.  If the Stockholder Group Representatives unanimously agree to allow a Person or group of Persons (with such Group of Persons being referred to as a “Future Stockholder Group” and each individual Person as a “Future Stockholder Group Member”) to become a party to this Agreement, then the members of such Future Stockholder Group may be permitted to become a party hereto as follows:

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(a)The Future Stockholder Group Members owning a majority of the shares of Common Stock owned by the Future Stockholder Group shall have named a Stockholder Group Representative for such Future Stockholder Group (the “Initial Representative”).

(b)Each Future Stockholder Group Member shall have executed a joinder to this Agreement in the form attached hereto as Exhibit A (a “Joinder”).

Upon the occurrence of (a) and (b), each such Future Stockholder Group shall be a “Stockholder Group” hereunder and each such Future Stockholder Group Member shall become a “Stockholder” hereunder. Further, any Permitted Transferee or Affiliate of a Stockholder that, after the date hereof, acquires shares of Stock from a Stockholder must as a condition to the effectiveness of such acquisition become a party to this Agreement.  Each such Permitted Transferee shall become a party to this Agreement, without the need for the consent, approval or signature of any other Stockholder, by executing a Joinder, and thereafter, such Person shall become a “Stockholder” hereunder.

Section 4.2Specific Performance; Other Rights.  The parties recognize and hereby acknowledge that, in view of the uniqueness of the transactions contemplated hereby, money damages that would result by reason of the failure of any of the other parties to perform any of their obligations under this Agreement may be impossible to measure, and that, in any event, money damages would be an inadequate remedy under such circumstances. Therefore, each party agrees that the other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which they may be entitled at law or in equity. Accordingly, if any party should institute an action or proceeding seeking specific enforcement of the provisions of this Agreement, the party or parties against which such action or proceeding is brought hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law, and the parties hereby agree not to assert in any such action or proceeding the claim or defense that such remedy at law exists, and shall waive or not assert any requirement to post bond in connection with seeking specific performance.  The parties hereby agree that this provision is without prejudice to any rights or remedies that the parties may have at law or in equity for any failure to perform under this Agreement. Except as provided herein, this Agreement is not intended to limit or abridge any rights of the Stockholders which may exist apart from this Agreement.

Section 4.3Compliance with Securities Laws; Notice of Intention to Sell Shares.  In addition to any other restrictions provided in this Agreement: (a) no Stockholder shall Transfer any shares of Stock unless the Transfer is either (i) pursuant to an effective Registration Statement under the Securities Act and is in compliance with any applicable state securities or blue sky laws, or (ii) pursuant to an exemption from registration under the Securities Act (including, to a Permitted Transferee) and, if reasonably requested by any Stockholder Group Representative, such Stockholder shall furnish the Company with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of such exemption; and (b) no Stockholder shall Transfer any shares of Stock unless such Stockholder has provided at least seven (7) days advance written notice to each of the Stockholder Group Representatives of such Stockholder's intention to Transfer such shares of Stock.

Section 4.4Termination.  This Agreement shall terminate on the date that is the earliest to occur of: (i) the written agreement to terminate as unanimously agreed upon by the

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Stockholder Group Representatives; (ii) the consummation of a Change in Control; or (iii) the dissolution of the Company.

Section 4.5Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received (a) when delivered, if delivered personally by a commercial messenger delivery service with verification of delivery, (b) four (4) days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) one Business Day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service, (d) on the date of delivery if delivered by facsimile or email and delivery electronically confirmed before 5:00 p.m. (local time) on any Business Day, or (e) on the next Business Day if delivered by facsimile or email and delivery electronically confirmed either after 5:00 p.m. (local time) or on a non-Business Day, in each case to the address, facsimile number or email information set forth on Schedule 1 hereto which shall be supplemented from time to time to the extent updated information is furnished in writing by any Stockholder to the other Stockholders.

Section 4.6Amendments and Waivers.  This Agreement may only be amended as unanimously agreed upon by the Stockholder Group Representatives.  Except as otherwise expressly set forth in this Agreement, the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only as unanimously agreed upon by the Stockholder Group Representatives. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.  Any amendment or waiver in accordance herewith shall be binding upon each party hereto.

Section 4.7Assignment; Successors and Assigns.  Except as otherwise provided herein, this Agreement shall not be assignable by any party without the written consent of all of the Stockholder Group Representatives other than to Permitted Transferees.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their Permitted Transferees.

Section 4.8Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

Section 4.9Counterparts.  This Agreement may be executed in two or more counterparts (each of which need not be executed by each of the parties), whether by original, photocopy, email (including pdf or similar format) or facsimile, and each of which shall be

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deemed an original and sufficient as if actual signature pages had been delivered, but all of which together shall constitute one and the same instrument.

Section 4.10Section Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 4.11Number; Gender.  Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

Section 4.12Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of the State of Illinois.

Section 4.13Entire Agreement.  The parties hereto agree that this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between any or all of the parties relating to the subject matter hereof which are not fully expressed or referred to herein.

Section 4.14Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Stock, to any and all shares of capital stock of the Company and of any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise, including by virtue of equity securities (or securities or other instruments convertible into or exchangeable or exercisable for equity securities) issued in respect of, in exchange for, or in substitution of Stock, by reason of conversion, stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

Section 4.15Submission to Jurisdiction.  Each Stockholder hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby, except those matters required to be submitted to arbitration, to the jurisdiction of the United States District Court for the Northern District of Illinois and the jurisdiction of any court of the State of Illinois located in Cook County, Illinois and waive any and all objections to jurisdiction that they may have under the laws of the State of Illinois or the United States.

Section 4.16Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO

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ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 4.17.

Section 4.17Attorneys’ Fees and Costs.  If any action at law or in equity, including any action for declaratory relief, is brought by a party to this Agreement, to enforce or interpret the provisions of this Agreement, the prevailing party shall recover from the non-prevailing party any actual damages and reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees incurred in connection with such dispute and litigation.

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IN WITNESS WHEREOF, the Stockholders have executed and delivered this Agreement as of the date first written above.

STOCKHOLDERS:

[Signature]

[Print Name of Stockholder]

SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

SCHEDULE 1

NAMES AND ADDRESSES OF STOCKHOLDERS

NameAddress/Facsimile Number or Email

1.Gerard M. Jacobs31 N. Suffolk Lane, Lake Forest, IL  60045

Email:  LakeGeneva91@gmail.com

2.William C. Jacobs301 Mission Drive #383, New Smyrna Beach, FL  31268

Email: Jake@BeachinCompany.com

3. Roberti Jacobs Family Trust31 N. Suffolk Lane, Lake Forest, IL  60045

Email: LakeGeneva91@gmail.com

3. Nicholas S. Warrender328 55th Street B, Kenosha, WI  53140

Email: Ape.anonymous@gmail.com

Merger Agreement - Exhibit C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this ___ day of _______________, 2020, by and among Acquired Sales Corp., a Nevada corporation (the “Company”), and Nicholas S. Warrender, a resident of Wisconsin (the  “Lifted Owner”).

RECITALS:

WHEREAS, the Company and Warrender Enterprise Inc. d/b/a Lifted Liquids (“Target”) entered into that certain Merger Agreement, dated as of January 7, 2020 (the “Merger Agreement”) pursuant to which Target was merged with and into Lifted Liquids, Inc., a wholly-owned subsidiary of the Company (the "Merger Sub"), with the Merger Sub as the surviving entity.

WHEREAS, in connection with the Merger Agreement, the Lifted Owner was issued an aggregate of 3,900,455 shares of Common Stock (as defined below) of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Lifted Owner as set forth below.

The parties hereby agree as follows intending to be legally bound hereby:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Board” shall mean the Board of Directors of the Company.

“Common Stock” shall mean Common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Demand Registration” shall mean a registration pursuant to Section 2 hereof.

“Holder” shall mean the beneficial owner of a security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless the Company has been given written notice of the existence and identity of a different beneficial owner.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to

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make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

“Permitted Transferee” of the Lifted Owner shall mean (a) the Lifted Owner’s spouse, parent, child, grandchild, sibling, niece or nephew (whether natural, adopted or in the process of adoption) (b) an entity owned 100% by the Lifted Owner or any of the foregoing individuals and (c) a revocable trust established by the Lifted Owner for the benefit of Lifted Owner or Lifted Owner’s child, grandchild, niece or nephew (whether natural, adopted or in the process of adoption) and of which the Lifted Owner is the sole trustee.

“Person” shall mean a natural person, partnership, corporation, business trust, association, limited liability company, joint venture or other entity or a government or agency or political subdivision thereof.

“Piggyback Registration” shall mean a registration pursuant to Section 3 hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended and supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registration” shall mean Demand or Piggyback Registration.

“Registration Expenses” shall mean out-of-pocket expenses of a Registration, including:

(a)all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

(b)fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registerable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Holders of a majority of the Registerable Securities being sold may designate);

(c)printing, messenger, telephone and delivery expenses;

(d)fees and disbursements of counsel for the Company, counsel for the underwriters and of not more than one firm of attorneys for the sellers of the Registerable Securities;

(e)fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and “cold comfort” letters incident to such registration);

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(f)fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registerable Securities;

(g)premiums and other costs of securities acts liability insurance if the Company so desires or if the underwriters or selling Holders of Registerable Securities so require; and

(h)fees and expenses of any other Persons retained by the Company.

“Registerable Securities” shall mean those Securities which have not been sold to the public.

“Registration Statement” shall mean any registration statement which covers Registerable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities” shall mean (a) any shares of Common Stock beneficially owned by the Lifted Owner, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Securities whenever such Person has the right to then acquire or obtain from the Company any Securities, whether or not such acquisition has actually been effected).

“Underwritten registrations or underwritten offering” shall mean a registration in which securities of the Company are sold to an underwriter for distribution to the public.

2.Demand Registrations.

(a)At any time beginning on the 120th day following the closing of the Merger Agreement, but only if the Company has not filed a Registration Statement prior thereto with respect to which the Lifted Owner was granted piggyback registration rights pursuant to Section 3 and was permitted to include for registration thereon all of the Registerable Securities, upon the request of the Lifted Owner, the Holders of Registerable Securities shall have the right to request registration under the Securities Act of all or any portion of their Registerable Securities pursuant to a Registration Statement on Form S-1 or any similar long-form Registration Statement (a “Long-Form Registration”) or, if eligible, Form S-3 (a “Short-Form Registration” and, together with each Long-Form Registration and Shelf Registration (as defined below), a “Demand Registration”).  Each request for a Long-Form Registration or Short-Form Registration shall specify the number of Registerable Securities requested to be included in the Demand Registration.  Upon receipt of any such request, the Company shall promptly (but in no event later than ten (10) days following receipt thereof) deliver notice of such request to all other Holders of Registerable Securities who shall then have ten (10) days from the date such notice is

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given to notify the Company in writing of their desire to be included in such registration.  The Company shall prepare and file with (or confidentially submit to) the Securities and Exchange Commission (the “Commission”) SEC a Registration Statement on Form S-1 or Form S-3 (as applicable) or any successor form thereto covering all of the Registerable Securities that the Holders thereof have requested to be included in such Demand Registration as promptly as practicable following the date such initial request is given and shall use its good faith efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter.  The Lifted Owner shall be entitled to no more than one (1) Demand Registration in any twelve (12) month period pursuant to this Section 2 and three (3) Demand Registrations pursuant to this Section 2 in the aggregate.

(b)The Company may postpone for up to 180 days the filing or effectiveness of a Registration Statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, provided, that in such event the Holders of a majority of the Registerable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all registration expenses in connection with such registration.  The Company may delay a Demand Registration hereunder only once in any period of 12 consecutive months. Notwithstanding anything to the contrary herein, no Demand Registration shall be required where in the judgment of the Company, its legal counsel, and/or SEC guidance and comments the registration would be deemed a primary offering pursuant to Securities Act Rule 415, which is interpreted by the SEC staff to prohibit registrations of stock for resale where the seller is deemed to be engaged in a primary offering of behalf of the issuer.

(c)The Company shall not include in any Demand Registration any securities which are not Registerable Securities without the prior written consent of Lifted Holder, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registerable Securities in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration would adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the shares of Common Stock that Lifted Holder proposes to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree.

(d)Notwithstanding anything to the contrary herein, the Company is not required to register Securities reasonably deemed by the Company’s securities counsel or by the staff of the

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U.S. Securities and Exchange Commission to be a “primary offering” not qualifying as a secondary offering pursuant to Securities Act Rule 415(a)(1)(i).

3.Piggyback Registrations.

(a)Participation.

Each time the Company decides to file a registration statement under the Securities Act (other than on Forms S-4 or S-8) covering the offer and sale by it or any of its security holders of any of its securities for money, the Company shall give written notice thereof to all Holders of Registerable Securities. The Company shall include in such registration statement such shares of Registerable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given.

(b)Underwriter’s Cutback.

If in the good faith judgment of the managing underwriter of such offering the inclusion of all of the shares of Registerable Securities and any other Common Stock requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registerable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (1) first, the shares of Registerable Securities requested to be included, and (2) second, any other shares of Common Stock requested to be included. Any necessary allocation among the Holders of shares within each of the foregoing groups shall be pro rata among such Holders requesting such registration based upon the number of shares of Common Stock and Registerable Securities owned by such Holders.

All shares so excluded from the underwritten public offering shall be withheld from the market by the Holders thereof for a period (not to exceed 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. Notwithstanding anything to the contrary herein, no Piggyback Registration shall be required where in the judgment of the Company, its legal counsel, and/or SEC guidance and comments the registration would be deemed a primary offering pursuant to Securities Act Rule 415, which is interpreted by the SEC staff to prohibit registrations of stock for resale where the seller is deemed to be engaged in a primary offering of behalf of the issuer.

4.Hold-Back Agreements.

Upon the written request of the managing underwriter of any underwritten offering of the Company’s securities, a Holder of Registerable Securities shall not sell, make any short sale of loan, grant any option for the acquisition of; or otherwise dispose of any Registerable Securities (other than those included in such registration) without the prior written consent of such managing underwriter for a period (not to exceed 30 days before the effective date and 90 days thereafter) that such managing underwriter reasonably determines is necessary in order to effect

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the underwritten public offering; provided that each of the officers and directors of the Company shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

5.Registration Procedures.

If and whenever the Company is required to register Registerable Securities in a Demand Registration or a Piggyback Registration, the Company will use its best efforts to effect such registration to permit the sale of such Registerable Securities in accordance with the intended plan of distribution thereof; and pursuant thereto the Company will as promptly as practicable:

(a)prepare and file with the Securities and Exchange Commission (“SEC”) as soon as practicable a Registration Statement with respect to such Registerable Securities and use its good faith efforts to cause such Registration Statement to become effective and remain effective until the Registerable Securities covered by such Registration Statement have been sold;

(b)prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registerable Securities or any underwriter of Registerable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registerable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus; and

(c)otherwise use its good faith efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registerable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (y) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

6.Registration Expenses; Indemnification.

All Registration Expenses will be borne by the Company.

The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registerable Securities, such Holder’s officers, directors, managers, members, partners, stockholders and affiliates, each underwriter, broker or any other Person acting on behalf of such Holder of Registerable Securities against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages,

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liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the Registration Statement, Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registerable Securities.  This indemnity shall be in addition to any liability the Company may otherwise have.

In connection with any registration in which a Holder of Registerable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the Holders of Registerable Securities against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder; provided, that the obligation to indemnify shall be several, not joint and several, for each Holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of Registerable Securities pursuant to such Registration Statement.  This indemnity shall be in addition to any liability the selling Holder may otherwise have.

7.Exchange Act Reporting Requirements.

The Company shall use good faith efforts to timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any successor provision).

8.Requirements for Participation in Underwritten Offering.

No Person may participate in any underwritten offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

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9.Suspension of Sales.

Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registerable Securities shall forthwith discontinue disposition of Registerable Securities until such Holder has received copies of the supplemented or amended Prospectus required by Section 5 hereof; or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders possession, of the Prospectus covering such Registerable Securities current at the time of receipt of such notice.

10.Expiration of Registration Rights.

This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registerable Securities outstanding; provided, that the provisions of Section 6 shall survive any such termination.

11.Miscellaneous

(a)Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, email, fax, or air courier guaranteeing overnight delivery:

If to the Company:Acquired Sales Corp.

Attention:  Gerard M. Jacobs, Chief Executive Officer

31 N. Suffolk Lane

Lake Forest, IL  60045

Email: GerardMJacobs@AcquiredSalesCorp.com

If to the Lifted Owner:Nicholas S. Warrender

328 55th Street B

Kenosha, WI  53140

Email:  Ape.Anonymous@gmail.com

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if faxed; when receipt acknowledged, if emailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

(b)Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by

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merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Lifted Owner; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.  The Lifted Owner may assign his rights hereunder only to a Permitted Transferee; provided, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Lifted Owner whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of a Lifted Owner herein and had originally been a party hereto.

(c)Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d)Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(f)Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(g)Forms.

All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

(h)Entire Agreement.

This Agreement and any warrants issued pursuant to such agreements are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or

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undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the warrants issued pursuant to such agreements. This Agreement and the warrants issued pursuant to such Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ACQUIRED SALES CORP.

By:
Name: Gerard M. Jacobs
Title: Chief Executive Officer

The Lifted Owner:
NICHOLAS S. WARRENDER

106364262.v3

Merger Agreement - Exhibit D

PROMISSORY NOTE

$3,750,000.00_____________, 2020

FOR VALUE RECEIVED, Acquired Sales Corp., a Nevada corporation ("AQSP"), and Lifted Liquids, Inc., an Illinois corporation and a wholly-owned subsidiary of AQSP ("Merger Sub") (AQSP and Merger Sub being referred to individually as a "Payor" and collectively as "Payors") HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of Nicholas S. Warrender, a Wisconsin resident with his principal residence at 328 55th Street B, Kenosha, WI  53140 (“Payee”), the principal sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS AND 00/100 ($3,750,000.00), payable as set forth below.  Interest on this Promissory Note shall be calculated on the basis of actual number of days elapsed and a 365-day year and shall be at a rate per annum equal to two percent (2.00%) (the “Interest Rate”). This Promissory Note is being issued to memorialize that certain Promissory Note constituting the Note Consideration in accordance with that certain Agreement and Plan of Merger dated January 7, 2020 by and among Payors, Gerard M. Jacobs, William C. Jacobs, Warrender Enterprise Inc. d/b/a Lifted Liquids, and Payee (the “Merger Agreement”). Any capitalized term used but not defined herein shall have the meaning ascribed to such term as set forth in the Merger Agreement.

1.Principal and Interest Payment Date. The principal and all accrued interest on this Promissory Note shall be due and payable in full upon the date (the "Payment Date") which is the earlier of (a) the date which is thirty (30) days after the last day (the "Aggregate EBITDA Calculation Date") of the calendar quarter during which the aggregate earnings before interest, taxes, depreciation and amortization ("EBITDA") of Merger Sub during the period between the Closing Date and the Aggregate EBITDA Calculation Date, as certified by AQSP's firm of independent certified public accountants, exceeds $7,500,000, or (b) the date which is the fifth anniversary of the Closing Date.

2. Voluntary Prepayments. This Promissory Note may, at the option of Payors, be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

3. Mandatory Prepayments. Within five (5) business days following the closing of any equity or debt capital raise by any Payor following the date of the Merger Agreement, excluding only the capital raise for the Wisconsin Acquisitions referred to in Section 5.23(a) of the Merger Agreement, Payors shall be obligated to allocate and pay over at least 50% of the net proceeds of such capital raise toward a prepayment of the principal and accrued interest on this Promissory Note.

4.Maximum Lawful Rate.  If any payment of interest hereunder in excess of the amount permitted by applicable law is received by Payee, the amount of such excess payment shall automatically be applied to reduce the principal amount outstanding hereunder in the order of maturity.

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5.Place of Payment.  Payments of principal and interest are payable in lawful money of the United States of America to Payee at Payee’s address listed above or at such other address as Payee may direct in writing to Payors.

6.Security.  Payors hereby covenant and agree that for so long as any obligations shall remain outstanding under this Promissory Note:

(a) This Promissory Note shall be secured by a first lien security interest in all of the assets of Payors; and

(b) This Promissory Note shall be secured by a pledge of: (i) all of the capital stock of Merger Sub; (ii) all of the common stock of Bendistillery Inc., Bend Spirits, Inc., and Ablis Holding Company that is owned by Payors; and (iii) all of the capital stock of any other entity owned by any Payor or any of its subsidiaries, pursuant to a Collateral Stock Pledge Agreement of even date herewith, between Payee, as Secured Party, and Payors, as Pledgors.

7.Notice of Default.  Payors shall promptly notify Payee of any condition or event that constitutes an Event of Default as defined below.

8.Events of Default. Each of the following occurrences shall constitute an “Event of Default” under this Promissory Note:

(a)Payors fail to pay when due and payable any amount of principal or interest under this Promissory Note, and such failure to pay is not cured within ten (10) days;

(b)Payors fail to perform or breach (other than a failure or breach which constitutes an Event of Default under another clause of this Section 8) in any material respect any of their obligations or the terms or provisions hereunder, and fail to cure such breach or failure within thirty (30) days following their receipt of notice from Payee describing such failure or breach;

(c)Any Payor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating any Payor bankrupt or insolvent; or any order for relief with respect to any Payor is entered under the Federal Bankruptcy Code; or any Payor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of such Payor or of any substantial part of the assets of such Payor, or commences any proceeding relating to such Payor under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against any Payor and either (i) such Payor by any act indicates its approval thereof, consent thereto or acquiescence therein, or (ii) such petition, application or proceeding is not dismissed within 60 days.

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9.Acceleration.

(a)If an Event of Default of the type described in Section 8(c) has occurred, the principal amount of this Promissory Note (together with all accrued interest hereon and all other amounts due and payable with respect hereto) shall become immediately due and payable without any action on the part of Payee, and Payors shall immediately pay to Payee all amounts due and payable with respect to this Promissory Note.

(b)If any other Event of Default has occurred and is continuing, Payee may declare the outstanding principal amount of this Promissory Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of the outstanding principal amount of this Promissory Note (together with accrued interest thereon and all such other amounts then due and payable).

(c)Payee shall also have any other rights which Payee may have pursuant to applicable law.

(d)Payors hereby waive diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Promissory Note and all other notices except as expressly provided herein, and expressly agree that this Promissory Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of Payors hereunder.

10.No Waiver.  No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of any right under this Promissory Note.

11.Amendment; No Assignment.  No amendment, modification, termination or waiver of any provision of this Promissory Note shall be effective unless the same shall be in writing and signed by Payors and Payee. Payee may not assign this Promissory Note without the prior written consent of Payors.

12.Governing Law.  THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

13.Costs of Collection.  If (a) the Promissory Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (b) an attorney is retained to represent Payee in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under the Promissory Note; (c) an attorney is retained to represent Payee in any other proceedings whatsoever in connection with the Promissory Note as a result of the action or inaction of Payors, then Payors shall pay to Payee all reasonable attorneys’ fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

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14.WAIVER OF JURY TRIAL.  EACH OF PAYORS AND PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH OR HEREAFTER AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  ANY DISPUTES ARISING UNDER OR RELATING TO THIS PROMISSORY NOTE WILL BE LITIGATED ONLY IN THE STATE COURTS LOCATED IN LAKE COUNTY, ILLINOIS

AND THE PARTIES HEREBY CONSENT TO THE PERSONAL JURISDICTION AND EXCLUSIVE VENUE OF THESE COURTS AND AGREE THAT ANY SUCH ACTION WILL BE TRIED BEFORE THE COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, this Promissory Note is hereby executed and delivered as of the ___ day of ____________, 2020.

ACQUIRED SALES CORP.LIFTED LIQUIDS, INC.

By____________________________By__________________________

         Gerard M. Jacobs, CEOGerard M. Jacobs, on behalf

of the Board of Directors

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